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                                                  -----------------------------
                                                           OMB APPROVAL
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                                                  OMB Number:         3235-0570
                                                  Expires:     October 31, 2006
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                                                  hours per response.......19.3
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07651
                                  ---------------------------------------------

                          ING Variable Portfolios, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

     The Corporation Trust Inc., 300 E. Lombard Street, Baltimore, MD 21202
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:1-800-992-0180
                                                   ----------------------------

Date of fiscal year end: December 31
                        --------------------------
Date of reporting period: December 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT

ANNUAL REPORT

DECEMBER 31, 2003

CLASSES R AND S

ING VARIABLE PRODUCT PORTFOLIOS

INTERNATIONAL EQUITY PORTFOLIO

ING VP INTERNATIONAL EQUITY PORTFOLIO

DOMESTIC EQUITY GROWTH PORTFOLIOS

ING VP GROWTH PORTFOLIO
ING VP SMALL COMPANY PORTFOLIO
ING VP TECHNOLOGY PORTFOLIO

DOMESTIC EQUITY VALUE PORTFOLIO

ING VP VALUE OPPORTUNITY PORTFOLIO

DOMESTIC EQUITY AND INCOME PORTFOLIOS

ING VP BALANCED PORTFOLIO
ING VP GROWTH AND INCOME PORTFOLIO

FIXED INCOME PORTFOLIOS

ING VP BOND PORTFOLIO
ING VP MONEY MARKET PORTFOLIO

[GRAPHIC]

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

           President's Letter                                                  1
           Market Perspective                                                  2
           Portfolio Managers' Reports:
              International Equity Portfolio                                   4
              Domestic Equity Growth Portfolios                                6
              Domestic Equity Value Portfolio                                 12
              Domestic Equity and Income Portfolios                           14
              Fixed Income Portfolios                                         18
           Index Descriptions                                                 21
           Independent Auditors' Report                                       22
           Statements of Assets and Liabilities                               23
           Statements of Operations                                           25
           Statements of Changes in Net Assets                                27
           Financial Highlights                                               32
           Notes to Financial Statements                                      41
           Portfolios of Investments                                          51
           Tax Information                                                    84
           Director and Officer Information                                   85

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                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism never the less.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the ING Funds and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

Also, I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds. In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

We consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
February 16, 2004

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003

In 2003 GLOBAL EQUITIES recorded their first year of positive returns since 1999. As measured by the Morgan Stanley Capital International ("MSCI") World Index, global stocks rose 33.8% for the year. For the second half of 2003, global stocks returned 19.8%. In both figures about three quarters of the return was due to stock market movements and the rest to dollar weakness. The dollar occupied the financial spotlight for much of the second six months. Japanese and particularly Chinese government intervention to keep their currencies low against the dollar underscored frustration in the U.S. that signs of an improving economy were not being accompanied by job growth. However, the dollar weakened against the freely floating euro and other European currencies as even increasingly impressive economic reports from the U.S. could not banish fears about its large trade and budget deficits. For the second six months of the period, the euro appreciated 9.8% against the dollar, 20.2% for all of 2003. At year-end, the Bank of Japan announced that it had spent an astonishing $187 billion in 2003 to stem the rise in the yen.

Most U.S. FIXED INCOME classes had a much more subdued second six months as one might expect in a strong environment for equities. Bond prices were supported by the apparent absence of any inflationary pressures and the belief that until they appear, the Federal Reserve ("Fed") will not raise interest rates. For the six-month period, the Lehman Brothers Aggregate Bond Index of investment grade bonds returned 0.17%, much less than the average coupon. For the year, the total return was 4.10%. Within this the Lehman Brothers U.S. Corporate Investment Grade Index returned 0.49% for the second six months and the U.S. Treasury Index lost 1.45%. For 2003, these indices returned 8.24% and 2.24%, respectively. There was a pronounced steepening of the yield curve as ten-year Treasury yields rose from 3.53% at the end of June to 4.26% at year end while the 90-day Treasury Bill yield rose just 7 basis points to 91 basis points, never spending a day above 100 basis points. By contrast, 2003 was the year in which the high yield market redeemed itself after several years of disappointing performance. The rally that began late in October of 2002 continued throughout 2003, leading to the best high yield market performance since 1991. For the year, the high yield market returned 28.97%. While 2002 was a year that was marred by fraud and corporate malfeasance, 2003 was a year of balance sheet repair. Many troubled issuers resorted to creative financing techniques to take out bank debt and to refinance and extend maturities. Bond prices for most issuers rose as this future refinancing risk was far outweighed by the immediate benefit of a significantly diminished near- to medium- term risk of default. The declining default risk was manifested throughout the year by a fall in the default rate from a peak of 11.7% in February 2002 to 5.26% in December 2003.

THE U.S. EQUITIES market returned 15.2% in the second half of 2003 based on the Standard & Poor's ("S&P") 500 Index including dividends and returned 28.71% for the whole year. At current price-to-earnings levels, 18 times 2004 earnings, many are worried about valuations after the tremendous rebound from the lows in early March. Much of the recent acceleration in gross domestic product ("GDP"), to 8.2% growth in the third quarter and the strength in consumer demand, has come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy by which the Fed has kept real short term interest rates negative, even with very tame inflation. Corporate profits have improved and balance sheets have been repaired, without question, but this in large measure has been based on cost cutting and a lack of hiring. Only from about the middle of the last quarter did the level of new unemployment claims break convincingly below the 400,000 level. This has restrained employment costs both because the number of employees has been kept down and because their wage bargaining power has accordingly remained low. Some commentators argue that these bullish forces are surely unsustainable. The bulls say this is just the "wall of worry" that markets tend to climb, that employment growth will reinvigorate demand and that major indices are still well off their all time highs. True, the advance in 2003 was powered by smaller, lower quality stocks but this is natural as sentiment improves after a bear market. By the end of 2003, the recovery was becoming more broadly based and there is still plenty of appreciation left in the bigger companies, say the optimists.

In INTERNATIONAL MARKETS, Japan soared 32.1% in dollar terms in the second half of 2003 based on the MSCI Japan Index, slightly more than half of this due to the strength of the yen despite the efforts of the Bank of Japan, as noted earlier, to hold it down. For the year, Japanese stocks returned 35.9%. By the end of the year the broad market was trading at just over 18 times earnings for 2004, similar to the S&P 500.

                                MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003

Since the semi-annual report, the news has been mixed for Japanese business. The good news of the seventh consecutive quarter of economic growth, rising machinery orders and industrial production was soured by the realization that it was entirely driven by exports, with domestic demand weak. Japan's twin problems: chronic deflation and a banking system paralyzed by non-performing loans remain to be solved. Much of the strength of the Japanese market seems to have been fueled by foreign money, with the local investor still not convinced. European excluding United Kingdom ("ex UK") markets advanced 26.7% in dollars in the last six months of 2003, including nearly 10% currency appreciation, according to the MSCI Europe ex UK Index. By the end of 2003, dollar investors had a gain of 42.6% for the year and markets in this region were still trading on average at just 14.6 times 2004 earnings. Third quarter GDP managed a 0.4% increase after a decline in the second quarter. As in Japan, this was entirely sourced from exports despite the strengthening euro, since consumer spending was stagnant and business investment down.

Nonetheless industrial production in France and Germany, over half of the Eurozone's economy, was rising smartly by the end of the year and unemployment edging down. German business confidence rose to the highest in three years. Many commentators believe that regional stocks are cheap in relation to earnings growth projected to be more than 20% in 2004 and that the rally is not over. The UK market gained 22.3% in dollars in the second half of 2003, nearly half of this due to currency, according to the MSCI UK Index. For the whole year, the dollar return was 32.1%. At those levels the UK market was trading at about 18 times 2004 earnings, again similar to the S&P 500. As in other regions, UK business and economic prospects improved during the six months. But there was more to this than exports. Services, manufacturing and construction were all accelerating by year-end. Third quarter GDP growth was revised up to 0.8% over the second quarter, while the unemployment rate fell to 5%, the lowest in decades. In November, the Bank of England became the first of the world's major central banks to raise interest rates.

                 See accompanying index descriptions on page 21.

ING VP INTERNATIONAL EQUITY PORTFOLIO                 Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of equity investment specialists, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP International Equity Portfolio (the "Portfolio") seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, returned 32.05% compared to MSCI EAFE Index, which returned 39.17% for the same period.

PORTFOLIO SPECIFICS: On balance, the Portfolio's positioning proved too conservative during the last 12-month period, especially in the months following the market's turnaround in mid-March. Lesser quality stocks with little or no earnings visibility, often with stretched balance sheets and mediocre management track records, dominated the rebound. Our "Growth at a Reasonable Price" (GARP) strategy, in which we assess the attractiveness of stocks' growth in relation to valuations, encountered a strong headwind. The bulk of the performance shortfall for the year was consequently generated in this post-war period. This effect was most pronounced in Japan, in the period from February to April, where the forced liquidation by domestic pension funds of quality liquid names was an additional negative factor.

Our regional allocation contributed negatively for the year, largely in the final quarter. Our modest overweight in underperforming Japan in this quarter and our underweight position in Pan-Europe, which outperformed, held back results. The bulk of the performance deficit was, however, attributable to unsuccessful stock selection within the regions. Japan, which represents about 21% of the benchmark, accounted for the entire stock selection shortfall. With our focus firmly on financially strong companies with visible growth prospects, at a time where investors rotated aggressively into smaller, generally domestically oriented but weakly capitalized companies, proved disadvantageous. The stock selection result within Europe (71% of the benchmark) was neutral, while the result from Developed Asia/Australia (8% of the benchmark) was modestly positive. Excluding the opportunity cost of holding some cash reserves in a rising market, which was over 150 basis points from less than 5% on average, our sector allocation strategy cost some performance. Our overweight in the lagging energy sector and our underweight in the strong performing industrial sector explain most of this shortfall.

Most of the performance deficit is, however, due to the positioning of the Portfolio within the economic sectors. Stock selection was negative in most of the economic sectors. On balance, the shortfall was the result of stocks not held by the Portfolio, particularly stocks with a small weighting in the index. The largest negative contributions arose in the industrials, consumer discretionary, health care, and financial sectors. At the stock level, the result in the financial sector was hurt by not owning or under-owning such strong performers as Sumitomo Mitsui Financial Group (a Japanese bank), British bank Barclays PLC, Telecom Italia, and Allianz (a German diversified insurer). Our positions in Matsui Securities (on-line broking, Japan) and Mitsibushi Tokyo (Japanese bank) partly offset this negative impact. Portfolio holding Koninklijke Numico N.V. (a Dutch food producer) fell sharply as sales at U.S. nutrition product subsidiary GNC declined early in the review period. A strong performance by Hong Kong trading and real estate company Li & Fung Limited contributed materially to the positive stock selection in Developed Asia.

MARKET OUTLOOK: We began the year with the Portfolio in a cyclically neutral position. As the year progressed, our stock selection process increasingly favored a more pro-cyclical stance. By year-end this was reflected in modest overweight positions in cyclically sensitive sectors such as technology, manufacturing, and basic materials. An overweight in the banking sector underlines our expectation that the profitability of these stocks will recover strongly, as a synchronized global recovery gains traction. We are underweight the consumer goods sector, as the combination of high relative valuations and stable but relatively low earnings growth in a cyclical recovery should restrict the potential here. We remain cautious on the telecommunications sector, as the rate of secular earnings decline is likely to overpower the increase in cyclical demand. Sustained high oil prices and attractive valuations support our continued overweight of the traditionally defensive energy sector. Elsewhere, at year-end we had a small underweight in the defensive utilities sector and had market weights in health care and non-bank financials. We maintain a modest overweight position in Japan, as this market is expected to have the most leverage to an accelerating global economy. In aggregate, the Portfolio now has a small valuation premium versus the benchmark but is expected to experience higher earnings growth through 2004 and into 2005.

Portfolio Managers' Report                 ING VP INTERNATIONAL EQUITY PORTFOLIO

[CHART]

                 ING VP INTERNATIONAL EQUITY PORTFOLIO CLASS R   MSCI EAFE INDEX
12/22/97                             $ 10,000                        $ 10,000
12/31/97                             $ 10,270                        $ 10,000
12/31/98                             $ 12,213                        $ 12,033
12/31/99                             $ 18,482                        $ 15,318
12/31/2000                           $ 14,725                        $ 13,180
12/31/2001                           $ 11,209                        $ 10,385
12/31/2002                           $  8,219                        $  8,759
12/31/2003                           $ 10,853                        $ 12,190

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED DECEMBER 31, 2003
                                     -------------------------------------------------------
                                                         SINCE INCEPTION    SINCE INCEPTION
                                                            OF CLASS R         OF CLASS S
                                     1 YEAR    5 YEAR       12/22/97           11/01/01
                                     ------    ------    ---------------    ----------------
Class R                              32.05%    -2.35%         1.37%                --
Class S                              31.62%       --            --               0.97%
MSCI EAFE Index                      39.17%     0.26%         3.36%(1)           9.79%

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP International Equity Portfolio against the MSCI EAFE Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 01/01/98.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. Other investment strategies pose risks to the Portfolio. Convertible securities' values may fall when interest rates rise; changes in market prices of securities or interest rates may result in a loss on derivatives; and portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 21.

ING VP GROWTH PORTFOLIO                               Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of equity investment specialists led by Kenneth Bragdon, CFA, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Growth Portfolio (the "Portfolio") seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, provided a total return of 30.36% compared to the Russell 1000 Growth Index, which returned 29.75% for the same period.

PORTFOLIO SPECIFICS: Strong stock selection in the health care and consumer discretionary sectors were the primary drivers of the Portfolio's outperformance relative to the benchmark for the year ended December 31, 2003. In the health care sector, our holdings in managed care providers Aetna, Inc. and Coventry Health Care rose significantly during the period as strong pricing and enrollment trends, as well as accretive acquisitions, drove earnings estimates higher. We also avoided several large-cap stocks in the sector that significantly underperformed during the period, such as Merck & Co and Medtronic Inc. In the consumer discretionary sector, our holdings in internet service providers and e-commerce companies performed exceptionally well during the year, reflecting strong on-line advertising and shopping trends. Our holdings in Yahoo and Expedia were among the best performing stocks in the portfolio.

Our performance was negatively impacted by stock selection in the technology sector. In the first half of 2003, the outbreak and spread of the Severe Acute Respiratory Syndrome (SARS) virus resulted in disappointing earnings from a number of companies with a large presence in Asia. Several of our semiconductor holdings were impacted, including Microchip, which had to twice reduce its sales and earnings growth expectations. Our holdings in Intuit underperformed due largely to investor concern over sales of the company's TurboTax product as a result of competition from lower-cost, on-line alternatives from government agencies. In addition, software sales to the Intuit's small and medium business customers turned out to be less resistant to broad economic pressures than anticipated. Finally, software stocks underperformed the broader technology group as many corporations put off signing new license agreements pending an improvement in business trends. Within the software group, our holdings in PeopleSoft proved disappointing as ongoing price pressure and lower deal volume kept earnings estimates under pressure for much of 2003.

MARKET OUTLOOK: We believe that the combination of stimulative tax policy, accommodative monetary policy, low interest rates, and a weaker dollar will continue to drive strong economic growth in the months ahead. Recent economic data point to continued strength in industrial production and an improving employment picture. Despite the recent rally, in our view equity valuations remain attractive relative to other asset classes. We continue to believe that these factors create a positive backdrop for the equity markets overall and for growth stocks in particular. As always, we continue to invest in companies displaying positive business momentum and attractive valuation.

Portfolio Managers' Report                              ING VP GROWTH PORTFOLIO

[CHART]

                ING VP GROWTH PORTFOLIO CLASS R   RUSSELL 1000 GROWTH INDEX
12/13/96                     $  10,000                   $  10,000
12/31/96                     $  10,153                   $  10,000
12/31/97                     $  13,505                   $  13,048
12/31/98                     $  18,593                   $  18,099
12/31/99                     $  25,095                   $  24,101
12/31/2000                   $  22,095                   $  18,697
12/31/2001                   $  16,115                   $  14,878
12/31/2002                   $  11,451                   $  10,729
12/31/2003                   $  14,928                   $  13,921

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED DECEMBER 31, 2003
                                     ------------------------------------------------------
                                                         SINCE INCEPTION    SINCE INCEPTION
                                                            OF CLASS R         OF CLASS S
                                     1 YEAR    5 YEAR       12/13/96           11/01/01
                                     ------    ------    ---------------    ---------------
Class R                              30.36%    -4.26%         5.85%                --
Class S                              30.01%       --            --               1.47%
Russell 1000 Growth Index            29.75%    -5.11%         4.49%(1)           1.08%

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Growth Portfolio against the Russell 1000 Growth Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 12/01/96.

PRINCIPAL RISK FACTOR(S): The Principal risks of investing in the Portfolio are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. Historically, growth-oriented stocks have been more volatile than value oriented stocks. The value of convertible securities may fall when interest rates rise. Other investment strategies pose risks to the Portfolio. Changes in market prices of securities or interest rates may result in a loss on derivatives; portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price; and price volatility and other risks accompany investments in foreign securities and in smaller companies. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 21.

ING VP SMALL COMPANY PORTFOLIO                        Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of equity investment specialists led by Carolie Burroughs, CFA, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, returned 37.47% compared to the Russell 2000 Index, which returned 47.25% for the same period.

PORTFOLIO SPECIFICS: Stock selection in the producer durables and technology sectors contributed positively to the Portfolio's performance. Stock selection in the consumer discretionary and materials and processing sectors was a drag on performance. An overweight position in the technology sector helped performance, while our slight underweight position in the health care sector hurt performance. The largest individual positive contributors to performance during the year were SanDisk, Webex Communications, and InterDigital Communications. The largest individual negative contributors to performance were Palm, Sierra Pacific Resources, and NPS Pharmaceuticals.

During the period we shifted from a slight overweight to a slight underweight position in the financial services sector. We reduced our position in the consumer discretionary sector from an overweight to market weight by mid-year, then to an underweighting in the fourth quarter. We added to the autos and transportation, materials and processing, health care, and producer durables sectors, as economic data improved and the market began to broaden in the fall. We maintained our overweight in the technology sector. Toward the beginning of the fourth quarter, we trimmed our larger, higher market risk, year-to-date strong performers and redeployed the capital into smaller, market risk neutral stocks in anticipation of the seasonal profit-taking that typically occurs in the fourth calendar quarter. We maintain the +/-5% collar for all of our sector active weights and a style neutral position to avoid being negatively impacted by market reversals. On average, our cash position was 2-4%.

MARKET OUTLOOK: As the economic recovery gains momentum, we expect the market to continue its upward trend in 2004. Although market volatility levels allow for speculative investors to remain in the small-cap space, we expect stocks with better fundamentals to outperform in 2004. We have recently witnessed a greater degree of vacillation between growth and value styles since August 2003. Consequently, the performance of the Russell 2000 Growth Index and Russell 2000 Value Index and the Russell 2000 Index and the S&P Small Cap 600 Index is converging.

We expect the small-cap cycle to follow its course and smaller capitalization stocks to outperform their large-cap brethren for the following reasons. First, the economic recovery appears to be underway. We believe small-cap stocks offer better fundamentals as demonstrated by the earnings and revenue growth reported in 2003. Second, access to capital for small-cap stocks improved in 2003. Attractive interest rates and an appetite for commercial lending by the banking industry should bode well for smaller capitalization stocks. Strong equity issuance should persist in 2004 as large-cap portfolio managers continue to seek opportunities further down the asset class spectrum. Finally, consolidation was up 25% over 2002. We expect this to continue as many firms have opportunistically improved their balance sheets and are poised to invest.

We look forward to 2004. In our view, the Portfolio is well positioned to benefit as the small-cap cycle continues to move up the market cap spectrum and better quality stocks begin to consistently outperform.

Portfolio Managers' Report                        ING VP SMALL COMPANY PORTFOLIO

[CHART]

                ING VP SMALL COMPANY PORTFOLIO CLASS R     RUSSELL 2000 INDEX
12/27/96                        $  10,000                        $ 10,000
12/31/96                        $  10,075                        $ 10,000
12/31/97                        $  13,549                        $ 12,236
12/31/98                        $  13,698                        $ 11,924
12/31/99                        $  17,923                        $ 14,459
12/31/2000                      $  19,128                        $ 14,022
12/31/2001                      $  19,893                        $ 14,371
12/31/2002                      $  15,272                        $ 11,427
12/31/2003                      $  20,994                        $ 16,827

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED DECEMBER 31, 2003
                                     ------------------------------------------------------
                                                         SINCE INCEPTION    SINCE INCEPTION
                                                            OF CLASS R         OF CLASS S
                                     1 YEAR    5 YEAR       12/27/96           11/01/01
                                     ------    ------    ---------------    ---------------
Class R                              37.47%     8.91%        11.23%               --
Class S                              37.76%       --            --               7.44%
Russell 2000 Index                   47.25%     7.13%         7.72%(1)          14.44%

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Small Company Portfolio against the Russell 2000 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 01/01/97.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. International investing poses special risks, including currency fluctuations, economical and political risks not found in domestic investments. Other investment strategies pose risks to the Portfolio. Convertible securities' values may fall when interest rates rise; changes in market prices of securities or interest rates may result in a loss on derivatives; and portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 21.

ING VP TECHNOLOGY PORTFOLIO                           Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Ronald E. Elijah and Roderick R. Berry, Portfolio Managers, AIC Asset Management, LLC - the Sub-Adviser. (1)

GOAL: The ING VP Technology Portfolio (the "Portfolio") seeks long-term capital appreciation by investing at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology industry sector.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares returned 45.49% versus the Goldman Sachs Technology Industry Composite Index, which returned 54.18% for the same period.

PORTFOLIO SPECIFICS: ING Investments, LLC, the Adviser provides the following report on the Portfolio. In the Portfolio Managers' semi-annual letter it was pointed out that performance had lagged because of the emphasis on companies with a large capitalization in an environment in which smaller stocks had led the market. In the second half of the year smaller stocks also tended to out perform although the trend was less pronounced. Since the Portfolio had a somewhat smaller cap bias than the benchmark as represented by the above Index, performance benefited as a result. Performance in the second half did well against the competitive averages but again did not match the Index, falling short by 130 basis points. One of the main reasons was the cash holding which averaged 6.4%. In a market which rose by over 25% this held back performance by over 150 basis points. Performance was enhanced however, by the heavy over weight in semi-conductor related sub-sectors. The substantial under weighting in the computer hardware and systems software companies also benefited portfolio returns. This was partially eroded by under weighting the communications equipment stocks which on average performed very well. Stock selection was disappointing in most sub-sectors, especially those that had been over weighted the most: semi-conductors and semi-conductor equipment. It was best among the data processing and outsourced services companies, which unfortunately had been slightly under weighted.

----------
(1) On December 17, 2003, the Board approved a special meeting of shareholders to be held during the first quarter of 2004 to approve a change in sub-adviser of ING VP Technology Portfolio from AIC Asset Management, LLC to BlackRock Advisors, Inc. ("BlackRock"). Effective January 1, 2004, BlackRock began acting as sub-adviser to ING VP Technology Portfolio under an interim sub-advisory agreement. Thomas P. Cullar, CFA and Daniel M. Rea serve as Portfolio Managers. In connection with the change in sub-adviser, the Board has also approved changes to the name and non-fundamental investment strategy and policies of ING VP Technology Portfolio. The following changes to ING VP Technology Portfolio will become effective February 17, 2004: (1) a name change to ING VP Global Science and Technology Portfolio, and (2) strategy and policy changes in which the Portfolio will become a global fund investing 80% of its assets in common stocks and securities convertible into common stock of companies in the science and technology sectors.

Portfolio Managers' Report                           ING VP TECHNOLOGY PORTFOLIO

[CHART]

                ING VP TECHNOLOGY PORTFOLIO CLASS R(1)  GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX(2)
5/1/2000                         $ 10,000                                   $ 10,000
12/31/2000                       $  5,880                                   $  5,880
12/31/2001                       $  4,530                                   $  4,208
12/31/2002                       $  2,660                                   $  2,514
12/31/2003                       $  3,870                                   $  3,876

                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                         PERIODS ENDED DECEMBER 31, 2003
                                     ---------------------------------------
                                                             SINCE INCEPTION
                                                                OF CLASS R
                                       1 YEAR                    05/01/00
                                       ------                ---------------
Class R                                45.49%                     -22.80%
Goldman Sachs Technology Industry
  Composite Index                      54.18%                     -22.76%

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Technology Portfolio against the Goldman Sachs Technology Industry Composite Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): The Principal risks of investing in the Portfolio are those generally attributable to stock investing. The Portfolio could lose money if the issuer of a debt security defaults. The Portfolio concentrates its investments in information technology industries and will tend to experience more volatility than funds not concentrated in one industry. Stocks of small and mid-cap companies tend to be less liquid and more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. When the Portfolio lends securities, they may not be available on a timely basis and it may lose the opportunity to sell them at a desirable price. Investments in derivatives are subject to the risk that changes in interest rates or market prices may result in a loss.

                 See accompanying index descriptions on page 21.

ING VP VALUE OPPORTUNITY PORTFOLIO                    Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of equity investment specialists led by William F. Coughlin, CFA, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Value Opportunity Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, returned 24.59% compared to the S&P 500 Index, which returned 28.71% over the same period.

PORTFOLIO SPECIFICS: Stock selection in the industrials and utility sectors contributed positively to the Portfolio's performance. On the other hand, stock selection in the energy and technology sectors was a drag on performance. An overweight position in the strongly performing technology sector helped performance, while our slight underweight position in the consumer discretionary sector hurt performance.

For most of the past twelve months, the quantitative models used to identify attractive stocks did not perform well as companies that we view as of lower quality with suspect business models and weakened balance sheets were the best performers. During most of the year, while the Portfolio's performance generally benefited from improving technology share prices, it was hampered by continuing underperformance by the health care sector.

MARKET OUTLOOK: There were many domestic and international problems that were encountered by the markets during 2003. We witnessed a major invasion and conflict in Iraq, lingering corporate governance problems from companies such as Tyco, HealthSouth, and even the New York Stock Exchange, and regulators focusing inquiries on the massive mutual fund industry. On homeland security, we ended the year at the orange level of terror alert. And yet, despite the problems and concerns, we believe the markets are in very sound shape going into 2004. In our view, strengths include strong consumer spending and a corresponding housing market, increasing industrial production, declining unemployment from a June high of 6.4% to a current level of 5.9%, and a strong outlook for 2004 gross domestic product growth, with low inflation and ongoing low interest rates. One other positive that has been overlooked by many investors is the impact of the tax cut passed by Congress in March 2003. Beginning in 2003, dividends from stocks and long-term capital gains will be taxed at a maximum rate of 15% for individual investors. We think that this will have a positive effect on the shares of companies with good dividend yields as we move through 2004.

Portfolio Managers' Report                    ING VP VALUE OPPORTUNITY PORTFOLIO

[CHART]

                ING VP VALUE OPPORTUNITY PORTFOLIO CLASS R    S&P 500 Index
12/13/96                        $  10,000                        $  10,000
12/31/96                        $  10,215                        $   9,805
12/31/97                        $  14,235                        $  13,078
12/31/98                        $  17,423                        $  16,839
12/31/99                        $  20,834                        $  20,397
12/31/2000                      $  22,958                        $  18,524
12/31/2001                      $  20,751                        $  16,324
12/31/2002                      $  15,363                        $  12,716
12/31/2003                      $  19,142                        $  16,367


                                                   AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED DECEMBER 31, 2003
                                     ------------------------------------------------------
                                                         SINCE INCEPTION    SINCE INCEPTION
                                                            OF CLASS R         OF CLASS S
                                     1 YEAR    5 YEAR       12/13/96           07/16/01
                                     ------    ------    ---------------    ---------------
Class R                              24.59%     1.90%       9.64%                 --
Class S                              24.21%       --          --               -6.96%
S&P 500 Index                        28.71%    -0.57%       7.20%(1)           -1.83%(2)

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Value Opportunity Portfolio against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 12/01/96.

(2)  Since inception performance for the index is shown from 08/01/01.

PRINCIPAL RISK FACTOR(S): The Principal risks of investing in the Portfolio are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. Other investment strategies pose risks to the Portfolio. Convertible securities' values may fall when interest rates rise; changes in market prices of securities or interest rates may result in a loss on derivatives; portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price; and price volatility and other risks accompany investments in foreign securities and in small-/mid-sized companies.

                 See accompanying index descriptions on page 21.

ING VP BALANCED PORTFOLIO                             Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Neil Kochen, CFA and James B. Kauffmann, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Balanced Portfolio (the "Portfolio") seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, returned 18.87% compared to the Composite Index (60% S&P 500 Index/ 40% Lehman Brothers Aggregate Bond Index), which returned 18.48% over the same period.

PORTFOLIO SPECIFICS: The equity component of the Portfolio outperformed the S&P 500 Index, primarily due to strong sector allocation and exposure to small- and mid-cap stocks, which outperformed large-caps by a wide margin in 2003. An overweight in technology stocks and an underweight in consumer staples played the greatest roles in enhancing results, while an underweight in the materials sector had a modest negative effect because this sector had good performance. Our health care stocks performed well, but our technology holdings posted weak results. Stocks having the largest positive impact on performance were Intel, General Electric, and Cisco Systems. Stocks with the largest negative impact on performance were Merck, Freddie Mac, and Verizon.

Our overweight to riskier sectors of the bond market early in the year - including cable, telecom, electric, and retail - was a clear winner, and security selection within those sectors was particularly beneficial. The portfolio also reaped the rewards of a robust high yield market. High yield was, indeed, the asset class of choice for investors in the first quarter of 2003. Credit sectors continued to post positive excess returns during the second quarter. Other positives included an underweight in mortgages and an overall yield advantage to the benchmark. Commitments to high yield and emerging market debt enhanced our performance versus the index as the emerging market sector produced 8.41% of excess return and the high yield sector printed 7.73% of excess returns for the second quarter.

During the third quarter, hedging in the mortgage market, miscues from the Federal Reserve ("Fed"), and positive economic releases resulted in one of the worst bond routs in history. Overall, lower risk issues benefited as buyers scrambled to add yield and became more comfortable with the macroeconomic outlook. The Portfolio benefited from an overweight to credit sectors - especially lower rated issues, high yield, and emerging market debt - and some deft trading in mortgages and agencies during the period. However, our short duration posture did not entirely offset the damage resulting from the major sell off in July.

Chief sources of outperformance during the fourth quarter continued to include an overweight in longer-dated and lower quality credits and our short duration posture also proved beneficial. Despite the fact that yields on Treasuries rose across the maturity spectrum, the magnitude of the increases appeared low given the economic picture. Three- and five-year maturities performed the worst; yet, Treasury bills were virtually unchanged in the face of the Fed's accommodative stance. Sectors key to our portfolio position outperformed. Industrials posted 1.45% of excess returns; utilities outperformed by 1.38%. Securitized sectors - including asset-backed and commercial mortgage-backed securities - tallied 0.64%, while home mortgages provided 0.66% of excess returns. High yield trumped all bond sectors with 6.37% of excess returns, and emerging markets tallied a hefty 5.04% of excess returns during the fourth quarter.

MARKET OUTLOOK: After a shaky start to the year, both the financial markets and the economy began to firm in the spring and early summer. Stocks are up strongly from their March lows, and despite being beat up in July, the bond market turned in positive results for the year. The market's upswing can be attributed to a number of factors including accelerating gross domestic product (GDP), low inflation, supportive monetary and fiscal policy and strengthening industrial production, productivity and business investment. Employment still remains the weak link in economic recovery; however, even employment is showing signs of improvement with the unemployment rate down to 5.9%, off of the June high of 6.4%. Initial jobless claims are also trailing downward with December coming in at an average of 356,000, the lowest since January 2001.

The current characteristics of the equity portion of the Portfolio include a slightly above benchmark size and quality bias, while maintaining a slightly below benchmark valuation tilt. This is a direct result of our use of historically predictive business momentum, valuation, and market recognition factors in our stock ranking models. We believe that, given the extended rally of smaller, lower quality stocks, this may be an advantageous position as the market returns to stocks with the strong business fundamentals favored by our models.

On the fixed income side, we do not believe current Treasury yields reflect the pace of the quickening economy. The Fed has been unusually aggressive in jawboning interest rates down, and our current account deficit with Asian economies has been recycled back into the U.S. debt markets. Tactically, we are short in duration in the face of improving global economic fundamentals. We are overweight home and commercial mortgages, asset-backed securities, and longer-dated corporate bonds. Valuations are stretched in credit and mortgage markets; yet alternatives are few as bond managers seek to add incremental yield in the face of a rising rate environment. We maintain a significant overweight in both the high yield and emerging markets.

Portfolio Managers' Report                             ING VP BALANCED PORTFOLIO

[CHART]

                ING VP BALANCED PORTFOLIO CLASS R(1)    S&P 500 INDEX(2)  LEHMAN BROTHERS AGGREGATE BOND INDEX(3)
12/31/93                      $  10,000                    $  10,000                      $  10,000
12/31/94                      $   9,965                    $  10,133                      $   9,708
12/31/95                      $  12,678                    $  13,933                      $  11,502
12/31/96                      $  14,602                    $  17,172                      $  11,920
12/31/97                      $  17,885                    $  22,903                      $  13,070
12/31/98                      $  20,913                    $  29,489                      $  14,206
12/31/99                      $  23,759                    $  35,722                      $  14,089
12/31/2000                    $  23,625                    $  32,440                      $  15,727
12/31/2001                    $  22,631                    $  28,588                      $  17,055
12/31/2002                    $  20,298                    $  22,270                      $  18,804
12/31/2003                    $  24,128(1)                 $  28,664(2)                   $  19,576(3)

                COMPOSITE INDEX (60% S&P 500/40% Lehman Brothers Aggregate Bond Index)(4)
12/31/93                                            $  10,000
12/31/94                                            $   9,967
12/31/95                                            $  12,924
12/31/96                                            $  14,859
12/31/97                                            $  18,368
12/31/98                                            $  22,223
12/31/99                                            $  24,890
12/31/2000                                          $  24,642
12/31/2001                                          $  23,727
12/31/2002                                          $  21,397
12/31/2003                                          $  25,351(4)

                                            AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED DECEMBER 31, 2003
                                     ----------------------------------------------
                                                                    SINCE INCEPTION
                                                                       OF CLASS S
                                     1 YEAR    5 YEAR    10 YEAR       05/29/03
                                     ------    ------    -------    ---------------
Class R                              18.87%     2.90%      9.20%          --
Class S                                 --        --         --        10.51%
S&P 500 Index                        28.71%    -0.57%     11.10%       16.61%(1)
Lehman Brothers Aggregate Bond
  Index                               4.10%     6.62%      6.95%       -0.03%(1)
Composite Index (60% S&P 500
  Index/40% Lehman Brothers
  Aggregate Bond Index)              18.48%     2.67%      9.75%        9.78%(1)

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Balanced Portfolio against the S&P 500 Index, Lehman Brothers Aggregate Bond Index and Composite Index (60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index). The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 06/01/03.

PRINCIPAL RISK FACTOR(S): The Principal risks of investing in the Portfolio are those generally attributable to stock and bond investing. Because the Portfolio's assets are allocated between equities and fixed income securities, the Portfolio may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. Investments in high yield bonds are high risk investments. Certain high yield/high risk bonds carry particular market, repayment and credit risks and may experience greater volatility in market value than investment grade corporate bonds. International investing does pose special risks including currency fluctuations, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Other investment strategies pose risks to the Portfolio. Convertible securities' values may fall when interest rates rise; changes in market prices of securities or interest rates may result in a loss on derivatives; and portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price.

                 See accompanying index descriptions on page 21.

ING VP GROWTH AND INCOME PORTFOLIO                    Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals, each of whom specializes in a particular asset class, led by Donald Townswick, CFA, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock believed to offer above-average growth potential. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, returned 26.07% compared to the S&P 500 Index which returned 28.71% over the same period.

PORTFOLIO SPECIFICS: The Portfolio struggled during the first three quarters of 2003. The market continued the trend it set during the fourth quarter of 2002 by rewarding speculative stocks (those with no earnings, negative earnings growth, and questionable futures) during the nine-month period. As the year closed, though, the Portfolio began to hit its stride as the market began once again to reward higher quality stocks.

For the year, the finance sector was the biggest positive contributor to results. In a declining interest rate environment, the mortgage business is typically strong, as more families can afford homes and more homeowners refinance their mortgages. Countrywide Financial, a major player in this business, appreciated significantly during the year and was a major holding in the Portfolio for most of 2003.

We also purchased a position in Amazon.com during the third quarter in anticipation of a rebound in retail sales linked to stronger economic growth in the economy. This investment paid off as retail sales did indeed surprise on the high side of Wall Street expectations, and the stock performed well.

Relative performance was negatively affected during the year by our emphasis on quality in selecting technology stocks. The blue chip tech stocks we owned, such as Microsoft, tended to lag the other more speculative stocks in the S&P 500 Index, such as Yahoo and Veritas Software. Despite this, we believe it is still imperative to invest in fundamentally sound companies.

MARKET OUTLOOK: We believe that the market is poised to have another good year in 2004. We don't envision much if any deterioration of economic fundamentals in the U.S. during the year, and would not be surprised if we saw fundamentals strengthen further. The market had come a long way from its trough, but still has a ways to go even to rescale its peaks of 2000.

Portfolio Managers' Report                    ING VP GROWTH AND INCOME PORTFOLIO

[CHART]

                ING VP GROWTH AND INCOME PORTFOLIO CLASS R      S&P 500 Index
12/31/93                        $  10,000                          $  10,000
12/31/94                        $   9,903                          $  10,133
12/31/95                        $  13,097                          $  13,933
12/31/96                        $  16,300                          $  17,172
12/31/97                        $  21,172                          $  22,903
12/31/98                        $  24,240                          $  29,489
12/31/99                        $  28,462                          $  35,722
12/31/2000                      $  25,341                          $  32,440
12/31/2001                      $  20,678                          $  28,588
12/31/2002                      $  15,510                          $  22,270
12/31/2003                      $  19,553                          $  28,664

                                            AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED DECEMBER 31, 2003
                                     ----------------------------------------------
                                                                    SINCE INCEPTION
                                                                       OF CLASS S
                                     1 YEAR    5 YEAR    10 YEAR       06/11/03
                                     ------    ------    -------    ---------------
Class R                              26.07%     -4.20%     6.93%           --
Class S                                 --         --        --         11.89%
S&P 500 Index                        28.71%     -0.57%    11.10%        16.61%(1)

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Growth and Income Portfolio against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 06/01/03.

PRINCIPAL RISK FACTOR(S): Those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Risks of foreign investing are generally intensified for investment in emerging markets. In exchange for higher growth potential, investing in stocks of mid-sized and smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. Other investment strategies pose risks to the Portfolio. Convertible securities' values may fall when interest rates rise; changes in market prices of securities or interest rates may result in a loss on derivatives; portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price; the prices of mortgage-related securities are sensitive to changes in interest rates and prepayment patterns; and high-yield securities are subject to volatility and principal and income risk. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 21.

ING VP BOND PORTFOLIO                                 Portfolio Managers' Report

PORTFOLIO MANAGEMENT: James B. Kauffmann, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk, through investments in a diversified portfolio consisting of investment-grade debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, returned 6.30% compared to the Lehman Brothers Aggregate Bond Index, which returned 4.10% over the same period.

PORTFOLIO SPECIFICS: While reports in the financial press hyperventilated about the "2003 Bond Market Rout," the Lehman Brothers Aggregate Bond Index posted a 4.10% of total return during the period. The Lehman Brothers High Yield Bond Index tallied 28.97% of total return second only to the rally in 1991. But emerging markets trumped all bond sectors with 30.13% of total return. Investment-grade corporates rallied throughout the first quarter of 2003; yet, more conservative names and industries lagged the riskier in March. As the quarter progressed, we saw diminished value in these safer high-grade names and reduced them. Our overweight to riskier sectors, including cable, telecom, electric, and retail, was a clear winner, and security selection within those sectors was particularly beneficial. Overall the Portfolio was overweight three of the five best performing industries and underweight autos, which performed poorly. An overweight versus commercial mortgages at the expense of agencies was a drag, while an overweight in asset-backed securities was a small boost. The Portfolio also reaped the rewards of a robust high yield market. High yield was, indeed, the asset class of choice for investors in the first quarter of 2003. High yield market performance was driven by large rallies in the market's most volatile sectors.

Credit sectors continued to post positive excess returns during the second quarter. During the period, Industrials returned 2.48% of excess return; utilities returned 2.15%; and financial returned 2.07%. An overweight to the credit sectors boosted relative returns. Other positives also included an underweight in mortgages and an overall yield advantage to the benchmark. Commitments to high yield and emerging market debt enhanced our performance versus the benchmark as the emerging market sector produced 8.41% of excess return and the high yield sector posted 7.73% of excess return for the second quarter.

During the third quarter, hedging in the mortgage market, miscues from the Fed, and positive economic releases resulted in one of the worst bond routs in history. Overall, lower risk issues benefited as buyers scrambled to add yield and became more comfortable with the macro economic outlook. The Portfolio benefited from an overweight to credit - especially lower rated issues, high yield, and emerging market debt - and some deft trading in mortgages and agencies during the period. However, our short duration posture did not entirely offset the damage resulting from the major market sell-off in July.

The chief sources of the Portfolio's outperformance during the fourth quarter continued to include an overweight in longer-dated and lower quality credits. This has been a theme for most of the year, and our short duration posture also proved beneficial. Despite the fact that yields on Treasuries rose across the maturity spectrum, the magnitude of the increases appeared low given the economic picture. Three- and five-year maturities performed the worst; yet, Treasury bills were virtually unchanged in the face of the Fed's accommodative stance. Sectors key to our position outperformed. Industrials posted 1.45% of excess return, and utilities outperformed by 1.38%. Securitized sectors - including asset-backed and commercial mortgage-backed securities - tallied 0.64%, while home mortgages provided 0.66% of excess returns. High yield trumped all bond sectors with 6.37% of excess returns, and emerging markets tallied a hefty 5.04% of excess returns during the fourth quarter.

MARKET OUTLOOK: We believe that the economy is on the mend, and the process - so far - has produced only upside surprises. The consumer has not been shy about spending 80% of the proceeds of the recent tax cuts, which now means that consumption has expanded for the last 46 quarters. Yet, market pundits wonder what will carry the spendthrift shopper in months to come. The next big surge in tax reductions will hit the economy with next year's tax refund season. Given that consumption represents 70% of the economy, concerns remain that the outsized strength of the third quarter may sap some vigor from first quarter of 2004. However, late in 2004 the expiring accelerated depreciation allowance should provide a boost in business capital expenditures.

Employment and resource utilization remain soft for this stage of a recovery, but the picture is improving. The near-term prospects for inflationary problems remain slight as the U.S. imports disinflation from abroad; productivity is gaining; labor costs are contained; and pricing power is still transitory. Ultimately, job creation and income growth may be the keys to a sustainable recovery. The twin deficits - federal and current account - will remain challenges in the near term; and we are not optimistic on the dollar. Treasury yields do not yet, in our opinion, reflect the pace of the quickening economy. The Fed has been unusually aggressive in jawboning interest rates down, and our current account deficit with Asian economies has been recycled back into the
U. S. debt markets. Tactically, we are short in duration in the face of improving global economic fundamentals. We are overweight home and commercial mortgages, asset-backed securities, and longer-dated corporate bonds. Valuations are stretched in credit and mortgage markets; yet alternatives are few as bond managers seek to add incremental yield in the face of a rising rate environment. We maintain a significant overweight in both the high yield and emerging markets.

Portfolio Managers' Report                                 ING VP BOND PORTFOLIO

[CHART]

                ING VP BOND PORTFOLIO CLASS R   LEHMAN BROTHERS AGGREGATE BOND INDEX
12/31/93                    $  10,000                         $  10,000
12/31/94                    $   9,617                         $   9,708
12/31/95                    $  11,370                         $  11,502
12/31/96                    $  11,779                         $  11,920
12/31/97                    $  12,757                         $  13,070
12/31/98                    $  13,795                         $  14,206
12/31/99                    $  13,693                         $  14,089
12/31/2000                  $  15,013                         $  15,727
12/31/2001                  $  16,326                         $  17,055
12/31/2002                  $  17,687                         $  18,804
12/31/2003                  $  18,801                         $  19,576

                                            AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED DECEMBER 31, 2003
                                     ----------------------------------------------
                                                                    SINCE INCEPTION
                                                                       OF CLASS S
                                     1 YEAR    5 YEAR    10 YEAR       05/03/02
                                     ------    ------    -------    ---------------
Class R                              6.30%      6.38%     6.51%            --
Class S                              6.04%        --        --           8.16%
Lehman Brothers Aggregate Bond
  Index                              4.10%      6.62%     6.95%          7.32%(1)

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 5/1/02.

PRINCIPAL RISK FACTOR(S): Those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Other investment strategies pose risks to the Portfolio. Convertible securities' values may fall when interest rates rise; portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price; and the prices of mortgage-related securities are sensitive to changes in interest rates and prepayment patterns. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 21.

ING VP MONEY MARKET PORTFOLIO                         Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of fixed-income specialists led by Jennifer J. Thompson, CFA, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

PORTFOLIO SPECIFICS: The LIBOR ("London InterBank Offered Rate") curve was flat and, at times, inverted throughout the first half. As we entered the second half of the year and market participants became more optimistic about the economic outlook, the curve steepened. Twelve-month LIBOR ended the year at approximately 1.46%, only about 2 basis points higher than where it began the year, although it fluctuated to as low as 0.99% in June. One-month LIBOR declined from 1.38% to 1.12%, which is attributed to the Fed ease in June. By year-end, the spread between one-month LIBOR and 12-month LIBOR was 34 basis points, up from 6 basis points at the beginning of the year.

Throughout most of the year, the Portfolio utilized a number of strategies to enhance yield. The percentage of floating rate notes owned was increased to approximately 50% because of their potential for outperformance in a rising rate environment and because they generally reset at rates higher than short-term commercial paper, certificates of deposit, and bank notes. In addition, we purchased callable paper, which added yield over straight bullet maturities, and continued to do so throughout the year. We also attempted to take advantage of the volatility in 12-month LIBOR and purchased callable and other long paper whenever rates backed up. Consequently, the portfolio was barbelled for most of the year. (The term "barbell" describes a portfolio with holdings heavily concentrated in both very short-term and extremely long-term maturities.) In addition to adding yield, the barbell strategy also resulted in a good hedge to the decline in the Fed Funds rate during the first half of the year. Using such strategies, the Portfolio's weighted average maturity remained longer than competitors throughout the period but shortened somewhat to 61 days at year-end versus 55 days on average for competitors.

MARKET OUTLOOK: The FOMC (Federal Open Market Committee) has been very clear about its ability and desire to be patient when considering increases in its Fed Funds target rate. With inflation at historically low levels, continued strong productivity, a still soft-yet-strengthening labor market, and a significant resources gap, the Fed will wait for repeated and strong signs of improvements in the pace of economic expansion before ending its highly accommodative monetary stance. More specifically, we believe the Fed will be patient until at least mid-year before increasing the Fed Funds target.

Nevertheless, the markets may begin to price in an increase in rates well before the Fed is inclined to move, particularly if labor markets improve dramatically and the dollar declines precipitously. We will continue to utilize the barbell strategy as long as long rates make sense given reasonable Fed Funds rate increase expectations. Currently, the Portfolio's weighted average maturity is expected to remain longer than competitors'.

                               INDEX DESCRIPTIONS

The GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX is a modified capitalization-weighted index of selected technology stocks. The index was developed with a base value of 100 as of April 30, 1996.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

The LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

The NASDAQ COMPOSITE INDEX is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market.

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

The RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The STANDARD AND POOR'S (S&P) 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The STANDARD AND POOR'S (S&P) SMALLCAP 600 Index is an unmanaged capitalization-weighted index representing all major industries in the small-cap of the U.S. stock market.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors, Board of Trustees and Shareholders of ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc.,
ING Variable Funds, ING VP Bond Portfolio, and ING VP Money Market Portfolio

We have audited the accompanying statements of assets and liabilities of ING VP International Equity Portfolio, ING VP Growth Portfolio, ING VP Small Company Portfolio, ING VP Technology Portfolio, and ING VP Value Opportunity Portfolio, each a series of ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc., ING VP Growth and Income Portfolio, a series of ING Variable Funds, ING VP Bond Portfolio, and ING VP Money Market Portfolio, including the portfolios of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP

Boston, Massachusetts
February 16, 2004

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003

                                                      ING VP                          ING VP                          ING VP
                                                   INTERNATIONAL      ING VP           SMALL          ING VP           VALUE
                                                      EQUITY          GROWTH          COMPANY       TECHNOLOGY      OPPORTUNITY
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                   -------------   -------------   -------------   -------------   -------------
ASSETS:
Investments in securities at value+*               $  38,277,620   $ 221,780,118   $ 442,579,173   $  95,547,141   $ 245,566,904
Repurchase agreement                                   2,324,000       3,949,000      19,852,000              --       4,066,000
Cash                                                       2,627              25              --       2,309,057             610
Cash collateral for futures                                   --         160,000         490,000              --              --
Cash collateral for securities loaned                         --      44,574,839      91,692,274      18,359,779       5,884,027
Foreign currencies at value**                            162,122              --              --              --              --
Receivables:
    Investment securities sold                                --       1,769,001       2,264,550              --     207,891,873
    Dividends and interest                                61,837         251,624         394,550          13,536         217,884
    Futures variation margin                                  --           5,800              --              --              --
Prepaid expenses                                             218           4,316           8,788           9,271           6,179
Reimbursement due from manager                            17,295              --              --              --              --
                                                   -------------   -------------   -------------   -------------   -------------
       Total assets                                   40,845,719     272,494,723     557,281,335     116,238,784     463,633,477
                                                   -------------   -------------   -------------   -------------   -------------
LIABILITIES:
Payable for investment securities purchased                   --       3,091,449              --              --     197,816,639
Payable for futures variation margin                          --              --         119,000              --              --
Payable upon receipt of securities loaned                     --      44,574,839      91,692,274      18,359,779       5,884,027
Payable to affiliates                                     30,077         122,214         312,495          81,655         141,620
Payable for director fees                                    762           6,699           7,048           2,116           2,161
Other accrued expenses and liabilities                    81,171          77,178          81,924          52,756          64,885
                                                   -------------   -------------   -------------   -------------   -------------
       Total liabilities                                 112,010      47,872,379      92,212,741      18,496,306     203,909,332
                                                   -------------   -------------   -------------   -------------   -------------
NET ASSETS                                         $  40,733,709   $ 224,622,344   $ 465,068,594   $  97,742,478   $ 259,724,145
                                                   =============   =============   =============   =============   =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                    $  65,297,893   $ 414,956,066   $ 428,276,816   $ 142,841,199   $ 293,196,423
Undistributed net investment income                      423,613         265,408       1,457,156              --       2,068,557
Accumulated net realized loss on
  investments, foreign currencies
  and futures                                        (31,532,573)   (219,626,870)    (45,683,414)    (62,723,464)    (41,115,583)
Net unrealized appreciation on investments,
  foreign currencies and futures                       6,544,776      29,027,740      81,018,036      17,624,743       5,574,748
                                                   -------------   -------------   -------------   -------------   -------------
NET ASSETS                                         $  40,733,709   $ 224,622,344   $ 465,068,594   $  97,742,478   $ 259,724,145
                                                   =============   =============   =============   =============   =============
+Including securities on loan at value             $          --   $  43,310,084   $  87,686,096   $  17,805,606   $   5,701,200
*Cost of investments in securities                 $  31,740,131   $ 192,800,666   $ 361,792,464   $  77,922,398   $ 239,992,156
**Cost of foreign currencies                       $     160,455   $          --   $          --   $          --   $          --

CLASS R
Net assets                                         $  40,536,819   $ 224,329,985   $ 464,228,268   $  97,742,478   $ 257,447,564
Shares authorized                                    100,000,000     100,000,000     100,000,000     100,000,000     100,000,000
Par value                                          $       0.001   $       0.001   $       0.001   $       0.001   $       0.001
Shares outstanding                                     5,368,949      25,114,298      26,557,537      25,251,162      21,316,098
Net asset value and redemption price
  per share                                        $        7.55   $        8.93   $       17.48   $        3.87   $       12.08

CLASS S
Net assets                                         $     196,890   $     292,359   $     840,326             n/a   $   2,276,581
Shares authorized                                    100,000,000     100,000,000     100,000,000             n/a     100,000,000
Par value                                          $       0.001   $       0.001   $       0.001             n/a   $       0.001
Shares outstanding                                        26,147          32,907          48,045             n/a         189,227
Net asset value and redemption price
  per share                                        $        7.53   $        8.88   $       17.49             n/a   $       12.03

                 See Accompanying Notes to Financial Statements

                                                                           ING VP                               ING VP
                                                        ING VP           GROWTH AND          ING VP             MONEY
                                                       BALANCED            INCOME             BOND              MARKET
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                   ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in securities at value+*               $  1,399,720,832   $  3,765,916,574   $  1,313,256,094   $             --
Short-term investments**                                 22,807,463                 --         35,502,920      1,145,921,984
Repurchase agreement                                     22,240,000         30,634,000         32,391,000         87,454,000
Cash                                                        212,694                 --            691,544                 --
Cash collateral for futures                                 361,355                 --            982,500                 --
Cash collateral for securities loaned                   344,944,815        994,326,273        227,355,932         42,605,175
Foreign currencies at value***                                   --                 --                187                 --
Receivables:
    Investment securities sold                           19,829,611                 --         19,152,503                 --
    Dividends and interest                                5,321,249          3,110,331         10,310,034          4,858,095
Prepaid expenses                                             27,035             64,655             31,436             32,768
                                                   ----------------   ----------------   ----------------   ----------------
        Total assets                                  1,815,465,054      4,794,051,833      1,639,674,150      1,280,872,022
                                                   ----------------   ----------------   ----------------   ----------------
LIABILITIES:
Payable for investment securities purchased                 198,282                 --        208,951,769                 --
Payable for investment securities puchased on
  a when-issued basis                                    93,653,506                 --          4,698,984                 --
Payable for futures variation margin                         34,874                 --             93,934                 --
Payable upon receipt of securities loaned               344,944,815        994,326,273        227,355,932         42,605,175
Payable to affiliates                                       637,172          1,746,061            477,011            320,639
Payable to custodian                                             --                 --                 --             54,999
Payable for director fees                                    37,104            126,234             32,714             47,461
Other accrued expenses and liabilities                      216,504            689,056            260,351            260,122
                                                   ----------------   ----------------   ----------------   ----------------
        Total liabilities                               439,722,257        996,887,624        441,870,695         43,288,396
                                                   ----------------   ----------------   ----------------   ----------------
NET ASSETS                                         $  1,375,742,797   $  3,797,164,209   $  1,197,803,455   $  1,237,583,626
                                                   ================   ================   ================   ================
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                    $  1,438,625,694   $  6,277,099,694   $  1,092,458,345   $  1,228,922,000
Undistributed net investment income                      28,837,175         33,190,956         54,279,546         12,927,120
Accumulated net realized gain (loss) on
  investments, foreign currencies, futures
  and swaps                                            (206,116,841)    (3,159,818,441)        30,759,500         (4,507,148)
Net unrealized appreciation on investments,
  foreign currencies and futures                        114,396,769        646,692,000         20,306,064            241,654
                                                   ----------------   ----------------   ----------------   ----------------
NET ASSETS                                         $  1,375,742,797   $  3,797,164,209   $  1,197,803,455   $  1,237,583,626
                                                   ================   ================   ================   ================
+  Including securities on loan at value           $    334,996,396   $    962,139,005   $    222,084,541   $     41,775,056
* Cost of investments in securities                $  1,285,050,524   $  3,119,285,180   $  1,292,198,383   $             --
** Cost of short-term investments                  $     22,798,204   $             --   $     35,492,862   $  1,145,680,330
*** Cost of foreign currencies                     $             --   $             --   $            162   $             --

CLASS R
Net assets                                         $  1,374,514,548   $  3,795,441,240   $  1,126,442,377   $  1,237,583,626
Shares authorized                                     2,000,000,000          unlimited          unlimited          unlimited
Par value                                          $          0.001   $          1.000   $          1.000   $          1.000
Shares outstanding                                      109,924,597        207,613,674         79,602,368         95,658,948
Net asset value and redemption price per share     $          12.50   $          18.28   $          14.15   $          12.94

CLASS S
Net assets                                         $      1,228,249   $      1,722,969   $     71,361,078                n/a
Shares authorized                                     2,000,000,000          unlimited          unlimited                n/a
Par value                                          $          0.001   $          1.000   $          1.000                n/a
Shares outstanding                                           98,358             94,359          5,051,566                n/a
Net asset value and redemption price per share     $          12.49   $          18.26   $          14.13                n/a

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the Year Ended December 31, 2003

                                                      ING VP                          ING VP                          ING VP
                                                   INTERNATIONAL      ING VP           SMALL          ING VP           VALUE
                                                      EQUITY          GROWTH          COMPANY       TECHNOLOGY      OPPORTUNITY
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*                  $     715,179   $   1,624,490   $   4,461,448   $     126,226   $   3,650,557
Interest                                                   9,696          75,194         164,478          19,320          40,731
Securities loaned income                                      --           4,008          50,490             975             320
Other                                                         --              --           4,655           4,139              --
                                                   -------------   -------------   -------------   -------------   -------------
    Total investment income                              724,875       1,703,692       4,681,071         150,660       3,691,608
                                                   -------------   -------------   -------------   -------------   -------------
EXPENSES:
Investment management fees                               281,272       1,209,657       2,646,249         617,677       1,367,093
Distribution and service fees:
    Class S                                                  140             424           1,088              19           3,749
Transfer agent fees                                       11,315          10,258          10,920           9,828          10,920
Administrative service fees                               18,200         110,883         194,055          35,760         125,315
Shareholder reporting expense                             10,598          17,530          24,226          10,973          18,189
Registration fees                                          5,709              30           2,504             814           3,687
Professional fees                                         29,856          30,651          37,290          26,970          31,152
Custody and accounting expense                            94,538          36,358          66,522           7,265          39,816
Directors' fees                                            1,877          11,851          20,088           2,639           7,266
Insurance expense                                            452           3,699           5,789           1,132           3,817
Miscellaneous expense                                      4,299           6,943          12,689           3,393           8,509
                                                   -------------   -------------   -------------   -------------   -------------
    Total expenses                                       458,256       1,438,284       3,021,420         716,470       1,619,513
                                                   -------------   -------------   -------------   -------------   -------------
Less:
    Net waived and reimbursed (recouped) fees             80,813              --              --          (4,750)             --
                                                   -------------   -------------   -------------   -------------   -------------
    Net expenses                                         377,443       1,438,284       3,021,420         721,220       1,619,513
                                                   -------------   -------------   -------------   -------------   -------------
Net investment income (loss)                             347,432         265,408       1,659,651        (570,560)      2,072,095
                                                   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FOREIGN CURRENCIES AND
  FUTURES:
Net realized gain (loss) on:
    Investments                                          589,977      11,863,933      26,719,760      (4,912,495)     37,412,990
    Foreign currencies                                    75,219              --              --              --              --
    Futures                                               15,273         979,973         655,238              --              --
                                                   -------------   -------------   -------------   -------------   -------------
    Net realized gain (loss) on investments,
     foreign currencies and futures                      680,469      12,843,906      27,374,998      (4,912,495)     37,412,990
                                                   -------------   -------------   -------------   -------------   -------------
Net change in unrealized appreciation or
  depreciation on investments,
  foreign currencies and futures                       8,992,547      40,849,949      85,411,831      29,432,822      12,066,267
                                                   -------------   -------------   -------------   -------------   -------------
Net realized and unrealized gain on
  investments, foreign currencies and
  futures                                              9,673,016      53,693,855     112,786,829      24,520,327      49,479,257
                                                   -------------   -------------   -------------   -------------   -------------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                       $  10,020,448   $  53,959,263   $ 114,446,480   $  23,949,767   $  51,551,352
                                                   =============   =============   =============   =============   =============
----------
* Foreign Taxes                                    $      87,834   $       2,000   $       3,476   $       5,953     $        --

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the Year Ended December 31, 2003

                                                                           ING VP                               ING VP
                                                        ING VP           GROWTH AND          ING VP             MONEY
                                                       BALANCED            INCOME             BOND              MARKET
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                   ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
Dividends                                          $     11,435,899   $     53,001,645   $        112,477   $            134
Interest                                                 21,462,261            620,057         54,689,410         17,950,861
Securities loaned income                                     88,515             58,305            118,462                 --
Other                                                       451,000            378,033                 --                 --
                                                   ----------------   ----------------   ----------------   ----------------
    Total investment income                              33,437,675         54,058,040         54,920,349         17,950,995
                                                   ----------------   ----------------   ----------------   ----------------
EXPENSES:
Investment management fees                                6,314,014         17,484,951          5,118,316          3,562,504
Distribution and service fees:
    Class S                                                     852              1,615            179,692                 --
Transfer agent fees                                           4,532             19,292             22,075              4,004
Administrative service fees                                 694,531          1,923,339            703,758            783,740
Shareholder reporting expense                                86,195            264,510             61,219             81,944
Registration fees                                               230                749             12,644              9,285
Professional fees                                            77,144            134,077             75,114             70,899
Custody and accounting expense                              238,923            637,321            331,473            329,235
Directors' fees                                              76,562            223,835             89,533            107,109
Insurance expense                                            24,381             84,813             22,269             29,552
Miscellaneous expense                                        37,406            102,498             42,147             40,623
                                                   ----------------   ----------------   ----------------   ----------------
    Total expenses                                        7,554,770         20,877,000          6,658,240          5,018,895
                                                   ----------------   ----------------   ----------------   ----------------
Net investment income                                    25,882,905         33,181,040         48,262,109         12,932,100
                                                   ----------------   ----------------   ----------------   ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FOREIGN CURRENCIES,
  FUTURES AND SWAPS:
Net realized gain (loss) on:
  Investments                                            45,859,861         89,596,835         38,110,461               (169)
  Foreign currencies                                      1,152,918              9,916          2,834,378                 --
  Futures and swaps                                        (261,668)                --         (1,635,859)                --
                                                   ----------------   ----------------   ----------------   ----------------
  Net realized gain (loss) on investments, foreign
    currencies, futures and swaps                        46,751,111         89,606,751         39,308,980               (169)
                                                   ----------------   ----------------   ----------------   ----------------
Net change in unrealized appreciation or
  depreciation on investments, foreign
  currencies and futures                                148,117,399        694,994,792        (10,863,858)           (56,131)
                                                   ----------------   ----------------   ----------------   ----------------
Net realized and unrealized gain on investments,
  foreign currencies, futures and swaps                 194,868,510        784,601,543         28,445,122            (56,300)
                                                   ----------------   ----------------   ----------------   ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $    220,751,415   $    817,782,583   $     76,707,231   $     12,875,800
                                                   ================   ================   ================   ================

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                 ING VP
                                                              INTERNATIONAL                           ING VP
                                                             EQUITY PORTFOLIO                    GROWTH PORTFOLIO
                                                   -----------------------------------   -----------------------------------
                                                        YEAR               YEAR                YEAR              YEAR
                                                        ENDED              ENDED               ENDED             ENDED
                                                     DECEMBER 31,       DECEMBER 31,        DECEMBER 31,      DECEMBER 31,
                                                         2003               2002                2003              2002
                                                   ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS:
Net investment income (loss)                       $        347,432   $        162,363   $        265,408   $       (151,362)
Net realized gain (loss) on investments,
  foreign currencies and futures                            680,469         (8,255,262)        12,843,906        (70,073,222)
Net change in unrealized appreciation or
  depreciation of investments, foreign
  currencies and futures                                  8,992,547         (4,414,002)        40,849,949        (15,240,955)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets
  resulting from operations                              10,020,448        (12,506,901)        53,959,263        (85,465,539)
                                                   ----------------   ----------------   ----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class R                                                (358,677)           (93,596)                --                 --
    Class S                                                    (496)                --                 --                 --
                                                   ----------------   ----------------   ----------------   ----------------
Total distributions                                        (359,173)           (93,596)                --                 --
                                                   ----------------   ----------------   ----------------   ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         72,160,848         80,512,745         12,590,272         35,492,407
Dividends reinvested                                        359,173             93,596                 --                 --
                                                   ----------------   ----------------   ----------------   ----------------
                                                         72,520,021         80,606,341         12,590,272         35,492,407
Cost of shares redeemed                                 (70,372,573)       (87,743,989)       (23,009,289)       (74,579,328)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets
  resulting from capital share transactions               2,147,448         (7,137,648)       (10,419,017)       (39,086,921)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets                    11,808,723        (19,738,145)        43,540,246       (124,552,460)

NET ASSETS:
Beginning of year                                        28,924,986         48,663,131        181,082,098        305,634,558
                                                   ----------------   ----------------   ----------------   ----------------
End of year                                        $     40,733,709   $     28,924,986   $    224,622,344   $    181,082,098
                                                   ================   ================   ================   ================
Undistributed net investment income
  at end of year                                   $        423,613   $        357,132   $        265,408   $             --
                                                   ================   ================   ================   ================

                 See Accompanying Notes to Financial Statements

                                                                 ING VP                                ING VP
                                                              SMALL COMPANY                          TECHNOLOGY
                                                                PORTFOLIO                             PORTFOLIO
                                                   -----------------------------------   -----------------------------------
                                                        YEAR               YEAR                YEAR              YEAR
                                                        ENDED              ENDED               ENDED             ENDED
                                                     DECEMBER 31,       DECEMBER 31,        DECEMBER 31,      DECEMBER 31,
                                                         2003               2002                2003              2002
                                                   ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS:
Net investment income (loss)                       $      1,659,651   $      1,305,149   $       (570,560)  $       (498,251)
Net realized gain (loss) on investments,
  foreign currencies and futures                         27,374,998        (66,845,231)        (4,912,495)       (15,534,432)
Net change in unrealized appreciation or
  depreciation of investments, foreign
  currencies and futures                                 85,411,831        (26,970,408)        29,432,822        (15,966,037)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting
  from operations                                       114,446,480        (92,510,490)        23,949,767        (31,998,720)
                                                   ----------------   ----------------   ----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class R                                                (922,009)        (1,576,315)                --                 --
    Class S                                                    (698)              (603)                --                 --
                                                   ----------------   ----------------   ----------------   ----------------
Total distributions                                        (922,707)        (1,576,918)                --                 --
                                                   ----------------   ----------------   ----------------   ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                        156,127,616        175,762,621         71,880,902         66,979,389
Dividends reinvested                                        922,707          1,576,918                 --                 --
                                                   ----------------   ----------------   ----------------   ----------------
                                                        157,050,323        177,339,539         71,880,902         66,979,389
Cost of shares redeemed                                 (94,578,973)      (135,522,236)       (43,653,684)       (52,304,809)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase in net assets
  resulting from capital share transactions              62,471,350         41,817,303         28,227,218         14,674,580
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets                   175,995,123        (52,270,105)        52,176,985        (17,324,140)

NET ASSETS:
Beginning of year                                       289,073,471        341,343,576         45,565,493         62,889,633
                                                   ----------------   ----------------   ----------------   ----------------
End of year                                        $    465,068,594   $    289,073,471   $     97,742,478   $     45,565,493
                                                   ================   ================   ================   ================
Undistributed net investment income
  at end of year                                   $      1,457,156   $        919,164   $             --   $             --
                                                   ================   ================   ================   ================

                 See Accompanying Notes to Financial Statements

                                                                 ING VP                                 ING VP
                                                            VALUE OPPORTUNITY                          BALANCED
                                                                PORTFOLIO                             PORTFOLIO
                                                   -----------------------------------   -----------------------------------
                                                        YEAR               YEAR                YEAR              YEAR
                                                        ENDED              ENDED               ENDED             ENDED
                                                     DECEMBER 31,       DECEMBER 31,        DECEMBER 31,      DECEMBER 31,
                                                         2003               2002                2003              2002
                                                   ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS:
Net investment income                              $      2,072,095   $      1,144,646   $     25,882,905   $     28,271,047
Net realized gain (loss) on investments,
  foreign currencies, futures and swaps                  37,412,990        (61,487,644)        46,751,111       (154,844,006)
Net change in unrealized appreciation or
  depreciation of investments, foreign
  currencies and futures                                 12,066,267         (8,717,153)       148,117,399        (34,537,848)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets
  resulting from operations                              51,551,352        (69,060,151)       220,751,415       (161,110,807)
                                                   ----------------   ----------------   ----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class R                                              (1,764,212)          (951,142)       (25,549,004)       (14,989,364)
    Class S                                                  (9,646)            (3,459)              (288)                --
                                                   ----------------   ----------------   ----------------   ----------------
Total distributions                                      (1,773,858)          (954,601)       (25,549,292)       (14,989,364)
                                                   ----------------   ----------------   ----------------   ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         21,198,747         86,392,780         38,550,583         23,017,801
Dividends reinvested                                      1,773,858            954,601         25,549,292         14,989,364
                                                   ----------------   ----------------   ----------------   ----------------
                                                         22,972,605         87,347,381         64,099,875         38,007,165
Cost of shares redeemed                                 (25,587,631)       (24,364,504)      (106,333,010)      (230,189,224)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets
  resulting from capital share transactions              (2,615,026)        62,982,877        (42,233,135)      (192,182,059)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets                    47,162,468         (7,031,875)       152,968,988       (368,282,230)

NET ASSETS:
Beginning of year                                       212,561,677        219,593,552      1,222,773,809      1,591,056,039
                                                   ----------------   ----------------   ----------------   ----------------
End of year                                        $    259,724,145   $    212,561,677   $  1,375,742,797   $  1,222,773,809
                                                   ================   ================   ================   ================
Undistributed net investment income
  at end of year                                   $      2,068,557   $      1,770,320   $     28,837,175   $     24,589,706
                                                   ================   ================   ================   ================

                 See Accompanying Notes to Financial Statements

                                                                 ING VP                                ING VP
                                                            GROWTH AND INCOME                           BOND
                                                                PORTFOLIO                             PORTFOLIO
                                                   -----------------------------------   -----------------------------------
                                                        YEAR               YEAR                YEAR              YEAR
                                                        ENDED              ENDED               ENDED             ENDED
                                                     DECEMBER 31,       DECEMBER 31,        DECEMBER 31,      DECEMBER 31,
                                                        2003               2002                2003              2002
                                                   ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS:
Net investment income                              $     33,181,040   $     37,957,496   $     48,262,109   $     39,840,504
Net realized gain (loss) on investments,
  foreign currencies, futures and swaps                  89,606,751       (891,690,878)        39,308,980         17,457,903
Net change in unrealized appreciation or
  depreciation of investments, foreign
  currencies and futures                                694,994,792       (459,505,600)       (10,863,858)        31,731,171
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets
  resulting from operations                             817,782,583     (1,313,238,982)        76,707,231         89,029,578
                                                   ----------------   ----------------   ----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class R                                                      --        (38,495,841)        (9,725,157)       (36,706,026)
    Class S                                                      --                 --           (564,795)        (1,364,988)
Net realized gain on investments:
    Class R                                                      --                 --        (10,936,141)        (5,077,726)
    Class S                                                      --                 --           (736,552)           (25,540)
                                                   ----------------   ----------------   ----------------   ----------------
Total distributions                                              --        (38,495,841)       (21,962,645)       (43,174,280)
                                                   ----------------   ----------------   ----------------   ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         14,108,788         27,763,650        184,777,059        265,499,333
Dividends reinvested                                             --         38,475,273         21,950,695         43,149,619
                                                   ----------------   ----------------   ----------------   ----------------
                                                         14,108,788         66,238,923        206,727,754        308,648,952
Cost of shares redeemed                                (559,975,741)      (828,611,395)      (319,226,990)      (122,508,850)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets
  resulting from capital share transactions            (545,866,953)      (762,372,472)      (112,499,236)       186,140,102
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets                   271,915,630     (2,114,107,295)       (57,754,650)       231,995,400

NET ASSETS:
Beginning of year                                     3,525,248,579      5,639,355,874      1,255,558,105      1,023,562,705
                                                   ----------------   ----------------   ----------------   ----------------
End of year                                        $  3,797,164,209   $  3,525,248,579   $  1,197,803,455   $  1,255,558,105
                                                   ================   ================   ================   ================
Undistributed net investment income
  (accumulated net investment loss)
  at end of year                                   $     33,190,956   $             --   $     54,279,546   $     (2,461,388)
                                                   ================   ================   ================   ================

                 See Accompanying Notes to Financial Statements

                                                                                        ING VP
                                                                                     MONEY MARKET
                                                                                      PORTFOLIO
                                                                         ------------------------------------
                                                                              YEAR               YEAR
                                                                              ENDED              ENDED
                                                                           DECEMBER 31,       DECEMBER 31,
                                                                               2003               2002
                                                                         ----------------    ----------------
FROM OPERATIONS:
Net investment income                                                    $     12,932,100    $     24,749,106
Net realized gain (loss) on investments                                              (169)             23,728
Net change in unrealized appreciation or depreciation of investments              (56,131)           (340,945)
                                                                         ----------------    ----------------
Net increase in net assets resulting from operations                           12,875,800          24,431,889
                                                                         ----------------    ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class R                                                                   (24,741,578)        (57,317,722)
                                                                         ----------------    ----------------
Total distributions                                                           (24,741,578)        (57,317,722)
                                                                         ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                            1,899,695,014       2,748,252,013
Dividends reinvested                                                           24,741,578          57,317,722
                                                                         ----------------    ----------------
                                                                            1,924,436,592       2,805,569,735
Cost of shares redeemed                                                    (2,226,653,637)     (2,739,754,578)
                                                                         ----------------    ----------------
Net increase (decrease) in net assets resulting from capital share
  transactions                                                               (302,217,045)         65,815,157
                                                                         ----------------    ----------------
Net increase (decrease) in net assets                                        (314,082,823)         32,929,324

NET ASSETS:
Beginning of year                                                           1,551,666,449       1,518,737,125
                                                                         ----------------    ----------------
End of year                                                              $  1,237,583,626    $  1,551,666,449
                                                                         ================    ================
Undistributed net investment income                                      $     12,927,120    $     24,736,598
                                                                         ================    ================

                 See Accompanying Notes to Financial Statements

ING VP INTERNATIONAL EQUITY PORTFOLIO                       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS R
                                                     ----------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                          2003          2002         2001         2000        1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $           5.78        7.90        10.40        15.92        11.59
 Income from investment operations:
 Net investment income (loss)                     $           0.06        0.03         0.02        (0.02)       (0.01)
 Net realized and unrealized gain (loss)
 on investments                                   $           1.78       (2.13)       (2.51)       (3.17)        5.78
 Total from investment operations                 $           1.84       (2.10)       (2.49)       (3.19)        5.77
 Less distributions from:
 Net investment income                            $           0.07        0.02         0.01         0.01         0.15
 Net realized gains on investments                $             --          --           --         2.32         1.29
 Total distributions                              $           0.07        0.02         0.01         2.33         1.44
 Net asset value, end of year                     $           7.55        5.78         7.90        10.40        15.92
 TOTAL RETURN(1)                                  %          32.05      (26.68)      (23.88)      (20.33)       51.33

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                  $         40,537      28,917       48,652       52,210       43,548
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)      %           1.15        1.15         1.15         1.15         1.15
 Gross expenses prior to expense reimbursement    %           1.38        1.46         1.26         1.34         1.62
 Net investment income (loss) after expense
 reimbursement(2)                                 %           1.04        0.40         0.23        (0.18)        0.13
 Portfolio turnover rate                          %             85         266          229          212          169

                                                                                 CLASS S
                                                               ------------------------------------------
                                                                                             NOVEMBER 1,
                                                                 YEAR ENDED DECEMBER 31,     2001(4) TO
                                                               --------------------------    DECEMBER 31,
                                                                    2003           2002          2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $           5.78         7.90            7.38
 Income from investment operations:
 Net investment income                                      $          (0.01)        0.01              --
 Net realized and unrealized gain (loss) on investments     $           1.82        (2.13)           0.52
 Total from investment operations                           $           1.81        (2.12)           0.52
 Less distributions from:
 Net investment income                                      $           0.06          --               --
 Total distributions                                        $           0.06          --               --
 Net asset value, end of period                             $           7.53         5.78            7.90
 TOTAL RETURN(1)                                            %          31.62       (26.84)           7.05

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $            197            8              11
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)             %           1.40         1.40            1.39
 Gross expenses prior to expense reimbursement(2)           %           1.63         1.71            1.49
 Net investment income after expense reimbursement(2)(3)    %           0.79         0.15            0.01
 Portfolio turnover rate                                    %             85          266             229

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(3)  Annualized for periods less than one year.
(4)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP GROWTH PORTFOLIO                                     FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS R
                                                     ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                         2003          2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year              $            6.85        9.64        14.99        17.32        13.53
 Income from investment operations:
 Net investment income (loss)                    $            0.01       (0.01)       (0.01)        0.01         0.03
 Net realized and unrealized gain (loss)
 on investments                                  $            2.07       (2.78)       (3.87)       (2.02)        4.62
 Total from investment operations                $            2.08       (2.79)       (3.88)       (2.01)        4.65
 Less distributions from:
 Net investment income                           $              --          --         0.01         0.01         0.02
 Net realized gains on investments               $              --          --         1.46         0.31         0.84
 Total distributions                             $              --          --         1.47         0.32         0.86
 Net asset value, end of year                    $            8.93        6.85         9.64        14.99        17.32
 TOTAL RETURN(1)                                 %           30.36      (28.94)      (27.06)      (11.95)       34.97

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                 $         224,330     181,029      305,624      460,578      369,845
 Ratios to average net assets:
 Expenses                                        %            0.71        0.72         0.70         0.70         0.71
 Net investment income (loss)                    %            0.13       (0.06)       (0.08)        0.06         0.20
 Portfolio turnover rate                         %             162         241          216          179          138

                                                                                CLASS S
                                                               -------------------------------------------
                                                                                              NOVEMBER 1,
                                                                YEAR ENDED DECEMBER 31,       2001(3) TO
                                                               --------------------------    DECEMBER 31,
                                                                    2003          2002           2001
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $           6.83         9.63           8.96
 Income from investment operations:
 Net investment loss                                        $           0.00*       (0.01)            --
 Net realized and unrealized gain (loss) on investments     $           2.05        (2.79)          0.67
 Total from investment operations                           $           2.05        (2.80)          0.67
 Net asset value, end of period                             $           8.88         6.83           9.63
 TOTAL RETURN(1)                                            %          30.01       (29.08)          7.48

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $            292           53             11
 Ratios to average net assets:
 Expenses(2)                                                %           0.96         0.97           0.94
 Net investment loss(2)                                     %          (0.10)       (0.31)         (0.32)
 Portfolio turnover rate                                    %            162          241            216

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations of class.
*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING VP SMALL COMPANY PORTFOLIO                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS R
                                                     ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                          2003          2002        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $          12.75       16.68        16.65        16.52        12.79
 Income from investment operations:
 Net investment income                            $           0.06        0.05         0.06         0.11         0.08
 Net realized and unrealized gain (loss)
 on investments                                   $           4.71       (3.91)        0.58         1.09         3.84
 Total from investment operations                 $           4.77       (3.86)        0.64         1.20         3.92
 Less distributions from:
 Net investment income                            $           0.04        0.07         0.10         0.02         0.06
 Net realized gains on investments                $             --          --         0.51         1.05         0.13
 Total distributions                              $           0.04        0.07         0.61         1.07         0.19
 Net asset value, end of year                     $          17.48       12.75        16.68        16.65        16.52
 TOTAL RETURN(1)                                  %          37.47      (23.23)        4.00         6.72        30.85

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                  $        464,228     288,890      341,332      273,617      149,416
 Ratios to average net assets:
 Expenses                                         %           0.85        0.87         0.86         0.87         0.88
 Net investment income                            %           0.47        0.39         0.50         0.80         0.64
 Portfolio turnover rate                          %            178         371          240          330          256

                                                                                 CLASS S
                                                               ------------------------------------------
                                                                                             NOVEMBER 1,
                                                                 YEAR ENDED DECEMBER 31,     2001(3) TO
                                                               --------------------------    DECEMBER 31,
                                                                    2003           2002         2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $          12.72        16.68           14.90
 Income from investment operations:
 Net investment income (loss)                               $           0.01        (0.04)             --
 Net realized and unrealized gain (loss) on investments     $           4.79        (3.86)           1.78
 Total from investment operations                           $           4.80        (3.90)           1.78
 Less distribution from:
 Net investment income                                      $           0.03         0.06              --
 Total distribution                                         $           0.03         0.06              --
 Net asset value, end of period                             $          17.49        12.72           16.68
 TOTAL RETURN(1)                                            %          37.76       (23.45)          11.95

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $            840          184              11
 Ratios to average net assets:
 Expenses(2)                                                %           1.10         1.12            1.10
 Net investment income(2)                                   %           0.22         0.14            0.29
 Portfolio turnover rate                                    %            178          371             240

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP TECHNOLOGY PORTFOLIO                                 FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS R
                                                          -----------------------------------------------------------
                                                                                                           MAY 1,
                                                                    YEAR ENDED DECEMBER 31,              2000(4) TO
                                                          -------------------------------------------    DECEMBER 31,
                                                              2003             2002          2001           2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $           2.66           4.53           5.88           10.00
 Income from investment operations:
 Net investment loss                                   $          (0.02)         (0.03)         (0.02)          (0.02)
 Net realized and unrealized loss on investments       $           1.23          (1.84)         (1.33)          (4.10)
 Total from investment operations                      $           1.21          (1.87)         (1.35)          (4.12)
 Net asset value, end of period                        $           3.87           2.66           4.53            5.88
 TOTAL RETURN(1)                                       %          45.49         (41.28)        (22.96)         (41.20)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $         97,742         45,559         62,878          44,621
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(2)(3)                        %           1.11           1.11           1.11            1.15
 Gross expenses prior to expense
 reimbursement/recoupment(2)                           %           1.10           1.12           1.11            1.20
 Net investment loss after expense
 reimbursement/recoupment(2)(3)                        %          (0.88)         (0.89)         (0.49)          (0.61)
 Portfolio turnover rate                               %             15             61            129             150
---------------------------------------------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(4)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP VALUE OPPORTUNITY PORTFOLIO                          FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS R
                                                     ----------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                         2003          2002        2001          2000         1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $           9.77       13.25        15.34        16.42        14.41
 Income from investment operations:
 Net investment income                            $           0.10        0.04         0.03         0.07         0.10
 Net realized and unrealized gain (loss)
 on investments                                   $           2.29       (3.47)       (1.43)        1.49         2.71
 Total from investment operations                 $           2.39       (3.43)       (1.40)        1.56         2.81
 Less distributions from:
 Net investment income                            $           0.08        0.05         0.05         0.03         0.08
 Net realized gains on investments                $             --          --         0.64         2.61         0.72
 Total distributions                              $           0.08        0.05         0.69         2.64         0.80
 Net asset value, end of year                     $          12.08        9.77        13.25        15.34        16.42
 TOTAL RETURN(1)                                  %          24.59      (25.96)       (9.62)       10.19        19.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                  $        257,448     211,470      219,287      116,029       85,030
 Ratios to average net assets:
 Expenses                                         %           0.70        0.72         0.71         0.75         0.73
 Net investment income                            %           0.91        0.51         0.54         0.58         0.69
 Portfolio turnover rate                          %            251         304          185          171          125

                                                                                CLASS S
                                                               ------------------------------------------
                                                                                               JULY 16,
                                                                 YEAR ENDED DECEMBER 31,     2001(3) TO
                                                               --------------------------    DECEMBER 31,
                                                                    2003          2002           2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $           9.75        13.24           14.58
 Income from investment operations:
 Net investment income                                      $           0.04         0.01              --
 Net realized and unrealized gain (loss) on investments     $           2.31        (3.46)          (1.34)
 Total from investment operations                           $           2.35        (3.45)          (1.34)
 Less distributions from:
 Net investment income                                      $           0.07         0.04              --
 Total distributions                                        $           0.07         0.04              --
 Net asset value, end of period                             $          12.03         9.75           13.24
 TOTAL RETURN(1)                                            %          24.21       (26.12)          (9.19)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $          2,277        1,092             307
 Ratios to average net assets:
 Expenses(2)                                                %           0.95         0.97            0.96
 Net investment income(2)                                   %           0.64         0.26            0.29
 Portfolio turnover rate                                    %            251          304             185

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP BALANCED PORTFOLIO                                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS R
                                                     ----------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                         2003          2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $          10.73       12.09        13.40        15.57        15.73
 Income from investment operations:
 Net investment income                            $           0.25        0.25         0.31         0.43         0.44
 Net realized and unrealized gain (loss)
 on investments                                   $           1.76       (1.49)       (0.87)       (0.49)        1.56
 Total from investment operations                 $           2.01       (1.24)       (0.56)       (0.06)        2.00
 Less distributions from:
 Net investment income                            $           0.24        0.12         0.28         0.46         0.40
 Net realized gains on investments                $             --          --         0.47         1.65         1.76
 Total distributions                              $           0.24        0.12         0.75         2.11         2.16
 Net asset value, end of year                     $          12.50       10.73        12.09        13.40        15.57
 TOTAL RETURN(1)                                  %          18.87      (10.31)       (4.21)       (0.56)       13.60

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (millions)               $          1,375       1,223        1,591        1,777        1,988
 Ratios to average net assets:
 Expenses                                         %           0.60        0.60         0.59         0.59         0.59
 Net investment income                            %           2.04        2.00         2.46         2.72         2.81
 Portfolio turnover rate                          %            333         345          167          182          136

                                                                            CLASS S
                                                                         -------------
                                                                            MAY 29,
                                                                          2003(3) TO
                                                                          DECEMBER 31,
                                                                             2003
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                  $         11.53
 Income from investment operations:
 Net investment income                                                 $          0.34
 Net realized and unrealized gain on investments                       $          0.85
 Total from investment operations                                      $          1.19
 Less distributions from:
 Net investment income                                                 $          0.23
 Total distributions                                                   $          0.23
 Net asset value, end of period                                        $         12.49
 TOTAL RETURN(1)                                                       %         10.51

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                                  $             1
 Ratios to average net assets:
 Expenses(2)                                                           %          0.83
 Net investment income(2)                                              %          3.06
 Portfolio turnover rate                                               %           333

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP GROWTH AND INCOME PORTFOLIO                          FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS R
                                                     ----------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                          2003          2002        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $          14.50       19.54        24.12        30.69        31.87
 Income from investment operations:
 Net investment income                            $           0.16        0.16         0.14         0.17         0.31
 Net realized and unrealized gain (loss)
 on investments                                   $           3.62       (5.04)       (4.58)       (3.46)        4.86
 Total from investment operations                 $           3.78       (4.88)       (4.44)       (3.29)        5.17
 Less distributions from:
 Net investment income                            $             --        0.16         0.14         0.16         0.34
 Net realized gains on investments                $             --          --           --         3.12         6.01
 Total distributions                              $             --        0.16         0.14         3.28         6.35
 Net asset value, end of year                     $          18.28       14.50        19.54        24.12        30.69
 TOTAL RETURN(1):                                 %          26.07      (24.99)      (18.40)      (10.97)       17.42

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (millions)               $          3,795       3,525        5,639        7,797       10,029
 Ratios to average net assets:
 Expenses                                         %           0.60        0.59         0.59         0.58         0.58
 Net investment income                            %           0.95        0.83         0.62         0.55         0.89
 Portfolio turnover rate                          %            150         246          185          149          133

                                                                            CLASS S
                                                                         -------------
                                                                            JUNE 11,
                                                                           2003(3) TO
                                                                          DECEMBER 31,
                                                                              2003
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                  $         16.32
 Income from investment operations:
 Net investment income                                                 $          0.04
 Net realized and unrealized income on investments                     $          1.90
 Total from investment operations                                      $          1.94
 Net asset value, end of period                                        $         18.26
 TOTAL RETURN(1):                                                      %         11.89

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                                  $             2
 Ratios to average net assets:
 Expenses(2)                                                           %          0.84
 Net investment income(2)                                              %          0.57
 Portfolio turnover rate                                               %           150

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP BOND PORTFOLIO                                       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS R
                                                     ----------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                          2003          2002         2001        2000         1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $          13.53       12.95        12.61        12.17        13.06
 Income from investment operations:
 Net investment income                            $           0.56        0.45         0.59         0.79         0.76
 Net realized and unrealized gain (loss)
 on investments                                   $           0.29        0.63         0.51         0.37        (0.86)
 Total from investment operations                 $           0.85        1.08         1.10         1.16        (0.10)
 Less distributions from:
 Net investment income                            $           0.11        0.43         0.65         0.72         0.75
 Net realized gains on investments                $           0.12        0.07         0.11           --         0.04
 Total distributions                              $           0.23        0.50         0.76         0.72         0.79
 Net asset value, end of year                     $          14.15       13.53        12.95        12.61        12.17
 TOTAL RETURN(1)                                  %           6.30        8.33         8.75         9.64        (0.74)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                  $      1,126,442   1,205,968    1,023,563      711,211      717,472
 Ratios to average net assets:
 Expenses                                         %           0.50        0.49         0.50         0.50         0.49
 Net investment income                            %           3.77        3.50         5.06         6.29         5.77
 Portfolio turnover rate                          %            521         565          219          334          201

                                                                     CLASS S
                                                          ----------------------------
                                                             YEAR           MAY 3,
                                                             ENDED        2002(3) TO
                                                          DECEMBER 31,    DECEMBER 31,
                                                              2003            2002
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $          13.53        13.05
 Income from investment operations:
 Net investment income                                 $           0.49         0.16
 Net realized and unrealized gain on investments       $           0.32         0.81
 Total from investment operations                      $           0.81         0.97
 Less distributions from:
 Net investment income                                 $           0.09         0.42
 Net realized gains on investments                     $           0.12         0.07
 Total distributions                                   $           0.21         0.49
 Net asset value, end of period                        $          14.13        13.53
 TOTAL RETURN(1)                                       %           6.04         7.45

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $         71,361       49,590
 Ratios to average net assets:
 Expenses(2)                                           %           0.75         0.74
 Net investment income(2)                              %           3.52         3.25
 Portfolio turnover rate                               %            521          565

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP MONEY MARKET PORTFOLIO                               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS R
                                                     ----------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                          2003          2002        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $          13.03       13.33        13.61        13.42        13.39
 Income from investment operations:
 Net investment income                            $           0.08        0.21         0.50         0.83         0.59
 Net realized and unrealized gain(loss)
 on investments                                   $           0.03          --         0.01        (0.02)        0.06
 Total from investment operations                 $           0.11        0.21         0.51         0.81         0.65
 Less distributions from:
 Net investment income                            $           0.20        0.51         0.79         0.62         0.62
 Total distributions                              $           0.20        0.51         0.79         0.62         0.62
 Net asset value, end of year                     $          12.94       13.03        13.33        13.61        13.42
 TOTAL RETURN(1)                                  %           0.92        1.66         3.94         6.38         5.08

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                  $      1,237,584   1,551,666    1,518,737    1,195,930    1,157,818
 Ratios to average net assets:
 Expenses                                         %           0.35        0.34         0.34         0.34         0.34
 Net investment income                            %           0.91        1.63         4.07         6.20         5.04

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of December 31, 2003

NOTE 1 -- ORGANIZATION
Organization. The ING Variable Product Portfolios are comprised of ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc., ING Variable Funds, ING VP Bond Portfolio and ING VP Money Market Portfolio, all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

The ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eight separate portfolios. The five portfolios that are in this report are: ING VP International Equity Portfolio ("International"), ING VP Growth Portfolio ("Growth"), ING VP Small Company Portfolio ("Small Company"), ING VP Technology Portfolio ("Technology"), and ING VP Value Opportunity Portfolio ("Value Opportunity"). ING VP Balanced Portfolio, Inc. ("Balanced") is a company incorporated under the laws of Maryland on December 14, 1988. ING Variable Funds is a incorporated under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Growth and Income Portfolio ("Growth and Income"). ING VP Bond Portfolio is a business trust under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Bond Portfolio ("Bond"). ING VP Money Market Portfolio is a business trust under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Money Market Portfolio ("Money Market").

Each Portfolio offers class R shares. International, Growth, Small Company, Technology, Value Opportunity, Balanced, Growth and Income and Bond also offer class S shares. The two classes differ principally in applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

   Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.

   Investments in securities maturing in less than 60 days at the date of valuation are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis except when collection is not expected. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and capital gains, if any, are declared and paid annually by the International, Growth, Small Company, Technology, Value Opportunity, Balanced and Money Market Portfolios; and declared and paid semi-annually by Bond and Growth and Income Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. Distributions are recorded on the ex-dividend date.

F. FEDERAL INCOME TAXES. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to requlated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G. USE OF ESTIMATES. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral cash or securities whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities.

J. ILLIQUID AND RESTRICTED SECURITIES. The Portfolios may invest up to 15% (10% for Money Market) of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933
   Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K. DELAYED DELIVERY TRANSACTIONS. Balanced, Growth and Income, and Bond Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

L. MORTGAGE DOLLAR ROLL TRANSACTIONS. In connection with a portfolio's ability to purchase or sell securities on a when-issued basis, Balanced, Growth and Income, and Bond Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

M. OPTIONS CONTRACTS. Balanced, Growth and Income, and Bond may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N. SWAP CONTRACTS. The Balanced and Bond Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap. For each swap contract, a capital gain or loss is recognized on each contract's respective payment date.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, the cost of purchases and proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

                               PURCHASES             SALES
                            ----------------   ----------------
International               $     26,707,947   $     27,027,123
Growth                           315,843,206        325,584,931
Small Company                    659,456,854        603,440,796
Technology                        36,055,663          9,286,222
Value Opportunity                558,825,981        567,458,841
Balanced                       1,910,839,243      2,043,796,495
Growth and Income              5,176,001,818      5,667,751,254
Bond                           1,233,383,210      1,387,635,039

U.S. Government securities not included above were as follows:

                               PURCHASES            SALES
                            ----------------  -----------------
Balanced                    $  2,230,784,933   $  2,109,897,074
Bond                           5,252,107,553      5,007,518,005

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Portfolios has entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

                            AS A PERCENTAGE OF AVERAGE NET ASSETS
                            -------------------------------------
International               0.85%
Growth                      0.60%
Small Company               0.75%
Technology                  0.95%
Value Opportunity           0.60%
Balanced                    0.50%
Growth and Income           0.50% on first $10 billion;
                            0.45% on next $5 billion; and
                            0.425% over $15 billion
Bond                        0.40%
Money Market                0.25%

The Adviser entered into a subadvisory agreement with Aeltus Investment Management, Inc. (ING Aeltus), a wholly owned subsidiary of ING Groep N.V. effective March 1, 2002. ING Aeltus acts as Sub-Advisor to all Portfolios except the Technology Portfolio. Subject to such policies as the Board or the Adviser may determine, ING Aeltus manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

Pursuant to a subadvisory agreement between the Adviser and AIC Asset Management, LLC ("AIC"), AIC served as Sub-Adviser to the Technology Portfolio until December 31, 2003.

Pursuant to an Administrative Services Agreement, ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolios have adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2003 the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                              ACCRUED                            ACCRUED
                             INVESTMENT       ACCRUED          SHAREHOLDER
                             MANAGEMENT    ADMINISTRATIVE     SERVICES AND
                                FEES           FEES         DISTRIBUTION FEES      TOTAL
                            ------------   --------------   -----------------   ------------
International               $     28,214   $        1,826   $              37   $     30,077
Growth                           111,898           10,255                  61        122,214
Small Company                    290,985           21,336                 174        312,495
Technology                        77,186            4,468                   1         81,655
Value Opportunity                129,310           11,851                 459        141,620
Balanced                         573,832           63,111                 229        637,172
Growth and Income              1,572,722          172,994                 345      1,746,061
Bond                             406,203           55,842              14,966        477,011
Money Market                     262,828           57,811                  --        320,639

Each Portfolio has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. The deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Portfolios, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                                CLASS R    CLASS S
                                                -------    -------
International                                    1.15%      1.40%
Growth                                           0.80%      1.05%
Small Company                                    0.95%      1.20%
Technology                                       1.15%      1.40%
Value Opportunity                                0.80%      1.05%

The Investment Manager will, at a later date, recoup from each Portfolio, expenses reimbursed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations.

As of December 31, 2003, the cumulative amount of reimbursed fees that are subject to possible recoupment by the Investment Manager are as follows:

International                                   $  162,574

NOTE 8 -- LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement ") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $150,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2003:

                                APPROXIMATE      APPROXIMATE
                      DAYS     AVERAGE DAILY   WEIGHTED AVERAGE
                    UTILIZED      BALANCE       INTEREST RATE
                    --------   -------------   ----------------
International          2           490,000           1.69%
Value Opportunity      4           390,000           1.75%
Growth and Income      5         4,044,000           1.59%
Bond                   1        20,000,000           1.50%

NOTE 9 -- CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

                                                         CLASS R SHARES                   CLASS S SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    2003             2002             2003             2002
                                                -------------    -------------    -------------    -------------
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                        11,733,163       12,211,157           27,260               --
Dividends reinvested                                   58,321           13,352               81               --
Shares redeemed                                   (11,428,928)     (13,375,503)          (2,549)              --
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding         362,556       (1,150,994)          24,792               --
                                                =============    =============    =============    =============
INTERNATIONAL ($)
Shares sold                                     $  71,979,031    $  80,512,745    $     181,817    $          --
Dividends reinvested                                  358,677           93,596              496               --
Shares redeemed                                   (70,356,174)     (87,743,989)         (16,399)              --
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $   1,981,534    $  (7,137,648)   $     165,914    $          --
                                                =============    =============    =============    =============

                                                         CLASS R SHARES                   CLASS S SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    2003             2002             2003             2002
                                                -------------    -------------    -------------    -------------
GROWTH (NUMBER OF SHARES)
Shares sold                                         2,152,470        4,049,562           32,996            6,802
Shares redeemed                                    (3,481,590)      (9,317,320)          (7,885)            (122)
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding      (1,329,120)      (5,267,758)          25,111            6,680
                                                =============    =============    =============    =============
GROWTH ($)
Shares sold                                     $  12,336,815    $  35,440,835    $     253,457    $      51,572
Shares redeemed                                   (22,951,012)     (74,578,416)         (58,277)            (912)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $ (10,614,197)   $ (39,137,581)   $     195,180    $      50,660
                                                =============    =============    =============    =============

                                                         CLASS R SHARES                   CLASS S SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    2003             2002             2003             2002
                                                -------------    -------------    -------------    -------------
SMALL COMPANY (NUMBER OF SHARES)
Shares sold                                        10,395,221       11,534,225           40,070           16,344
Dividends reinvested                                   63,065          105,298               48               40
Shares redeemed                                    (6,562,287)      (9,435,640)          (6,503)          (2,625)
                                                -------------    -------------    -------------    -------------
Net increase in shares outstanding                  3,895,999        2,203,883           33,615           13,759
                                                =============    =============    =============    =============
SMALL COMPANY ($)
Shares sold                                     $ 155,510,623    $ 175,512,145    $     616,993    $     250,476
Dividends reinvested                                  922,009        1,576,315              698              603
Shares redeemed                                   (94,475,400)    (135,484,865)        (103,573)         (37,371)
                                                -------------    -------------    -------------    -------------
Net increase                                    $  61,957,232    $  41,603,595    $     514,118    $     213,708
                                                =============    =============    =============    =============

                                                         CLASS R SHARES                   CLASS S SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    2003             2002             2003             2002
                                                -------------    -------------    -------------    -------------
TECHNOLOGY (NUMBER OF SHARES)
Shares sold                                        22,057,248       18,405,609               --               --
Shares redeemed                                   (13,940,003)     (15,147,805)          (2,551)              --
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding       8,117,245        3,257,804           (2,551)              --
                                                =============    =============    =============    =============
TECHNOLOGY ($)
Shares sold                                     $  71,880,902    $  66,979,389    $          --    $          --
Shares redeemed                                   (43,644,308)     (52,304,809)          (9,376)              --
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $  28,236,594    $  14,674,580    $      (9,376)   $          --
                                                =============    =============    =============    =============

                                                         CLASS R SHARES                   CLASS S SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    2003             2002             2003             2002
                                                -------------    -------------    -------------    -------------
VALUE OPPORTUNITY (NUMBER OF SHARES)
Shares sold                                         2,108,112        7,209,302           92,628          104,635
Dividends reinvested                                  164,266           82,208              901              300
Shares redeemed                                    (2,598,835)      (2,198,402)         (16,336)         (16,084)
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding        (326,457)       5,093,108           77,193           88,851
                                                =============    =============    =============    =============
VALUE OPPORTUNITY ($)
Shares sold                                     $  20,200,109    $  85,145,155    $     998,638    $   1,247,625
Dividends reinvested                                1,764,212          951,142            9,646            3,459
Shares redeemed                                   (25,416,002)     (24,195,900)        (171,629)        (168,604)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $  (3,451,681)   $  61,900,397    $     836,655    $   1,082,480
                                                =============    =============    =============    =============

                                                         CLASS R SHARES               CLASS S SHARES
                                                ----------------------------------    ---------------
                                                      YEAR               YEAR              PERIOD
                                                      ENDED              ENDED              ENDED
                                                  DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                      2003               2002              2003(1)
                                                ---------------    ---------------    ---------------
BALANCED (NUMBER OF SHARES)
Shares sold                                           3,154,493          1,996,574            101,813
Dividends reinvested                                  2,206,304          1,341,931                 25
Shares redeemed                                      (9,380,661)       (20,950,203)            (3,480)
                                                ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding        (4,019,864)       (17,611,698)            98,358
                                                ===============    ===============    ===============
BALANCED ($)
Shares sold                                     $    37,356,123    $    23,017,801    $     1,194,460
Dividends reinvested                                 25,549,004         14,989,364                288
Shares redeemed                                    (106,290,993)      (230,189,224)           (42,017)
                                                ---------------    ---------------    ---------------
Net increase (decrease)                         $   (43,385,866)   $  (192,182,059)   $     1,152,731
                                                ===============    ===============    ===============

----------
(1) Class S commenced operations on May 29, 2003.

                                                         CLASS R SHARES               CLASS S SHARES
                                                ----------------------------------    ---------------
                                                      YEAR               YEAR              PERIOD
                                                      ENDED              ENDED              ENDED
                                                  DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                      2003               2002              2003(1)
                                                ---------------    ---------------    ---------------

GROWTH AND INCOME (NUMBER OF SHARES)
Shares sold                                             801,513          1,580,665             98,693
Dividends reinvested                                         --          2,604,961                 --
Shares redeemed                                     (36,272,651)       (49,721,251)            (4,334)
                                                ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding       (35,471,138)       (45,535,625)            94,359
                                                ===============    ===============    ===============
GROWTH AND INCOME ($)
Shares sold                                     $    12,502,845    $    27,763,650    $     1,605,943
Dividends reinvested                                         --         38,475,273                 --
Shares redeemed                                    (559,904,868)      (828,611,395)           (70,873)
                                                ---------------    ---------------    ---------------
Net increase (decrease)                         $  (547,402,023)   $  (762,372,472)   $     1,535,070
                                                ===============    ===============    ===============

                                                         CLASS R SHARES                   CLASS S SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    2003             2002             2003            2002(2)
                                                -------------    -------------    -------------    -------------
BOND (NUMBER OF SHARES)
Shares sold                                         8,501,280       15,194,847        6,385,067        4,594,043
Dividends reinvested                                1,474,950        3,110,914           93,017          103,425
Shares redeemed                                   (19,495,518)      (8,233,251)      (5,092,213)      (1,031,773)
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding      (9,519,288)      10,072,510        1,385,871        3,665,695
                                                =============    =============    =============    =============
BOND ($)
Shares sold                                     $ 103,976,909    $ 203,392,793    $  80,800,150    $  62,106,540
Dividends reinvested                               20,649,302       41,759,091        1,301,393        1,390,528
Shares redeemed                                  (256,344,288)    (108,669,400)     (62,882,702)     (13,839,450)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $(131,718,077)   $ 136,482,484    $  19,218,841    $  49,657,618
                                                =============    =============    =============    =============

                                                CLASS R SHARES     CLASS R SHARES
                                                ---------------    ---------------
                                                     YEAR               YEAR
                                                    ENDED              ENDED
                                                  DECEMBER 31,       DECEMBER 31,
                                                     2003               2002
                                                ---------------    ---------------
MONEY MARKET (NUMBER OF SHARES)
Shares sold                                         168,980,560        212,328,316
Dividends reinvested                                  1,928,116          4,467,825
Shares redeemed                                    (194,376,129)      (211,631,167)
                                                ---------------    ---------------
Net increase (decrease) in shares outstanding       (23,467,453)         5,164,974
                                                ===============    ===============
MONEY MARKET ($)
Shares sold                                     $ 1,899,695,014    $ 2,748,252,013
Dividends reinvested                                 24,741,578         57,317,722
Shares redeemed                                  (2,226,653,637)    (2,739,754,578)
                                                ---------------    ---------------
Net increase (decrease)                         $  (302,217,045)   $    65,815,157
                                                ===============    ===============

----------
(1) Class S commenced operations on June 11, 2003.
(2) Class S commenced operations of May 3, 2002.

NOTE 10 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios' Board, the following securities have been deemed to be illiquid.

Each Portfolio currently limits investment in illiquid securities to 15% (10% for Money Market) of the Portfolios' net assets, at market value, at time of purchase.

                                                                             INITIAL                                   PERCENT
                                                             PRINCIPAL     ACQUISITION                                 OF NET
PORTFOLIO                     SECURITY                        AMOUNT          DATE          COST           VALUE       ASSETS
---------   ---------------------------------------------   ------------   -----------   ------------   ------------   -------
Money       Money Market Trust, 1.250%, due 02/19/04        $ 18,300,000     02/19/03    $ 18,298,772   $ 18,300,000       1.5%
 Market     Money Market Trust, LLY, 1.220%, due 12/03/04     13,500,000     06/09/02      13,500,000     13,500,000       1.1%
            Money Market Trust, Series A, 1.313%, due
               01/07/05                                       31,400,000     05/15/03      31,400,000     31,400,000       2.5%
            New Castle CDO I Ltd., 1.171%, due 02/24/04       13,900,000     10/23/03      13,900,000     13,900,000       1.1%
                                                                                         ------------   ------------   -------
                                                                                         $ 77,098,772   $ 77,100,000       6.2%
                                                                                         ============   ============   =======

NOTE 11 -- SECURITIES LENDING

Under an agreement with Bank of New York ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The cash collateral received is reflected on the Statement of Assets and Liabilities as Cash collateral for securities loaned. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2003, the Portfolios had securities on loan with the following market values:

                        VALUE OF          VALUE OF
                    SECURITIES LOANED    COLLATERAL
                    -----------------   -------------
Growth              $      43,310,084   $  44,574,839
Small Company              87,686,096      91,692,274
Technology                 17,805,606      18,359,779
Value Opportunity           5,701,200       5,884,027
Balanced                  334,996,396     344,944,815
Growth and Income         962,139,005     994,326,273
Bond                      222,084,541     227,355,932
Money Market               41,775,056      42,605,175

NOTE 12 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2003:

                                UNDISTRIBUTED    ACCUMULATED
                                NET INVESTMENT   NET REALIZED
                     PAID-IN      INCOME ON         GAINS
                     CAPITAL     INVESTMENTS       (LOSSES)
                    ---------   --------------   ------------
International       $      --   $       78,222   $    (78,222)
Small Company        (324,559)        (198,952)       523,511
Technology           (570,560)         570,560             --
Balanced                   --        3,913,856     (3,913,856)
Growth and Income    (153,095)           9,916        143,179
Bond                       --       18,768,777    (18,768,777)

The tax composition of dividends and distributions to shareholders was as follows:

                    YEAR ENDED DECEMBER 31, 2003   YEAR ENDED DECEMBER 31, 2002
                    ----------------------------   -----------------------------
                          ORDINARY INCOME                ORDINARY INCOME
                          ---------------                ---------------
International             $       359,173                $        93,596
Small Company                     922,707                      1,576,918
Value Opportunity               1,773,858                        954,601
Balanced                       25,549,292                     14,989,364
Growth and Income                     ---                     38,495,841
Bond                           21,962,645                     43,174,280
Money Market                   24,741,578                     57,317,722

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2003 are as follows:

                                      UNDISTRIBUTED     UNREALIZED     POST-OCTOBER      CAPITAL
                     UNDISTRIBUTED      LONG-TERM      APPRECIATION/      CAPITAL         LOSS           EXPIRATION
                    ORDINARY INCOME   CAPITAL GAINS   (DEPRECIATION)       LOSS       CARRYFORWARDS         DATES
                    ---------------   -------------   --------------   ------------   --------------   ---------------
International       $       545,405   $          --   $    6,033,217   $        --    $  (31,082,627)        2009-2010
Growth                      265,408              --       23,195,510            --      (213,794,639)        2009-2010
Small Company             1,348,855              --       80,538,898            --       (45,095,976)             2010
Technology                      ---              --       16,945,141            --       (62,043,862)        2008-2011
Value Opportunity         2,068,557              --        4,530,305            --       (40,071,141)             2010
Balanced                 28,837,555              --       88,019,444            --      (179,731,625)             2010
Growth and Income        33,190,956              --      557,309,702            --    (3,066,957,003)        2009-2011
Bond                     83,876,309         932,079       20,650,719       (91,082)               --              2012
Money Market             12,927,121              --          241,654            --        (4,467,999)  2008-2009; 2011

NOTE 13 -- OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

NOTE 14 -- SUBSEQUENT EVENTS

On December 17, 2003, the Board approved a special meeting of shareholders to be held during the first quarter of 2004 to approve a change in sub-adviser of the Technology Portfolio from AIC Asset Management, LLC to BlackRock Advisors, Inc. ("BlackRock"). Effective January 1, 2004, BlackRock began acting as sub-adviser to the Technology Portfolio under an interim sub-advisory agreement. In connection with the change in sub-adviser, the Board has also approved changes to the name and nonfundamental investment strategy and policies of the Technology Portfolio. The Board has approved the following changes to the Technology Portfolio: (1) a name change to ING Global Science and Technology Portfolio, (2) strategy and policy changes in which the Portfolio will become a global fund investing 80% of its assets in common stocks and securities convertible into common stock of companies in the science and technology sectors.

Effective December 29, 2003, the Board approved the following changes to the Value Opportunity Portfolio: (1) a change in the portfolio manager to a team led by William F. Coughlin; (2) a change in investment strategy to align the strategy of the Value Opportunity Portfolio with the new investment team's investment style; and (3) a change in the primary and secondary indices to where the Value Opportunity Portfolio's performance is benchmarked to those that are more representative of the new investment strategy. The new indices will run side-by-side with the current S&P 500 Index for a 12-month period, after which the S&P 500 Index will be dropped.

On December 17, 2003, the Board approved a special meeting of shareholders to be held during the first quarter of 2004 to approve a change in sub-adviser of the Growth and Income Portfolio from ING Aeltus to Wellington Management Company, LLP.

DIVIDENDS. Subsequent to December 31, 2003, Money Market Portfolio declared dividends of:

                  PER SHARE        PAYABLE             RECORD
          TYPE     AMOUNT            DATE               DATE
          ----   -----------   ----------------   ----------------
Class R    NII   $  0.135808   January 29, 2004   January 26, 2004

ING
VP
International
Equity Portfolio                PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 94.0%

                            AUSTRALIA: 4.9%
        41,400              AMP Ltd                                              $      156,276
        35,500              BHP Billiton Ltd.                                           323,131
         9,700              Foodland Associated Ltd.                                    142,243
        77,100              Macquarie Infrastructure Group                              198,261
        52,400              Mayne Group Ltd.                                            129,137
        14,700              National Australia Bank Ltd.                                330,737
        36,600              Rinker Group Ltd                                            181,032
        36,700              Seven Network Ltd.                                          170,116
        12,800              St. George Bank Ltd.                                        188,425
        19,700              TABCorp. Holdings Ltd.                                      166,843
                                                                                 --------------
                                                                                      1,986,201
                                                                                 --------------
                            BELGIUM: 0.9%
        18,000              Fortis                                                      363,106
                                                                                 --------------
                                                                                        363,106
                                                                                 --------------
                            FINLAND: 1.6%
        26,100              Nokia OYJ ADR                                               443,700
        16,400              Stora Enso OYJ                                              222,438
                                                                                 --------------
                                                                                        666,138
                                                                                 --------------
                            FRANCE: 10.9%
         4,500              Accor                                                       203,970
           900              Air Liquide                                                 159,040
        10,600              Alcatel SA                                                  136,716
        39,500      @       Alstom                                                       62,279
         4,500              Aventis SA                                                  298,330
        10,300              AXA                                                         221,383
         8,300              BNP Paribas                                                 524,463
         5,300              Bouygues                                                    185,716
         4,400      @       Cap Gemini SA                                               196,708
        11,100              Credit Agricole SA                                          265,138
         1,000              Groupe Danone                                               163,219
         3,200              Lafarge SA                                                  286,122
         7,500              Peugeot SA                                                  382,560
           900              Pinault-Printemps-Redoute                                    87,241
         3,000              Schneider Electric SA                                       196,668
        10,500              Suez SA                                                     211,871
         3,648              Total SA                                                    676,841
         7,500      @       Vivendi Universal SA                                        182,524
                                                                                 --------------
                                                                                      4,440,789
                                                                                 --------------
                            GERMANY: 6.7%
         7,900              Bayer AG                                                    233,801
        10,700              Commerzbank AG                                              208,790
         8,300              DaimlerChrysler AG                                          385,785
         3,000              Deutsche Boerse AG                                          164,762
        21,800      @       Deutsche Telekom AG                                         396,987
         5,700              E.ON AG                                                     373,644
         4,400              Metro AG                                                    194,989
         5,200      @       MLP AG                                                      102,886
         1,700              SAP AG                                                      282,855
         5,000              Siemens AG                                                  400,831
                                                                                 --------------
                                                                                      2,745,330
                                                                                 --------------
                            GREECE: 0.5%
         7,200              Alpha Bank A.E.                                             218,101
                                                                                 --------------
                                                                                        218,101
                                                                                 --------------
                            HONG KONG: 1.8%
        35,000              Cheung Kong Holdings Ltd.                            $      278,736
       488,000              CITIC International Financial
                              Holdings Ltd.                                             264,432
       112,000              Li & Fung Ltd.                                              192,239
                                                                                 --------------
                                                                                        735,407
                                                                                 --------------
                            ITALY: 2.6%
        10,100              Assicurazioni Generali S.p.A.                               268,172
        26,400              ENI-Ente Nazionale
                              Idrocarburi S.p.A.                                        500,308
        53,300              Unicredito Italiano S.p.A.                                  288,141
                                                                                 --------------
                                                                                      1,056,621
                                                                                 --------------
                            JAPAN: 24.4%
        19,000              Ajinomoto Co., Inc.                                         218,717
         5,700      @       Bandai Co. Ltd.                                             144,296
        13,000              Bridgestone Corp.                                           175,895
         4,000              Canon, Inc.                                                 190,217
         8,200              Chubu Electric Power Co., Inc.                              171,009
        17,000              Dai Nippon Printing Co. Ltd.                                240,103
         8,000              Daikin Industries Ltd.                                      186,006
        35,000              Hitachi Ltd.                                                209,629
         7,000              Ito-Yokado Co. Ltd.                                         222,058
         8,400              JFE Holdings, Inc.                                          230,189
        73,000              Kajima Corp.                                                238,474
         1,100              Keyence Corp.                                               232,364
        17,000              Matsushita Electric
                              Industrial Co. Ltd.                                       236,570
            26              Millea Holdings, Inc.                                       345,005
            48              Mitsubishi Tokyo Financial
                              Group, Inc.                                               374,267
        45,000              Mitsui & Co. Ltd.                                           364,613
            97      @       Mizuho Financial Group, Inc.                                298,711
         1,900              Nidec Corp.                                                 181,956
        48,000              Nippon Yusen Kabushiki Kaisha                               218,216
        39,100              Nissan Motor Co. Ltd.                                       440,966
         3,500              Nitto Denko Corp.                                           187,630
           150              NTT Docomo, Inc.                                            343,006
        58,000              OJI Paper Co. Ltd.                                          375,250
         4,000              Olympus Corp.                                                87,291
        59,000              Osaka Gas Co. Ltd.                                          159,653
        13,000              Sanken Electric Co Ltd                                      182,399
        22,000              Sharp Corp.                                                 348,248
         4,700              Shin-Etsu Chemical Co. Ltd.                                 192,958
        11,000              Shionogi & Co. Ltd.                                         205,395
         2,500              SMC Corp.                                                   311,461
         7,700              Sony Corp.                                                  266,856
            47      @       Sumitomo Mitsui Financial
                              Group, Inc.                                               254,092
         8,900              Suzuki Motor Corp.                                          132,091
        78,000              The Bank of Fukuoka Ltd.                                    328,419
        34,000              Toshiba Corp.                                               129,763
        16,000              Tostem Inax Holding Corp.                                   309,274
        17,800              Toyota Motor Corp.                                          608,825
            49      @       UFJ Holdings Inc.                                           239,085
             8      @       Yahoo Japan Corp.                                           107,985
         6,300              Yamanouchi Pharmaceutical
                              Co. Ltd.                                                  196,481
                                                                                 --------------
                                                                                      9,885,423
                                                                                 --------------
                            LUXEMBOURG: 0.6%
        14,100              Arcelor                                                     246,714
                                                                                 --------------
                                                                                        246,714
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
International
Equity Portfolio    PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            NETHERLANDS: 5.8%
        21,300              Aegon NV                                             $      317,478
         7,200      @       ASML Holding NV                                             144,133
        18,200      @       Koninklijke Ahold NV                                        138,658
         9,200              Koninklijke Philips Electronics NV                          269,145
        20,800              Royal Dutch Petroleum Co.                                 1,089,221
         6,200              Unilever NV ADR                                             405,487
                                                                                 --------------
                                                                                      2,364,122
                                                                                 --------------
                            PORTUGAL: 1.3%
        52,000              Portugal Telecom SGPS SA                                    523,411
                                                                                 --------------
                                                                                        523,411
                                                                                 --------------
                            SINGAPORE: 0.4%
        19,000              DBS Group Holdings Ltd.                                     164,564
                                                                                 --------------
                                                                                        164,564
                                                                                 --------------
                            SPAIN: 1.3%
        26,100              Banco Bilbao Vizcaya
                              Argentaria SA                                             360,488
         2,800              Banco Popular Espanol                                       167,377
                                                                                 --------------
                                                                                        527,865
                                                                                 --------------
                            SWITZERLAND: 8.8%
        30,770      @       ABB Ltd.                                                    155,996
         3,250              Adecco SA                                                   209,868
        10,400              Credit Suisse Group                                         379,444
         1,470              Nestle SA                                                   367,103
        12,680              Novartis AG                                                 580,379
         5,680              Roche Holding AG                                            574,196
         3,500              Stmicroelectronics NV                                        95,041
         4,200              Swiss Reinsurance                                           284,491
         8,300              UBS AG                                                      568,065
         2,582              Zurich Financial Services AG                                373,241
                                                                                 --------------
                                                                                      3,587,824
                                                                                 --------------
                            UNITED KINGDOM: 21.5%
        26,200              Amvescap PLC                                                191,506
        10,600              Anglo American PLC                                          230,450
         8,700              Astrazeneca PLC                                             418,028
       158,433              BP PLC                                                    1,288,281
        48,900              Centrica PLC                                                184,707
        99,600      @       Colt Telecom Group PLC                                      169,133
        23,600              Compass Group PLC                                           160,932
        23,700              Diageo PLC                                                  311,700
        16,500              GlaxoSmithKline PLC ADR                                     769,230
        32,900              HBOS PLC                                                    427,560
        41,400      @       HHG PLC ADR                                                  29,945
        65,500              HSBC Holdings PLC                                         1,031,419
       351,500      @       Invensys PLC                                                114,836
        22,700              LogicaCMG PLC                                               106,324
        52,262              National Grid Transco PLC                                   376,073
        36,500              Prudential PLC                                              309,224
        26,200              Reed Elsevier PLC                                           219,012
        19,403              Royal Bank of Scotland Group PLC                            572,870
        49,800              Sage Group PLC                                              157,231
        74,800      @       Tesco PLC                                                   345,137
       445,941              Vodafone Group PLC                                        1,108,027
        24,700              WPP Group PLC                                               242,386
                                                                                 --------------
                                                                                      8,764,011
                                                                                 --------------
                            Total Common Stock
                              (Cost $31,697,793)                                     38,275,627
                                                                                 --------------
RIGHTS: 0.0%
                            FRANCE: 0.0%
        39,500      @       Alstom                                               $        1,495
                                                                                 --------------
                                                                                          1,495
                                                                                 --------------
                            Total Rights
                              (Cost $16,522)                                              1,495
                                                                                 --------------
WARRANTS: 0.0%
                            FRANCE: 0.0%
        39,500      @       Alstom, Expires 01/09/04                                        498
                                                                                 --------------
                                                                                            498
                                                                                 --------------
                            Total Warrants (Cost $25,816)                                   498
                                                                                 --------------
                            Total Long-Term Investments
                              (Cost $31,740,131)                                     38,277,620
                                                                                 --------------

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.7%

                REPURCHASE AGREEMENT: 5.7%
$    2,324,000  Morgan Stanley Repurchase
                  Agreement dated 12/31/03, 0.970%, due 01/02/04, $2,324,125 to be received upon repurchase (Collateralized by $2,370,000
                  Federal Home Loan Mortgage Corporation, 0.000%, Market Value
                  $2,371,550, due 09/09/05)                                           2,324,000
                                                                                 --------------
                Total Short-term Investments
                  (Cost $2,324,000)                                                   2,324,000
                                                                                 --------------
                TOTAL INVESTMENTS IN
                  SECURITIES (COST
                  $34,064,131)*                                     99.7%        $   40,601,620
                OTHER ASSETS AND
                 LIABILITIES-NET                                     0.3                132,089
                                                                   -----         --------------
                NET ASSETS                                         100.0%        $   40,733,709
                                                                   =====         ==============

@      Non-income producing security
ADR    American Depositary Receipt
* Cost for federal income tax purposes is $34,574,022. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                                    $    6,456,362
                Gross Unrealized Depreciation                                          (428,764)
                                                                                 --------------
                Net Unrealized Appreciation                                      $    6,027,598
                                                                                 ==============

                 See Accompanying Notes to Financial Statements

ING
VP
International
Equity Portfolio    PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

                                                     PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Advertising                                              0.6%
Auto Manufacturers                                       4.8
Auto Parts and Equipment                                 0.4
Banks                                                   19.1
Beverages                                                0.8
Building Materials                                       2.4
Chemicals                                                1.9
Commercial Services                                      1.9
Computers                                                0.8
Distribution/Wholesale                                   1.4
Diversified Financial Services                           1.2
Electric                                                 2.3
Electrical Components and Equipment                      1.7
Electronics                                              1.2
Engineering and Construction                             1.4
Entertainment                                            0.4
Food                                                     4.9
Food Service                                             0.4
Forest Products and Paper                                1.4
Gas                                                      0.8
Hand/Machine Tools                                       1.7
Home Furnishings                                         1.2
Insurance                                                5.6
Internet                                                 0.3
Iron/Steel                                               1.2
Lodging                                                  0.5
Machinery-Diversified                                    0.2
Media                                                    1.4
Mining                                                   1.4
Miscellaneous Manufacturing                              1.5
Office/Business Equipment                                0.5
Oil and Gas                                              8.6
Pharmaceuticals                                          7.5
Real Estate                                              0.7
Retail                                                   0.8
Semiconductors                                           1.0
Software                                                 1.1
Telecommunications                                       7.6
Toys/Games/Hobbies                                       0.4
Transportation                                           0.5
Water                                                    0.5
Repurchase Agreement                                     5.7
Other Assets and Liabilities, Net                        0.3
                                                       -----
NET ASSETS                                             100.0%
                                                       =====

                 See Accompanying Notes to Financial Statements

ING
VP
Growth
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 98.7%

                            AUTO MANUFACTURERS: 1.6%
        42,900              Paccar, Inc.                                         $    3,651,648
                                                                                 --------------
                                                                                      3,651,648
                                                                                 --------------
                            BEVERAGES: 1.4%
        58,100              Anheuser-Busch Cos., Inc.                                 3,060,708
                                                                                 --------------
                                                                   `                  3,060,708
                                                                                 --------------
                            BIOTECHNOLOGY: 2.8%
        53,272      @       Amgen, Inc.                                               3,292,210
        50,800     @,L      Chiron Corp.                                              2,895,092
                                                                                 --------------
                                                                                      6,187,302
                                                                                 --------------
                            COMMERCIAL SERVICES: 1.1%
        96,000     @,@@     Accenture Ltd.                                            2,526,720
                                                                                 --------------
                                                                                      2,526,720
                                                                                 --------------
                            COMPUTERS: 4.4%
       148,800      @       Dell, Inc.                                                5,053,248
        27,300              Diebold, Inc.                                             1,470,651
       176,800      @       EMC Corp.                                                 2,284,256
        38,800      @       Storage Technology Corp.                                    999,100
                                                                                 --------------
                                                                                      9,807,255
                                                                                 --------------
                            COSMETICS/PERSONAL CARE: 2.5%
        66,800              Estee Lauder Cos., Inc.                                   2,622,568
        28,900              Procter & Gamble Co.                                      2,886,532
                                                                                 --------------
                                                                                      5,509,100
                                                                                 --------------
                            DIVERSIFIED FINANCIAL SERVICES: 7.2%
        31,900              American Express Co.                                      1,538,537
        10,700              Bear Stearns Cos., Inc.                                     855,465
        52,600      L       Capital One Financial Corp.                               3,223,854
        41,100              Citigroup, Inc.                                           1,994,994
        17,600      L       Goldman Sachs Group, Inc.                                 1,737,648
        65,900      L       Merrill Lynch & Co., Inc.                                 3,865,035
        50,700              Morgan Stanley                                            2,934,009
                                                                                 --------------
                                                                                     16,149,542
                                                                                 --------------
                            ENGINEERING & CONSTRUCTION: 0.8%
        37,000      @       Jacobs Engineering Group, Inc.                            1,776,370
                                                                                 --------------
                                                                                      1,776,370
                                                                                 --------------
                            ENTERTAINMENT: 1.6%
        71,400              GTECH Holdings Corp.                                      3,533,586
                                                                                 --------------
                                                                                      3,533,586
                                                                                 --------------
                            HEALTHCARE-PRODUCTS: 5.5%
        37,900      @@      Alcon, Inc.                                               2,294,466
        63,400      @       Boston Scientific Corp.                                   2,330,584
        46,400      @       Guidant Corp.                                             2,793,280
        41,900      @       St. Jude Medical, Inc.                                    2,570,565
        35,800     @,L      Varian Medical Systems, Inc.                              2,473,780
                                                                                 --------------
                                                                                     12,462,675
                                                                                 --------------
                            HEALTHCARE-SERVICES: 1.0%
        31,100      @       DaVita Inc                                                1,212,900
        16,200      @       Pacificare Health Systems                                 1,095,120
                                                                                 --------------
                                                                                      2,308,020
                                                                                 --------------
                            HOME FURNISHINGS: 0.6%
        16,700              Harman Intl. Industries, Inc.                             1,235,466
                                                                                 --------------
                                                                                      1,235,466
                                                                                 --------------
                            INTERNET: 2.7%
        55,600     @,L      eBay, Inc.                                           $    3,591,204
        54,800     @,L      Yahoo!, Inc.                                              2,475,316
                                                                                 --------------
                                                                                      6,066,520
                                                                                 --------------
                            IRON/STEEL: 0.9%
        52,700     @,L      International Steel Group                                 2,052,665
                                                                                 --------------
                                                                                      2,052,665
                                                                                 --------------
                            MACHINERY-DIVERSIFIED: 1.2%
        43,000              Deere & Co.                                               2,797,150
                                                                                 --------------
                                                                                      2,797,150
                                                                                 --------------
                            MEDIA: 4.4%
        50,600              Clear Channel
                              Communications, Inc.                                    2,369,598
       132,379      @       Hughes Electronics Corp.                                  2,190,872
       223,900              Walt Disney Co.                                           5,223,587
                                                                                 --------------
                                                                                      9,784,057
                                                                                 --------------
                            MINING: 1.5%
        30,800              Alcoa, Inc.                                               1,170,400
        26,200      L       Freeport-McMoRan
                            Copper & Gold, Inc.                                       1,103,806
        15,800      @       Phelps Dodge Corp.                                        1,202,222
                                                                                 --------------
                                                                                      3,476,428
                                                                                 --------------
                            MISCELLANEOUS MANUFACTURING: 9.9%
        27,300      @       3M Co.                                                    2,321,319
        28,197      L       Danaher Corp.                                             2,587,075
        39,100              Eaton Corp.                                               4,222,018
       423,200              General Electric Co.                                     13,110,736
                                                                                 --------------
                                                                                     22,241,148
                                                                                 --------------
                            OIL AND GAS: 2.3%
        29,000              Devon Energy Corp.                                        1,660,540
        55,000    @,@@,L    Nabors Industries Ltd.                                    2,282,500
        25,000      L       Valero Energy Corp.                                       1,158,500
                                                                                 --------------
                                                                                      5,101,540
                                                                                 --------------
                            OIL AND GAS SERVICES: 2.5%
       212,200              Halliburton Co.                                           5,517,200
                                                                                 --------------
                                                                                      5,517,200
                                                                                 --------------
                            PHARMACEUTICALS: 12.3%
       124,300     @,L      Caremark Rx, Inc.                                         3,148,519
       155,300      @       Endo Pharmaceuticals
                              Holdings, Inc.                                          2,991,078
        54,800     @,L      Forest Laboratories, Inc.                                 3,386,640
        82,900     @,L      Gilead Sciences, Inc.                                     4,819,806
       380,980      S       Pfizer, Inc.                                             13,460,022
                                                                                 --------------
                                                                                     27,806,065
                                                                                 --------------
                            RETAIL: 10.2%
        47,900      @       Bed Bath & Beyond, Inc.                                   2,076,465
        64,600     @,L      Chico's FAS, Inc.                                         2,386,970
        95,000              Federated Department Stores                               4,477,350
       140,200              Home Depot, Inc.                                          4,975,698
        64,200              McDonald's Corp.                                          1,594,086
       139,700      L       Wal-Mart Stores, Inc.                                     7,411,085
                                                                                 --------------
                                                                                     22,921,654
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Growth
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            SEMICONDUCTORS: 10.4%

       178,600      @       Applied Materials, Inc.                              $    4,009,570
       344,900              Intel Corp.                                              11,105,780
        85,400              Linear Technology Corp.                                   3,592,778
        26,200     @,L      Qlogic Corp.                                              1,351,920
       115,100              Texas Instruments, Inc.                                   3,381,638
                                                                                 --------------
                                                                                     23,441,686
                                                                                 --------------
                            SOFTWARE: 5.6%
       379,600              Microsoft Corp.                                          10,454,184
        59,600     @,L      Veritas Software Corp.                                    2,214,736
                                                                                 --------------
                                                                                     12,668,920
                                                                                 --------------
                            TELECOMMUNICATIONS: 4.3%
       399,200      @       Cisco Systems, Inc.                                       9,696,568
                                                                                 --------------
                                                                                      9,696,568
                                                                                 --------------
                            Total Common Stock
                              (Cost $192,800,546)                                   221,779,993
                                                                                 --------------
PREFERRED STOCK: 0.0%
                            MEDIA: 0.0%
             4              News Corp. Ltd.                                                 125
                                                                                 --------------
                                                                                            125
                                                                                 --------------
                            Total Preferred Stock
                              (Cost $120)                                                   125
                                                                                 --------------
                            Total-Long Term Investments
                              (Cost $192,800,666)                                   221,780,118
                                                                                 --------------

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.8%

                            REPURCHASE AGREEMENT: 1.8%
$    3,949,000              Goldman Sachs Repurchase Agreement
                              dated 12/31/03, 0.990%, due 01/02/04,
                              $3,949,217 to be received upon
                              repurchase (Collateralized by various
                              U.S. Government Agency
                              Obligations, 0.000%-7.125%,
                              Market Value $4,031,904
                              due 02/13/04-01/26/16)                             $    3,949,000
                                                                                 --------------
                            Total Short-term Investments
                              (Cost $3,949,000)                                       3,949,000
                                                                                 --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $196,749,666)*                       100.5%        $  225,729,118
                            OTHER ASSETS AND
                              LIABILITIES-NET                       (0.5)            (1,106,774)
                                                                   -----         --------------
                              NET ASSETS                           100.0%        $  224,622,344
                                                                   =====         ==============

@      Non-income producing security
@@     Foreign Issuer
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
S      Segregated securities for futures contracts held at December 31, 2003.
* Cost for federal income tax purposes is $202,533,608. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                                    $   24,372,471
                Gross Unrealized Depreciation                                        (1,176,961)
                                                                                 --------------
                Net Unrealized Appreciation                                      $   23,195,510
                                                                                 ==============

Information concerning long open futures contracts at December 31, 2003 is shown below:

                              NOTIONAL
                 NO. OF        MARKET     EXPIRATION    UNREALIZED
                CONTRACTS      VALUE         DATE          GAIN
                ---------------------------------------------------
LONG CONTRACT
S&P 500 Index       8      $  2,221,200    Mar-04      $  48,288
                           ------------                ---------
                           $  2,221,200                $  48,288
                           ============                =========

                 See Accompanying Notes to Financial Statements

ING
VP
Small
Company Portfolio               PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 95.1%

                            AEROSPACE/DEFENSE: 0.7%
        95,000      @       United Defense Industries, Inc.                      $    3,028,600
                                                                                 --------------
                                                                                      3,028,600
                                                                                 --------------
                            AGRICULTURE: 1.0%
       192,000      L       Delta & Pine Land Co.                                     4,876,800
                                                                                 --------------
                                                                                      4,876,800
                                                                                 --------------
                            AIRLINES: 1.4%
       180,400     @,L      AMR Corp.                                                 2,336,180
       254,250     @,L      Continental Airlines, Inc.                                4,136,648
                                                                                 --------------
                                                                                      6,472,828
                                                                                 --------------
                            APPAREL: 0.6%
       160,000     @,L      Quiksilver, Inc.                                          2,836,800
                                                                                 --------------
                                                                                      2,836,800
                                                                                 --------------
                            BANKS: 2.9%
        60,000              Chittenden Corp.                                          2,018,400
       139,900              Greater Bay BanCorp.                                      3,984,352
         9,027              IBERIABANK Corp                                             532,593
        93,000              Local Financial Corp.                                     1,938,120
        68,700      L       Provident Bankshares Corp.                                2,022,528
        75,950      @@      R&G Financial Corp.                                       3,022,810
                                                                                 --------------
                                                                                     13,518,803
                                                                                 --------------
                            BIOTECHNOLOGY: 1.2%
        31,500      @       Martek Biosciences Corp.                                  2,046,555
        64,000     @,L      Myogen Inc                                                  915,200
       107,500      @       Telik, Inc.                                               2,473,575
                                                                                 --------------
                                                                                      5,435,330
                                                                                 --------------
                            CHEMICALS: 1.2%
       116,600     @,L      Cabot Microelectronics Corp.                              5,713,400
                                                                                 --------------
                                                                                      5,713,400
                                                                                 --------------
                            COMMERCIAL SERVICES: 2.1%
        32,000      @       Advisory Board Co.                                        1,117,120
        82,400      @       Corinthian Colleges, Inc.                                 4,578,144
       159,200              Gevity HR Inc                                             3,540,608
        24,100      @       LECG Corp                                                   551,649
                                                                                 --------------
                                                                                      9,787,521
                                                                                 --------------
                            COMPUTERS: 7.0%
       107,300     @,L      CACI Intl., Inc.                                          5,216,926
       159,000      @       Electronics For Imaging                                   4,137,180
       179,200     @,L      Hutchinson Technology, Inc.                               5,508,607
       128,000     @,L      Intergraph Corp.                                          3,061,760
       291,500      @       Lexar Media, Inc.                                         5,080,845
       162,000     @,L      Manhattan Associates, Inc.                                4,477,680
        51,000      @       Merge Technologies Inc                                      899,640
        95,300              MTS Systems Corp                                          1,832,619
        25,000      @       SI International Inc                                        488,750
        63,450              Talx Corp.                                                1,461,254
                                                                                 --------------
                                                                                     32,165,261
                                                                                 --------------
                            DIVERSIFIED FINANCIAL SERVICES: 2.9%
        76,700     @,L      Affiliated Managers Group                                 5,337,553
       224,000      @       Investment Technology
                              Group, Inc.                                             3,617,600
       320,000     @,L      Knight Trading Group Inc                                  4,684,800
                                                                                 --------------
                                                                                     13,639,953
                                                                                 --------------
                            ELECTRICAL COMPONENTS & EQUIPMENT: 1.4%
        87,700              Ametek, Inc.                                         $    4,232,402
       115,600      @       Rayovac Corp.                                             2,421,820
                                                                                 --------------
                                                                                      6,654,222
                                                                                 --------------
                            ELECTRONICS: 4.8%
        38,200              Analogic Corp.                                            1,566,200
       192,000      @       Benchmark Electronics, Inc.                               6,683,520
       186,100      @       Checkpoint Systems, Inc.                                  3,519,151
        85,450      @       Itron, Inc.                                               1,568,862
         9,500     @,L      NVE Corp                                                    487,350
        76,150      @       Photon Dynamics, Inc.                                     3,064,276
        10,500     @,L      Taser International Inc                                     864,885
       127,400      @       Trimble Navigation Ltd.                                   4,744,376
                                                                                 --------------
                                                                                     22,498,620
                                                                                 --------------
                            ENERGY-ALTERNATE SOURCES: 0.9%
       224,000      @       Headwaters, Inc.                                          4,394,880
                                                                                 --------------
                                                                                      4,394,880
                                                                                 --------------
                            ENGINEERING & CONSTRUCTION: 1.8%
       153,600      @@      Chicago Bridge & Iron
                              Co NV ADR                                               4,439,040
       166,400      @       URS Corp.                                                 4,161,664
                                                                                 --------------
                                                                                      8,600,704
                                                                                 --------------
                            ENTERTAINMENT: 1.4%
       256,050      @       Alliance Gaming Corp.                                     6,311,633
                                                                                 --------------
                                                                                      6,311,633
                                                                                 --------------
                            FOOD: 1.1%
       159,950      @       Hain Celestial Group, Inc.                                3,712,440
       116,900      @       Wild Oats Markets Inc                                     1,511,517
                                                                                 --------------
                                                                                      5,223,957
                                                                                 --------------
                            FOREST PRODUCTS & PAPER: 1.6%
       416,000     @,L      Louisiana-Pacific Corp.                                   7,438,080
                                                                                 --------------
                                                                                      7,438,080
                                                                                 --------------
                            HEALTHCARE-PRODUCTS: 1.8%
       107,400              Cyberonics, Inc.                                          3,437,874
        56,000              Encore Medical Corp                                         456,400
       152,550      @       Wright Medical Group, Inc.                                4,643,622
                                                                                 --------------
                                                                                      8,537,896
                                                                                 --------------
                            HEALTHCARE-SERVICES: 2.8%
       134,000      @       Kindred Healthcare Inc                                    6,965,320
        42,200      @       Psychiatric Solutions, Inc.                                 881,980
       312,500              Select Medical Corp.                                      5,087,500
                                                                                 --------------
                                                                                     12,934,800
                                                                                 --------------
                            HOME BUILDERS: 1.5%
       143,800              Standard-Pacific Corp.                                    6,981,490
                                                                                 --------------
                                                                                      6,981,490
                                                                                 --------------
                            HOUSEHOLD PRODUCTS/WARES: 0.5%
        88,400      @       Central Garden And Pet Co.                                2,477,852
                                                                                 --------------
                                                                                      2,477,852
                                                                                 --------------
                            INSURANCE: 2.2%
       222,900      L       Amerus Group Co.                                          7,794,813
        44,800              Landamerica Financial
                              Group, Inc.                                             2,341,248
                                                                                 --------------
                                                                                     10,136,061
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Small
Company Portfolio   PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            INTERNET: 2.9%
        50,500     @,L      Ask Jeeves                                           $      915,060
       128,000      @       Covad Communications
                              Group Inc                                                 460,800
        15,400      @       Equinix Inc                                                 434,280
       129,500      @       Lionbridge Technologies                                   1,244,495
       241,550              Netbank, Inc.                                             3,224,693
       125,800      @       Netegrity, Inc.                                           1,296,998
       288,000     @,L      Webex Communications, Inc.                                5,788,800
                                                                                 --------------
                                                                                     13,365,126
                                                                                 --------------
                            LEISURE TIME: 0.5%
       160,050     @,L      K2, Inc.                                                  2,434,361
                                                                                 --------------
                                                                                      2,434,361
                                                                                 --------------
                            LODGING: 0.1%
        70,100      @       Interstate Hotels & Resorts Inc                             375,035
                                                                                 --------------
                                                                                        375,035
                                                                                 --------------
                            MACHINERY-CONSTRUCTION & MINING: 1.2%
       193,600      @       Terex Corp.                                               5,513,728
                                                                                 --------------
                                                                                      5,513,728
                                                                                 --------------
                            MACHINERY-DIVERSIFIED: 2.1%
        96,000              Briggs & Stratton                                         6,470,400
        25,900      L       Middleby Corp                                             1,048,173
       139,900              Wabtec Corp                                               2,383,896
                                                                                 --------------
                                                                                      9,902,469
                                                                                 --------------
                            MEDIA: 1.8%
       256,000      @       Cumulus Media, Inc.                                       5,632,000
        63,150              Liberty Corp.                                             2,853,749
                                                                                 --------------
                                                                                      8,485,749
                                                                                 --------------
                            OIL AND GAS: 4.7%
       158,900      @       Denbury Resources, Inc.                                   2,210,299
       153,600      @       Newfield Exploration Co.                                  6,841,343
        79,450      @       Nuevo Energy Co.                                          1,920,307
       126,200              Patina Oil & Gas Corp.                                    6,182,538
       195,644      @       Southwestern Energy Co.                                   4,675,892
                                                                                 --------------
                                                                                     21,830,379
                                                                                 --------------
                            PHARMACEUTICALS: 7.3%
       208,500      @       Alkermes, Inc.                                            2,814,750
       109,700     @,L      Amylin Pharmaceuticals, Inc.                              2,437,534
       111,200     @,@@     Angiotech Pharmaceuticals, Inc.                           5,115,199
        89,600      L       Eon Labs Inc                                              4,565,120
       134,100     @,L      Ilex Oncology, Inc.                                       2,849,625
       115,000     @,L      Medicines Co.                                             3,387,900
        87,600     @,L      MGI Pharma, Inc.                                          3,604,740
       134,400     @,L      NPS Pharmaceuticals, Inc.                                 4,131,456
        55,900     @,L      OSI Pharmaceuticals Inc                                   1,800,539
       153,600      @       Vicuron Pharmaceuticals Inc                               2,864,640
                                                                                 --------------
                                                                                     33,571,503
                                                                                 --------------
                            REAL ESTATE: 7.1%
       111,300              Alexandria Real Estate
                              Equities, Inc.                                          6,444,269
        47,600              CBL & Associates Properties, Inc.                         2,689,400
       119,800              Corporate Office Properties
                              Trust Sbi MD                                            2,515,800
       230,400     @,L      Felcor Lodging Trust, Inc.                                2,552,832
       107,200              Newcastle Investment Corp.                                2,905,120
        56,300              Pennsylvania Real Estate
                              Investment Trust                                   $    2,043,690
       242,550              Reckson Associates Realty Corp.                           5,893,965
        39,800      L       Rgency Centers Corp.                                      1,586,030
        95,600              SL Green Realty Corp.                                     3,924,380
        71,550              Washington Real Estate
                              Investment Trust                                        2,089,260
                                                                                 --------------
                                                                                     32,644,746
                                                                                 --------------
                            RETAIL: 4.3%
       320,000              Claire's Stores, Inc.                                     6,028,800
        96,000     @,L      Electronics Boutique
                              Holdings Corp.                                          2,197,440
       256,000     @,L      Hollywood Entertainment Corp                              3,520,000
       128,000      @       Men's Wearhouse, Inc.                                     3,201,280
       278,650      @       Movie Gallery, Inc.                                       5,205,182
                                                                                 --------------
                                                                                     20,152,702
                                                                                 --------------
                            SAVINGS AND LOANS: 4.3%
       146,400              Commercial Federal Corp.                                  3,910,344
        31,300              Connecticut Bancshares, Inc.                              1,613,202
       222,700              First Niagara Financial Group Inc                         3,320,457
        38,400      @       Firstfed Financial Corp.                                  1,670,400
       182,300              Staten Island Bancorp, Inc.                               4,101,750
        75,600      L       Waypoint Financial Corp.                                  1,639,764
        86,800              WSFS Financial Corp.                                      3,892,980
                                                                                 --------------
                                                                                     20,148,897
                                                                                 --------------
                            SEMICONDUCTORS: 3.7%
       224,200      @       Axcelis Technologies, Inc.                                2,291,324
       380,000      @       Cirrus Logic, Inc.                                        2,914,600
        38,000      @       Nanometrics, Inc.                                           558,980
       176,100      @       Power Integrations, Inc.                                  5,892,306
       115,200     @,L      Rudolph Technologies, Inc.                                2,827,008
        97,200      @       Veeco Instruments, Inc.                                   2,741,040
                                                                                 --------------
                                                                                     17,225,258
                                                                                 --------------
                            SOFTWARE: 5.8%
       308,150      @       Activision, Inc.                                          5,608,329
       105,500      @       Avid Technology, Inc.                                     5,064,000
        16,700      @       Callidus Software Inc                                       295,423
       113,600     @,L      Evolving Systems, Inc.                                    1,510,880
        82,500      @       Progress Software Corp.                                   1,687,950
       102,400      @       Serena Software, Inc.                                     1,879,040
       194,400      @       Sybase, Inc.                                              4,000,752
       116,200      @       Take-Two Interactive
                              Software, Inc.                                          3,347,722
       203,150     @,L      THQ, Inc.                                                 3,435,267
                                                                                 --------------
                                                                                     26,829,363
                                                                                 --------------
                            TELECOMMUNICATIONS: 4.5%
       576,000     @,L      Adaptec, Inc.                                             5,086,080
       168,400     @,L      Advanced Fibre Communication                              3,393,260
        52,800     @,L      Aspect Communications Corp.                                 832,128
        63,000      @       Interdigital
                              Communications Corp.                                    1,300,320
        63,700     @,L      Intrado, Inc.                                             1,398,215
        63,700     @,L      Plantronics, Inc.                                         2,079,805
       435,200     @,L      RF Micro Devices, Inc.                                    4,373,760
       145,900              Western Wireless Corp                                     2,678,724
                                                                                 --------------
                                                                                     21,142,292
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Small
Company Portfolio   PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            TOYS/GAMES/HOBBIES: 0.4%
        67,200     @,L      Leapfrog Enterprises, Inc.                           $    1,782,816
                                                                                 --------------
                                                                                      1,782,816
                                                                                 --------------
                            TRANSPORTATION: 1.6%
        89,600      @       Landstar System, Inc.                                     3,408,384
        96,000     @,L      Overnite Corp                                             2,184,000
        98,100      @       Sirva Inc                                                 1,916,874
                                                                                 --------------
                                                                                      7,509,258
                                                                                 --------------
                            Total Common Stock
                              (Cost $361,792,464)                                   442,579,173
                                                                                 --------------

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 4.3%

                      REPURCHASE AGREEMENT: 4.3%
$   19,852,000      S Morgan Stanley Repurchase
                        Agreement dated 12/31/03,
                        0.970%, due 01/02/04,
                        $19,853,070 to be received upon
                        repurchase (Collateralized by
                        $20,240,000 Federal Home Loan
                        Mortgage Corporation, 0.000%,
                        Market Value $20,253,240,
                        due 09/09/05)                                                19,852,000
                                                                                 --------------
                    Total Short-term Investments
                      (Cost $19,852,000)                                             19,852,000
                                                                                 --------------
                    TOTAL INVESTMENTS IN
                      SECURITIES (COST
                      $381,644,464)*                                99.4%        $  462,431,173
                    OTHER ASSETS AND
                      LIABILITIES-NET                                0.6              2,637,421
                                                                   -----         --------------
                    NET ASSETS                                     100.0%        $  465,068,594
                                                                   =====         ==============

@      Non-income producing security
@@     Foreign Issuer
ADR    American Depositary Receipt
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
S      Segregated securities for futures contracts held at December 31, 2003.
* Cost for federal income tax purposes is $381,892,275. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                                    $   87,099,748
                Gross Unrealized Depreciation                                        (6,560,850)
                                                                                 --------------
                Net Unrealized Appreciation                                      $   80,538,898
                                                                                 ==============

Information concerning open long futures contracts at December 31, 2003 is shown below:

                              NOTIONAL
                 NO. OF        MARKET     EXPIRATION    UNREALIZED
                CONTRACTS      VALUE         DATE          GAIN
                ---------------------------------------------------
LONG CONTRACT
Russell 2000 Index  35     $  9,751,000    Mar-04      $  231,327
                           ------------                ----------
                           $  9,751,000                $  231,327
                           ============                ==========

                 See Accompanying Notes to Financial Statements

ING
VP
Technology
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 97.8%

                            COMPUTERS: 15.1%
        35,650     @,L      Affiliated Computer Services, Inc.                   $    1,941,499
           700      @       Anteon Intl. Corp.                                           25,235
        63,000     @,L      Computer Sciences Corp.                                   2,786,490
        99,750      @       Dell, Inc.                                                3,387,510
       180,300      @       EMC Corp.                                                 2,329,476
       118,100              Hewlett-Packard Co.                                       2,712,757
        17,400      @       International Business
                            Machines Corp.                                            1,612,632
                                                                                 --------------
                                                                                     14,795,599
                                                                                 --------------
                            DISTRIBUTION/WHOLESALE: 3.1%
        52,200      L       CDW Corp.                                                 3,015,072
                                                                                 --------------
                                                                                      3,015,072
                                                                                 --------------
                            ELECTRONICS: 5.9%
       247,500     @@,L     Flextronics Intl. Ltd.                                    3,672,900
       167,800     @,L      Sanmina-SCI Corp.                                         2,115,958
                                                                                 --------------
                                                                                      5,788,858
                                                                                 --------------
                            INTERNET: 6.8%
        42,800     @,L      eBay, Inc.                                                2,764,452
        84,900     @,L      Yahoo!, Inc.                                              3,834,933
                                                                                 --------------
                                                                                      6,599,385
                                                                                 --------------
                            RETAIL: 3.1%
        58,775              Best Buy Co., Inc.                                        3,070,406
                                                                                 --------------
                                                                                      3,070,406
                                                                                 --------------
                            SEMICONDUCTORS: 44.2%
       143,300     @,L      Altera Corp.                                              3,252,910
        94,200     @,L      Amkor Technology, Inc.                                    1,715,382
        49,650      @       Analog Devices, Inc.                                      2,266,523
       170,900      @       Applied Materials, Inc.                                   3,836,705
       125,450              Intel Corp.                                               4,039,490
        63,900     @,L      Kla-Tencor Corp.                                          3,749,013
       154,250      @       Lam Research Corp.                                        4,982,274
       141,750     @,L      Micron Technology, Inc.                                   1,909,373
        88,000     @,L      Novellus Systems, Inc.                                    3,700,400
        47,000     @,L      Qlogic Corp.                                              2,425,200
       109,200      @@      Stmicroelectronics NV ADR                                 2,949,492
       234,808     @,@@     Taiwan Semiconductor
                              Manufacturing Co. Ltd. ADR                              2,404,434
        96,250              Texas Instruments, Inc.                                   2,827,825
        78,700     @,L      Xilinx, Inc.                                              3,048,838
                                                                                 --------------
                                                                                     43,107,859
                                                                                 --------------
                            SOFTWARE: 14.9%
        88,700      L       Computer Associates Intl., Inc.                           2,425,058
        42,000      @       Electronic Arts, Inc.                                     2,006,760
        18,550              First Data Corp.                                            762,220
        51,550      @       Intuit, Inc.                                              2,727,511
       132,000              Microsoft Corp.                                           3,635,279
       229,700      @       Oracle Corp.                                              3,032,040
                                                                                 --------------
                                                                                     14,588,868
                                                                                 --------------
                            TELECOMMUNICATIONS: 4.7%
       188,600      @       Cisco Systems, Inc.                                  $    4,581,094
                                                                                 --------------
                                                                                      4,581,094
                                                                                 --------------
                            Total Common Stock
                              (Cost $77,922,398)                                     95,547,141
                                                                                 --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $77,922,398)*                         97.8%        $   95,547,141
                            OTHER ASSETS AND
                              LIABILITIES-NET                        2.2              2,195,337
                                                                   -----         --------------
                            NET ASSETS                             100.0%        $   97,742,478
                                                                   =====         ==============

@      Non-income producing security
@@     Foreign Issuer
ADR    American Depositary Receipt
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
* Cost for federal income tax purposes is $78,602,000. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                                    $   17,588,142
                Gross Unrealized Depreciation                                          (643,001)
                                                                                 --------------
                Net Unrealized Appreciation                                      $   16,945,141
                                                                                 ==============

                 See Accompanying Notes to Financial Statements

ING
VP Value
Opportunity
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 94.5%

                            AEROSPACE/DEFENSE: 3.0%
        85,700              General Dynamics Corp.                               $    7,746,423
                                                                                 --------------
                                                                                      7,746,423
                                                                                 --------------
                            AGRICULTURE: 3.0%
       142,200              Altria Group, Inc.                                        7,738,524
                                                                                 --------------
                                                                                      7,738,524
                                                                                 --------------
                            APPAREL: 1.5%
        56,800              Nike, Inc.                                                3,888,528
                                                                                 --------------
                                                                                      3,888,528
                                                                                 --------------
                            BANKS: 6.0%
        96,100      L       Bank of America Corp.                                     7,729,323
       131,200              Wells Fargo & Co.                                         7,726,368
                                                                                 --------------
                                                                                     15,455,691
                                                                                 --------------
                            BUILDING MATERIALS: 1.5%
       138,500              Masco Corp.                                               3,796,285
                                                                                 --------------
                                                                                      3,796,285
                                                                                 --------------
                            CHEMICALS: 4.0%
       155,300              Dow Chemical Co.                                          6,455,821
       101,700              Praxair, Inc.                                             3,884,940
                                                                                 --------------
                                                                                     10,340,761
                                                                                 --------------
                            COMPUTERS: 2.5%
       279,700              Hewlett-Packard Co.                                       6,424,709
                                                                                 --------------
                                                                                      6,424,709
                                                                                 --------------
                            COSMETICS/PERSONAL CARE: 2.0%
        87,600              Kimberly-Clark Corp.                                      5,176,284
                                                                                 --------------
                                                                                      5,176,284
                                                                                 --------------
                            DIVERSIFIED FINANCIAL SERVICES: 14.3%
       133,000              Citigroup, Inc.                                           6,455,820
       139,000              Fannie Mae                                               10,433,340
        89,500              Freddie Mac                                               5,219,640
       153,900              Merrill Lynch & Co., Inc.                                 9,026,235
       109,900              Morgan Stanley                                            6,359,913
                                                                                 --------------
                                                                                     37,494,948
                                                                                 --------------
                            ELECTRICAL COMPONENTS AND EQUIPMENT: 3.0%
       120,200              Emerson Electric Co.                                      7,782,950
                                                                                 --------------
                                                                                      7,782,950
                                                                                 --------------
                            ELECTRONICS: 3.5%
       309,300      @@      Koninklijke Philips
                              Electronics NV ADR                                      8,997,537
                                                                                 --------------
                                                                                      8,997,537
                                                                                 --------------
                            FOOD: 4.5%
       126,000      @@      Nestle SA ADR                                             7,884,450
        60,400      @@      Unilever NV ADR                                           3,919,960
                                                                                 --------------
                                                                                     11,804,410
                                                                                 --------------
                            FOREST PRODUCTS AND PAPER: 2.0%
       120,500              International Paper Co.                              $    5,194,755
                                                                                 --------------
                                                                                      5,194,755
                                                                                 --------------
                            HEALTHCARE-PRODUCTS: 2.0%
       102,300              Beckman Coulter, Inc.                                     5,199,909
                                                                                 --------------
                                                                                      5,199,909
                                                                                 --------------
                            HEALTHCARE-SERVICES: 3.0%
        72,300              Quest Diagnostics                                         5,285,853
       160,700      @       Tenet Healthcare Corp.                                    2,579,235
                                                                                 --------------
                                                                                      7,865,088
                                                                                 --------------
                            INSURANCE: 6.7%
       117,900              American Intl. Group                                      7,814,412
        85,100              John Hancock Financial
                              Services, Inc.                                          3,191,250
       191,700              Metlife, Inc.                                             6,454,539
                                                                                 --------------
                                                                                     17,460,201
                                                                                 --------------
                            MEDIA: 2.5%
        72,400              Gannett Co., Inc.                                         6,455,184
                                                                                 --------------
                                                                                      6,455,184
                                                                                 --------------
                            MISCELLANEOUS MANUFACTURING: 3.0%
       233,400              Honeywell Intl., Inc.                                     7,802,562
                                                                                 --------------
                                                                                      7,802,562
                                                                                 --------------
                            OIL AND GAS: 14.0%
        63,000              Apache Corp.                                              5,109,300
       184,000      @@      BP PLC ADR                                                9,080,400
       106,200              ChevronTexaco Corp.                                       9,174,618
       190,600              Exxon Mobil Corp.                                         7,814,600
        99,400      @@      Royal Dutch Petroleum
                              Co. ADR                                                 5,207,566
                                                                                 --------------
                                                                                     36,386,484
                                                                                 --------------
                            PHARMACEUTICALS: 3.5%
       137,700              Bristol-Myers Squibb Co.                                  3,938,220
       112,400              Merck & Co., Inc.                                         5,192,880
                                                                                 --------------
                                                                                      9,131,100
                                                                                 --------------
                            RETAIL: 2.0%
       210,300              McDonald's Corp.                                          5,221,749
                                                                                 --------------
                                                                                      5,221,749
                                                                                 --------------
                            SAVINGS AND LOANS: 3.0%
       192,900              Washington Mutual, Inc.                                   7,739,148
                                                                                 --------------
                                                                                      7,739,148
                                                                                 --------------
                            TELECOMMUNICATIONS: 4.0%
       200,200              SBC Communications, Inc.                                  5,219,214
       149,500              Verizon Communications, Inc.                              5,244,460
                                                                                 --------------
                                                                                     10,463,674
                                                                                 --------------
                            Total Common Stock
                              (Cost $239,992,156)                                   245,566,904
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
Value
Opportunity
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.6%

                            REPURCHASE AGREEMENT: 1.6%
$    4,066,000              Goldman Sachs Repurchase
                              Agreement dated 12/31/03,
                              0.990%, due 01/02/04,
                              $4,066,224 to be received upon
                              repurchase (Collateralized by
                              various U.S. Government Agency
                              Obligations, 0.000%-7.875%,
                              Market Value $4,161,585
                              due 04/15/04-02/15/23)                             $    4,066,000
                                                                                 --------------
                            Total Short-term Investments
                              (Cost $4,066,000)                                       4,066,000
                                                                                 --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $244,058,156)*                        96.1%        $  249,632,904
                            OTHER ASSETS AND
                              LIABILITIES-NET                        3.9             10,091,241
                                                                   -----         --------------
                            NET ASSETS                             100.0%        $  259,724,145
                                                                   =====         ==============

@      Non-income producing security
@@     Foreign Issuer
ADR    American Depositary Receipt
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
* Cost for federal income tax purposes is $245,102,599. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                                    $    5,170,465
                Gross Unrealized Depreciation                                          (640,160)
                                                                                 --------------
                Net Unrealized Appreciation                                      $    4,530,305
                                                                                 ==============

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 58.7%

                            ADVERTISING: 0.3%
        43,300              Omnicom Group                                        $    3,781,389
                                                                                 --------------
                                                                                      3,781,389
                                                                                 --------------
                            AEROSPACE/DEFENSE: 0.8%
        53,850      L       Boeing Co.                                                2,269,239
        56,000      L       Rockwell Collins, Inc.                                    1,681,680
        75,800              United Technologies Corp.                                 7,183,566
                                                                                 --------------
                                                                                     11,134,485
                                                                                 --------------
                            AGRICULTURE: 0.7%
       128,550      L       Altria Group, Inc.                                        6,995,691
        78,100              Monsanto Co.                                              2,247,718
         6,675      L       RJ Reynolds Tobacco
                              Holdings, Inc.                                            388,151
                                                                                 --------------
                                                                                      9,631,560
                                                                                 --------------
                            AIRLINES: 0.2%
        38,350     @,L      Alaska Air Group, Inc.                                    1,046,572
        91,525      @       Frontier Airlines, Inc.                                   1,305,146
                                                                                 --------------
                                                                                      2,351,718
                                                                                 --------------
                            APPAREL: 0.6%
        62,175              Liz Claiborne, Inc.                                       2,204,726
        57,000      L       Nike, Inc.                                                3,902,220
        50,525      L       Reebok Intl. Ltd.                                         1,986,643
                                                                                 --------------
                                                                                      8,093,589
                                                                                 --------------
                            AUTO MANUFACTURERS: 0.7%
       314,250      L       Ford Motor Co.                                            5,028,000
        33,950      L       General Motors Corp.                                      1,812,930
        35,050      L       Paccar, Inc.                                              2,983,456
                                                                                 --------------
                                                                                      9,824,386
                                                                                 --------------
                            AUTO PARTS AND EQUIPMENT: 0.2%
       142,500              Delphi Corp.                                              1,454,925
        90,875      @       Dura Automotive Systems, Inc.                             1,160,474
                                                                                 --------------
                                                                                      2,615,399
                                                                                 --------------
                            BANKS: 3.3%
       165,400      L       Bank of America Corp.                                    13,303,121
        72,300              Bank One Corp.                                            3,296,157
       164,150              Fremont General Corp.                                     2,775,777
       109,475              Hibernia Corp.                                            2,573,757
        99,250              SouthTrust Corp.                                          3,248,453
       116,600              US Bancorp                                                3,472,348
       185,850              Wachovia Corp.                                            8,658,751
       106,850              Wells Fargo & Co.                                         6,292,396
        28,900              Zions Bancorporation                                      1,772,437
                                                                                 --------------
                                                                                     45,393,197
                                                                                 --------------
                            BEVERAGES: 0.9%
       155,100              Coca-Cola Co.                                             7,871,325
       106,950              PepsiCo, Inc.                                             4,986,009
                                                                                 --------------
                                                                                     12,857,334
                                                                                 --------------
                            BIOTECHNOLOGY: 0.9%
        17,250     @,L      Alexion Pharmaceuticals, Inc.                               293,595
        78,550      @       Amgen, Inc.                                               4,854,390
       142,775      @       Applera Corp - Celera
                              Genomics Group                                          1,986,000
        49,200     @,L      Geron Corp.                                                 490,524
        99,025      @       Intermune, Inc.                                      $    2,293,419
        27,925     @,L      Invitrogen Corp.                                          1,954,750
                                                                                 --------------
                                                                                     11,872,678
                                                                                 --------------
                            CHEMICALS: 0.5%
        59,900              Dow Chemical Co.                                          2,490,043
        45,300      L       Engelhard Corp.                                           1,356,735
       165,225     @,L      Hercules, Inc.                                            2,015,745
        26,075      L       Sigma-Aldrich Corp.                                       1,490,969
                                                                                 --------------
                                                                                      7,353,492
                                                                                 --------------
                            COMMERCIAL SERVICES: 1.1%
       216,700     @,L      Cendant Corp.                                             4,825,909
        29,775     @,L      Corporate Executive Board Co.                             1,389,599
        55,600              H&R Block, Inc.                                           3,078,572
       100,400      L       Paychex, Inc.                                             3,734,880
        83,575      @       Rent-A-Center, Inc.                                       2,497,221
                                                                                 --------------
                                                                                     15,526,181
                                                                                 --------------
                            COMPUTERS: 2.4%
       108,300     @,L      Apple Computer, Inc.                                      2,314,371
       163,450     @,L      Dell, Inc.                                                5,550,762
       428,700     @,L      EMC Corp.                                                 5,538,804
       188,750              Hewlett-Packard Co.                                       4,335,588
       104,400              International Business
                              Machines Corp.                                          9,675,791
        40,250     @,L      Lexmark Intl., Inc.                                       3,165,260
        95,750     @,L      Network Appliance, Inc.                                   1,965,748
        56,150     @,L      PalmOne, Inc.                                               659,763
                                                                                 --------------
                                                                                     33,206,087
                                                                                 --------------
                            COSMETICS/PERSONAL CARE: 1.0%
       172,200              Gillette Co.                                              6,324,906
        78,350              Procter & Gamble Co.                                      7,825,598
                                                                                 --------------
                                                                                     14,150,504
                                                                                 --------------
                            DIVERSIFIED FINANCIAL SERVICES: 5.4%
        45,600     @,L      Affiliated Managers Group                                 3,173,304
        82,550              American Express Co.                                      3,981,387
        28,100      L       Bear Stearns Cos., Inc.                                   2,246,595
        61,500      L       Capital One Financial Corp.                               3,769,335
       320,100              Citigroup, Inc.                                          15,537,653
        49,200              Countrywide Financial Corp.                               3,731,820
        66,425              Doral Financial Corp.                                     2,144,199
        62,600      L       Fannie Mae                                                4,698,756
       268,400              JP Morgan Chase & Co.                                     9,858,331
        59,150              Lehman Brothers Holdings, Inc.                            4,567,563
       139,600      L       Merrill Lynch & Co., Inc.                                 8,187,540
       151,550              Morgan Stanley                                            8,770,199
        61,600              New Century Financial Corp.                               2,443,672
        83,200      @       Providian Financial Corp.                                   968,448
                                                                                 --------------
                                                                                     74,078,802
                                                                                 --------------
                            ELECTRIC: 1.7%
       183,950      @       AES Corp.                                                 1,736,488
        98,850      L       Centerpoint Energy, Inc.                                    957,857
        51,300              Constellation Energy Group, Inc.                          2,008,908
        19,950      L       Dominion Resources, Inc.                                  1,273,409
       159,425              DPL, Inc.                                                 3,328,793
       109,950              Edison Intl.                                              2,411,204
        14,550              Entergy Corp.                                               831,242
        73,300              Exelon Corp.                                              4,864,187
        53,575      L       Great Plains Energy, Inc.                                 1,704,757

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            ELECTRIC (CONTINUED)
        46,400              Southern Co.                                         $    1,403,600
        99,700      L       TXU Corp.                                                 2,364,884
                                                                                 --------------
                                                                                     22,885,329
                                                                                 --------------
                            ELECTRICAL COMPONENTS AND EQUIPMENT: 0.1%
        25,950              Emerson Electric Co.                                      1,680,263
                                                                                 --------------
                                                                                      1,680,263
                                                                                 --------------
                            ELECTRONICS: 0.5%
        41,525      @       Benchmark Electronics, Inc.                               1,445,485
        48,900     @,L      Fisher Scientific Intl.                                   2,022,993
        87,650      @       Itron, Inc.                                               1,609,254
       146,700     @,L      Sanmina-SCI Corp.                                         1,849,887
                                                                                 --------------
                                                                                      6,927,619
                                                                                 --------------
                            ENGINEERING AND CONSTRUCTION: 0.1%
        33,575              Granite Construction, Inc.                                  788,677
                                                                                 --------------
                                                                                        788,677
                                                                                 --------------
                            ENTERTAINMENT: 0.3%
        83,350      @       Alliance Gaming Corp.                                     2,054,578
        35,125      L       GTECH Holdings Corp.                                      1,738,336
                                                                                 --------------
                                                                                      3,792,914
                                                                                 --------------
                            FOOD: 0.3%
       149,650      L       Conagra Foods, Inc.                                       3,949,264
                                                                                 --------------
                                                                                      3,949,264
                                                                                 --------------
                            FOREST PRODUCTS AND PAPER: 0.5%
        74,900      L       Georgia-Pacific Corp.                                     2,297,183
       131,350      @       Louisiana-Pacific Corp.                                   2,348,538
        53,575              Rayonier, Inc.                                            2,223,898
                                                                                 --------------
                                                                                      6,869,619
                                                                                 --------------
                            GAS: 0.1%
        64,675      L       Oneok, Inc.                                               1,428,024
                                                                                 --------------
                                                                                      1,428,024
                                                                                 --------------
                            HAND/MACHINE TOOLS: 0.0%
        20,200      L       Snap-On, Inc.                                               651,248
                                                                                 --------------
                                                                                        651,248
                                                                                 --------------
                            HEALTHCARE-PRODUCTS: 1.6%
       156,250      @       Boston Scientific Corp.                                   5,743,750
        75,350      L       Guidant Corp.                                             4,536,070
       182,250              Johnson & Johnson                                         9,415,035
         4,775     @,L      Patterson Dental Co.                                        306,364
        34,300      @       Respironics, Inc.                                         1,546,587
                                                                                 --------------
                                                                                     21,547,806
                                                                                 --------------
                            HEALTHCARE-SERVICES: 1.6%
        44,850     @,L      Anthem, Inc.                                              3,363,750
        89,675      @       Humana, Inc.                                              2,049,074
        17,275      @       Mid Atlantic Medical Services                             1,119,420
        47,625              Oxford Health Plans                                       2,071,688
        50,775     @,L      Pacificare Health Systems                                 3,432,390
       104,700      L       UnitedHealth Group, Inc.                                  6,091,445
        39,150      @       WellPoint Health Networks                                 3,797,159
                                                                                 --------------
                                                                                     21,924,926
                                                                                 --------------
                            HOME BUILDERS: 0.1%
         3,925     @,L      NVR, Inc.                                                 1,829,050
                                                                                 --------------
                                                                                      1,829,050
                                                                                 --------------
                            HOME FURNISHINGS: 0.3%
        28,600      L       Harman Intl. Industries, Inc.                        $    2,115,828
        21,650              Whirlpool Corp.                                           1,572,873
                                                                                 --------------
                                                                                      3,688,701
                                                                                 --------------
                            HOUSEHOLD PRODUCTS/WARES: 0.2%
        40,350              Fortune Brands, Inc.                                      2,884,622
                                                                                 --------------
                                                                                      2,884,622
                                                                                 --------------
                            INSURANCE: 2.4%
        81,850      @@      ACE Ltd.                                                  3,390,227
       160,500      L       American Intl. Group                                     10,637,939
        46,150              Cigna Corp.                                               2,653,625
       106,950              Fidelity National Financial, Inc.                         4,147,521
        92,850              First American Corp.                                      2,764,145
        42,475              Landamerica Financial
                              Group, Inc.                                             2,219,744
        55,900              Lincoln National Corp.                                    2,256,683
       115,600              Prudential Financial, Inc.                                4,828,612
                                                                                 --------------
                                                                                     32,898,496
                                                                                 --------------
                            INTERNET: 0.8%
       114,850     @,L      Autobytel, Inc.                                           1,042,838
       225,025     @,L      Earthlink, Inc.                                           2,250,250
        35,700     @,L      eBay, Inc.                                                2,305,863
        71,250     @,L      Gric Communications, Inc.                                   384,750
       113,950      @       RSA Security, Inc.                                        1,618,090
        85,800     @,L      Symantec Corp.                                            2,972,970
       202,400      @       Verso Technologies Inc                                      647,680
                                                                                 --------------
                                                                                     11,222,441
                                                                                 --------------
                            MACHINERY-CONSTRUCTION AND MINING: 0.1%
        21,550              Caterpillar, Inc.                                         1,789,081
                                                                                 --------------
                                                                                      1,789,081
                                                                                 --------------
                            MACHINERY-DIVERSIFIED: 0.8%
        23,450              Briggs & Stratton                                         1,580,530
        35,725      L       Cummins, Inc.                                             1,748,382
        64,500              Deere & Co.                                               4,195,724
        55,800      L       Rockwell Automation, Inc.                                 1,986,480
        17,850              Tecumseh Products Co.                                       864,476
                                                                                 --------------
                                                                                     10,375,592
                                                                                 --------------
                            MEDIA: 1.4%
       127,050     @,L      Comcast Corp.                                             4,176,134
        51,650      L       McGraw-Hill Cos., Inc.                                    3,611,368
       255,200     @,L      Time Warner, Inc.                                         4,591,048
        99,300              Viacom, Inc.                                              4,406,934
       126,900      L       Walt Disney Co.                                           2,960,577
                                                                                 --------------
                                                                                     19,746,061
                                                                                 --------------
                            METAL FABRICATE/HARDWARE: 0.2%
        51,075              Quanex Corp.                                              2,354,558
                                                                                 --------------
                                                                                      2,354,558
                                                                                 --------------
                            MINING: 0.3%
        59,750              Alcoa, Inc.                                               2,270,500
        27,700      L       Newmont Mining Corp.                                      1,346,497
                                                                                 --------------
                                                                                      3,616,997
                                                                                 --------------
                            MISCELLANEOUS MANUFACTURING: 2.7%
       108,500     @,L      3M Co.                                                    9,225,755
        64,000      @       Ceradyne Inc                                              2,179,840
        42,550      L       Danaher Corp.                                             3,903,963

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            MISCELLANEOUS MANUFACTURING (CONTINUED)
       620,800              General Electric Co.                                 $   19,232,383
       120,950      @@      Tyco Intl. Ltd.                                           3,205,175
                                                                                 --------------
                                                                                     37,747,116
                                                                                 --------------
                            OIL AND GAS: 3.7%
       129,750              ChevronTexaco Corp.                                      11,209,102
       107,050      L       ConocoPhillips                                            7,019,269
        65,250              Devon Energy Corp.                                        3,736,215
       396,400              Exxon Mobil Corp.                                        16,252,399
        57,675      @       Houston Exploration Co.                                   2,106,291
        57,150      @       Newfield Exploration Co.                                  2,545,461
        95,950              Occidental Petroleum Corp.                                4,052,928
        55,950              Pogo Producing Co.                                        2,702,385
        21,750      L       Sunoco, Inc.                                              1,112,513
                                                                                 --------------
                                                                                     50,736,563
                                                                                 --------------
                            PACKAGING AND CONTAINERS: 0.2%
        87,050     @,L      Owens-Illinois, Inc.                                      1,035,025
        27,250     @,L      Sealed Air Corp.                                          1,475,315
                                                                                 --------------
                                                                                      2,510,340
                                                                                 --------------
                            PHARMACEUTICALS: 2.5%
        95,900              Abbott Laboratories                                       4,468,940
        69,250              Eli Lilly & Co.                                           4,870,353
       139,450              Merck & Co., Inc.                                         6,442,590
        83,950     @,L      NPS Pharmaceuticals, Inc.                                 2,580,623
       468,500              Pfizer, Inc.                                             16,552,105
                                                                                 --------------
                                                                                     34,914,611
                                                                                 --------------
                            PIPELINES: 0.2%
        42,275              National Fuel Gas Co.                                     1,033,201
       154,900              Williams Cos., Inc.                                       1,521,118
                                                                                 --------------
                                                                                      2,554,319
                                                                                 --------------
                            REAL ESTATE: 0.7%
        34,775              Avalonbay Communities, Inc.                               1,662,245
        56,675              Chelsea Property Group, Inc.                              3,106,357
        41,075              Kimco Realty Corp.                                        1,838,106
        59,475      L       LNR Property Corp.                                        2,944,607
                                                                                 --------------
                                                                                      9,551,315
                                                                                 --------------
                            RETAIL: 4.9%
        75,900      @       Bed Bath & Beyond, Inc.                                   3,290,265
        72,000              Best Buy Co., Inc.                                        3,761,280
       113,700     @,L      Costco Wholesale Corp.                                    4,227,366
        49,750              Federated Department Stores                               2,344,718
       191,300      L       Gap, Inc.                                                 4,440,073
       261,500              Home Depot, Inc.                                          9,280,635
         8,900     @,L      Krispy Kreme Doughnuts, Inc.                                325,740
        48,400              Lowe's Cos., Inc.                                         2,680,876
       208,200              McDonald's Corp.                                          5,169,606
        46,000      L       RadioShack Corp.                                          1,411,280
       133,400      @       Staples, Inc.                                             3,641,820
       103,200     @,L      Starbucks Corp.                                           3,411,792
        41,850      L       United Auto Group, Inc.                                   1,309,905
       265,000              Wal-Mart Stores, Inc.                                    14,058,249
       172,300      L       Walgreen Co.                                              6,268,274
        32,800              Wendy's Intl., Inc.                                       1,287,072
                                                                                 --------------
                                                                                     66,908,951
                                                                                 --------------
                            SAVINGS AND LOANS: 0.5%
       125,200              Bankatlantic BanCorp., Inc.                          $    2,378,800
        40,475      @       Firstfed Financial Corp.                                  1,760,663
       126,800              Flagstar Bancorp, Inc.                                    2,716,056
                                                                                 --------------
                                                                                      6,855,519
                                                                                 --------------
                            SEMICONDUCTORS: 3.4%
        27,275     @,L      Advanced Micro Devices, Inc.                                406,398
       110,650      @       Altera Corp.                                              2,511,755
       280,100     @,L      Applied Materials, Inc.                                   6,288,245
       535,800      @       Applied Micro Circuits Corp.                              3,204,084
       314,000      @       Cirrus Logic, Inc.                                        2,408,380
       625,250      L       Intel Corp.                                              20,133,049
       283,825     @,L      LSI Logic Corp.                                           2,517,528
        80,550      L       Maxim Integrated Products                                 4,011,390
       126,525      @       Mindspeed Technologies, Inc.                                866,696
       195,200     @,L      Silicon Image, Inc.                                       1,411,296
       111,600              Texas Instruments, Inc.                                   3,278,808
                                                                                 --------------
                                                                                     47,037,629
                                                                                 --------------
                            SOFTWARE: 3.2%
        67,700              Adobe Systems, Inc.                                       2,660,610
        40,550              Autodesk, Inc.                                              996,719
        25,600      @       Avid Technology, Inc.                                     1,228,800
       133,600     @,L      BMC Software, Inc.                                        2,491,640
        45,750     @,L      Citrix Systems, Inc.                                        970,358
       148,050      L       Computer Associates Intl., Inc.                           4,047,687
        20,300     @,L      D&B Corp.                                                 1,029,413
        75,800      L       IMS Health, Inc.                                          1,884,388
       652,600      L       Microsoft Corp.                                          17,972,603
       333,000      @       Oracle Corp.                                              4,395,599
       166,125     @,L      Scansoft, Inc.                                              883,785
       146,850      @       Siebel Systems, Inc.                                      2,036,810
       107,300     @,L      Veritas Software Corp.                                    3,987,268
                                                                                 --------------
                                                                                     44,585,680
                                                                                 --------------
                            TELECOMMUNICATIONS: 3.5%
       118,350      @       Avaya, Inc.                                               1,531,449
       274,250              Bellsouth Corp.                                           7,761,274
       684,300      @       Cisco Systems, Inc.                                      16,621,646
        56,050     @,L      Comverse Technology, Inc.                                   985,920
       137,200              Motorola, Inc.                                            1,930,404
       208,850     @,L      Nextel Communications, Inc.                               5,860,331
        43,450     @,L      PTEK Holdings, Inc.                                         382,795
        33,000      L       Qualcomm, Inc.                                            1,779,690
        65,125     @,L      Safenet, Inc.                                             2,003,896
        45,750              Scientific-Atlanta, Inc.                                  1,248,975
        96,550     @,L      Tellabs, Inc.                                               813,917
       171,050              Verizon Communications, Inc.                              6,000,434
       331,900      @       Zhone Technologies, Inc.                                  1,639,586
                                                                                 --------------
                                                                                     48,560,317
                                                                                 --------------
                            TOYS/GAMES/HOBBIES: 0.3%
        60,050              Hasbro, Inc.                                              1,277,864
       127,450              Mattel, Inc.                                              2,455,962
                                                                                 --------------
                                                                                      3,733,826
                                                                                 --------------
                            TRANSPORTATION: 0.5%
       114,850      @       OMI Corp.                                                 1,025,611
        71,350      L       United Parcel Service, Inc.                               5,319,142
                                                                                 --------------
                                                                                      6,344,753
                                                                                 --------------
                            Total Common Stock
                              (Cost $701,591,749)                                   806,763,028
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
PREFERRED STOCK: 0.5%

                            AUTO PARTS AND EQUIPMENT: 0.2%
        87,080              Delphi Trust I                                       $    2,293,687
                                                                                 --------------
                                                                                      2,293,687
                                                                                 --------------
                            BANKS: 0.2%
           272     #,XX     DG Funding Trust                                          2,951,200
                                                                                 --------------
                                                                                      2,951,200
                                                                                 --------------
                            MEDIA: 0.0%
           100      @       Cablevision Systems Corp.                                    10,525
           400      @       Primedia, Inc.                                               39,300
                                                                                 --------------
                                                                                         49,825
                                                                                 --------------
                            OIL AND GAS: 0.1%
        73,080      @@      Nexen, Inc.                                               1,911,042
                                                                                 --------------
                                                                                      1,911,042
                                                                                 --------------
                            Total Preferred Stock
                              (Cost $7,009,959)                                       7,205,754
                                                                                 --------------

WARRANTS: 0.0%
                            BANKS: 0.0%
           250      XX      Central Bank of Nigeria                                          --
                                                                                 --------------
                            DISTRIBUTION/WHOLESALE: 0.0%
         2,978      @       Timco Aviation Services,
                              Expires 02/27/06                                               --
                                                                                 --------------
                            Total Warrants
                              (Cost $210)                                                    --
                                                                                 --------------

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
CORPORATE BONDS: 11.4%

                            AGRICULTURE: 0.0%
$       55,000      #       Dimon, Inc., 7.750%,
                              due 06/01/13                                               56,925
                                                                                 --------------
                                                                                         56,925
                                                                                 --------------
                            AIRLINES: 0.8%
     1,114,000      L       American Airlines Inc,
                              6.817%, due 05/23/11                                    1,003,823
     3,598,000     S,L      American Airlines, Inc.,
                              7.024%, due 10/15/09                                    3,593,337
     1,930,000      S       American Airlines, Inc.,
                              7.324%, due 10/15/09                                    1,670,255
     1,078,000              Continental Airlines Inc,
                              7.875%, due 07/02/18                                    1,085,002
       736,030      L       Continental Airlines, Inc.,
                              6.545%, due 08/02/20                                      727,900
       609,260      L       Continental Airlines, Inc.,
                              6.900%, due 07/02/19                                      601,760
       435,000      S       Delta Air Lines, Inc., 7.299%,
                              due 09/18/06                                              392,832
       507,000      S       Delta Air Lines, Inc., 7.779%,
                              due 11/18/05                                              466,717
     1,294,093              US Airways Pass Through Trust,
                              6.850%, due 01/30/18                                    1,239,005
                                                                                 --------------
                                                                                     10,780,631
                                                                                 --------------
                            AUTO MANUFACTURERS: 0.3%
     1,749,000              Ford Motor Co., 6.375%,
                              due 02/01/29                                            1,564,904
$      386,000      L       Ford Motor Co., 6.625%,
                              due 10/01/28                                       $      356,103
     2,285,000      L       General Motors Corp.,
                              8.375%, due 07/15/33                                    2,660,432
                                                                                 --------------
                                                                                      4,581,439
                                                                                 --------------
                            AUTO PARTS AND EQUIPMENT: 0.0%
        15,000              HLI Operating Co Inc,
                              10.500%, due 06/15/10                                      17,344
        25,000              TRW Automotive Inc,
                              11.000%, due 02/15/13                                      29,562
                                                                                 --------------
                                                                                         46,906
                                                                                 --------------
                            BANKS: 1.9%
     1,309,000     #,@@     Banco Bradesco SA, 8.750%,
                              due 10/24/13                                            1,374,450
       883,000      S       Bank of America Corp.,
                              6.375%, due 02/15/08                                      979,221
       163,000      #       BankAmerica Institutional,
                              Class B, 7.700%, due 12/31/26                             182,970
       485,000              BankBoston Capital Trust III,
                              1.920%, due 06/15/27                                      464,486
       128,000              BankBoston Corp., 1.780%,
                              due 06/08/28                                              119,937
       112,000              Barnett Capital I, 8.060%,
                              due 12/01/26                                              128,226
       200,000              Barnett Capital II, 7.950%,
                              due 12/01/26                                              227,711
       310,000              BNY Capital I, 7.970%,
                              due 12/31/26                                              349,042
       380,000              Chase Capital VI, 1.788%,
                              due 08/01/28                                              359,173
       746,000      #       Corestates Capital Trust II,
                              1.800%, due 01/15/27                                      706,557
     3,511,000     #,L      Dresdner Funding Trust I,
                              8.151%, due 06/30/31                                    4,019,595
       112,000              FBS Capital I, 8.090%,
                              due 11/15/26                                              128,595
       587,000              First Union Institutional
                              Capital II, 7.850%,
                              due 01/01/27                                              665,443
       335,000              Fleet Capital Trust II, 7.920%,
                              due 12/11/26                                              378,158
     1,425,000     #,@@     HBOS PLC, 5.375%,
                              due 11/29/49                                            1,427,890
       320,000     @@,C     Hongkong & Shanghai
                              Banking Corp. Ltd., 1.313%,
                              due 07/29/49                                              261,498
       410,000     @@,C     HSBC Bank PLC, 1.350%,
                              due 06/29/49                                              330,212
     1,508,000     @@,S     HSBC Holdings PLC, 7.500%,
                              due 07/15/09                                            1,765,257
       894,000              M & T Bank Corp., 3.850%,
                              due 04/01/13                                              888,952
     1,770,000              Mellon Capital I, 7.720%,
                              due 12/01/26                                            1,990,514
       640,000     @@,C     National Westminster Bank PLC,
                              1.313%, due 11/29/49                                      531,999
       243,000              Nationsbank Cap Trust III,
                              1.700%, due 01/15/27                                      229,148
       925,000              NB Capital Trust IV, 8.250%,
                              due 04/15/27                                            1,074,228
     1,167,000      #       Rabobank Capital Funding II,
                              5.260%, due 12/29/49                                    1,171,316

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            BANKS (CONTINUED)
$      715,000      L       RBS Capital Trust I, 4.709%,
                              due 12/29/49                                       $      685,195
       390,000     @@,C     Societe Generale, 1.309%,
                              due 11/29/49                                              316,477
       250,000     @@,C     Standard Chartered PLC,
                              1.250%, due 07/29/49                                      182,586
       740,000     @@,C     Standard Chartered PLC,
                              1.275%, due 01/29/49                                      561,667
     1,690,000     @@,C     Standard Chartered PLC,
                              1.400%, due 12/29/49                                    1,269,597
     2,060,000     @@,C     Standard Chartered PLC,
                              1.500%, due 11/29/49                                    1,544,129
       346,000              Wachovia Capital Trust II,
                              1.650%, due 01/15/27                                      327,410
       920,000      S       Wells Fargo & Co., 3.120%,
                              due 08/15/08                                              909,817
       180,000      #       Wells Fargo Capital A,
                              7.730%, due 12/01/26                                      201,491
                                                                                 --------------
                                                                                     25,752,947
                                                                                 --------------
                            BEVERAGES: 0.3%
     1,662,000    #,@@,L    Cia Brasileira de Bebidas,
                              8.750%, due 09/15/13                                    1,770,030
       381,000     S,L      Constellation Brands, Inc.,
                              8.000%, due 02/15/08                                      424,815
     1,525,000     #, S     Miller Brewing Co., 4.250%,
                              due 08/15/08                                            1,546,939
                                                                                 --------------
                                                                                      3,741,784
                                                                                 --------------
                            CHEMICALS: 0.0%
       330,000     S,L      Dow Chemical Co., 5.750%,
                              due 11/15/09                                              353,755
                                                                                 --------------
                                                                                        353,755
                                                                                 --------------
                            COMMERCIAL SERVICES: 0.1%
       269,000     @@,L     Quebecor Media, Inc.,
                              11.125%, due 07/15/11                                     312,713
       971,000      S       United Rentals
                              North America, Inc.,
                              10.750%, due 04/15/08                                   1,097,230
                                                                                 --------------
                                                                                      1,409,943
                                                                                 --------------
                            DISTRIBUTION/WHOLESALE: 0.0%
         2,871     @,S      Timco Aviation Services,
                              0.000%, due 01/02/07                                          158
                                                                                 --------------
                                                                                            158
                                                                                 --------------
                            DIVERSIFIED FINANCIAL SERVICES: 1.2%
     1,285,000              Boeing Capital Corp., 7.375%,
                              due 09/27/10                                            1,479,050
     1,886,000     #,@@     Brazilian Merchant Voucher
                              Receivables Ltd., 5.911%,
                              due 06/15/11                                            1,848,280
       930,000              CitiCorp Capital I, 7.933%,
                              due 02/15/27                                            1,075,596
       212,000              Citigroup Capital II, 7.750%,
                              due 12/01/36                                              239,789
       195,000      #       Corestates Capital Trust I,
                              8.000%, due 12/15/26                                      221,928
     1,443,000     S,L      Countrywide Home Loans, Inc.,
                              4.250%, due 12/19/07                                    1,489,569
        25,000              Eircom Funding, 8.250%,
                              due 08/15/13                                               27,813
$      228,000      #       Farmers Exchange Capital,
                              7.050%, due 07/15/28                               $      214,000
     1,095,000      #       Farmers Exchange Capital,
                              7.200%, due 07/15/48                                      984,444
       746,000              Ford Motor Credit Co,
                              7.375%, due 02/01/11                                      814,223
       135,000     S,L      Ford Motor Credit Co.,
                              5.625%, due 10/01/08                                      138,733
         7,212      #       Hollinger Participation Trust,
                              12.125%, due 11/15/10                                       8,600
     2,228,000     XX,#     Mangrove Bay Pass-Through
                              Trust, 6.102%, due 07/15/33                             2,196,228
       535,000      S       Nexstar Finance, Inc.,
                              12.000%, due 04/01/08                                     605,888
     1,070,000      #       OneAmerica Financial
                              Partners, Inc., 7.000%,
                              due 10/15/33                                            1,062,521
     1,005,000     #,@@     PF Export Receivables Master
                              Trust, 3.748%, due 06/01/13                               980,202
     1,015,527     #,@@     PF Export Receivables Master
                              Trust, 6.436%, due 06/01/15                             1,035,924
       307,000      #       Power Receivable Finance LLC,
                              6.290%, due 01/01/12                                      320,714
       782,000      #       Takefuji Corp, 9.200%,
                              due 04/15/11                                              867,681
       218,000              Technical Olympic USA, Inc.,
                              9.000%, due 07/01/10                                      235,440
       108,000              Technical Olympic USA, Inc.,
                              10.375%, due 07/01/12                                     121,500
        15,000      #       Universal City Development
                              Partners, 11.750%,
                              due 04/01/10                                               17,625
       510,000      #       Wachovia Capital Trust V,
                              7.965%, due 06/01/27                                      588,848
                                                                                 --------------
                                                                                     16,574,596
                                                                                 --------------
                            ELECTRIC: 1.1%
       600,000     #,S      Consumers Energy Co.,
                              4.250%, due 04/15/08                                      606,580
       963,000     #,S      Consumers Energy Co.,
                              4.800%, due 02/17/09                                      985,461
       424,000    @@,S,L     Empresa Nacional de
                              Electricidad SA/Chile,
                              7.750%, due 07/15/08                                      463,344
     3,242,000      @@      Empresa Nacional de
                              Electricidad SA/Chile,
                              8.350%, due 08/01/13                                    3,651,841
       251,000              Enserch Capital I, 2.510%,
                              due 07/01/28                                              218,923
         8,000              Enterprise Capital Trust II,
                              2.360%, due 06/30/28                                        7,077
     1,902,000              Firstenergy Corp., 7.375%,
                              due 11/15/31                                            1,952,681
     1,394,000      #       Indianapolis Power & Light,
                              6.300%, due 07/01/13                                    1,440,698
       623,000      S       Nisource Finance Corp.,
                              7.625%, due 11/15/05                                      680,924
     1,411,000     #,S      Ohio Edison Co., 4.000%,
                              due 05/01/08                                            1,381,256
     1,974,000              Ohio Power Co., 6.375%,
                              due 07/15/33                                            1,980,394
       800,000     #,S      PG&E Corp., 6.875%,
                              due 07/15/08                                              870,000

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            ELECTRIC (CONTINUED)
$      307,000     #, S     Power Contract Financing
                              LLC, 5.200%, due 02/01/06                          $      311,766
       306,000     #,L      Power Contract Financing
                              LLC, 6.256%, due 02/01/10                                 323,116
                                                                                 --------------
                                                                                     14,874,061
                                                                                 --------------
                            ELECTRONICS: 0.0%
        55,000              Stoneridge, Inc., 11.500%,
                              due 05/01/12                                               65,175
                                                                                 --------------
                                                                                         65,175
                                                                                 --------------
                            ENTERTAINMENT: 0.1%
       438,000      L       Cinemark USA, Inc., 9.000%,
                              due 02/01/13                                              494,940
       430,000     S,L      Six Flags, Inc., 9.750%,
                              due 06/15/07                                              450,963
                                                                                 --------------
                                                                                        945,903
                                                                                 --------------
                            ENVIRONMENTAL CONTROL: 0.1%
     1,186,000      S       Allied Waste North America,
                              7.625%, due 01/01/06                                    1,254,195
                                                                                 --------------
                                                                                      1,254,195
                                                                                 --------------
                            FOOD: 0.5%
       480,000              Kroger Co., 5.500%,
                              due 02/01/13                                              489,071
       665,000      S       Kroger Co., 7.250%,
                              due 06/01/09                                              758,436
     1,189,000      S       Safeway, Inc., 4.800%,
                              due 07/16/07                                            1,235,099
     1,747,000     S,L      Supervalu, Inc., 7.875%,
                              due 08/01/09                                            2,040,121
     1,638,000      S       Tyson Foods, Inc., 7.250%,
                              due 10/01/06                                            1,796,096
                                                                                 --------------
                                                                                      6,318,823
                                                                                 --------------
                            FOREST PRODUCTS AND PAPER: 0.3%
       983,000     @@,S     Abitibi-Consolidated, Inc.,
                              6.950%, due 12/15/06                                    1,030,005
       553,000     @@,S,L   Abitibi-Consolidated, Inc.,
                              6.950%, due 04/01/08                                      580,001
       863,000              Georgia-Pacific Corp.,
                              8.875%, due 02/01/10                                      988,135
     1,151,000              Weyerhaeuser Co., 7.375%,
                              due 03/15/32                                            1,255,375
                                                                                 --------------
                                                                                      3,853,516
                                                                                 --------------
                            HOME BUILDERS: 0.0%
        25,000              Meritage Corp., 9.750%,
                              due 06/01/11                                               28,063
                                                                                 --------------
                                                                                         28,063
                                                                                 --------------
                            INSURANCE: 0.3%
     1,459,000      #       Farmers Insurance Exchange,
                              8.625%, due 05/01/24                                    1,529,121
       975,000     #, S     Monumental Global Funding II,
                              3.850%, due 03/03/08                                      984,655
     1,603,000     #,L      Zurich Capital Trust I, 8.376%,
                              due 06/01/37                                            1,846,350
                                                                                 --------------
                                                                                      4,360,126
                                                                                 --------------
                            LEISURE TIME: 0.1%
$      698,000    @@,S,L    Royal Caribbean Cruises Ltd.,
                            7.000%, due 10/15/07                                 $      743,370
                                                                                 --------------
                                                                                        743,370
                                                                                 --------------
                            LODGING: 0.3%
       756,000      S       Mandalay Resort Group,
                              10.250%, due 08/01/07                                     873,180
     1,128,000      S       MGM Mirage, 6.000%,
                              due 10/01/09                                            1,164,660
     1,128,000      S       Park Place Entertainment Corp.,
                              9.375%, due 02/15/07                                    1,280,280
       630,000      S       Starwood Hotels & Resorts
                              Worldwide, Inc., 7.375%,
                              due 05/01/07                                              683,550
                                                                                 --------------
                                                                                      4,001,670
                                                                                 --------------
                            MEDIA: 0.4%
       500,000      L       AOL Time Warner, Inc., 6.875%,
                              due 05/01/12                                              563,740
       698,000      #       CCO Holdings LLC/CCO Holdings
                              Capital Corp., 8.750%,
                              due 11/15/13                                              713,705
       473,000      L       CSC Holdings, Inc., 10.500%,
                              due 05/15/16                                              543,950
       809,000     #,L      Dex Media, Inc., 8.000%,
                              due 11/15/13                                              853,494
       426,000              DirecTV Holdings LLC, 8.375%,
                              due 03/15/13                                              496,290
       420,000    #, S,L    Echostar DBS Corp., 4.410%,
                              due 10/01/08                                              439,425
       578,000   #,@@,S,L   Echostar DBS Corp., 5.750%,
                              due 10/01/08                                              587,393
        20,000     S,L      Paxson Communications Corp.,
                              10.750%, due 07/15/08                                      21,925
        50,000              Salem Communications Holding
                              Corp., 9.000%, due 07/01/11                                54,625
       432,000      S       Spanish Broadcasting System,
                              9.625%, due 11/01/09                                      463,320
       692,000              Time Warner, Inc., 6.950%,
                              due 01/15/28                                              741,735
       368,000      S       Young Broadcasting, Inc.,
                              8.500%, due 12/15/08                                      397,440
                                                                                 --------------
                                                                                      5,877,042
                                                                                 --------------
                            MISCELLANEOUS MANUFACTURING: 0.1%
     1,665,000      L       General Electric Co., 5.000%,
                              due 02/01/13                                            1,686,923
                                                                                 --------------
                                                                                      1,686,923
                                                                                 --------------
                            MULTI-NATIONAL: 0.2%
     1,480,000      @@      Corp Andina de Fomento CAF,
                              5.200%, due 05/21/13                                    1,476,324
     1,428,000      @@      Corp Andina de Fomento CAF,
                              6.875%, due 03/15/12                                    1,587,472
                                                                                 --------------
                                                                                      3,063,796
                                                                                 --------------
                            OIL AND GAS: 0.7%
       675,000              Chesapeake Energy Corp.,
                              9.000%, due 08/15/12                                      779,625
        20,000              Energy Partners Ltd., 8.750%,
                              due 08/01/10                                               20,900

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            OIL AND GAS (CONTINUED)
$    1,410,000              Enterprise Products Partners LP,
                              6.875%, due 03/01/33                               $    1,413,363
     3,579,000      @@      Husky Oil Co., 8.900%,
                              due 08/15/28                                            4,151,639
     1,879,000              Pemex Project Funding Master
                              Trust, 7.375%, due 12/15/14                             2,015,228
       715,000              Valero Energy Corp., 7.500%,
                              due 04/15/32                                              799,333
       755,000              Valero Energy Corp., 8.750%,
                              due 06/15/30                                              944,954
                                                                                 --------------
                                                                                     10,125,042
                                                                                 --------------
                            PACKAGING AND CONTAINERS: 0.4%
       540,000      @@      Crown European Holdings SA,
                              10.875%, due 03/01/13                                     637,875
     1,302,000      S       Owens-Brockway, 8.875%,
                              due 02/15/09                                            1,433,828
     1,385,000     #,L      Sealed Air Corp., 5.625%,
                              due 07/15/13                                            1,419,860
     1,560,000     #, S     Sealed Air Corp., 6.950%,
                              due 05/15/09                                            1,755,212
                                                                                 --------------
                                                                                      5,246,775
                                                                                 --------------
                            PIPELINES: 0.4%
     1,734,000      S       CenterPoint Energy Resources
                              Corp., 8.125%, due 07/15/05                             1,852,644
     3,246,000     #,L      Plains All American Pipeline
                              LP/PAA Finance Corp,
                              5.625%, due 12/15/13                                    3,290,632
        70,000      L       Southern Natural Gas Co.,
                              7.350%, due 02/15/31                                       69,475
                                                                                 --------------
                                                                                      5,212,751
                                                                                 --------------
                            REAL ESTATE: 0.4%
     1,318,000      S       EOP Operating LP, 7.750%,
                              due 11/15/07                                            1,512,188
     1,585,000      S       Liberty Property LP, 7.750%,
                              due 04/15/09                                            1,853,571
       360,000              Liberty Property Trust,
                              6.375%, due 08/15/12                                      388,094
       860,000              Simon Property Group LP,
                              4.875%, due 03/18/10                                      877,753
     1,752,000      S       Simon Property Group LP,
                              6.375%, due 11/15/07                                    1,933,782
                                                                                 --------------
                                                                                      6,565,388
                                                                                 --------------
                            RETAIL: 0.0%
        40,000      L       Dollar General Corp., 8.625%,
                              due 06/15/10                                               45,150
                                                                                 --------------
                                                                                         45,150
                                                                                 --------------
                            SAVINGS AND LOANS: 0.1%
     1,495,000      S       Washington Mutual, Inc.,
                              4.375%, due 01/15/08                                    1,538,324
                                                                                 --------------
                                                                                      1,538,324
                                                                                 --------------
                            SEMICONDUCTORS: 0.0%
        20,000      L       Amkor Technology Inc,
                              7.750%, due 05/15/13                                       21,550
                                                                                 --------------
                                                                                         21,550
                                                                                 --------------
                            TELECOMMUNICATIONS: 1.3%
$      146,000     #,L      ACC Escrow Corp., 10.000%,
                              due 08/01/11                                       $      163,520
       506,000     S,L      American Tower Corp.,
                              9.375%, due 02/01/09                                      541,420
       218,000     #,L      American Towers, Inc.,
                              7.250%, due 12/01/11                                      222,905
     3,400,000      L       AT&T Corp., 8.050%,
                              due 11/15/11                                            3,920,328
     1,346,000      L       AT&T Wireless Services, Inc.,
                              8.125%, due 05/01/12                                    1,585,789
       431,000   @,S,L,**   MCI Communications Corp.,
                              0.000%, due 08/15/06                                      349,110
       430,000              Nextel Communications, Inc.,
                              7.375%, due 08/01/15                                      464,400
       421,000      S       Nextel Communications, Inc.,
                              9.375%, due 11/15/09                                      460,995
       432,000      #       Qwest Corp., 9.125%,
                              due 03/15/12                                              497,880
       524,000      #       Qwest Services Corp.,
                              13.500%, due 12/15/10                                     639,280
         5,000      L       Qwest Services Corp.,
                              14.000%, due 12/15/14                                       6,388
     1,400,000     S,L      Sprint Capital Corp., 6.000%,
                              due 01/15/07                                            1,496,508
     1,704,000              Sprint Capital Corp., 6.875%,
                              due 11/15/28                                            1,668,662
     1,572,000              TCI Communications Finance,
                              9.650%, due 03/31/27                                    1,902,120
     2,481,000              Verizon Florida, Inc., 6.125%,
                              due 01/15/13                                            2,660,664
       950,000      L       Verizon Virginia, Inc., 4.625%,
                              due 03/15/13                                              917,622
                                                                                 --------------
                                                                                     17,497,591
                                                                                 --------------
                            Total Corporate Bonds
                              (Cost $152,523,322)                                   156,624,318
                                                                                 --------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 10.0%

                            AUTOMOBILE: 0.1%
       300,000              Capital Auto Receivables Asset
                              Trust, 2.750%, due 04/16/07                               303,629
     1,590,000              Nissan Auto Receivables Owner
                              Trust, 2.610%, due 07/15/08                             1,592,683
                                                                                 --------------
                                                                                      1,896,312
                                                                                 --------------
                            COMMERCIAL: 2.2%
     2,060,000      L       Chase Manhattan Bank-First
                              Union National Bank,
                              7.439%, due 08/15/31                                    2,398,159
     1,500,000              CS First Boston Mortgage
                              Securities Corp., 3.382%,
                              due 05/15/38                                            1,433,601
     1,338,155              CS First Boston Mortgage
                              Securities Corp., 3.727%,
                              due 03/15/35                                            1,325,864
     3,600,000              First Union National
                              Bank-Bank of America
                              Commercial Mortgage
                              Trust, 6.136%, due 03/15/33                             3,948,688
       500,000              GE Capital Commercial
                              Mortgage Corp., 6.531%,
                              due 05/15/33                                              561,054

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                                VALUE
-----------------------------------------------------------------------------------------------
                            COMMERCIAL (CONTINUED)
$      900,000      L       JP Morgan Chase Commercial
                              Mortgage Securities Corp.,
                              5.161%, due 10/12/37                               $      926,717
       200,000      L       JP Morgan Chase Commercial
                              Mortgage Securities Corp.,
                              6.162%, due 05/12/34                                      219,861
     3,120,000              JP Morgan Chase Commercial
                              Mortgage Securities Corp.,
                              6.244%, due 04/15/35                                    3,431,832
     2,340,000              LB-UBS Commercial Mortgage
                              Trust, 4.659%, due 12/15/26                             2,377,261
     3,800,000              LB-UBS Commercial Mortgage
                              Trust, 6.133%, due 12/15/30                             4,182,696
     1,850,000              LB-UBS Commercial Mortgage
                              Trust, 6.226%, due 03/15/26                             2,044,357
     3,000,000              LB-UBS Commercial Mortgage
                              Trust, 7.370%, due 08/15/26                             3,493,175
     3,120,000              Mortgage Capital Funding, Inc.,
                              6.663%, due 03/18/30                                    3,475,465
       203,473              Prudential Commercial
                              Mortgage Trust, 3.669%,
                              due 02/11/36                                              201,296
                                                                                 --------------
                                                                                     30,020,026
                                                                                 --------------
                            CREDIT CARD: 0.2%
       775,000              Citibank Credit Card Issuance
                              Trust, 5.650%, due 06/16/08                               832,820
     1,270,000              Fleet Credit Card Master
                              Trust II, 2.400%,
                              due  07/15/08                                           1,273,308
                                                                                 --------------
                                                                                      2,106,128
                                                                                 --------------
                            HOME EQUITY: 1.4%
     3,969,897      XX      Bayview Financial Acquisition
                              Trust, 1.641%, due 12/28/34                             3,969,897
       240,000              Equity One Abs, Inc., 2.976%,
                              due 09/25/33                                              241,358
     2,807,579              Merrill Lynch Mortgage
                              Investors, Inc.,1.501%,
                              due 07/25/34                                            2,809,332
     1,024,696              Residential Asset Mortgage
                              Products, Inc., 1.429%,
                              due 06/25/33                                            1,024,021
     7,915,159              Residential Asset Securities
                              Corp., 1.429%, due 12/25/33                             7,915,159
       940,000              Residential Funding Mortgage
                              Securities II, 3.450%,
                              due 01/25/16                                              951,689
     2,625,000              Saxon Asset Securities Trust,
                              3.960%, due 06/25/33                                    2,586,801
                                                                                 --------------
                                                                                     19,498,257
                                                                                 --------------
                            OTHER ASSET BACKED SECURITIES: 0.7%
     1,729,386      XX      Amortizing Residential
                              Collateral Trust, 1.369%,
                              due 05/25/32                                            1,728,305
       941,000              Chase Funding Mortgage Loan
                              Asset-Backed Certificates,
                              1.419%, due 07/25/33                                      941,613
     5,290,000              PP&L Transition Bond Co. LLC,
                              7.050%, due 06/25/09                                    5,915,700
     1,190,000              Residential Asset Mortgage
                              Products, Inc., 2.140%,
                              due 02/25/30                                            1,163,315
                                                                                 --------------
                                                                                      9,748,933
                                                                                 --------------
                            WHOLE LOAN COLLATERALIZED MORTGAGE: 4.5%
$    9,986,041      XX      Bank of America Mortgage
                              Securities, 1.570%,
                              due 12/25/33                                       $    9,992,282
     2,855,972              Bank of America Mortgage
                              Securities, 4.413%,
                              due 03/25/33                                            2,898,951
     1,356,528      XX      Bank of America Mortgage
                              Securities, 5.500%,
                              due 11/25/33                                            1,348,898
     2,378,124              Citicorp Mortgage Securities,
                              Inc., 1.619%, due 10/25/33                              2,372,250
     1,558,435              Countrywide Alternative Loan
                              Trust, 1.519%, due 07/25/18                             1,555,371
     5,530,000              CS First Boston Mortgage
                              Securities Corp., 4.187%,
                              due 10/25/33                                            5,525,159
     4,046,831              MASTR Alternative Loans Trust,
                              6.500%, due 05/25/33                                    4,180,825
     1,971,235      XX      MASTR Asset Securitization
                              Trust, 1.591%, due 11/25/33                             1,972,160
     1,187,430              MASTR Asset Securitization
                              Trust, 8.000%, due 06/25/33                             1,277,619
     5,412,000      XX      MLCC Mortgage Investors Inc,
                              1.469%, due 01/25/29                                    5,412,000
     3,157,296              Residential Accredit Loans, Inc.,
                              1.569%, due 03/25/18                                    3,155,687
     9,941,621      XX      Sequoia Mortgage Trust,
                              1.469%, due 01/20/34                                    9,941,621
     6,454,323      XX      Washington Mutual, 1.720%,
                              due 01/25/34                                            6,450,289
     4,275,079              Washington Mutual, 5.000%,
                              due 06/25/18                                            4,352,240
     2,225,000              Wells Fargo Mortgage Backed
                              Securities Trust, 4.500%,
                              due 08/25/18                                            2,097,047
                                                                                 --------------
                                                                                     62,532,399
                                                                                 --------------
                            WHOLE LOAN COLLATERALIZED PLANNED
                              AMORTIZATION CLASS: 0.9%
     4,789,434              GSR Mortgage Loan Trust,
                              1.519%, due 10/25/32                                    4,795,630
     3,145,657              MASTR Alternative Loans Trust,
                              8.500%, due 05/25/33                                    3,269,671
     3,138,000              Residential Funding Securities
                              Corp., 4.750%, due 02/25/33                             3,153,948
       916,631              Residential Funding Securities
                              Corp., 8.500%, due 05/25/33                             1,031,903
                                                                                 --------------
                                                                                     12,251,152
                                                                                 --------------
                            Total Collateralized Mortgage
                              Obligations and
                              Asset-Backed Securities
                              (Cost $136,375,490)                                   138,053,207
                                                                                 --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.4%

                            FEDERAL HOME LOAN MORTGAGE
                              CORPORATION: 4.0%
     9,037,496              1.813%, due 04/15/32                                      9,023,591
       993,000              4.000%, due 04/15/21                                      1,013,207
     2,530,000      L       4.250%, due 06/15/05                                      2,627,069
     8,366,538              5.500%, due 05/01/23                                      8,558,169
     5,062,635              5.500%, due 05/15/31                                      5,145,584
     2,000,000      W       5.500%, due 01/01/32                                      2,024,376
     2,375,000              5.875%, due 03/21/11                                      2,578,124

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            FEDERAL HOME LOAN MORTGAGE
                              CORPORATION (CONTINUED)
$    3,441,000              6.000%, due 01/15/28                                 $    3,610,652
    13,850,000      W       6.000%, due 01/15/34                                     14,313,115
     1,164,917              6.500%, due 11/01/28                                      1,221,915
     4,030,000      W       6.500%, due 01/15/34                                      4,221,425
                                                                                 --------------
                                                                                     54,337,227
                                                                                 --------------
                            FEDERAL NATIONAL MORTGAGE
                              ASSOCIATION: 10.1%
     3,011,679              1.541%, due 10/25/33                                      3,021,802
     5,240,000      L       2.375%, due 04/13/06                                      5,240,550
       240,000      L       2.859%, due 12/26/29                                        239,680
     5,345,000      L       2.875%, due 05/19/08                                      5,219,852
     2,495,000      L       4.000%, due 09/02/08                                      2,529,374
     7,331,000              4.000%, due 06/25/16                                      7,467,285
     3,200,000      W       4.500%, due 01/15/19                                      3,204,000
     2,403,000              4.750%, due 12/25/42                                      2,484,955
    14,665,000      W       5.000%, due 01/01/17                                     14,958,300
    20,360,000      W       5.000%, due 01/15/34                                     20,150,049
     7,235,000              5.250%, due 04/15/07                                      7,793,426
       122,233              5.500%, due 02/01/17                                        126,847
    11,511,000      W       5.500%, due 01/01/33                                     11,662,082
     5,920,231              6.000%, due 07/01/16                                      6,218,241
     1,027,457              6.000%, due 07/01/16                                      1,079,177
       165,362              6.000%, due 08/01/16                                        173,686
     3,070,530              6.000%, due 07/25/24                                      3,211,558
     3,730,888              6.000%, due 07/25/29                                      3,871,823
     1,585,300              6.000%, due 07/25/29                                      1,645,131
    14,845,000      W       6.000%, due 01/15/34                                     15,346,020
     6,002,760              6.500%, due 04/01/30                                      6,283,636
       383,923              7.000%, due 09/01/28                                        407,080
       220,647              7.000%, due 06/01/29                                        233,881
        20,599              7.000%, due 06/01/29                                         21,834
        87,340              7.000%, due 06/01/29                                         92,657
         2,319              7.000%, due 08/01/29                                          2,458
        20,424              7.000%, due 10/01/29                                         21,649
       627,052              7.000%, due 11/01/29                                        664,663
         1,997              7.000%, due 01/01/30                                          2,116
       408,615              7.000%, due 01/01/30                                        433,124
       597,121              7.000%, due 03/01/30                                        632,937
       504,482              7.000%, due 01/01/31                                        534,315
     2,735,156              7.000%, due 06/01/31                                      2,900,135
       874,515              7.000%, due 08/01/31                                        926,213
        24,040              7.000%, due 08/01/31                                         25,461
       215,349              7.000%, due 09/01/31                                        228,080
       167,680              7.000%, due 10/01/31                                        177,592
        20,639              7.000%, due 10/01/31                                         21,859
       763,913              7.000%, due 12/01/31                                        809,071
       158,978              7.000%, due 01/01/32                                        168,376
       101,215              7.000%, due 01/01/32                                        107,198
       357,610              7.000%, due 02/01/32                                        378,751
       755,069              7.000%, due 03/01/32                                        799,782
        65,430              7.000%, due 03/01/32                                         69,304
        22,307              7.000%, due 04/01/32                                         23,628
       206,340              7.000%, due 05/01/32                                        218,558
        53,985              7.000%, due 05/01/32                                         57,182
       587,681              7.000%, due 06/01/32                                        622,481
       350,195              7.000%, due 06/01/32                                        370,932
       415,206              7.000%, due 07/01/32                                        439,751
       105,285              7.000%, due 07/01/32                                        111,520
       468,353              7.000%, due 07/01/32                                        496,040
       471,702              7.000%, due 10/01/32                                        499,597
       387,296              7.500%, due 10/01/30                                        414,007
       228,513              7.500%, due 10/01/30                                        244,273
$      224,694              7.500%, due 11/01/30                                 $      240,191
       157,137              7.500%, due 11/01/30                                        167,974
     1,064,713              7.500%, due 06/25/32                                      1,163,199
     1,346,350              7.500%, due 01/25/48                                      1,470,888
     1,774,669              9.500%, due 10/01/16                                      1,987,595
                                                                                 --------------
                                                                                    140,113,826
                                                                                 --------------
                            GOVERNMENT NATIONAL MORTGAGE
                              ASSOCIATION: 1.3%
       434,387              4.375%, due 04/20/28                                        444,384
       111,041              5.000%, due 12/20/29                                        113,480
       627,521              6.500%, due 10/15/31                                        662,130
     2,973,489              6.500%, due 05/15/32                                      3,135,858
     1,465,865              7.000%, due 09/15/24                                      1,573,289
       660,954              7.000%, due 10/15/24                                        709,313
     1,561,051              7.000%, due 10/15/24                                      1,675,264
       397,679              7.000%, due 11/15/24                                        426,846
     3,984,957              7.500%, due 12/15/23                                      4,306,066
       725,304              7.500%, due 11/20/30                                        772,884
     3,091,913              8.000%, due 12/15/17                                      3,406,110
       235,000              8.000%, due 07/15/24                                        257,124
                                                                                 --------------
                                                                                     17,482,748
                                                                                 --------------
                            Total U.S. Government
                              Agency Obligations
                              (Cost $210,155,109)                                   211,933,801
                                                                                 --------------

U.S. TREASURY OBLIGATIONS: 4.2%

                            U.S. TREASURY BONDS: 1.0%
     5,204,000      S,L     5.375%, due 02/15/31                                      5,428,631
     7,310,000      S,L     6.250%, due 08/15/23                                      8,334,262
                                                                                 --------------
                                                                                     13,762,893
                                                                                 --------------
                            U.S. TREASURY NOTES: 2.8%
     5,081,000      S,L     1.875%, due 11/30/05                                      5,092,117
     5,081,000       L      1875%, due 12/31/05                                       5,085,964
     9,750,000      S,L     2.250%, due 07/31/04                                      9,820,463
       467,000      S,L     2.625%, due 11/15/06                                        471,269
    11,424,000      S,L     3.375%, due 12/15/08                                     11,505,226
     6,078,000      S,L     4.250%, due 11/15/13                                      6,073,253
                                                                                 --------------
                                                                                     38,048,292
                                                                                 --------------
                            U.S. TREASURY STRIP PRINCIPAL: 0.4%
    11,220,000      S,L     5.060%, due 05/15/16                                      6,090,272
                                                                                 --------------
                                                                                      6,090,272
                                                                                 --------------
                            Total U.S. Treasury Obligations
                              (Cost $58,007,165)                                     57,901,457
                                                                                 --------------

OTHER BONDS: 1.5%

                            SOVEREIGN: 1.5%
       887,000     @@,**    ARG Boden, 5.490%,
                              due 08/03/12                                              556,859
     1,211,000      @@      Brazilian Government Intl.
                              Bond, 2.188%, due 04/15/12                              1,095,030
     1,119,000      @@      Brazilian Government Intl.
                              Bond, 10.000%, due 08/07/11                             1,242,090
       803,000      @@      Brazilian Government Intl.
                              Bond, 11.000%, due 08/17/40                               887,315
     1,473,000     @@,XX    Central Bank of Nigeria,
                              5.900%, due 01/05/10                                      559,740
       966,000      @@      Colombia Government Intl.
                              Bond, 10.000%, due 01/23/12                             1,062,600

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                                VALUE
------------------------------------------------------------------------------------------------
                            SOVEREIGN (CONTINUED)
$      366,000     @@,L     Colombia Government Intl.
                              Bond, 11.750%, due 02/25/20                        $       442,860
       741,000      @@      Dominican Republic Intl. Bond,
                              9.040%, due 01/23/13                                       566,297
       746,000      @@      Ecuador Government Intl.
                              Bond, 7.000%, due 08/15/30                                 579,195
       765,000     @@,S     Mexico Government Intl.
                              Bond, 4.625%, due 10/08/08                                 776,475
     1,198,000     @@,L     Mexico Government Intl.
                              Bond, 6.625%, due 03/03/15                               1,242,925
       797,219      @@      Panama Government Intl.
                              Bond, 1.938%, due 07/17/16                                 697,142
       106,000     @@,L     Panama Government Intl.
                              Bond, 9.375%, due 07/23/12                                 121,370
       315,000      @@      Peru Government Intl. Bond,
                              4.500%, due 03/07/17                                       282,987
       551,000      @@      Peru Government Intl. Bond,
                              9.125%, due 02/21/12                                       617,120
     1,113,000      @@      Philippine Government Intl.
                              Bond, 9.875%, due 01/15/19                               1,182,563
       743,000      @@      Republic of Bulgaria, 8.250%,
                              due 01/15/15                                               880,050
       421,000      @@      Republic of Salvador, 7.750%,
                              due 01/24/23                                               447,616
     2,750,000      @@      Russia Government Intl. Bond,
                              5.000%, due 03/31/30                                     2,643,437
       211,000      @@      Turkey Government Intl. Bond,
                              9.500%, due 01/15/14                                       244,760
     1,454,000     @@,S     Turkey Government Intl. Bond,
                              12.375%, due 06/15/09                                    1,868,389
       350,000     @@,L     Ukraine Government Intl.
                              Bond, 7.650%, due 06/11/13                                 365,750
       251,536    #,@@,S    Ukraine Government Intl.
                              Bond, 11.000%, due 03/15/07                                280,334
       217,000      @@      Uruguay Government Intl.
                              Bond, 7.250%, due 02/15/11                                 188,248
       504,000     @@,L     Uruguay Government Intl.
                              Bond, 7.500%, due 03/15/15                                 405,720
     1,028,000      @@      Venezuela Government Intl.
                              Bond, 9.250%, due 09/15/27                                 940,620
       990,000    #,@@,L    Venezuela Government Intl.
                              Bond, 10.750%, due 09/19/13                              1,061,775
                                                                                 ---------------
                            Total Other Bonds
                              (Cost $19,387,520)                                      21,239,267
                                                                                 ---------------
                            Total Long-Term Investments
                              (Cost $1,285,050,524)                                1,399,720,832
                                                                                 ---------------

SHORT-TERM INVESTMENTS: 3.3%

                            COMMERCIAL PAPER: 1.7%
     5,200,000       S      Concord Minuteman Cap
                              B-CPIB 1.180%, due 01/05/05                              5,202,033
     1,500,000       S      Concord Minuteman Cap
                              B-CPIB 1.180%, due 01/10/05                              1,500,000
     5,600,000       S      Concord Minuteman Cap
                              B-CPIB 1.180%, due 01/10/05,                             5,600,000
     1,500,000       S      General Motors Acceptance
                              Corp., 1.370%, due 01/08/04                              1,499,670
     3,000,000       S      General Motors Acceptance
                              Corp., 1.350%, due 01/09/04                              2,999,220
     6,000,000       S      Royal Bank of Scotland,
                              1.410%, due 10/21/04                                     6,006,540
                                                                                 ---------------
                                                                                      22,807,463
                                                                                 ---------------

                            REPURCHASE AGREEMENT: 1.6%
$   22,240,000       S      Goldman Sachs Repurchase
                              Agreement dated 12/31/03,
                              0.990%, due 01/02/04,
                              $22,241,223 to be received
                              upon repurchase
                              (Collateralized by various
                              U.S. Government Agency
                              Obligations, 0.000%-6.704%,
                              Market Value $22,684,928,
                              due 01/09/04-11/15/30)                             $    22,240,000
                                                                                 ---------------
                                                                                      22,240,000
                                                                                 ---------------
                            Total Short-term Investments
                              (Cost $45,038,204)                                      45,047,463
                                                                                 ---------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $1,330,088,728)*                    105.0%          $ 1,444,768,295
                                                                                 ---------------
                     OTHER ASSETS AND
                       LIABILITIES-NET                            (5.0)              (69,025,498)
                                                                 -----           ---------------
                     NET ASSETS                                  100.0%          $ 1,375,742,797
                                                                 =====           ===============

@      Non-income producing security
@@     Foreign Issuer
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Trustees.
W      When-issued or delayed delivery security.
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
**     Defaulted security
S Segregated securities for futures, when-issued or delayed delivery securities held at December 31,2003.
C      Bond may be called prior to maturity date.
* Cost for federal income tax purposes is $1,356,748,851. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                                      $   95,853,533
              Gross Unrealized Depreciation                                          (7,834,089)
                                                                                 --------------
              Net Unrealized Appreciation                                        $   88,019,444
                                                                                 ==============

Information concerning open futures contracts at December 31, 2003 is shown below:

                              NOTIONAL
                 NO. OF        MARKET     EXPIRATION  UNREALIZED
                CONTRACTS      VALUE         DATE     GAIN/(LOSS)
                -------------------------------------------------
LONG CONTRACT
U.S. 2 Year
Treasury Note      124     $  26,541,813    Mar-04    $  198,943
                           =============              ==========

SHORT CONTRACT
U.S. 10 Year
Treasury Note      248     $ (27,841,876)   Mar-04    $ (481,741)
                           =============              ==========

                 See Accompanying Notes to Financial Statements

ING
VP
Growth and
Income Portfolio                PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 99.2%
                            AEROSPACE/DEFENSE: 1.0%
       400,000      L       United Technologies Corp.                            $   37,908,000
                                                                                 --------------
                                                                                     37,908,000
                                                                                 --------------
                            AGRICULTURE: 0.5%
       350,000      L       Altria Group, Inc.                                       19,047,000
                                                                                 --------------
                                                                                     19,047,000
                                                                                 --------------
                            APPAREL: 0.6%
       630,000              Jones Apparel Group, Inc.                                22,194,900
                                                                                 --------------
                                                                                     22,194,900
                                                                                 --------------
                            AUTO MANUFACTURERS: 2.0%
     4,700,000      L       Ford Motor Co.                                           75,200,000
                                                                                 --------------
                                                                                     75,200,000
                                                                                 --------------
                            BANKS: 7.0%
       945,000      L       Bank of America Corp.                                    76,006,350
       770,000              Bank One Corp.                                           35,104,300
     1,900,000      L       Wachovia Corp.                                           88,521,000
     1,100,000      L       Wells Fargo & Co.                                        64,779,000
                                                                                 --------------
                                                                                    264,410,650
                                                                                 --------------
                            BEVERAGES: 1.9%
       910,000      L       Coca-Cola Co.                                            46,182,500
       549,300              PepsiCo, Inc.                                            25,608,366
                                                                                 --------------
                                                                                     71,790,866
                                                                                 --------------
                            BIOTECHNOLOGY: 1.3%
       785,000     @,L      Amgen, Inc.                                              48,513,000
                                                                                 --------------
                                                                                     48,513,000
                                                                                 --------------
                            BUILDING MATERIALS: 1.3%
       481,600      @       American Standard Cos., Inc.                             48,497,120
                                                                                 --------------
                                                                                     48,497,120
                                                                                 --------------
                            CHEMICALS: 1.2%
     1,000,000      L       Du Pont EI de Nemours & Co.                              45,890,000
                                                                                 --------------
                                                                                     45,890,000
                                                                                 --------------
                            COMMERCIAL SERVICES: 1.2%
       669,700      L       Equifax, Inc.                                            16,407,650
       556,000      L       H&R Block, Inc.                                          30,785,720
                                                                                 --------------
                                                                                     47,193,370
                                                                                 --------------
                            COMPUTERS: 0.8%
       950,000      @       Dell, Inc.                                               32,262,000
                                                                                 --------------
                                                                                     32,262,000
                                                                                 --------------
                            COSMETICS/PERSONAL CARE: 1.7%
       665,000      L       Procter & Gamble Co.                                     66,420,200
                                                                                 --------------
                                                                                     66,420,200
                                                                                 --------------
                            DIVERSIFIED FINANCIAL SERVICES: 12.0%
       921,700      L       Bear Stearns Cos., Inc.                                  73,689,915
     2,400,000              Citigroup, Inc.                                         116,496,000
     1,409,600     @,L      E*TRADE Group, Inc.                                      17,831,440
       180,000      L       Fannie Mae                                               13,510,800
       135,000              Freddie Mac                                               7,873,200
     2,600,000              JP Morgan Chase & Co.                                    95,498,000
       735,000              Lehman Brothers Holdings, Inc.                           56,756,700
     1,170,600      L       Merrill Lynch & Co., Inc.                                68,655,690
                                                                                 --------------
                                                                                    450,311,745
                                                                                 --------------
                            ELECTRIC: 0.6%
     1,000,000      @       Edison Intl.                                         $   21,930,000
                                                                                 --------------
                                                                                     21,930,000
                                                                                 --------------
                            ELECTRONICS: 0.3%
       500,000      L       Applera Corp. - Applied
                              Biosystems Group                                       10,355,000
                                                                                 --------------
                                                                                     10,355,000
                                                                                 --------------
                            ENTERTAINMENT: 1.8%
     1,950,000      L       International Game
                              Technology                                             69,615,000
                                                                                 --------------
                                                                                     69,615,000
                                                                                 --------------
                            HEALTHCARE-PRODUCTS: 4.2%
       650,000              Bausch & Lomb, Inc.                                      33,735,000
       150,000              CR Bard, Inc.                                            12,187,500
       665,000     @,L      Guidant Corp.                                            40,033,000
     1,140,000      L       Johnson & Johnson                                        58,892,400
       220,000      @       St. Jude Medical, Inc.                                   13,497,000
                                                                                 --------------
                                                                                    158,344,900
                                                                                 --------------
                            HEALTHCARE-SERVICES: 2.4%
       775,000      L       UnitedHealth Group, Inc.                                 45,089,500
       475,000      @       WellPoint Health Networks                                46,070,250
                                                                                 --------------
                                                                                     91,159,750
                                                                                 --------------
                            HOME BUILDERS: 1.3%
       250,000              Centex Corp.                                             26,912,500
       265,000              Ryland Group, Inc.                                       23,489,600
                                                                                 --------------
                                                                                     50,402,100
                                                                                 --------------
                            INSURANCE: 2.6%
     1,000,000      L       American Intl. Group                                     66,280,000
       275,000              Loews Corp.                                              13,598,750
       475,000              Prudential Financial, Inc.                               19,840,750
                                                                                 --------------
                                                                                     99,719,500
                                                                                 --------------
                            INTERNET: 3.2%
     1,400,000     @,L      Amazon.Com, Inc.                                         73,696,000
       760,000     @,L      eBay, Inc.                                               49,088,400
                                                                                 --------------
                                                                                    122,784,400
                                                                                 --------------
                            MEDIA: 3.6%
       250,000      L       Echostar
                              Communications Corp.                                    8,500,000
       271,800              McGraw-Hill Cos., Inc.                                   19,004,256
       500,000      L       Tribune Co.                                              25,800,000
     2,625,000      L       Walt Disney Co.                                          61,241,250
       800,000     @,L      XM Satellite Radio
                              Holdings, Inc.                                         21,088,000
                                                                                 --------------
                                                                                    135,633,506
                                                                                 --------------
                            MISCELLANEOUS MANUFACTURING: 5.8%
       500,000      L       Eastman Kodak Co.                                        12,835,000
     1,448,000              General Electric Co.                                     44,859,040
     2,450,000              Honeywell Intl., Inc.                                    81,903,500
       490,000              ITT Industries, Inc.                                     36,362,900
       367,700     @,L      SPX Corp.                                                21,624,437
       786,000      @@      Tyco Intl. Ltd.                                          20,829,000
                                                                                 --------------
                                                                                    218,413,877
                                                                                 --------------
                            OFFICE/BUSINESS EQUIPMENT: 1.3%
     3,498,900     @,L      Xerox Corp.                                              48,284,820
                                                                                 --------------
                                                                                     48,284,820
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Growth and
Income Portfolio    PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            OIL AND GAS: 4.3%
       430,000              Devon Energy Corp.                                   $   24,621,800
     2,545,500              Exxon Mobil Corp.                                       104,365,500
       772,500              Occidental Petroleum Corp.                               32,630,400
                                                                                 --------------
                                                                                    161,617,700
                                                                                 --------------

                            OIL AND GAS SERVICES: 0.4%
       360,000      @       Cooper Cameron Corp.                                     16,776,000
                                                                                 --------------
                                                                                     16,776,000
                                                                                 --------------

                            PACKAGING AND CONTAINERS: 0.5%
       724,900      @       Pactiv Corp.                                             17,325,110
                                                                                 --------------
                                                                                     17,325,110
                                                                                 --------------

                            PHARMACEUTICALS: 3.8%
     1,450,000              Merck & Co., Inc.                                        66,990,000
     1,210,000              Pfizer, Inc.                                             42,749,300
       788,775     @,L      Watson Pharmaceuticals, Inc.                             36,283,650
                                                                                 --------------
                                                                                    146,022,950
                                                                                 --------------

                            RETAIL: 5.0%
       199,000     @,L      Advance Auto Parts                                       16,198,600
       750,000              CVS Corp.                                                27,090,000
     2,540,000      L       Gap, Inc.                                                58,953,400
       500,000              Limited Bra                                               9,015,000
       700,000              RadioShack Corp.                                         21,476,000
     1,081,900      L       Wal-Mart Stores, Inc.                                    57,394,795
                                                                                 --------------
                                                                                    190,127,795
                                                                                 --------------

                            SAVINGS AND LOANS: 1.3%
     1,250,000      L       Washington Mutual, Inc.                                  50,150,000
                                                                                 --------------
                                                                                     50,150,000
                                                                                 --------------

                            SEMICONDUCTORS: 4.1%
     3,537,200              Intel Corp.                                             113,897,840
     2,250,000     @,L      LSI Logic Corp.                                          19,957,500
       633,400     @,L      PMC - Sierra, Inc.                                       12,763,010
       186,800     @,L      Qlogic Corp.                                              9,638,880
                                                                                 --------------
                                                                                    156,257,230
                                                                                 --------------

                            SOFTWARE: 7.3%
       660,000     @,L      Electronic Arts, Inc.                                    31,534,800
     6,886,600      L       Microsoft Corp.                                         189,656,964
     4,314,400      @       Oracle Corp.                                             56,950,080
                                                                                 --------------
                                                                                    278,141,844
                                                                                 --------------

                            TELECOMMUNICATIONS: 11.3%
     6,423,000     @,L      AT&T Wireless Services, Inc.                             51,319,770
       685,000              Bellsouth Corp.                                          19,385,500
     5,970,000      @       Cisco Systems, Inc.                                     145,011,300
     4,700,000      L       Motorola, Inc.                                           66,129,000
     3,483,700     @,L      Nextel Communications, Inc.                              97,752,622
       600,000      L       Qualcomm, Inc.                                           32,358,000
       690,000      L       Scientific-Atlanta, Inc.                                 18,837,000
                                                                                 --------------
                                                                                    430,793,192
                                                                                 --------------

                            TRANSPORTATION: 1.6%
       820,000      L       United Parcel Service, Inc.                              61,131,000
                                                                                 --------------
                                                                                     61,131,000
                                                                                 --------------
                            Total Common Stock
                              (Cost $3,118,354,934)                               3,764,624,525
                                                                                 --------------
PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
CORPORATE BONDS: 0.0%
                            OIL AND GAS: 0.0%
$   532,000                 Devon Energy Corp.,
                              4.90%, due 08/15/08                               $       545,965
    727,000                 Devon Energy Corp.,
                              4.95%, due 08/15/08                                       746,084
                                                                                ---------------
                            Total Corporate Bonds
                              (Cost $930,246)                                         1,292,049
                                                                                ---------------
                            Total Long-Term Investments
                              (Cost $3,119,285,180)                               3,765,916,574
                                                                                ---------------
SHORT-TERM INVESTMENTS: 0.8%

                 REPURCHASE AGREEMENT: 0.8%
 30,634,000      Goldman Sachs Repurchase
                   Agreement dated 12/31/03, 0.990%,
                   due 01/02/04, $30,635,685 to be
                   received upon repurchase
                   (Collateralized by various
                   U.S. Government Agency
                   Obligations, 0.000%-6.875%,
                   Market Value $31,261,051,
                   due 01/30/04-2/15/23)                                             30,634,000
                                                                                ---------------
                 Total Short-term Investments
                   (Cost $30,634,000)                                                30,634,000
                                                                                ---------------
                 TOTAL INVESTMENTS IN
                   SECURITIES (COST
                   $3,149,919,180)*                           100.0%            $ 3,796,550,574
                 OTHER ASSETS AND
                   LIABILITIES-NET                              0.0                     613,635
                                                              -----             ---------------
                 NET ASSETS                                   100.0%            $ 3,797,164,209
                                                              =====             ===============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depositary Receipt
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
* Cost for federal income tax purposes is $3,239,301,478. Net unrealized appreciation consists of:

                 Gross Unrealized Appreciation                                  $   577,905,711
                 Gross Unrealized Depreciation                                      (20,656,615)
                                                                                ---------------
                 Net Unrealized Appreciation                                    $   557,249,096
                                                                                ===============

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
CORPORATE BONDS: 31.1%
                            AGRICULTURE: 0.0%
$      145,000     #,S      Dimon, Inc., 7.750%,
                              due 06/01/13                                       $      150,075
                                                                                 --------------
                                                                                        150,075
                                                                                 --------------
                            AIRLINES: 2.1%
     2,555,000     S,L      American Airlines Inc,
                              6.817%, due 05/23/11                                    2,302,304
     8,226,000     S,L       American Airlines, Inc.,
                              7.024%, due 10/15/09                                    8,215,338
     4,447,000      S       American Airlines, Inc.,
                              7.324%, due 10/15/09                                    3,848,510
     2,476,000              Continental Airlines Inc,
                              7.875%, due 07/02/18                                    2,492,082
     1,824,451      L       Continental Airlines, Inc.,
                              6.545%, due 08/02/20                                    1,804,299
     1,441,830              Continental Airlines, Inc.,
                              6.900%, due 07/02/19                                    1,424,083
     1,022,000      S       Delta Air Lines, Inc.,
                              7.299%, due 09/18/06                                      922,930
     1,152,000      S       Delta Air Lines, Inc.,
                              7.779%, due 11/18/05                                    1,060,469
     2,954,289              US Airways Pass Through Trust,
                             6.850%, due 01/30/18                                     2,828,530
                                                                                 --------------
                                                                                     24,898,545
                                                                                 --------------

                            AUTO MANUFACTURERS: 0.9%
     3,989,000              Ford Motor Co., 6.375%,
                              due 02/01/29                                            3,569,126
       880,000              Ford Motor Co., 6.625%,
                              due 10/01/28                                              811,840
     5,230,000      L       General Motors Corp.,
                              8.375%, due 07/15/33                                    6,089,305
                                                                                 --------------
                                                                                     10,470,271
                                                                                 --------------

                            AUTO PARTS & EQUIPMENT: 0.0%
        45,000      S       HLI Operating Co Inc,
                              10.500%, due 06/15/10                                      52,031
        70,000      #       TRW Automotive, Inc.,
                              11.000%, due 02/15/13                                      82,775
                                                                                 --------------
                                                                                        134,806
                                                                                 --------------

                            BANKS: 5.1%
     3,006,000     #,@@     Banco Bradesco SA, 8.750%,
                              due 10/24/13                                            3,156,300
     2,267,000      S       Bank of America Corp.,
                              6.375%, due 02/15/08                                    2,514,037
       569,000      #       BankAmerica Institutional,
                              Class B, 7.700%,
                              due 12/31/26                                              638,710
     1,105,000              BankBoston Capital Trust III,
                              1.920%, due 06/15/27                                    1,058,262
       294,000              BankBoston Corp., 1.780%,
                              due 06/08/28                                              275,480
       289,000              Barnett Capital I, 8.060%,
                              due 12/01/26                                              330,868
       695,000              Barnett Capital II, 7.950%,
                              due 12/01/26                                              791,295
       810,000              BNY Capital I, 7.970%,
                              due 12/31/26                                              912,013
       856,000              Chase Capital VI, 1.788%,
                             due 08/01/28                                               809,085
$    1,711,000       #      Corestates Capital Trust II,
                              1.800%, due 01/15/27                               $    1,620,534
     8,356,000      #,L     Dresdner Funding Trust I,
                              8.151%, due 06/30/31                                    9,566,432
       289,000              FBS Capital I, 8.090%,
                              due 11/15/26                                              331,822
     1,560,000              First Union Institutional
                              Capital II, 7.850%,
                              due 01/01/27                                            1,768,469
       885,000              Fleet Capital Trust II, 7.920%,
                              due 12/11/26                                              999,014
     3,237,000     #,@@,L   HBOS PLC, 5.375%,
                              due 11/29/49                                            3,243,565
       735,000     @@,C     Hongkong & Shanghai
                              Banking Corp. Ltd.,
                              1.313%, due 07/29/49                                      600,627
       960,000     @@,C     HSBC Bank PLC, 1.350%,
                              due 06/29/49                                              773,180
     3,778,000     @@,S     HSBC Holdings PLC, 7.500%,
                              due 07/15/09                                            4,422,508
     2,186,000              M & T Bank Corp., 3.850%,
                              due 04/01/13                                            2,173,656
     4,770,000              Mellon Capital I, 7.720%,
                              due 12/01/26                                            5,364,265
     1,450,000     @@,C     National Westminster Bank
                              PLC, 1.313%, due 11/29/49                               1,205,310
       576,000              Nationsbank Cap Trust III,
                              1.700%, due 01/15/27                                      543,166
     2,415,000              NB Capital Trust IV, 8.250%,
                              due 04/15/27                                            2,804,607
     2,670,000      #       Rabobank Capital Funding II,
                              5.260%, due 12/29/49                                    2,679,874
     1,622,000      L       RBS Capital Trust I, 4.709%,
                              due 12/29/49                                            1,554,385
       890,000     @@,C     Societe Generale, 1.309%,
                              due 11/29/49                                              722,216
       570,000     @@,C     Standard Chartered PLC,
                              1.250%, due 07/29/49                                      416,297
     1,710,000     @@,C     Standard Chartered PLC,
                              1.275%, due 01/29/49                                    1,297,907
     3,860,000     @@,C     Standard Chartered PLC,
                              1.400%, due 12/29/49                                    2,899,790
     4,710,000     @@,C     Standard Chartered PLC,
                              1.500%, due 11/29/49                                    3,530,508
       764,000              Wachovia Capital Trust II,
                              1.650%, due 01/15/27                                      722,952
     2,351,000     S,L      Wells Fargo & Co., 3.120%,
                              due 08/15/08                                            2,324,979
       470,000      #       Wells Fargo Capital A,
                              7.730%, due 12/01/26                                      526,116
                                                                                 --------------
                                                                                     62,578,229
                                                                                 --------------

                            BEVERAGES: 0.8%
     4,088,000   #, @@, L   Cia Brasileira de Bebidas,
                              8.750%, due 09/15/13                                    4,353,720
       893,000     S,L      Constellation Brands, Inc.,
                              8.000%, due 02/15/08                                      995,695
     3,591,000     #,S      Miller Brewing Co., 4.250%,
                              due 08/15/08                                            3,642,660
                                                                                 --------------
                                                                                      8,992,075
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            CHEMICALS: 0.1%
$      898,000     S,L      Dow Chemical Co., 5.750%,
                              due 11/15/09                                       $      962,643
                                                                                 --------------
                                                                                        962,643
                                                                                 --------------

                            COMMERCIAL SERVICES: 0.3%
       616,000     @@,S     Quebecor Media, Inc.,
                              11.125%, due 07/15/11                                     716,100
     2,230,000     S,L      United Rentals North
                              America, Inc., 10.750%,
                              due 04/15/08                                            2,519,900
                                                                                 --------------
                                                                                      3,236,000
                                                                                 --------------

                            DIVERSIFIED FINANCIAL SERVICES: 3.3%
     3,365,000      S       Boeing Capital Corp.,
                              7.375%, due 09/27/10                                    3,873,155
     4,840,000    #,@@,S    Brazilian Merchant Voucher
                              Receivables Ltd., 5.911%,
                              due 06/15/11                                            4,743,199
       444,000              CitiCorp Capital I, 7.933%,
                              due 02/15/27                                              513,510
       487,000              Citigroup Capital II, 7.750%,
                              due 12/01/36                                              550,836
     1,119,000      #       Corestates Capital Trust I,
                              8.000%, due 12/15/26                                    1,273,525
     3,535,000     S,L      Countrywide Home Loans,
                              Inc., 4.250%, due 12/19/07                              3,649,082
        65,000     @@,#     Eircom Funding, 8.250%,
                              due 08/15/13                                               72,313
       118,000     #,L      Farmers Exchange Capital,
                              7.050%, due 07/15/28                                      110,754
     2,935,000     #,L      Farmers Exchange Capital,
                              7.200%, due 07/15/48                                    2,638,671
     1,703,000      S       Ford Motor Credit Co,
                              7.375%, due 02/01/11                                    1,858,743
       272,000     S,L      Ford Motor Credit Co.,
                              5.625%, due 10/01/08                                      279,521
        18,933     #,S      Hollinger Participation Trust,
                              12.125%, due 11/15/10                                      22,578
     5,069,000     XX,#     Mangrove Bay Pass-Through
                              Trust, 6.102%, due 07/15/33                             4,996,715
     1,231,000      S       Nexstar Finance, Inc.,
                              12.000%, due 04/01/08                                   1,394,108
     2,624,000      #       OneAmerica Financial
                              Partners, Inc., 7.000%,
                              due 10/15/33                                            2,605,658
     2,660,000    #,@@,S    PF Export Receivables Master
                              Trust, 3.748%, due 06/01/13                             2,594,365
     2,695,418    #,@@      PF Export Receivables Master
                              Trust, 6.436%, due 06/01/15                             2,749,556
       715,000      S       Power Receivable Finance LLC,
                              6.290%, due 01/01/12                                      746,939
     1,802,000      S       Takefuji Corp, 9.200%,
                              due 04/15/11                                            1,999,440
       501,000      S       Technical Olympic USA, Inc.,
                              9.000%, due 07/01/10                                      541,080
       250,000      S       Technical Olympic USA, Inc.,
                              10.375%, due 07/01/12                                     281,250
        50,000     #,S      Universal City Development
                              Partners, 11.750%,
                              due 04/01/10                                               58,750
     1,340,000      #       Wachovia Capital Trust V,
                              7.965%, due 06/01/27                                    1,547,168
                                                                                 --------------
                                                                                     39,100,916
                                                                                 --------------

                            ELECTRIC: 3.0%
$    1,700,000    #,S,L     Consumers Energy Co.,
                              4.250%, due 04/15/08                               $    1,718,644
     2,287,000    #,S,L     Consumers Energy Co.,
                              4.800%, due 02/17/09                                    2,340,342
     1,038,000     @@,S     Empresa Nacional de
                              Electricidad SA/Chile,
                              7.750%, due 07/15/08                                    1,134,319
     7,402,000      @@      Empresa Nacional de
                              Electricidad SA/Chile,
                              8.350%, due 08/01/13                                    8,337,730
       576,000              Enserch Capital I, 2.510%,
                              due 07/01/28                                              502,390
        19,000              Enterprise Capital Trust II,
                              2.360%, due 06/30/28                                       16,809
     4,364,000              Firstenergy Corp., 7.375%,
                              due 11/15/31                                            4,480,283
     3,426,000     #,S      Indianapolis Power & Light,
                              6.300%, due 07/01/13                                    3,540,768
     1,598,000      S       Nisource Finance Corp.,
                              7.625%, due 11/15/05                                    1,746,576
     3,329,000    #, S      Ohio Edison Co., 4.000%,
                              due 05/01/08                                            3,258,825
     4,665,000              Ohio Power Co., 6.375%,
                              due 07/15/33                                            4,680,110
     2,152,000    #,S,L     PG&E Corp., 6.875%,
                              due 07/15/08                                            2,340,300
       715,000     #,S      Power Contract Financing
                              LLC, 5.200%, due 02/01/06                                 726,099
       715,000     #,S      Power Contract Financing
                              LLC, 6.256%, due 02/01/10                                 754,994
                                                                                 --------------
                                                                                     35,578,189
                                                                                 --------------

                            ELECTRONICS: 0.0%
       155,000      S         Stoneridge, Inc., 11.500%,
                               due 05/01/12                                             183,675
                                                                                 --------------
                                                                                        183,675
                                                                                 --------------

                            ENTERTAINMENT: 0.2%
       996,000     L        Cinemark USA, Inc., 9.000%,
                              due 02/01/13                                            1,125,480
       986,000     S,L      Six Flags, Inc., 9.750%,
                              due 06/15/07                                            1,034,068
                                                                                 --------------
                                                                                      2,159,548
                                                                                 --------------

                            ENVIRONMENTAL CONTROL: 0.2%
     2,721,000      S       Allied Waste North America,
                               7.625%, due 01/01/06                                   2,877,458
                                                                                 --------------
                                                                                      2,877,458
                                                                                 --------------

                            Food: 1.3%
     1,300,000              Kroger Co., 5.500%,
                              due 02/01/13                                            1,324,567
     1,656,000      S       Kroger Co., 7.250%,
                              due 06/01/09                                            1,888,678
     2,908,000      S       Safeway, Inc., 4.800%,
                              due 07/16/07                                            3,020,746
     4,180,000      S       Supervalu, Inc., 7.875%,
                              due 08/01/09                                            4,881,342
     3,898,000      S       Tyson Foods, Inc., 7.250%,
                              due 10/01/06                                            4,274,227
                                                                                 --------------
                                                                                     15,389,560
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            FOREST PRODUCTS & PAPER: 0.8%
$    2,280,000    @@,S,     Abitibi-Consolidated, Inc.,
                              6.950%, due 12/15/06                               $    2,389,025
     1,267,000    @@,S,L    Abitibi-Consolidated, Inc.,
                              6.950%, due 04/01/08                                    1,328,864
     1,980,000      S       Georgia-Pacific Corp.,
                              8.875%, due 02/01/10                                    2,267,100
     2,879,000              Weyerhaeuser Co., 7.375%,
                              due 03/15/32                                            3,140,073
                                                                                 --------------
                                                                                      9,125,062
                                                                                 --------------

                            HOME BUILDERS: 0.0%
        60,000      S       Meritage Corp., 9.750%,
                              due 06/01/11                                               67,350
        10,000              Standard-Pacific Corp.,
                              7.750%, due 03/15/13                                       10,650
                                                                                 --------------
                                                                                         78,000
                                                                                 --------------

                            INSURANCE: 0.9%
     3,353,000      #       Farmers Insurance Exchange,
                              8.625%, due 05/01/24                                    3,514,149
     2,318,000     #,S      Monumental Global
                              Funding II, 3.850%,
                              due 03/03/08                                            2,340,955
     3,798,000     #,L      Zurich Capital Trust I, 8.376%,
                              due 06/01/37                                            4,374,570
                                                                                 --------------
                                                                                     10,229,674
                                                                                 --------------

                            LEISURE TIME: 0.1%
     1,611,000    @@,S,L    Royal Caribbean Cruises Ltd.,
                              7.000%, due 10/15/07                                    1,715,715
                                                                                 --------------
                                                                                      1,715,715
                                                                                 --------------
                            LODGING: 0.8%
     1,736,000     S,L      Mandalay Resort Group,
                              10.250%, due 08/01/07                                   2,005,080
     2,603,000     S,L      MGM Mirage, 6.000%,
                              due 10/01/09                                            2,687,598
     2,603,000      S       Park Place Entertainment
                              Corp., 9.375%, due 02/15/07                             2,954,405
     1,563,000      S       Starwood Hotels & Resorts
                              Worldwide, Inc., 7.375%,
                              due 05/01/07                                            1,695,855
                                                                                 --------------
                                                                                      9,342,938
                                                                                 --------------

                            MEDIA: 1.2%
     1,213,000     S,L      AOL Time Warner, Inc.,
                              6.875%, due 05/01/12                                    1,367,633
     1,611,000      #       CCO Holdings Capital Corp.,
                              8.750%, due 11/15/13                                    1,647,248
     1,162,000      L       CSC Holdings, Inc., 10.500%,
                              due 05/15/16                                            1,336,300
     1,856,000     #,L      Dex Media, Inc., 8.000%,
                              due 11/15/13                                            1,958,079
       978,000              DirecTV Holdings LLC,
                              8.375%, due 03/15/13                                    1,139,370
     1,036,000    #,S,L     Echostar DBS Corp., 4.410%,
                            due 10/01/08                                              1,083,915
     1,424,000   @@, #,S,L  Echostar DBS Corp., 5.750%,
                              due 10/01/08                                            1,447,140
        60,000     S,L      Paxson Communications Corp.,
                              10.750%, due 07/15/08                                      65,775
$      125,000      S       Salem Communications
                              Holding Corp., 9.000%,
                              due 07/01/11                                       $      136,563
       991,000     S,L      Spanish Broadcasting System,
                              9.625%, due 11/01/09                                    1,062,848
     1,727,000              Time Warner, Inc., 6.950%,
                              due 01/15/28                                            1,851,121
       846,000      S       Young Broadcasting, Inc.,
                              8.500%, due 12/15/08                                      913,680
                                                                                 --------------
                                                                                     14,009,672
                                                                                 --------------

                            MISCELLANEOUS MANUFACTURING: 0.3%
     4,036,000      L       General Electric Co., 5.000%,
                              due 02/01/13                                            4,089,142
                                                                                 --------------
                                                                                      4,089,142
                                                                                 --------------

                            MULTI-NATIONAL: 0.6%
    3,860,000       @@      Corp Andina de Fomento
                              CAF, 5.200%, due 05/21/13                               3,850,412
    3,539,000     @@,S      Corp Andina de Fomento
                              CAF, 6.875%, due 03/15/12                               3,934,218
                                                                                 --------------
                                                                                      7,784,630
                                                                                 --------------

                            OIL AND GAS: 2.1%
     1,547,000      S       Chesapeake Energy Corp.,
                              9.000%, due 08/15/12                                    1,786,785
        50,000     #,S      Energy Partners Ltd., 8.750%,
                              due 08/01/10                                               52,250
     3,342,000              Enterprise Products Partners
                              LP, 6.875%, due 03/01/33                                3,349,971
     9,282,000      @@      Husky Oil Co., 8.900%,
                              due 08/15/28                                           10,767,120
     4,613,000              Pemex Project Funding Master
                              Trust, 7.375%, due 12/15/14                             4,947,443
     1,895,000      L       Valero Energy Corp., 7.500%,
                              due 04/15/32                                            2,118,511
     1,873,000              Valero Energy Corp., 8.750%,
                              due 06/15/30                                            2,344,237
                                                                                 --------------
                                                                                     25,366,317
                                                                                 --------------

                            PACKAGING AND CONTAINERS: 1.0%
     1,239,000    @@,#,L    Crown European Holdings SA,
                              10.875%, due 03/01/13                                   1,463,569
     2,968,000     #,S      Owens-Brockway, 8.875%,
                              due 02/15/09                                            3,268,510
     3,391,000    #,S,L     Sealed Air Corp., 5.625%,
                              due 07/15/13                                            3,476,351
     3,776,000     #,S      Sealed Air Corp., 6.950%,
                              due 05/15/09                                            4,248,514
                                                                                 --------------
                                                                                     12,456,944
                                                                                 --------------

                            PIPELINES: 1.0%
     4,001,000     S,L      CenterPoint Energy Resources
                              Corp., 8.125%, due 07/15/05                             4,274,756
     7,371,000              Plains All American Pipeline
                              LP/PAA Finance Corp,
                              5.625%, due 12/15/13                                    7,472,352
       180,000     L        Southern Natural Gas Co.,
                               7.350%, due 02/15/31                                     178,650
                                                                                 --------------
                                                                                     11,925,758
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            REAL ESTATE: 1.3%
$    3,249,000      S       EOP Operating LP, 7.750%,
                              due 11/15/07                                       $    3,727,691
     3,744,000     S,L      Liberty Property LP, 7.750%,
                              due 04/15/09                                            4,378,406
       548,000      S       Liberty Property Trust,
                              6.375%, due 08/15/12                                      590,765
     2,190,000      S       Simon Property Group LP,
                              4.875%, due 03/18/10                                    2,235,208
     4,152,000     S,L      Simon Property Group LP,
                              6.375%, due 11/15/07                                    4,582,799
                                                                                 --------------
                                                                                     15,514,869
                                                                                 --------------

                            RETAIL: 0.0%
       115,000     S,L      Dollar General Corp., 8.625%,
                              due 06/15/10                                              129,806
                                                                                 --------------
                                                                                        129,806
                                                                                 --------------

                            SAVINGS AND LOANS: 0.3%
     3,640,000      S       Washington Mutual, Inc.,
                              4.375%, due 01/15/08                                    3,745,484
                                                                                 --------------
                                                                                      3,745,484
                                                                                 --------------

                            SEMICONDUCTORS: 0.0%
        65,000     #,L      Amkor Technology, Inc.,
                              7.750%, due 05/15/13                                       70,038
                                                                                 --------------
                                                                                         70,038
                                                                                 --------------

                            TELECOMMUNICATIONS: 3.4%
       336,000    #,S,L     ACC Escrow Corp., 10.000%,
                              due 08/01/11                                              376,320
     1,168,000    #,S,L     American Tower Corp.,
                              9.375%, due 02/01/09                                    1,249,760
       497,000    #,S,L     American Towers, Inc.,
                              7.250%, due 12/01/11                                      508,183
     7,597,000     S,L      AT&T Corp., 8.050%,
                              due 11/15/11                                            8,759,629
     3,213,000     S,L      AT&T Wireless Services, Inc.,
                              8.125%, due 05/01/12                                    3,785,393
     1,001,000    @,S,L,**  MCI Communications Corp.,
                              0.000%, due 08/15/06                                      810,810
       993,000      L       Nextel Communications, Inc.,
                              7.375%, due 08/01/15                                    1,072,440
       967,000      S       Nextel Communications, Inc.,
                              9.375%, due 11/15/09                                    1,058,865
     1,022,000    #,S,L     Qwest Corp., 9.125%,
                              due 03/15/12                                            1,177,855
     1,207,000     #,S      Qwest Services Corp.,
                              13.500%, due 12/15/10                                   1,472,540
        20,000      L       Qwest Services Corp.,
                              14.000%, due 12/15/14                                      25,550
     3,423,000      S       Sprint Capital Corp., 6.000%,
                              due 01/15/07                                            3,658,961
     3,919,000      L       Sprint Capital Corp., 6.875%,
                              due 11/15/28                                            3,837,728
     3,587,000              TCI Communications Finance,
                              9.650%, due 03/31/27                                    4,340,270
     5,962,000     S,L      Verizon Florida, Inc., 6.125%,
                              due 01/15/13                                            6,393,743
$    2,000,000              Verizon Virginia, Inc., 4.625%,
                              due 03/15/13                                       $    1,931,836
                                                                                 --------------
                                                                                     40,459,883
                                                                                 --------------
                            Total Corporate Bonds
                              (Cost $362,915,661)                                   372,755,922
                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED
  SECURITIES: 26.0%

                            AGENCY : 0.4%
     4,676,604              Vendee Mortgage Trust,
                              5.850%, due 09/15/23                                    4,743,689
                                                                                 --------------
                                                                                      4,743,689
                                                                                 --------------

                            AUTOMOBILE: 1.1%
     9,200,000              Capital Auto Receivables
                              Asset Trust, 2.750%,
                              due 04/16/07                                            9,311,280
     4,320,000              Nissan Auto Receivables
                              Owner Trust, 2.610%,
                              due 07/15/08                                            4,327,290
                                                                                 --------------
                                                                                     13,638,570
                                                                                 --------------

                            COMMERCIAL: 6.6%
     6,167,579      L       Chase Manhattan Bank-First
                              Union National Bank,
                              7.439%, due 08/15/31                                    7,180,017
     1,750,000              CS First Boston Mortgage
                              Securities Corp., 3.382%,
                              due 05/15/38                                            1,672,534
     3,712,771      L       CS First Boston Mortgage
                              Securities Corp., 3.727%,
                              due 03/15/35                                            3,678,670
     5,200,000              First Union National
                              Bank-Bank of America
                              Commercial Mortgage
                              Trust, 6.136%, due 03/15/33                             5,703,661
     7,300,000              GE Capital Commercial
                              Mortgage Corp., 6.531%,
                              due 05/15/33                                            8,191,389
     6,350,000      L       JP Morgan Chase Commercial
                              Mortgage Securities Corp.,
                              6.162%, due 05/12/34                                    6,980,571
     9,380,000              JP Morgan Chase Commercial
                              Mortgage Securities Corp.,
                              6.244%, due 04/15/35                                   10,317,495
     7,030,000              LB-UBS Commercial Mortgage
                              Trust, 4.659%, due 12/15/26                             7,141,942
     2,000,000              LB-UBS Commercial Mortgage
                              Trust, 6.133%, due 12/15/30                             2,201,419
     5,220,000              LB-UBS Commercial Mortgage
                              Trust, 6.226%, due 03/15/26                             5,768,401
     4,500,000              LB-UBS Commercial Mortgage
                              Trust, 7.370%, due 08/15/26                             5,239,762
     9,380,000              Mortgage Capital Funding,
                              Inc., 6.663%, due 03/18/30                             10,448,672
     4,437,654              Prudential Commercial
                              Mortgage Trust, 3.669%,
                              due 02/11/36                                            4,390,179
                                                                                 --------------
                                                                                     78,914,712
                                                                                 --------------

                            CREDIT CARD: 1.1%
     8,800,000              Citibank Credit Card Issuance
                              Trust, 5.650%, due 06/16/08                             9,456,535

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            CREDIT CARD (CONTINUED)
$    3,460,000              Fleet Credit Card Master
                              Trust II, 2.400%,
                              due 07/15/08                                       $    3,469,013
                                                                                 --------------
                                                                                     12,925,548
                                                                                 --------------

                            HOME EQUITY: 3.1%
     9,163,559      XX      Bayview Financial Acquisition
                              Trust, 1.641%, due 12/28/34                             9,163,559
       695,000              Equity One Abs, Inc., 2.976%,
                              due 09/25/33                                              698,933
     6,425,471              Merrill Lynch Mortgage
                              Investors, Inc., 1.501%,
                              due 07/25/34                                            6,429,484
     2,345,873              Residential Asset Mortgage
                              Products, Inc., 1.429%,
                              due 06/25/33                                            2,344,328
     8,623,565              Residential Asset Securities
                              Corp., 1.429%, due 12/25/33                             8,623,565
     2,602,000              Residential Funding Mortgage
                              Securities II, 3.450%,
                              due 01/25/16                                            2,634,356
     7,465,000              Saxon Asset Securities Trust,
                              3.960%, due 06/25/33                                    7,356,370
                                                                                 --------------
                                                                                     37,250,595
                                                                                 --------------

                            OTHER ASSET BACKED SECURITIES: 0.8%
     3,958,906      XX      Amortizing Residential
                              Collateral Trust, 1.369%,
                              due 05/25/32                                            3,956,431
     2,154,000              Chase Funding Mortgage
                              Loan Asset-Backed
                              Certificates, 1.419%,
                              due 07/25/33                                            2,155,402
     3,256,000              Residential Asset Mortgage
                              Products, Inc., 2.140%,
                              due 02/25/30                                            3,182,986
                                                                                 --------------
                                                                                      9,294,819
                                                                                 --------------

                            WHOLE LOAN COLLATERALIZED MORTGAGE: 9.1%
     1,517,505              Bank of America Alternative
                              Loan Trust, 5.500%,
                              due 02/25/33                                            1,564,508
    10,450,392      XX      Bank of America Mortgage
                              Securities, 1.570%,
                              due 12/25/33                                           10,456,923
     3,484,286              Bank of America Mortgage
                              Securities, 4.413%,
                              due 03/25/33                                            3,536,721
     3,555,417      XX      Bank of America Mortgage
                              Securities, 5.500%,
                              due 11/25/33                                            3,535,418
     5,150,036              Bear Stearns Asset Backed
                              Securities, Inc., 5.625%,
                              due 11/25/32                                            5,239,067
     5,497,448              Citicorp Mortgage Securities,
                              Inc., 1.619%, due 10/25/33                              5,483,868
     3,552,501              Countrywide Alternative
                              Loan Trust, 1.519%,
                              due 07/25/18                                            3,545,518
     7,305,000              CS First Boston Mortgage
                              Securities Corp., 4.187%,
                              due 10/25/33                                            7,298,605
$   11,921,113              MASTR Alternative Loans
                              Trust, 6.500%, due 05/25/33                        $   12,315,831
     4,555,325      XX      MASTR Asset Securitization
                              Trust, 1.591%, due 11/25/33                             4,557,462
     3,047,355              MASTR Asset Securitization
                              Trust, 8.000%, due 06/25/33                             3,278,812
    12,496,000      XX      MLCC Mortgage Investors Inc,
                              1.469%, due 01/25/29                                   12,496,000
     7,296,192              Residential Accredit Loans,
                              Inc., 1.569%, due 03/25/18                              7,292,474
     9,941,621      XX      Sequoia Mortgage Trust,
                              1.469%, due 01/20/34                                    9,941,621
     9,574,492      XX      Washington Mutual, 1.720%,
                              due 01/25/34                                            9,568,508
     3,813,654              Washington Mutual, 5.000%,
                              due 06/25/18                                            3,882,487
     5,950,000              Wells Fargo Mortgage Backed
                              Securities Trust, 4.500%,
                              due 08/25/18                                            5,607,833
                                                                                 --------------
                                                                                    109,601,656
                                                                                 --------------

                            WHOLE LOAN COLLATERALIZED - OTHER: 1.3%
     2,801,520              Residential Funding Mtg Sec I,
                              0.000%, due 05/25/33                                    2,786,892
     5,503,205              Structured Asset Securities
                              Corp, 5.500%, due 07/25/33                              5,538,056
     7,362,000      XX      Thornburg Mortgage
                              Securities Trust, 1.499%,
                              due 12/25/33                                            7,362,001
                                                                                 --------------
                                                                                     15,686,949
                                                                                 --------------

                            WHOLE LOAN COLLATERALIZED PLANNED
                              AMORTIZATION CLASS: 2.5%
    11,056,409              GSR Mortgage Loan Trust,
                              1.519%, due 10/25/32                                   11,070,711
     8,072,390              MASTR Alternative Loans
                              Trust, 8.500%, due 05/25/33                             8,390,633
     7,610,000              Residential Funding Securities
                              Corp., 4.750%, due 02/25/33                             7,648,676
     2,351,187              Residential Funding Securities
                              Corp., 8.500%, due 05/25/33                             2,646,865
                                                                                 --------------
                                                                                     29,756,885
                                                                                 --------------
                            Total Collateralized Mortgage
                              Obligations and
                              Asset-Backed Securities
                              (Cost $309,980,837)                                   311,813,423
                                                                                 --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 39.1%
                            FEDERAL HOME LOAN MORTGAGE
                              CORPORATION: 11.8%
    20,687,990              1.813%, due 04/15/32                                     20,656,160
     1,477,000              4.000%, due 04/15/21                                      1,507,056
     5,780,000      L       4.250%, due 06/15/05                                      6,001,761
    22,171,279              5.500%, due 05/01/23                                     22,679,099
    13,500,360              5.500%, due 05/15/31                                     13,721,557
     5,435,000              5.875%, due 03/21/11                                      5,899,834
     7,875,000              6.000%, due 01/15/28                                      8,263,262
    44,630,000      W       6.000%, due 01/15/34                                     46,122,337
    13,371,000      W       6.500%, due 01/15/34                                     14,006,123
       514,279              7.500%, due 12/01/11                                        548,997
     1,869,397              7.500%, due 11/01/28                                      2,011,622
                                                                                 --------------
                                                                                    141,417,808
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            FEDERAL NATIONAL MORTGAGE ASSOCIATION: 24.3%
$    6,896,945              1.541%, due 10/25/33                                 $    6,920,127
    12,235,000      L       2.375%, due 04/13/06                                     12,236,284
       695,000              2.859%, due 12/26/29                                        694,073
    12,455,000      L       2.875%, due 05/19/08                                     12,163,379
     5,735,000      L       4.000%, due 09/02/08                                      5,814,011
    10,904,000              4.000%, due 06/25/16                                     11,106,709
     5,000,000      W       4.500%, due 01/15/19                                      5,006,250
     5,939,000              4.750%, due 12/25/42                                      6,141,552
    37,710,000      W       5.000%, due 01/01/17                                     38,464,199
    46,385,000      W       5.000%, due 01/15/34                                     45,906,677
    16,530,000      L       5.250%, due 04/15/07                                     17,805,851
        55,763              5.500%, due 11/01/16                                         57,873
       520,388              5.500%, due 12/01/16                                        540,081
       302,601              5.500%, due 12/01/16                                        314,053
       342,253              5.500%, due 02/01/17                                        355,172
        28,180              5.500%, due 04/01/17                                         29,242
       600,467              5.500%, due 04/01/17                                        623,095
       420,307              5.500%, due 09/01/17                                        436,146
       450,832              5.500%, due 11/01/17                                        467,821
        95,271              5.500%, due 02/01/18                                         98,861
        24,554              5.500%, due 03/01/18                                         25,480
       506,983              5.500%, due 04/01/18                                        526,135
        26,423              5.500%, due 06/01/18                                         27,421
       479,736              5.500%, due 06/01/18                                        497,858
       419,837              5.500%, due 10/01/18                                        435,658
    15,530,000      W       5.500%, due 01/01/33                                     15,733,830
       464,184              6.000%, due 06/01/16                                        487,550
     3,134,524              6.000%, due 07/01/16                                      3,292,309
        42,400              6.000%, due 08/01/16                                         44,535
       264,523              6.000%, due 03/01/17                                        277,865
     3,226,856              6.000%, due 03/01/17                                      3,389,608
     5,092,860              6.000%, due 04/01/17                                      5,349,726
       337,930              6.000%, due 08/01/17                                        354,974
     3,613,744              6.000%, due 09/01/17                                      3,796,009
     8,080,497              6.000%, due 07/25/24                                      8,451,629
     1,741,928              6.000%, due 07/01/29                                      1,805,174
     8,575,806              6.000%, due 07/25/29                                      8,899,759
     3,645,797              6.000%, due 07/25/29                                      3,783,394
    21,990,000      W       6.000%, due 01/15/34                                     22,732,162
     8,000,000              6.500%, due 09/25/23                                      8,503,581
     8,124,848              6.500%, due 08/01/29                                      8,505,018
       671,025              6.500%, due 01/01/32                                        702,025
       871,221              6.500%, due 09/01/32                                        911,560
       570,325              6.500%, due 10/01/32                                        596,731
     1,137,010              6.500%, due 10/01/32                                      1,189,655
        67,330              7.000%, due 08/01/25                                         71,518
        76,610              7.000%, due 10/01/25                                         81,375
        27,897              7.000%, due 11/01/25                                         29,632
        96,591              7.000%, due 12/01/25                                        102,598
        54,002              7.000%, due 12/01/25                                         57,361
       120,302              7.000%, due 12/01/25                                        127,784
        79,199              7.000%, due 02/01/26                                         84,125
       184,710              7.000%, due 02/01/26                                        196,198
       145,567              7.000%, due 03/01/26                                        154,533
        62,542              7.000%, due 03/01/26                                         66,394
       171,672              7.000%, due 03/01/26                                        182,349
        63,646              7.000%, due 03/01/26                                         67,566
        96,799              7.000%, due 03/01/26                                        102,819
       664,605              7.000%, due 01/01/30                                        704,469
     6,050,889              7.000%, due 06/01/31                                      6,415,866
     1,262,329              7.000%, due 06/01/32                                      1,337,080
       347,080              7.500%, due 07/01/11                                        371,390
       481,995              7.500%, due 10/01/30                                        515,237
$      396,128              7.500%, due 11/01/30                                 $      423,449
       261,742              7.500%, due 11/01/30                                        279,794
     5,251,270              7.500%, due 06/25/32                                      5,737,012
     6,643,260              7.500%, due 01/25/48                                      7,257,761
       728,464              10.000%, due 02/25/19                                       826,779
                                                                                 --------------
                                                                                    290,694,191
                                                                                 --------------

                            GOVERNMENT NATIONAL MORTGAGE
                              ASSOCIATION: 3.0%
       463,523              4.375%, due 04/20/28                                        474,190
       312,061              5.000%, due 12/20/29                                        318,914
     3,600,000      W       6.000%, due 01/01/34                                      3,741,750
    11,015,726              6.500%, due 10/15/31                                     11,623,252
       336,261              7.000%, due 04/15/26                                        359,665
       291,155              7.000%, due 04/15/26                                        311,420
       270,846              7.000%, due 04/15/26                                        289,697
       488,518              7.000%, due 04/15/26                                        522,520
     1,016,496              7.000%, due 05/15/32                                      1,083,591
       107,379              7.500%, due 04/15/22                                        116,020
        15,001              7.500%, due 05/15/22                                         16,208
         6,903              7.500%, due 06/15/22                                          7,458
         7,295              7.500%, due 06/15/22                                          7,882
        10,194              7.500%, due 08/15/22                                         11,015
         9,685              7.500%, due 06/15/24                                         10,445
        10,235              7.500%, due 06/15/24                                         11,039
        65,802              7.500%, due 01/15/26                                         70,824
         5,486              7.500%, due 07/15/26                                          5,905
        87,312              7.500%, due 03/15/29                                         93,766
       174,893              7.500%, due 04/15/29                                        187,823
         3,947              7.500%, due 08/15/29                                          4,239
       357,791              7.500%, due 08/15/29                                        384,242
       126,614              7.500%, due 09/15/29                                        135,974
       103,178              7.500%, due 10/15/29                                        110,806
       174,423              7.500%, due 12/15/29                                        187,331
       106,959              7.500%, due 01/15/30                                        114,831
       381,389              7.500%, due 02/15/30                                        409,460
         2,717              7.500%, due 02/15/30                                          2,917
       158,047              7.500%, due 05/15/30                                        169,679
        30,078              7.500%, due 06/15/30                                         32,292
        36,348              7.500%, due 06/15/30                                         39,023
         5,418              7.500%, due 07/15/30                                          5,817
         4,444              7.500%, due 07/15/30                                          4,771
       126,962              7.500%, due 07/15/30                                        136,307
         2,845              7.500%, due 08/15/30                                          3,054
        44,467              7.500%, due 08/15/30                                         47,740
         3,600              7.500%, due 08/15/30                                          3,865
       192,198              7.500%, due 10/15/30                                        206,344
         4,016              7.500%, due 11/15/30                                          4,312
         3,567              7.500%, due 11/15/30                                          3,829
         4,157              7.500%, due 11/15/30                                          4,463
         4,030              7.500%, due 11/15/30                                          4,325
       900,075              7.500%, due 11/20/30                                        959,121
         4,585              7.500%, due 12/15/30                                          4,923
       100,549              7.500%, due 12/15/30                                        107,950
         3,074              7.500%, due 01/15/31                                          3,299
         3,163              7.500%, due 01/15/31                                          3,394
         5,047              7.500%, due 01/15/31                                          5,417
         3,529              7.500%, due 02/15/31                                          3,788
        75,540              7.500%, due 02/15/31                                         81,077
         5,601              7.500%, due 02/15/31                                          6,011
           913              7.500%, due 02/15/31                                            980
         1,010              7.500%, due 02/15/31                                          1,084
         3,173              7.500%, due 02/15/31                                          3,407
        11,325              7.500%, due 03/15/31                                         12,156

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            GOVERNMENT NATIONAL MORTGAGE
                              ASSOCIATION (CONTINUED)
$       62,588              7.500%, due 03/15/31                                 $       67,176
       107,404              7.500%, due 04/15/31                                        115,276
        26,035              7.500%, due 09/15/31                                         27,943
     2,500,416              7.500%, due 12/15/31                                      2,684,319
       338,282              7.500%, due 01/15/32                                        363,197
       261,667              7.500%, due 02/15/32                                        280,849
        53,694              7.500%, due 03/15/32                                         57,630
       294,210              7.500%, due 03/15/32                                        315,880
        16,560              7.500%, due 04/15/32                                         17,774
       205,768              7.500%, due 05/15/32                                        220,852
       304,058              7.500%, due 06/15/32                                        326,348
        85,914              7.500%, due 06/15/32                                         92,213
       305,970              7.500%, due 07/15/32                                        328,400
       575,325              7.500%, due 08/15/32                                        617,501
     1,947,405              7.500%, due 09/15/32                                      2,090,166
     5,202,978              8.000%, due 12/15/17                                      5,731,700
                                                                                 --------------
                                                                                     35,808,836
                                                                                 --------------
                            Total U.S. Government
                              Agency Obligations
                              (Cost $463,287,803)                                   467,920,835
                                                                                 --------------

U.S. TREASURY OBLIGATIONS: 7.6%

                            U.S. TREASURY BONDS: 2.9%
    13,436,000     S,L      5.375%, due 02/15/31                                     14,015,965
    18,500,000     S,L      6.250%, due 08/15/23                                     21,092,183
                                                                                 --------------
                                                                                     35,108,148
                                                                                 --------------

                            U.S. TREASURY NOTES: 3.5%
     6,866,000     S,L      1.875%, due 11/30/05                                      6,881,023
     6,867,000              1.875%, due 12/31/05                                      6,873,709
     1,637,000     S,L      2.625%, due 11/15/06                                      1,651,964
    16,632,000     S,L      3.375%, due 12/15/08                                     16,750,253
     8,849,000     S,L      4.250%, due 11/15/13                                      8,842,089
                                                                                 --------------
                                                                                     40,999,038
                                                                                 --------------

                            U.S. TREASURY STRIP PRINCIPAL: 1.2%
    27,550,000     S,L      5.060%, due 05/15/16                                     14,954,278
                                                                                 --------------
                                                                                     14,954,278
                                                                                 --------------
                            Total U.S. Treasury Obligations
                              (Cost $91,304,411)                                     91,061,464
                                                                                 --------------

OTHER BONDS: 4.4%

                            SOVEREIGN: 4.4%
     2,207,000   @@,**,S    ARG Boden, 5.490%,
                              due 08/03/12                                            1,385,555
     2,765,000    @@,S      Brazilian Government Intl.
                              Bond, 2.188%, due 04/15/12                              2,500,213
     2,550,000    @@,S      Brazilian Government Intl.
                              Bond, 10.000%,
                              due 08/07/11                                            2,830,500
     1,954,000     @@       Brazilian Government Intl.
                              Bond, 11.000%,
                              due 08/17/40                                            2,159,170
     3,632,000  @@,XX,S     Central Bank of Nigeria,
                              5.090%, due 01/05/10                                    1,380,160
     2,615,000    @@,S      Colombia Government Intl.
                              Bond, 10.000%,
                              due 01/23/12                                            2,876,500
$      828,000    @@,L      Colombia Government Intl.
                              Bond, 11.750%,
                              due 02/25/20                                       $    1,001,880
     2,068,000    @@,S      Dominican Republic Intl.
                              Bond, 9.040%, due 01/23/13                              1,580,434
     2,099,000     @@       Ecuador Government Intl.
                              Bond, 7.000%, due 08/15/30                              1,629,666
     2,150,000    @@,S      Mexico Government Intl.
                              Bond, 4.625%, due 10/08/08                              2,182,250
     3,202,000     @@       Mexico Government Intl.
                              Bond, 6.625%, due 03/03/15                              3,322,075
     1,777,707    @@,L      Panama Government Intl.
                              Bond, 1.938%, due 07/17/16                              1,554,546
       260,000   @@,S,L     Panama Government Intl.
                              Bond, 9.375%, due 07/23/12                                297,700
       879,000     @@       Peru Government Intl. Bond,
                              4.500%, due 03/07/17                                      789,668
     1,259,000    @@,S      Peru Government Intl. Bond,
                              9.125%, due 02/21/12                                    1,410,080
     2,857,000     @@       Philippine Government Intl.
                              Bond, 9.875%, due 01/15/19                              3,035,563
     2,084,000     @@       Republic of Bulgaria, 8.250%,
                              due 01/15/15                                            2,468,404
     1,137,000     @@       Republic of Salvador, 7.750%,
                              due 01/24/23                                            1,208,882
     7,196,000     @@       Russia Government Intl. Bond,
                              5.000%, due 03/31/30                                    6,917,154
       521,000    @@,L      Turkey Government Intl.
                              Bond, 9.500%, due 01/15/14                                604,360
     3,372,000    @@,S      Turkey Government Intl. Bond,
                              12.375%, due 06/15/09                                   4,333,020
       569,000 #,@@,S,L     Ukraine Government Intl.
                              Bond, 7.650%, due 06/11/13                                594,605
       639,620  #,@@,S      Ukraine Government Intl.
                              Bond, 11.000%,
                              due 03/15/07                                              712,850
       498,000   @@,S       Uruguay Government Intl.
                              Bond, 7.250%, due 02/15/11                                432,015
     1,238,000   @@,L       Uruguay Government Intl.
                              Bond, 7.500%, due 03/15/15                                996,590
     2,539,000    @@        Venezuela Government Intl.
                              Bond, 9.250%, due 09/15/27                              2,323,185
     2,440,000  #,@@,L      Venezuela Government Intl.
                              Bond, 10.750%,
                              due 09/19/13                                            2,616,900
                                                                                 --------------
                              Total Other Bonds
                              (Cost $48,600,892)                                     53,143,925
                                                                                 --------------

SHARES                                                                                VALUE
-----------------------------------------------------------------------------------------------
PREFERRED STOCK: 1.4%
                            AUTO PARTS AND EQUIPMENT: 0.4%
       202,640              Delphi Trust I                                            5,337,538
                                                                                 --------------
                                                                                      5,337,538
                                                                                 --------------
                            BANKS: 0.6%
           620    #,XX      DG Funding Trust                                          6,726,999
                                                                                 --------------
                                                                                      6,726,999
                                                                                 --------------
                            MEDIA: 0.0%
           400              Cablevision Systems Corp.                                    42,100
         1,150              Primedia, Inc.                                              112,988
                                                                                 --------------
                                                                                        155,088
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            OIL AND GAS: 0.4%
$      166,000      @@      Nexen, Inc.                                          $    4,340,900
                                                                                 --------------
                                                                                      4,340,900
                                                                                 --------------
                            Total Preferred Stock
                              (Cost $16,108,149)                                     16,560,525
                                                                                 --------------

WARRANTS: 0.0%

                            BANKS: 0.0%
           750      XX      Central Bank of Nigeria                                          --
                                                                                 --------------
                            Total Warrants (Cost $630)                                       --
                                                                                 --------------
                            Total Long-Term Investments
                              (Cost $1,292,198,383)                               1,313,256,094
                                                                                 --------------

SHORT-TERM INVESTMENTS: 5.7%

                            COMMERCIAL PAPER: 3.0%
     5,700,000      S       Concord Minuteman Cap
                              B-CPIB, 1.180%, due 01/05/05                            5,702,229
     1,500,000      S       Concord Minuteman Cap
                              B-CPIB, 1.180%, due 01/10/05                            1,500,000
     5,600,000      S       Concord Minuteman Cap
                              B-CPIB, 1.180%, due 01/10/05                            5,600,000
     4,700,000      S       Daimler Chrysler, 1.330%,
                              due 01/15/04                                            4,697,791
     3,000,000      S       General Motors Acceptance
                              Corp., 1.350%, due 01/09/04                             2,999,220
     5,000,000      S       General Motors Acceptance
                              Corp., 1.370%, due 01/08/04                             4,998,900
     4,000,000              General Motors Acceptance
                              Corp., 1.370%, due 01/14/04                             3,998,240
     6,000,000      S       Royal Bank of Scotland,
                              1.410%, due 10/21/04                                    6,006,540
                                                                                 --------------
                                                                                     35,502,920
                                                                                 --------------

                            REPURCHASE AGREEMENT: 2.7%
    32,391,000      S       Goldman Sachs Repurchase
                              Agreement dated 12/31/03,
                              0.990%, due 01/02/04,
                              $32,392,782 to be
                              received upon repurchase
                              (Collateralized by various
                              U.S. Government Agency
                              Obligations, 0.000%-8.065%,
                              Market Value $33,042,368,
                              due 01/21/04-04/26/29)                                 32,391,000
                                                                                 --------------
                                                                                     32,391,000
                                                                                 --------------
                            Total Short-term
                            Investments
                              (Cost $67,883,862)                                 $   67,893,920
                                                                                 --------------

                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $1,360,082,245)*                   115.3%          $1,381,150,014
                            OTHER ASSETS AND
                              LIABILITIES-NET                    (15.3)            (183,346,559)
                                                                 -----           --------------
                            NET ASSETS                           100.0%          $1,197,803,455
                                                                 =====           ==============

@      Non-income producing security
@@     Foreign Issuer
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Trustees.
W      When-issued or delayed delivery security.
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
**     Defaulted security
S Segregated securities for futures, when-issued or delayed delivery securities held at December 31, 2003.
C      Bond may be called prior to maturity date.
* Cost for federal income tax purposes is $1,360,499,295. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                      $   25,552,659
              Gross Unrealized Depreciation                          (4,901,940)
                                                                 --------------
              Net Unrealized Appreciation                        $   20,650,719
                                                                 ==============

Information concerning open futures contracts at December 31, 2003 is shown below:

                              NOTIONAL
                 NO. OF        MARKET     EXPIRATION   UNREALIZED
                CONTRACTS      VALUE         DATE      GAIN/(LOSS)
                --------------------------------------------------
LONG CONTRACT
U.S. 2 Year
Treasury Note      334     $  71,491,658    Mar-04    $    535,863
                           =============              ============

SHORT CONTRACT
U.S. 10 Year
Treasury Note      668     $ (73,695,848)   Mar-04    $ (1,297,593)
                           =============              ============

                 See Accompanying Notes to Financial Statements

ING
VP
Money
Market Portfolio(1)             PORTFOLIO OF INVESTMENTS as of December 31, 2003

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
CORPORATE NOTES: 44.2%
$   12,700,000              Associates Corp Of N. America,
                              5.800%, due 04/20/04                               $   12,876,289
     9,760,000              Bank of America Corp, 5.750%,
                              due 03/01/04                                            9,830,475
     9,500,000      #       Bank of New York Co., Inc.,
                              1.131%, due 01/27/05                                    9,500,000
     5,800,000              Bank Of Scotland, 1.170%,
                              due 01/22/04                                            5,800,348
    18,100,000              Bank One Delaware NA, 1.390%,
                              due 08/06/04                                           18,131,259
    16,000,000              Bank One NA Illinois, 1.040%,
                              due 02/24/04                                           16,000,000
    16,000,000              Bank One NA Illinois, 1.040%,
                              due 03/04/04                                           16,000,000
    14,000,000              Bank One NA Illinois, 1.200%,
                              due 02/23/04                                           14,002,840
    17,900,000              Barclays Bank PLC, 1.030%,
                              due 03/08/04                                           17,900,000
     9,200,000              Bear Stearns Cos., Inc., 1.770%,
                              due 05/24/04                                            9,223,000
    17,000,000      #       BellSouth Corp, 4.160%,
                              due 04/26/04                                           17,148,750
    16,000,000              BP Capital Markets PLC, 1.045%,
                              due 03/08/04                                           16,000,000
    11,300,000              Chase Manhattan Bank USA,
                              1.100%, due 06/30/04                                   11,300,000
    19,000,000              Citigroup Global Markets Holdings,
                              Inc., 1.269%, due 02/20/04                             19,004,807
    18,850,000              General Electric Capital Corp.,
                              1.141%, due 01/28/04                                   18,851,527
    16,000,000              General Electric Capital Corp.,
                              1.250%, due 01/07/05                                   16,020,000
    14,650,000              GTE North Inc, 6.000%,
                              due 01/15/04                                           14,668,313
    19,500,000      #       HBOS Treasury Services PLC,
                              1.160%, due 01/24/05                                   19,503,315
    14,000,000      #       HBOS Treasury Services PLC,
                              1.176%, due 08/23/04                                   14,008,456
     6,100,000              Heller Financial, Inc., 6.000%,
                              due 03/19/04                                            6,161,000
    23,900,000              KeyBank National Association,
                              1.183%, due 08/03/04                                   23,911,616
    13,800,000              Lehman Brothers Holdings, Inc.,
                              1.470%, due 06/10/04                                   13,821,169
    23,950,000              Merrill Lynch & Co., Inc., 1.470%,
                              due 03/08/04                                           23,979,938
    18,000,000              Rabobank Nederland NV/NY,
                              1.043%, due 01/22/04                                   18,001,980
    18,000,000              Rabobank Nederland NV/NY,
                              1.045%, due 01/23/04                                   18,000,000
    30,000,000      #       SBC Communications, Inc., 4.180%,
                              due 06/05/04                                           30,482,760
    31,000,000              Toyota Motor Credit Corp.,
                              1.104%, due 01/16/04                                   30,999,999
    13,800,000              US Bank National Association,
                              1.300%, due 04/13/04                                   13,802,401
     3,920,000              Verizon New Jersey, Inc., 5.875%,
                              due 02/01/04                                            3,934,700
     8,000,000              Wachovia Bank NA/Charlotte,
                              1.350%, due 06/08/04                                    8,009,289
     5,600,000              Wachovia Bank NA/Charlotte,
                              1.410%, due 02/20/04                                    5,600,000
$    9,800,000              Wachovia Bank NA/Charlotte,
                              1.450%, due 07/30/04                               $    9,819,944
    14,100,000              Washington Mutual Bank,
                              1.159%, due 07/29/04                                   14,101,932
    13,700,000              Washington Mutual Bank FA,
                              1.480%, due 05/17/04                                   13,717,125
    18,000,000              Wells Fargo Bank NA, 1.081%,
                              due 01/26/04                                           18,000,000
     9,000,000              Wells Fargo Bank NA, 1.110%,
                              due 02/06/04                                            9,000,000
    10,000,000              Wells Fargo/Old, 1.160%,
                              due 02/01/05                                           10,000,000
                                                                                 --------------
                            Total Corporate Notes
                              (Cost $546,962,959)                                   547,113,232
                                                                                 --------------

COMMERCIAL PAPER: 27.0%
    12,300,000              Blue Ridge Asset Funding,
                              0.000%, due 01/14/04                                   12,300,000
    10,000,000              Concord Minuteman Cap
                              B-CPIB, 1.180%, due 01/05/05                           10,003,910
    28,000,000              Concord Minuteman Cap
                            B-CPIB, 1.180%, due 01/10/05                             28,000,000
    14,200,000              Concord Minutemen, .000%,
                              due 01/13/04                                           14,195,030
     9,500,000              Concord Minutemen Cap,
                              1.160%, due 01/13/05                                    9,500,038
    12,600,000              Crown Point Cap, 1.100%,
                              due 02/03/04                                           12,584,250
    12,000,000              Crown Point Cap Co., 1.170%,
                              due 05/14/04                                           11,955,000
    12,500,000              Edison Asset Securitization,
                              0.000%, due 01/12/04                                   12,500,000
     6,000,000              Household Finance Corp.,
                              0.000%, due 01/06/04                                    5,999,083
    12,300,000              Jupiter Securitization, 1.080%,
                              due 01/29/04                                           12,284,624
    18,300,000     #,I      Money Market Trust, 1.250%,
                              due 02/19/04                                           18,300,000
    13,500,000     #,I      Money Market Trust LLY,
                              1.220%, due 12/03/04                                   13,500,000
    31,400,000     #,I      Money Market Trust Series A,
                              1.313%, due 01/07/05                                   31,400,000
    12,200,000              Morgan Stanley Dean Witter,
                              1.080%, due 02/04/04                                   12,187,556
    12,600,000              Old Line Funding Corp., 1.100%,
                              due 01/21/04                                           12,592,300
    13,500,000              Royal Bank of Scotland,
                              1.410%, due 10/21/04                                   13,498,913
    12,500,000              St. Germain Holdings, .000%,
                              due 01/02/04                                           12,500,000
    12,300,000              St. Germain Holdings, .000%,
                              due 01/08/04                                           12,300,000
    12,500,000              St. Germain Holdings, .000%,
                              due 01/09/04                                           12,500,000
    12,200,000              Thunder Bay Funding, 1.090%,
                              due 02/09/04                                           12,184,750
    12,400,000              Variable Funding, 1.080%,
                              due 01/20/04                                           12,400,000
    24,600,000              Verizon Global Funding,
                              1.260%, due 01/11/05                                   24,601,501
     5,000,000              Windmill Funding, .000%,
                              due 01/30/04                                            4,993,750

                 See Accompanying Notes to Financial Statements

ING
VP
Money
Market Portfolio(1) PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
$   12,300,000              Windmill Funding, 1.080%,
                              due 01/27/04                                       $   12,284,625
                                                                                 --------------
                            Total Commercial Paper
                              (Cost $334,545,661)                                   334,565,330
                                                                                 --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.8%

                            FEDERAL HOME LOAN BANK: 4.0%
    12,700,000                1.500%, due 12/07/04                                   12,731,750
     7,800,000                1.510%, due 12/08/04                                    7,800,000
    20,200,000                5.375%, due 01/05/04                                   20,209,283
     8,900,000                5.500%, due 02/25/04                                    8,957,485
                                                                                 --------------
                                                                                     49,698,518
                                                                                 --------------

                            FEDERAL HOME LOAN MORTGAGE
                              CORPORATION: 2.6%
    28,000,000      L        3.250%, due 01/15/04                                    28,020,975
     3,900,000               3.400%, due 02/20/04                                     3,909,750
                                                                                 --------------
                                                                                     31,930,725
                                                                                 --------------

                            FEDERAL NATIONAL MORTGAGE
                              ASSOCIATION: 8.2%
    15,700,000               1.200%, due 08/23/04                                    15,700,000
    13,700,000               1.250%, due 08/27/04                                    13,700,000
    13,800,000               1.300%, due 08/30/04                                    13,800,000
    13,500,000               1.350%, due 11/02/04                                    13,501,229
    13,200,000               1.430%, due 11/15/04                                    13,202,653
     7,500,000               1.450%, due 09/14/04                                     7,501,530
     8,000,000               1.630%, due 01/03/05                                     8,010,000
    16,000,000      L        5.125%, due 02/13/04                                    16,071,564
                                                                                 --------------
                                                                                    101,486,976
                                                                                 --------------
                            Total U.S. Government
                              Agency Obligations
                              (Cost $183,067,172)                                   183,116,219
                                                                                 --------------

CERTIFICATES OF DEPOSIT: 3.5%
    11,700,000              Dexia Bank, 1.508%,
                              due 12/07/04                                           11,715,678
    13,600,000              HBOS Treasury Services,
                              1.120%, due 01/28/04                                   13,600,198
    17,900,000              State Street Bank & Trust,
                              1.220%, due 07/06/04                                   17,905,549
                                                                                 --------------
                            Total Certificates Of Deposit
                              (Cost $43,201,016)                                     43,221,425
                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.1%
     5,572,674              Chase Manhattan Auto Owner
                              Trust, 1.060%, due 08/16/04                             5,575,735
     4,730,847              John Deere Owner Trust,
                              1.081%, due 08/13/04                                    4,730,043
    13,900,000    #,X,I     Newcastle CDO I Ltd., 1.171%,
                              due 02/24/04                                           13,900,000
    13,700,000    #,XX      Putnam Structured Product CDO,
                              1.183%, due 02/16/04                                   13,700,000
                                                                                 --------------
                            Total Collateralized
                              Mortgage Obligations
                              (Cost $37,903,522)                                     37,905,778
                                                                                 --------------
                            Total Short-Term
                              Investments
                              (Cost $1,145,680,330)                               1,145,921,984
                                                                                 --------------
                            REPURCHASE AGREEMENT: 7.1%
$   87,454,000              Goldman Sachs Repurchase
                              Agreement dated 12/31/03,
                              0.990%, due 01/02/04,
                              $87,458,810 to be received
                              upon repurchase
                              (Collateralized by
                              various U.S. Government
                              Agency Obligations,
                              0.000%-6.000%,
                              Market Value $89,276,935
                              due 11/12/04-08/15/23)                             $   87,454,000
                                                                                 --------------
                            Total Repurchase Agreement
                              (Cost $87,454,000)                                     87,454,000
                                                                                 --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $1,233,134,330)*                    99.7%          $1,233,375,984
                            OTHER ASSETS AND
                              LIABILITIES-NET                      0.3                4,207,642
                                                                 -----           --------------
                            NET ASSETS                           100.0%          $1,237,583,626
                                                                 =====           ==============

(1) All securities with a maturity date greater than one year have either a variable rate, a demand feature, are prerefunded, a optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
X Fair value determined by ING Funds Pricing Committee appointed by the Portfolio's Board of Trustees.
XX Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures.
I      Illiquid Security
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Trustees.
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                                      $      275,363
              Gross Unrealized Depreciation                                             (33,709)
                                                                                 --------------
              Net Unrealized Appreciation                                        $      241,654
                                                                                 ==============

                                                                                 PERCENTAGE OF
INDUSTRY                                                                           NET ASSETS
-----------------------------------------------------------------------------------------------
Automobile Sequential                                                                  0.4%
Commercial Banks-Central U.S.                                                          6.8
Commercial Banks-Eastern U.S.                                                          9.1
Commercial Banks-Southern U.S.                                                         1.9
Diversified Financial Services                                                         3.9
Fiduciary Banks                                                                        0.8
Finance-Auto Loans                                                                     2.5
Finance-Commercial                                                                     0.5
Finance-consumer loans                                                                 0.5
Finance-Investment Banker/Broker                                                       6.3
Finance-other services                                                                 1.0
Money Center Banks                                                                     5.4
Oil Comp-Integrated                                                                    1.3
Other Asset Backed Security                                                            2.6
S&L/Thrifts-Western U.S.                                                               2.2
Sovereign Agency                                                                      14.8
Special Purpose Entity                                                                21.5
Super-Regional Banks-U.S.                                                              3.8
Telecom Services                                                                       2.0
Telephone-Integrated                                                                   5.3
Repurchase Agreement                                                                   7.1
Other Assets and Liabilities, Net                                                      0.3
                                                                                     -----
NET ASSETS                                                                           100.0%
                                                                                     =====

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)

Dividends paid during the year ended December 31, 2003 were as follows:

FUND NAME                                         TYPE            PER SHARE AMOUNT
---------                                         ----            ----------------
International Equity
    Class R                                        NII               $  0.0674
    Class S                                        NII               $  0.0633

Small Company
    Class R                                        NII               $  0.0394
    Class S                                        NII               $  0.0281

Value Opportunity
    Class R                                        NII               $  0.0826
    Class S                                        NII               $  0.0714

Balanced
    Class R                                        NII               $  0.2357
    Class S                                        NII               $  0.2334

Bond
    Class R                                        NII               $  0.1083
    Class S                                        NII               $  0.0934
    Class R                                       STCG               $  0.1217
    Class S                                       STCG               $  0.1217

Money Market
    Class R                                        NII               $  0.2034

----------
NII -- Net investment income

STCG -- Short-term capital gain

Of the ordinary distributions made during the year ended December 31, 2003, the following percentages qualify for the dividends received deduction available to corporate shareholders:

International Equity                            23.05%
Small Company                                     100%
Value Opportunity                               11.92%
Balanced                                        42.67%
Bond                                               --
Money Market                                       --

The foreign taxes paid or withheld of $87,834 in total and $0.02 per share for the International Equity Portfolio represents taxes incurred by the Portfolio from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Portfolios. In January 2004, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2003.

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Portfolios are managed under the direction of the Portfolios' Board of Directors. Information pertaining to the Director and Officers of the Portfolios is set forth below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                  TERM OF                                 NUMBER OF
                                                 OFFICE AND         PRINCIPAL           PORTFOLIOS IN          OTHER
                                  POSITION(S)    LENGTH OF        OCCUPATION(S)          FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS               HELD WITH       TIME            DURING THE             OVERSEEN             HELD BY
         AND AGE                    COMPANY      SERVED(1)       PAST FIVE YEARS         BY DIRECTOR          DIRECTOR
       -------------              -----------    ----------      ---------------        -------------       -------------
INDEPENDENT DIRECTORS

Albert E. DePrince, Jr.           Director      June,        Director, Business and          54                  --
7337 E. Doubletree Ranch Road                   1998         Economic Research
Scottsdale, AZ 85258                            to           Center (1999 to
Born: 1941                                      Present      present) and Professor
                                                             of Economics and
                                                             Finance, Middle
                                                             Tennessee State
                                                             University (1991 to
                                                             present).

Maria T. Fighetti                 Director      April,       Formerly, Associate             54                  --
7337 E. Doubletree Ranch Road                   1994         Commissioner, Contract
Scottsdale, AZ 85258                            to           Management -- Health
Born: 1943                                      Present      Services for New York
                                                             City Department of
                                                             Mental Health, Mental
                                                             Retardation and Alcohol
                                                             Services (1973 to
                                                             2002).

Sidney Koch                       Director      April,       Financial Adviser and           54                  --
7337 E. Doubletree Ranch Road                   1994         Self-Employed
Scottsdale, AZ 85258                            to           (January 1993 to
Born: 1935                                      Present      present).

Corine T. Norgaard                Director      June,        Dean, Barney School of          54        Director/Trustee, Mass
7337 E. Doubletree Ranch Road                   1991         Business, University of                   Mutual Corporate
Scottsdale, AZ 85258                            to           Hartford (August 1996                     Investors
Born: 1937                                      Present      to present).

Edward T. O'Dell                  Director      June,        Formerly,                       54                  --
7337 E. Doubletree Ranch Road                   2002         Partner/Chairman of
Scottsdale, AZ 85258                            to           Financial Service Group,
Born: 1935                                      Present      Goodwin Proctor LLP
                                                             (June 1966 to September
                                                             2000); Chairman,
                                                             Committee I --
                                                             International Bar
                                                             Association (1995 to
                                                             1999).

Joseph E. Obermeyer(2)            Director      January,     President, Obermeyer &          54                  --
7337 E. Doubletree Ranch Road                   2003         Associates, Inc.
Scottsdale, AZ 85258                            to           (November 1999 to
Born: 1957                                      Present      present) and Senior
                                                             Manager, Arthur
                                                             Anderson LLP (1995 to
                                                             October 1999).

                                                  TERM OF                                 NUMBER OF
                                                 OFFICE AND         PRINCIPAL           PORTFOLIOS IN          OTHER
                                  POSITION(S)    LENGTH OF        OCCUPATION(S)          FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS               HELD WITH       TIME            DURING THE             OVERSEEN             HELD BY
         AND AGE                    COMPANY      SERVED(1)       PAST FIVE YEARS         BY DIRECTOR          DIRECTOR
       -------------              -----------    ----------      ---------------        -------------       -------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox(3)                   Director      December,    President and Chief             54        Mr. Fox is a Director of
Aeltus Investment                               1997         Executive Officer                         IPC Financial Network,
Management, Inc.                                to           (April 2001 to present),                  Inc.
10 State House Square                           Present      Managing Director and
Hartford, CT                                                 Chief Operating Officer
Born: 1955                                                   (April 1994 to April
                                                             2001), Chief Financial
                                                             Officer (April 1994 to
                                                             July 2001), Aeltus
                                                             Investment Management,
                                                             Inc.; Executive Vice
                                                             President (April 2001 to
                                                             present), Director,
                                                             Chief Operating Officer
                                                             (February 1995 to
                                                             present), Chief
                                                             Financial Officer,
                                                             Managing Director
                                                             (February 1995 to April
                                                             2001), Aeltus Capital,
                                                             Inc.

                                                  TERM OF                                 NUMBER OF
                                                 OFFICE AND         PRINCIPAL           PORTFOLIOS IN          OTHER
                                  POSITION(S)    LENGTH OF        OCCUPATION(S)          FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS               HELD WITH       TIME            DURING THE             OVERSEEN             HELD BY
         AND AGE                    COMPANY      SERVED(1)       PAST FIVE YEARS         BY DIRECTOR          DIRECTOR
       -------------              -----------    ----------      ---------------        -------------       -------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

Thomas J. McInerney(4)            Director      April,       Chief Executive Officer,        170       Director, Hemisphere,
7337 E. Doubletree Ranch Rd.                    2002 to      ING U.S. Financial                        Inc. (May 2003 -
Scottsdale, AZ 85258                            Present      Services (September                       Present). Trustee, ING
Born: 1956                                                   2001 to present);                         Investors Trust
                                                             General Manager and                       (February 2002 -
                                                             Chief Executive Officer,                  Present); Director,
                                                             ING U.S. Worksite                         Equitable Life Insurance
                                                             Financial Services                        Co., Golden American
                                                             (December 2000 to                         Life Insurance Co., Life
                                                             present); Member, ING                     Insurance Company of
                                                             Americas Executive                        Georgia, Midwestern
                                                             Committee (2001 to                        United Life Insurance
                                                             present); President,                      Co., ReliaStar Life
                                                             Chief Executive Officer                   Insurance Co., Security
                                                             and Director of                           Life of Denver, Security
                                                             Northern Life Insurance                   Connecticut Life
                                                             Company (2001 to                          Insurance Co.,
                                                             present), ING Aeltus                      Southland Life
                                                             Holding Company, Inc.                     Insurance Co., USG
                                                             (2000 to present), ING                    Annuity and Life
                                                             Retail Holding                            Company, and United
                                                             Company (1998 to                          Life and Annuity
                                                             present). Formerly, ING                   Insurance Co. Inc
                                                             Life Insurance and                        (March 2001 - Present);
                                                             Annuity Company                           Trustee, Ameribest Life
                                                             (1997 to November                         Insurance Co., (2001 -
                                                             2002); ING Retirement                     2003); Trustee, First
                                                             Holdings, Inc. (1997 to                   Columbine Life
                                                             March 2003); General                      Insurance Co., (2001 -
                                                             Manager and Chief                         2002); Member of the
                                                             Executive Officer, ING                    Board, National
                                                             Worksite Division                         Commission on
                                                             (December 2000 to                         Retirement Policy,
                                                             October 2001),                            Governor's Council on
                                                             President, ING-SCI, Inc.                  Economic
                                                             (August 1997 to                           Competitiveness and
                                                             December 2000);                           Technology of
                                                             President, Aetna                          Connecticut,
                                                             Financial Services                        Connecticut Business
                                                             (August 1997 to                           and Industry
                                                             December 2000)                            Association, Bushnell;
                                                                                                       Connecticut Forum;
                                                                                                       Metro Hartford
                                                                                                       Chamber of Commerce;
                                                                                                       and is Chairman,
                                                                                                       Concerned Citizens for
                                                                                                       Effective Government.

----------
(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2)  Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person", as defined under the 1940 Act, because of his relationship with ING Aeltus an affiliate of ING Investments.
(4) Mr. McInerney is an "interested person", as defined under the 1940 Act, because of his relationship with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments, LLC.

                                                                                                  PRINCIPAL
                                                                TERM OF OFFICE                  OCCUPATION(S)
       NAME, ADDRESS                    POSITION(S)             AND LENGTH OF                    DURING THE
         AND AGE                     HELD WITH COMPANY            SERVICE(1)                   LAST FIVE YEARS
       -------------                 -----------------          --------------                 ---------------
OFFICERS:

James M. Hennessy                 President, Chief           February 2002 -         President and Chief Executive
7337 E. Doubletree Ranch Rd.      Executive Officer, and     Present                 Officer, ING Capital Corporation,
Scottsdale, AZ 85258              Chief Operating                                    LLC, ING Funds Services, LLC, ING
Born: 1949                        Officer                                            Advisors, Inc., ING Investments, LLC,
                                                                                     Lexington Funds Distributor, Inc.,
                                                                                     Express America T.C., Inc. and
                                                                                     EAMC Liquidation Corp.
                                                                                     (December 2001 - Present);
                                                                                     Executive Vice President and Chief
                                                                                     Operating Officer and ING Funds
                                                                                     Distributor, LLC (June 2000 -
                                                                                     Present). Formerly, Executive Vice
                                                                                     President and Chief Operating
                                                                                     Officer, ING Quantitative
                                                                                     Management, Inc. (October 2001 -
                                                                                     September 2002), Senior Executive
                                                                                     Vice President (June 2000 -
                                                                                     December 2000) and Secretary
                                                                                     (April 1995 - December 2000), ING
                                                                                     Capital Corporation, LLC, ING Funds
                                                                                     Services, LLC, ING Investments, LLC,
                                                                                     ING Advisors, Inc., Express America
                                                                                     T.C., Inc. and EAMC Liquidation
                                                                                     Corp.; Executive Vice President, ING
                                                                                     Capital Corporation, LLC and its
                                                                                     affiliates (May 1998 - June 2000);
                                                                                     and Senior Vice President, ING
                                                                                     Capital Corporation, LLC and its
                                                                                     affiliates (April 1995 - April 1998).

Stanley D. Vyner                  Executive Vice             February 2002 -         Executive Vice President of ING
7337 E. Doubletree Ranch Rd.      President                  Present                 Advisors, Inc. and ING Investments,
Scottsdale, AZ 85258                                                                 LLC (July 2000 to present) and
Born: 1950                                                                           Chief Investment Officer of the
                                                                                     International Portfolios, ING
                                                                                     Investments, LLC (July 1996 to
                                                                                     present). Formerly, President and
                                                                                     Chief Executive Officer of ING
                                                                                     Investments, LLC (August 1996 to
                                                                                     August 2000).

Michael J. Roland                 Executive Vice             April 2002 -            Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.      President and              Present                 Financial Officer and Treasurer of
Scottsdale, AZ 85258              Assistant Secretary                                ING Funds Services, LLC, ING Funds
Born: 1958                                                                           Distributor, LLC, ING Advisors, Inc.,
                                  Principal Financial        February 2002 -         ING Investments, LLC, Lexington
                                  Officer                    Present                 Funds Distributor, Inc., Express
                                                                                     America T.C. Inc. and EAMC
                                                                                     Liquidation Corp. (December 2001
                                                                                     to present). Formerly, Executive
                                                                                     Vice President, Chief Financial
                                                                                     Officer and Treasurer ING
                                                                                     Quantitative Management
                                                                                     (December 2001 - September 2002),
                                                                                     formerly, Senior Vice President,
                                                                                     ING Funds Services, LLC, ING
                                                                                     Investments, LLC, and ING Funds
                                                                                     Distributor, LLC (June 1998 to
                                                                                     December 2001) and Chief
                                                                                     Financial Officer of Endeavor
                                                                                     Group (April 1997 to June 1998).

                                                                                                  PRINCIPAL
                                                                TERM OF OFFICE                  OCCUPATION(S)
       NAME, ADDRESS                    POSITION(S)             AND LENGTH OF                    DURING THE
         AND AGE                     HELD WITH COMPANY            SERVICE(1)                   LAST FIVE YEARS
       -------------                 -----------------          --------------                 ---------------
OFFICERS:

Robert S. Naka                    Senior Vice President      February, 2002 -        Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.      and Assistant              Present                 Secretary of ING Funds Services,
Scottsdale, AZ 85258              Secretary                                          LLC, ING Funds Distributor, LLC,
Born: 1963                                                                           ING Advisors, Inc., ING Capital
                                                                                     Corporation, LLC ING Investments, LLC,
                                                                                     (October 2001 to present) and
                                                                                     Lexington Funds Distributor, Inc.
                                                                                     (December 2001 to present). Formerly,
                                                                                     Senior Vice President and Assistant
                                                                                     Secretary, ING Quantitative
                                                                                     Management, Inc. (October 2001 -
                                                                                     September 2002). Formerly, Vice
                                                                                     President, ING Investments, LLC (April
                                                                                     1997 to October 1999), ING Funds
                                                                                     Services, LLC (February 1997 to August
                                                                                     1999) and Assistant Vice President,
                                                                                     ING Funds Services, LLC (August 1995
                                                                                     to February 1997).

Kimberly A. Anderson              Senior Vice President      December 2003 -         Vice President and Secretary of ING
7337 E. Doubletree Ranch Rd.                                 Present                 Funds Services, LLC, ING Funds
Scottsdale, AZ 85258                                                                 Distributor, LLC, ING Advisors, Inc.,
Born: 1964                        Vice President             February 2002 -         ING Investments, LLC (October 2001
                                                             December 2003           to present) and Lexington Funds
                                                                                     Distributor, Inc. (December 2001 to
                                  Secretary                  February 2002 -         present). Formerly, Vice President,
                                                             September 2003          ING Quantitative Management, Inc.
                                                                                     (October 2001 - September 2002).
                                                                                     Formerly, Assistant Vice President of
                                                                                     ING Funds Services, LLC (November 1999
                                                                                     to January 2001) and has held various
                                                                                     other positions with ING Funds
                                                                                     Services, LLC for more than the last
                                                                                     five years.

Robyn L. Ichilov                  Vice President and         February 2002 -         Vice President of ING Funds
7337 E. Doubletree Ranch Rd.      Treasurer                  Present                 Services, LLC (October 2001 to
Scottsdale, AZ 85258                                                                 present) and ING Investments, LLC
Born: 1967                                                                           (August 1997 to present);
                                                                                     Accounting Manager, ING Investments,
                                                                                     LLC (November 1995 to present).

J. David Greenwald                Vice President             September 2003 -        Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                 Present                 Compliance of ING Funds Services,
Scottsdale, AZ 85258                                                                 LLC (May 2003 - Present). Formerly
Born: 1957                                                                           Assistant Treasurer and Director of
                                                                                     Mutual Fund Compliance and Operations
                                                                                     of American Skandia, A Prudential
                                                                                     Financial Company (October 1996 - May
                                                                                     2003).

Lauren D. Bensinger               Vice President             March 2003 - Present    Vice President and Chief
7337 E. Doubletree Ranch Rd.                                                         Compliance Officer, ING Funds
Scottsdale, AZ 85258                                                                 Distributor, LLC. (July 1995 -
Born: 1954                                                                           Present); Vice President
                                                                                     (February 1996 - Present) and Chief
                                                                                     Compliance Officer (October 2001 -
                                                                                     Present) ING Investments, LLC; Vice
                                                                                     President and Chief Compliance
                                                                                     Officer, ING Advisors, Inc. (July 2000
                                                                                     - Present), Vice President and Chief
                                                                                     Compliance Officer, ING Quantitative
                                                                                     Management, Inc. (July 2000 -
                                                                                     September 2002), and Vice President,
                                                                                     ING Fund Services, LLC (July 1995 -
                                                                                     Present).

                                                                                                  PRINCIPAL
                                                                TERM OF OFFICE                  OCCUPATION(S)
       NAME, ADDRESS                    POSITION(S)             AND LENGTH OF                    DURING THE
         AND AGE                     HELD WITH COMPANY            SERVICE(1)                   LAST FIVE YEARS
       -------------                 -----------------          --------------                 ---------------
OFFICERS:

Todd Modic                        Vice President             September 2003 -        Vice President of Financial
7337 E. Doubletree Ranch Rd.                                 Present                 Reporting -- Fund Accounting of
Scottsdale, AZ 85258                                                                 ING Funds Services, LLC
Born: 1967                        Assistant Vice             April 2002 to           (September 2002 to present).
                                  President                  September 2003          Formerly, Director of Financial
                                                                                     Reporting of ING Funds Services,
                                                                                     LLC (March 2001 to
                                                                                     September 2002). Director of
                                                                                     Financial Reporting, Axient
                                                                                     Communications, Inc. (May 2000 to
                                                                                     January 2001) and Director of
                                                                                     Finance, Rural/Metro Corporation
                                                                                     (March 1995 to May 2000).

Theresa Kelety                    Secretary                  September 2003 -        Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                 Present                 (April 2003 - Present). Formerly,
Scottsdale, AZ 85258                                                                 Senior Associate with Shearman &
Born: 1963                                                                           Sterling (February 2000 -
                                                                                     April 2003) and Associate with
                                                                                     Sutherland Asbill & Brennan (1996 -
                                                                                     February 2000).

Susan P. Kinens                   Assistant Vice             March 2003 to           Assistant Vice President and
7337 E. Doubletree Ranch Rd.      President and              Present                 Assistant Secretary, ING Funds
Scottsdale, AZ 85258              Assistant Secretary                                Services, LLC (December 2002 -
Born: 1976                                                                           Present); and has held various
                                                                                     other positions with ING Funds
                                                                                     Services, LLC for the last five years.

Maria M. Anderson                 Assistant Vice             April 2002 to Present   Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.      President                                          Funds Services, LLC (October 2001
Scottsdale, AZ 85258                                                                 to present). Formerly, Manager of
Born: 1958                                                                           Fund Accounting and Fund
                                                                                     Compliance, ING Investments, LLC
                                                                                     (September 1999 to November 2001);
                                                                                     Section Manager of Fund Accounting,
                                                                                     Stein Roe Mutual Funds (July 1998 to
                                                                                     August 1999); and Financial Reporting
                                                                                     Analyst, Stein Roe Mutual Funds
                                                                                     (August 1997 to July 1998).

Huey P. Falgout, Jr.              Assistant Secretary        September 2003 -        Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                 Present                 (November 2002 - Present).
Scottsdale, AZ 85258                                                                 Formerly, Associate General
Born: 1963                                                                           Counsel of AIG American General
                                                                                     (January 1999 - November 2002) and
                                                                                     Associate General Counsel of Van
                                                                                     Kampen, Inc. (April 1992 - January
                                                                                     1999).

----------
(1) The officers hold office until the next annual meeting of the Directors and until their successors are duly elected and qualified.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110

A prospectus containing more complete information regarding the Portfolios, including charges and expenses, may be obtained by calling ING Variable Annuities' Customer Service Desk at 1-800-366-0066. Please read the prospectus carefully before you invest or send money. The Portfolios' proxy voting record will be available without charge on or about August 31, 2004 on the Portfolios' website at www.ingfunds.com and on the SEC's website at www.sec.gov.


[ING FUNDS LOGO]                                                AVPAR1203-021804

ANNUAL REPORT

ANNUAL REPORT

DECEMBER 31, 2003

CLASSES R AND S

DOMESTIC EQUITY INDEX PORTFOLIOS

ING VP INDEX PLUS LARGECAP PORTFOLIO
ING VP INDEX PLUS MIDCAP PORTFOLIO
ING VP INDEX PLUS SMALLCAP PORTFOLIO

STRATEGIC ALLOCATION PORTFOLIOS

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO
ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO
ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO

[GRAPHIC]

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

President's Letter                                              1
Market Perspective                                              2
Portfolio Managers' Reports:
    Domestic Equity Index Portfolios                            4
    Strategic Allocation Portfolios                            10
Index Descriptions                                             16
Independent Auditors' Report                                   17
Statements of Assets and Liabilities                           18
Statements of Operations                                       19
Statements of Changes in Net Assets                            20
Financial Highlights                                           23
Notes to Financial Statements                                  29
Portfolios of Investments                                      38
Tax Information                                                81
Director and Officer Information                               82

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism never the less.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the ING Funds and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

Also, I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds. In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

We consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
February 16, 2004

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003

In 2003 GLOBAL EQUITIES recorded their first year of positive returns since 1999. As measured by the Morgan Stanley Capital International ("MSCI") World Index, global stocks rose 33.8% for the year. For the second half of 2003, global stocks returned 19.8%. In both figures about three quarters of the return was due to stock market movements and the rest to dollar weakness. The dollar occupied the financial spotlight for much of the second six months. Japanese and particularly Chinese government intervention to keep their currencies low against the dollar underscored frustration in the U.S. that signs of an improving economy were not being accompanied by job growth. However, the dollar weakened against the freely floating euro and other European currencies as even increasingly impressive economic reports from the U.S. could not banish fears about its large trade and budget deficits. For the second six months of the period, the euro appreciated 9.8% against the dollar, 20.2% for all of 2003. At year-end, the Bank of Japan announced that it had spent an astonishing $187 billion in 2003 to stem the rise in the yen.

Most U.S. FIXED INCOME classes had a much more subdued second six months as one might expect in a strong environment for equities. Bond prices were supported by the apparent absence of any inflationary pressures and the belief that until they appear, the Federal Reserve ("Fed") will not raise interest rates. For the six-month period, the Lehman Brothers Aggregate Bond Index of investment grade bonds returned 0.17%, much less than the average coupon. For the year, the total return was 4.10%. Within this the Lehman Brothers U.S. Corporate Investment Grade Index returned 0.49% for the second six months and the U.S. Treasury Index lost 1.45%. For 2003, these indices returned 8.24% and 2.24%, respectively. There was a pronounced steepening of the yield curve as ten-year Treasury yields rose from 3.53% at the end of June to 4.26% at year end while the 90-day Treasury Bill yield rose just 7 basis points to 91 basis points, never spending a day above 100 basis points. By contrast, 2003 was the year in which the high yield market redeemed itself after several years of disappointing performance. The rally that began late in October of 2002 continued throughout 2003, leading to the best high yield market performance since 1991. For the year, the high yield market returned 28.97%. While 2002 was a year that was marred by fraud and corporate malfeasance, 2003 was a year of balance sheet repair. Many troubled issuers resorted to creative financing techniques to take out bank debt and to refinance and extend maturities. Bond prices for most issuers rose as this future refinancing risk was far outweighed by the immediate benefit of a significantly diminished near- to medium- term risk of default. The declining default risk was manifested throughout the year by a fall in the default rate from a peak of 11.7% in February 2002 to 5.26% in December 2003.

THE U.S. EQUITIES market returned 15.2% in the second half of 2003 based on the Standard & Poor's ("S&P") 500 Index including dividends and returned 28.71% for the whole year. At current price-to-earnings levels, 18 times 2004 earnings, many are worried about valuations after the tremendous rebound from the lows in early March. Much of the recent acceleration in gross domestic product ("GDP"), to 8.2% growth in the third quarter and the strength in consumer demand, has come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy by which the Fed has kept real short term interest rates negative, even with very tame inflation. Corporate profits have improved and balance sheets have been repaired, without question, but this in large measure has been based on cost cutting and a lack of hiring. Only from about the middle of the last quarter did the level of new unemployment claims break convincingly below the 400,000 level. This has restrained employment costs both because the number of employees has been kept down and because their wage bargaining power has accordingly remained low. Some commentators argue that these bullish forces are surely unsustainable. The bulls say this is just the "wall of worry" that markets tend to climb, that employment growth will reinvigorate demand and that major indices are still well off their all time highs. True, the advance in 2003 was powered by smaller, lower quality stocks but this is natural as sentiment improves after a bear market. By the end of 2003, the recovery was becoming more broadly based and there is still plenty of appreciation left in the bigger companies, say the optimists.

In INTERNATIONAL MARKETS, Japan soared 32.1% in dollar terms in the second half of 2003 based on the MSCI Japan Index, slightly more than half of this due to the strength of the yen despite the efforts of the Bank of Japan, as noted earlier, to hold it down. For the year, Japanese stocks returned 35.9%. By the end of the year the broad market was trading at just over 18 times earnings for 2004, similar to the S&P 500.

                                MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003

Since the semi-annual report, the news has been mixed for Japanese business. The good news of the seventh consecutive quarter of economic growth, rising machinery orders and industrial production was soured by the realization that it was entirely driven by exports, with domestic demand weak. Japan's twin problems: chronic deflation and a banking system paralyzed by non-performing loans remain to be solved. Much of the strength of the Japanese market seems to have been fueled by foreign money, with the local investor still not convinced. European excluding United Kingdom ("ex UK") markets advanced 26.7% in dollars in the last six months of 2003, including nearly 10% currency appreciation, according to the MSCI Europe ex UK Index. By the end of 2003, dollar investors had a gain of 42.6% for the year and markets in this region were still trading on average at just 14.6 times 2004 earnings. Third quarter GDP managed a 0.4% increase after a decline in the second quarter. As in Japan, this was entirely sourced from exports despite the strengthening euro, since consumer spending was stagnant and business investment down.

Nonetheless industrial production in France and Germany, over half of the Eurozone's economy, was rising smartly by the end of the year and unemployment edging down. German business confidence rose to the highest in three years. Many commentators believe that regional stocks are cheap in relation to earnings growth projected to be more than 20% in 2004 and that the rally is not over. The UK market gained 22.3% in dollars in the second half of 2003, nearly half of this due to currency, according to the MSCI UK Index. For the whole year, the dollar return was 32.1%. At those levels the UK market was trading at about 18 times 2004 earnings, again similar to the S&P 500. As in other regions, UK business and economic prospects improved during the six months. But there was more to this than exports. Services, manufacturing and construction were all accelerating by year-end. Third quarter GDP growth was revised up to 0.8% over the second quarter, while the unemployment rate fell to 5%, the lowest in decades. In November, the Bank of England became the first of the world's major central banks to raise interest rates.

                 See accompanying index descriptions on page 16.

ING VP INDEX PLUS LARGECAP PORTFOLIO                  Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Hugh T.M. Whelan Sr., Portfolio Manager, Doug Cote, Portfolio Manager, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Index Plus LargeCap Portfolio (the "Portfolio") seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index ("S&P 500"), while maintaining a market level of risk.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, provided a return of 26.14%, compared to the S&P 500, which returned 28.71%.

PORTFOLIO SPECIFICS: The S&P 500 staged a broad-based recovery across all sectors and virtually all stocks in the index in 2003 on a backdrop of stellar corporate profits, strong economic growth and astounding manufacturing growth. The best performing sectors were the information technology, materials, and consumer discretionary sectors. The Telecommunication services, health care, and consumer staples sectors were the weakest performing sectors during the year. During 2003, returns on smaller stocks dominated returns on larger stocks within the S&P 500 benchmark.

Performance trailed the S&P 500 due to a negative impact from our security selection, especially in the technology sector. The largest positive contributors to performance came from our overweighs in Nextel and EMC and underweight in Johnson & Johnson. The largest detractors from performance were our underweights in Comcast, Motorola, and Citigroup. Nextel's performance was boosted by positive analyst revisions and by signing operating agreements with Verizon Communications. EMC's stock price was helped by its increased earnings and overall rally in the technology sector. Our underweight in Johnson & Johnson helped us as the stock slid on negative analyst revisions, the news of a competitor's successful entrance into its lucrative medical devices market and due to overall weak health care sector. Our underweight in Comcast hurt us as the performance was boosted by positive analyst outlooks, increased sales and rises in the subscriber base. Our underweight in Motorola Inc. hurt us as the stock price was helped by introduction of new wireless telecommunication technologies to support public safety, upward analyst revisions and increase in handset sales. Our underweight of Citigroup hurt us as the stock was up due to increased income, increased earnings and record revenues. Individual security selection was hurt primarily by our model's poor performance in 2003 where factors historically successful at identifying outperforming stocks like price momentum and analyst estimate revisions detracted from performance. Only our change in accruals, a business momentum factor, was consistently helpful in stock selection.

MARKET OUTLOOK: Positive developments across the geopolitical, economic and corporate spectrum fueled a broad based recovery in the stock market with strong speculation in the poorest quality and most excessively valued stocks. We believe that going forward the market will return to its historical norm and reward the stocks with strong business momentum and attractive valuation favored by our model. The portfolio is modestly overweight in the information technology and consumer discretionary sectors and underweight in the healthcare and materials sectors. However our overall sector exposures are by design quite close to the S&P 500 so that nearly all of our relative performance is driven by individual stock selection.

Portfolio Managers' Report                  ING VP INDEX PLUS LARGECAP PORTFOLIO

[CHART]

               ING VP INDEX PLUS LARGECAP PORTFOLIO CLASS R     S&P 500 INDEX
   9/16/96                   $     10,000                        $   10,000
  12/31/96                   $     10,963                        $   10,846
  12/31/97                   $     14,678                        $   14,466
  12/31/98                   $     19,316                        $   18,626
  12/31/99                   $     24,009                        $   22,562
12/30/2000                   $     21,751                        $   20,489
12/30/2001                   $     18,788                        $   18,056
12/31/2002                   $     14,743                        $   14,066
12/31/2003                   $     18,597                        $   18,104

                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                  FOR THE YEAR ENDED DECEMBER 31, 2003
                               ---------------------------------------------------------------------------
                                                                      SINCE INCEPTION      SINCE INCEPTION
                                                                        OF CLASS R           OF CLASS S
                               1 YEAR              5 YEAR                09/16/96             07/16/01
                               ------              ------             ---------------      ---------------
Class R                         26.14%              -0.75%                 8.88%                 --
Class S                         25.84%                 --                    --               -2.52%
S&P 500 Index                   28.71%              -0.57%                 8.53%(1)           -1.83%(2)

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Index Plus LargeCap Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 10/01/96.

(2)  Since inception performance for the index is shown from 08/01/01.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Portfolio depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight, or avoid altogether. Other investment strategies pose risks to the Portfolio. Convertible securities' values may fall when interest rates rise; changes in market prices of securities or interest rates may result in a loss on derivatives; and portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 16.

ING VP INDEX PLUS MIDCAP PORTFOLIO                    Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Hugh T.M. Whelan Sr., Portfolio Manager, Doug Cote, Portfolio Manager, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Index Plus MidCap Portfolio (the "Portfolio") seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P 400), while maintaining a market level of risk.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, provided a return of 32.45%, compared to the S&P 400, which returned 35.62%.

PORTFOLIO SPECIFICS: The Portfolio underperformed its benchmark primarily due to disappointing performance from our consumer discretionary and information technology stocks that outweighed strong results from our stock in the materials sector. Sector allocation, especially in information technology and the energy, contributed positively to performance. The largest positive contributors to performance were our overweight positions in SanDisk Corp and E*TRADE Financial Corp. and underweight in Weatherford International Ltd. SanDisk Corp. more than quadrupled its profit in the third quarter, benefiting from strong consumer demand for its flash-memory cards for digital cameras and mobile phones. E*TRADE was helped by upward analyst revisions and by positive earning releases. Weatherford International Ltd., despite a rebound in energy stocks in December, was negative for the year due to an overall weak and directionless trend in the energy sector. The largest detraction from results were our overweights in Millennium Pharmaceuticals Inc., CarMax Inc., and Cypress Semiconductor Corp. Millenium Pharmaceuticals Inc. performed well due to its promising new cancer treatment products, and CarMax Inc. performed well because of improvement in the same-store sales and increased earnings. Cypress Semiconductor Corp. stock was helped by strong sales, introduction of new products and raised earnings estimates. Individual security selection was helped by the effectiveness of factors historically successful at identifying outperforming stocks, especially long term price reversal and price to free cash flow. Some of the factors that did not prove beneficial to our performance included analyst estimate revisions and price momentum.

MARKET OUTLOOK: Positive developments across the geopolitical, economic, and corporate spectrum fueled a broad-based recovery in the stock market with strong speculation in the poorest quality and most excessively valued stocks. We believe that going forward the market will return to its historical norm and reward the stocks with strong business momentum and attractive valuation favored by our model. The portfolio is modestly overweight in the financials and consumer staples sectors and underweight in the energy and consumer discretionary sectors. However, our overall sector exposures are by design quite close to the S&P 400 Index so that nearly all of our relative performance is driven by individual stock selection.

Portfolio Managers' Report                    ING VP INDEX PLUS MIDCAP PORTFOLIO

[CHART]

               ING VP INDEX PLUS MIDCAP PORTFOLIO CLASS R        S&P MIDCAP INDEX
  12/16/97                   $     10,000                        $   10,000
  12/31/97                   $     10,348                        $   10,000
  12/31/98                   $     12,862                        $   11,911
  12/31/99                   $     14,895                        $   13,665
12/31/2000                   $     17,861                        $   16,057
12/31/2001                   $     17,625                        $   15,960
12/31/2002                   $     15,494                        $   13,644
12/31/2003                   $     20,521                        $   18,504

                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                 FOR THE YEAR ENDED DECEMBER 31, 2003
                               ---------------------------------------------------------------------------
                                                                      SINCE INCEPTION      SINCE INCEPTION
                                                                        OF CLASS R           OF CLASS S
                               1 YEAR              5 YEAR                12/16/97             07/16/01
                               ------              ------             ---------------      ---------------
Class R                         32.45%              9.79%                 12.63%                  --
Class S                         32.06%                --                     --                 6.59%
S&P MidCap 400 Index            35.62%              9.21%                 10.80%(1)             6.28%(2)

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Index Plus MidCap Portfolio against the S&P MidCap 400 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 01/01/98.

(2)  Since inception performance for the index is shown from 08/01/01.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Investing in stocks of mid-sized companies may entail greater price volatility and less liquidity than investing in stocks of large companies. The success of the Portfolio depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight, or avoid altogether. Other investment strategies pose risks to the Portfolio. Convertible securities' values may fall when interest rates rise; changes in market prices of securities or interest rates may result in a loss on derivatives; and portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 16.

ING VP INDEX PLUS SMALLCAP PORTFOLIO                  Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Hugh T.M. Whelan Sr., Portfolio Manager, Doug Cote, Portfolio Manager, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Index Plus SmallCap Portfolio (the "Portfolio") seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index), while maintaining a market level of risk.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, provided a return of 36.15%, compared to the S&P 600, which returned 38.79%.

PORTFOLIO SPECIFICS: The market continued its run on a backdrop of stellar third-quarter corporate profits, robust economic growth and especially strong manufacturing growth reports, each hitting 20-year highs. The best performing sectors were materials, energy, and industrials. The consumer staples, health care, and consumer staples sectors were the weakest performers. During 2003, returns on smaller stocks continued to dominate returns on larger stocks within the S&P 600 Index benchmark.

The Portfolio's performance trailed the Index due to disappointing security selection, especially in the health care sector. The largest positive contributors to performance came from our overweights in Mid Atlantic Medical Services and Flagstar Bancorp and underweight in Impath Inc. The largest detractors' drag to results were our underweights in M.D.C. Holdings Inc. and Children's Place Retail Sores Inc. and an overweight in Mercury Computer Systems. Mid Atlantic Medical Services' performed well on news of its acquisition by UnitedHealth. Our overweight position in Flagstar Bancorp helped performance as the stock rose due to record earnings, increase in cash dividends, and higher mortgage originations. Our underweight in Impath Inc. was a positive as the stock tumbled due to law suits, investigation into its accounting practices, and delisting from the Nasdaq stock market. M.D.C Holdings was underweighted, which hurt us as the company was helped by falling mortgage rates and increases in new home sales. An underweight in Children's Place Retail Store was also a negative as its stock was boosted by upward analyst revisions and record sales. In addition, Mercury Computer Systems impacted performance as its stock price declined, hurt by its slow recovery and a weak future outlook. Individual security selection was negatively affected in 2003 when the market was not rewarding factors historically successful at identifying outperforming stocks, like price momentum, trailing price-to-earnings ratio, and free cash flow to price detracted from performance. Only our analyst estimate diffusion factor was consistently helpful in stock selection.

MARKET OUTLOOK: Positive developments across the geopolitical, economic, and corporate spectrum fueled a broad-based recovery in the stock market in 2003, with strong speculation in the poorest quality and most excessively valued stocks. We believe that going forward the market will return to its historical norm and reward the stocks with strong business momentum and attractive valuation favored by our model. The Portfolio is modestly overweight in the industrials and materials sectors and underweight in the financials and healthcare sectors. However, our overall sector exposures are by design quite close to the S&P 600 Index, so that nearly all of our relative performance is driven by individual stock selection.

Portfolio Managers' Report                  ING VP INDEX PLUS SMALLCAP PORTFOLIO

[CHART]

               ING VP INDEX PLUS SMALLCAP PORTFOLIO CLASS R    S&P SMALLCAP 600 INDEX
  12/16/97                   $     10,000                           $    10,000
  12/31/97                   $     10,430                           $    10,000
  12/31/98                   $     10,289                           $     9,869
  12/31/99                   $     11,398                           $    11,094
12/31/2000                   $     12,517                           $    12,403
12/31/2001                   $     12,819                           $    13,214
12/31/2002                   $     11,126                           $    11,281
12/31/2003                   $     15,148                           $    15,656

                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                 FOR THE YEAR ENDED DECEMBER 31, 2003
                               ---------------------------------------------------------------------------
                                                                      SINCE INCEPTION      SINCE INCEPTION
                                                                        OF CLASS R           OF CLASS S
                               1 YEAR              5 YEAR                12/19/97             07/16/01
                               ------              ------             ---------------      ---------------
Class R                         36.15%              8.04%                 7.12%                   --
Class S                         35.83%                --                    --                  7.86%
S&P SmallCap 600 Index          38.79%              9.67%                 7.76%(1)              8.15%(2)

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Index Plus SmallCap Portfolio against the S&P SmallCap 600 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE
"FORWARD-LOOKING" STATEMENTS.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 01/01/98.

(2)  Since inception performance for the index is shown from 08/01/01.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. The success of the Portfolio depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight, or avoid altogether. Other investment strategies pose risks to the Portfolio. Convertible securities' values may fall when interest rates rise; changes in market prices of securities or interest rates may result in a loss on derivatives; and portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 16.

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO          Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Mary Ann Fernandez, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Strategic Allocation Growth Portfolio ("VP Strategic Allocation Growth") seeks to provide capital appreciation.

PERFORMANCE: For the year ended December 31, 2003, the class R shares of VP Strategic Allocation Growth, excluding any charges, provided a total returns of 24.34%, compared to their custom benchmark which returned 26.15% and the Russell 3000 Index which returned 31.06%.

PORTFOLIO SPECIFICS: The Portfolio's asset allocation had a positive impact on results. An underweight in fixed income securities and an overweight in domestic equities helped performance, while an underweight in foreign equities held back results somewhat. While asset allocation was positive for the year, underperformance within the various segments of the Portfolio versus their respective benchmarks, detracted from results. Within the domestic equity portion of the Portfolio, security selection was the primary driver of underperformance, but this was partially offset by the positive impact of sector allocation. An overweight in the technology sector added to returns, but security selection in that sector, as well as in large-cap consumer discretionary and financials, detracted from results. Within the foreign equity portion of the Portfolio, weak performance in the bank and consumer goods sectors was the primary driver of underperformance. On the other hand, performance was strong in the non-bank financial sector. The impact of regional allocations was mixed, leading to slightly negative returns.

Our overweight to riskier sectors of the bond market early in the year - including cable, telecom, electric, and retail - was a clear winner, and security selection within those sectors was particularly beneficial. The portfolio also reaped the rewards of a robust high yield market. High yield was, indeed, the asset class of choice for investors in the first quarter of 2003. Credit sectors continued to post positive excess returns during the second quarter. Other positives included an underweight in mortgages and an overall yield advantage to the benchmark. Commitments to high yield and emerging market debt enhanced our performance versus the index as the emerging market sector produced 8.41% of excess return and the high yield sector printed 7.73% of excess returns for the second quarter.

During the third quarter, hedging in the mortgage market, miscues from the Fed, and positive economic releases resulted in one of the worst bond routs in history. Overall, lower risk issues benefited as buyers scrambled to add yield and became more comfortable with the macroeconomic outlook. The Portfolio benefited from an overweight to credit sectors - especially lower rated issues, high yield, and emerging market debt - and some deft trading in mortgages and agencies during the period. However, our short duration posture did not entirely offset the damage resulting from the major sell off in July.

Chief sources of outperformance during the fourth quarter continued to include an overweight in longer-dated and lower quality credits and our short duration posture also proved beneficial. Despite the fact that yields on Treasuries rose across the maturity spectrum, the magnitude of the increases appeared low given the economic picture. Three- and five-year maturities performed the worst; yet, Treasury bills were virtually unchanged in the face of the Fed's accommodative stance. Sectors key to our portfolio position outperformed. Industrials posted 1.45% of excess returns; utilities outperformed by 1.38%. Securitized sectors - including asset-backed and commercial mortgage-backed securities - tallied 0.64%, while home mortgages provided 0.66% of excess returns. High yield trumped all bond sectors with 6.37% of excess returns, and emerging markets tallied a hefty 5.04% of excess returns during the fourth quarter.

MARKET OUTLOOK: After a shaky start to the year, both the financial markets and the economy began to firm in the spring and early summer. Stocks are up strongly from their March lows, and despite being beat up in July, the bond market turned in positive results for the year. The market's upswing can be attributed to a number of factors including accelerating GDP, low inflation, supportive monetary and fiscal policy and strengthening industrial production, productivity and business investment. Employment still remains the weak link in economic recovery; however, even employment is showing signs of improvement with the unemployment rate down to 5.9%, off of the June high of 6.4%. Initial jobless claims are also trailing downward with December coming in at an average of 356,000, the lowest since January 2001.

The current characteristics of the equity portion of the portfolio include a slightly above benchmark size and quality bias, while maintaining a slightly below benchmark valuation tilt. This is a direct result of our use of historically predictive business momentum, valuation, and market recognition factors in our stock ranking models. We believe that, given the extended rally of smaller, lower quality stocks, this is an advantageous position as the market returns to stocks with the strong business fundamentals favored by our models.

On the fixed income side, we do not believe current Treasury yields reflect the pace of the quickening economy. The Fed has been unusually aggressive in jawboning interest rates down, and our current account deficit with Asian economies has been recycled back into the U.S. debt markets. Tactically, we are short in duration in the face of improving global economic fundamentals. We are overweight home and commercial mortgages, asset-backed securities, and longer-dated corporate bonds. Valuations are stretched in credit and mortgage markets; yet alternatives are few as bond managers seek to add incremental yield in the face of a rising rate environment. We maintain a significant overweight in both the high yield and emerging markets.

Portfolio Managers' Report          ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO

[CHART]

               ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO      RUSSELL 3000 INDEX   STRATEGIC ALLOCATION GROWTH COMPOSITE INDEX
    7/5/95                   $     10,000                            $  10,000                     $     10,000
  12/31/95                   $     11,045                            $  11,470                     $     11,070
  12/30/96                   $     13,650                            $  13,973                     $     12,787
  12/31/97                   $     16,365                            $  18,414                     $     15,204
  12/31/98                   $     17,069                            $  22,858                     $     17,552
  12/31/99                   $     19,519                            $  27,636                     $     20,504
12/31/2000                   $     19,389                            $  25,574                     $     20,061
12/31/2001                   $     17,151                            $  22,644                     $     18,756
12/31/2002                   $     14,791                            $  17,766                     $     16,559
12/31/2003                   $     18,392                            $  23,284                     $     20,889

                                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                     YEAR ENDED DECEMBER 31, 2003
                                                        ------------------------------------------------------
                                                                                               SINCE INCEPTION
                                                                                                 OF CLASS R
                                                        1 YEAR              5 YEAR                07/5/95
                                                        ------              ------             ---------------
Class R                                                  24.34%               1.50%                 7.44%
Russell 3000 Index                                       31.06%               0.37%                10.45%(1)
Strategic Allocation Growth Composite Index(2)           26.15%               3.54%                 9.05%(1)

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Strategic Allocation Growth Portfolio against the Russell 3000 Index and the Strategic Allocation Growth Composite Index. The Indices are unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE
"FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 07/01/95.

The Strategic Allocation Growth composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities. International investing involves special risks, including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. The value of high-yield bonds is more sensitive to economic and market conditions than other bonds. Convertible securities' values may fall when interest rates rise; portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price; the prices of mortgage-related securities are sensitive to changes in interest rates and prepayment patterns; and stocks of small-/mid-sized companies may be more volatile than those of larger companies. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 16.

ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO        Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Mary Ann Fernandez, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Strategic Allocation Balanced Portfolio ("VP Strategic Allocation Balanced") seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

PERFORMANCE: For the year ended December 31, 2003, the class R shares of VP Strategic Allocation Balanced, excluding any charges, provided a total returns of 19.47%, compared to their custom benchmark which returned 20.03% and the Russell 3000 Index which returned 31.06%.

PORTFOLIO SPECIFICS: The Portfolio's asset allocation had a positive impact on results. An underweight in fixed income securities and an overweight in domestic equities helped performance, while an underweight in foreign equities held back results somewhat. While asset allocation was positive for the year, underperformance within the various segments of the Portfolio versus their respective benchmarks, detracted from results. Within the domestic equity portion of the Portfolio, security selection was the primary driver of underperformance, but this was partially offset by the positive impact of sector allocation. An overweight in the technology sector added to returns, but security selection in that sector, as well as in large-cap consumer discretionary and financials, detracted from results. Within the foreign equity portion of the Portfolio, weak performance in the bank and consumer goods sectors was the primary driver of underperformance. On the other hand, performance was strong in the non-bank financial sector. The impact of regional allocations was mixed, leading to slightly negative returns.

Our overweight to riskier sectors of the bond market early in the year - including cable, telecom, electric, and retail - was a clear winner, and security selection within those sectors was particularly beneficial. The portfolio also reaped the rewards of a robust high yield market. High yield was, indeed, the asset class of choice for investors in the first quarter of 2003. Credit sectors continued to post positive excess returns during the second quarter. Other positives included an underweight in mortgages and an overall yield advantage to the benchmark. Commitments to high yield and emerging market debt enhanced our performance versus the index as the emerging market sector produced 8.41% of excess return and the high yield sector printed 7.73% of excess returns for the second quarter.

During the third quarter, hedging in the mortgage market, miscues from the Fed, and positive economic releases resulted in one of the worst bond routs in history. Overall, lower risk issues benefited as buyers scrambled to add yield and became more comfortable with the macroeconomic outlook. The Portfolio benefited from an overweight to credit sectors - especially lower rated issues, high yield, and emerging market debt - and some deft trading in mortgages and agencies during the period. However, our short duration posture did not entirely offset the damage resulting from the major sell off in July.

Chief sources of outperformance during the fourth quarter continued to include an overweight in longer-dated and lower quality credits and our short duration posture also proved beneficial. Despite the fact that yields on Treasuries rose across the maturity spectrum, the magnitude of the increases appeared low given the economic picture. Three- and five-year maturities performed the worst; yet, Treasury bills were virtually unchanged in the face of the Fed's accommodative stance. Sectors key to our portfolio position outperformed. Industrials posted 1.45% of excess returns; utilities outperformed by 1.38%. Securitized sectors - including asset-backed and commercial mortgage-backed securities - tallied 0.64%, while home mortgages provided 0.66% of excess returns. High yield trumped all bond sectors with 6.37% of excess returns, and emerging markets tallied a hefty 5.04% of excess returns during the fourth quarter.

MARKET OUTLOOK: After a shaky start to the year, both the financial markets and the economy began to firm in the spring and early summer. Stocks are up strongly from their March lows, and despite being beat up in July, the bond market turned in positive results for the year. The market's upswing can be attributed to a number of factors including accelerating GDP, low inflation, supportive monetary and fiscal policy and strengthening industrial production, productivity and business investment. Employment still remains the weak link in economic recovery; however, even employment is showing signs of improvement with the unemployment rate down to 5.9%, off of the June high of 6.4%. Initial jobless claims are also trailing downward with December coming in at an average of 356,000, the lowest since January 2001.

The current characteristics of the equity portion of the portfolio include a slightly above benchmark size and quality bias, while maintaining a slightly below benchmark valuation tilt. This is a direct result of our use of historically predictive business momentum, valuation, and market recognition factors in our stock ranking models. We believe that, given the extended rally of smaller, lower quality stocks, this is an advantageous position as the market returns to stocks with the strong business fundamentals favored by our models.

On the fixed income side, we do not believe current Treasury yields reflect the pace of the quickening economy. The Fed has been unusually aggressive in jawboning interest rates down, and our current account deficit with Asian economies has been recycled back into the U.S. debt markets. Tactically, we are short in duration in the face of improving global economic fundamentals. We are overweight home and commercial mortgages, asset-backed securities, and longer-dated corporate bonds. Valuations are stretched in credit and mortgage markets; yet alternatives are few as bond managers seek to add incremental yield in the face of a rising rate environment. We maintain a significant overweight in both the high yield and emerging markets.

Portfolio Managers' Report        ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO

[CHART]

                 ING VP STRATEGIC ALLOCATION BALANCED                           STRATEGIC ALLOCATION BALANCED
                 PORTFOLIO                               RUSSELL 3000 INDEX     COMPOSITE INDEX
    7/5/95                   $     10,000                    $  10,000                  $    10,000
  12/31/95                   $     10,930                    $  11,470                  $    10,929
  12/30/96                   $     12,986                    $  13,973                  $    12,317
  12/31/97                   $     15,268                    $  18,414                  $    14,291
  12/31/98                   $     16,170                    $  22,858                  $    16,199
  12/31/99                   $     17,822                    $  27,636                  $    18,171
12/30/2000                   $     17,896                    $  25,574                  $    18,396
12/31/2001                   $     16,644                    $  22,644                  $    17,890
12/31/2002                   $     15,057                    $  17,766                  $    16,765
12/31/2003                   $     17,989                    $  23,284                  $    20,123

                                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                     YEAR ENDED DECEMBER 31, 2003
                                                        ------------------------------------------------------
                                                                                               SINCE INCEPTION
                                                                                                 OF CLASS R
                                                        1 YEAR              5 YEAR                07/5/95
                                                        ------              ------             ---------------
Class R                                                  19.47%               2.15%                  7.16%
Russell 3000 Index                                       31.06%               0.37%                 10.45%(1)
Strategic Allocation Balance Composite Index(2)          20.03%               4.43%                  8.57%(1)

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Strategic Allocation Balanced Portfolio against the Russell 3000 Index and the Strategic Allocation Balanced Composite Index. The Indices are unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE
"FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 07/01/95.

The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities. International investing involves special risks, including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. The value of high-yield bonds is more sensitive to economic and market conditions than other bonds. Convertible securities' values may fall when interest rates rise; portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price; the prices of mortgage-related securities are sensitive to changes in interest rates and prepayment patterns; and stocks of small-/mid-sized companies may be more volatile than those of larger companies. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 16.

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO          Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Mary Ann Fernandez, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Strategic Allocation Income Portfolio ("VP Strategic Allocation Income") seeks to provide total return consistent with preservation of capital.

PERFORMANCE: For the year ended December 31, 2003, the class R shares of VP Strategic Allocation Income, excluding any charges, provided a total returns of 13.65%, compared to their custom benchmark which returned 12.75% and the Lehman Brothers Aggregate Bond Index which returned 4.10%.

PORTFOLIO SPECIFICS: The Portfolio's asset allocation had a positive impact on results. An underweight in fixed income securities and an overweight in domestic equities helped performance, while an underweight in foreign equities held back results somewhat. While asset allocation was positive for the year, underperformance within the various segments of the Portfolio versus their respective benchmarks, detracted from results. Within the domestic equity portion of the Portfolio, security selection was the primary driver of underperformance, but this was partially offset by the positive impact of sector allocation. An overweight in the technology sector added to returns, but security selection in that sector, as well as in large-cap consumer discretionary and financials, detracted from results. Within the foreign equity portion of the Portfolio, weak performance in the bank and consumer goods sectors was the primary driver of underperformance. On the other hand, performance was strong in the non-bank financial sector. The impact of regional allocations was mixed, leading to slightly negative returns.

Our overweight to riskier sectors of the bond market early in the year - including cable, telecom, electric, and retail - was a clear winner, and security selection within those sectors was particularly beneficial. The portfolio also reaped the rewards of a robust high yield market. High yield was, indeed, the asset class of choice for investors in the first quarter of 2003. Credit sectors continued to post positive excess returns during the second quarter. Other positives included an underweight in mortgages and an overall yield advantage to the benchmark. Commitments to high yield and emerging market debt enhanced our performance versus the index as the emerging market sector produced 8.41% of excess return and the high yield sector printed 7.73% of excess returns for the second quarter.

During the third quarter, hedging in the mortgage market, miscues from the Fed, and positive economic releases resulted in one of the worst bond routs in history. Overall, lower risk issues benefited as buyers scrambled to add yield and became more comfortable with the macroeconomic outlook. The Portfolio benefited from an overweight to credit sectors - especially lower rated issues, high yield, and emerging market debt - and some deft trading in mortgages and agencies during the period. However, our short duration posture did not entirely offset the damage resulting from the major sell off in July.

Chief sources of outperformance during the fourth quarter continued to include an overweight in longer-dated and lower quality credits and our short duration posture also proved beneficial. Despite the fact that yields on Treasuries rose across the maturity spectrum, the magnitude of the increases appeared low given the economic picture. Three- and five-year maturities performed the worst; yet, Treasury bills were virtually unchanged in the face of the Fed's accommodative stance. Sectors key to our portfolio position outperformed. Industrials posted 1.45% of excess returns; utilities outperformed by 1.38%. Securitized sectors - including asset-backed and commercial mortgage-backed securities - tallied 0.64%, while home mortgages provided 0.66% of excess returns. High yield trumped all bond sectors with 6.37% of excess returns, and emerging markets tallied a hefty 5.04% of excess returns during the fourth quarter.

MARKET OUTLOOK: After a shaky start to the year, both the financial markets and the economy began to firm in the spring and early summer. Stocks are up strongly from their March lows, and despite being beat up in July, the bond market turned in positive results for the year. The market's upswing can be attributed to a number of factors including accelerating GDP, low inflation, supportive monetary and fiscal policy and strengthening industrial production, productivity and business investment. Employment still remains the weak link in economic recovery; however, even employment is showing signs of improvement with the unemployment rate down to 5.9%, off of the June high of 6.4%. Initial jobless claims are also trailing downward with December coming in at an average of 356,000, the lowest since January 2001.

The current characteristics of the equity portion of the portfolio include a slightly above benchmark size and quality bias, while maintaining a slightly below benchmark valuation tilt. This is a direct result of our use of historically predictive business momentum, valuation, and market recognition factors in our stock ranking models. We believe that, given the extended rally of smaller, lower quality stocks, this is an advantageous position as the market returns to stocks with the strong business fundamentals favored by our models.

On the fixed income side, we do not believe current Treasury yields reflect the pace of the quickening economy. The Fed has been unusually aggressive in jawboning interest rates down, and our current account deficit with Asian economies has been recycled back into the U.S. debt markets. Tactically, we are short in duration in the face of improving global economic fundamentals. We are overweight home and commercial mortgages, asset-backed securities, and longer-dated corporate bonds. Valuations are stretched in credit and mortgage markets; yet alternatives are few as bond managers seek to add incremental yield in the face of a rising rate environment. We maintain a significant overweight in both the high yield and emerging markets.

Portfolio Managers' Report          ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO

[CHART]

                  ING VP STRATEGIC ALLOCATION INCOME                                             STRATEGIC ALLOCATION INCOME
                  PORTFOLIO                             LEHMAN BROTHERS AGGREGATE BOND INDEX     COMPOSITE INDEX
    7/5/95                   $     10,000                           $    10,000                          $    10,000
  12/31/95                   $     10,827                           $    10,631                          $    10,787
  12/30/96                   $     12,364                           $    11,017                          $    11,860
  12/31/97                   $     14,157                           $    12,080                          $    13,422
  12/31/98                   $     15,139                           $    13,130                          $    14,907
  12/31/99                   $     16,214                           $    13,022                          $    16,043
12/31/2000                   $     16,993                           $    14,536                          $    16,786
12/31/2001                   $     16,590                           $    15,763                          $    16,953
12/31/2002                   $     15,869                           $    17,380                          $    16,781
12/31/2003                   $     18,035                           $    18,093                          $    18,920

                                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                                     YEAR ENDED DECEMBER 31, 2003
                                                        ------------------------------------------------------
                                                                                               SINCE INCEPTION
                                                                                                 OF CLASS R
                                                        1 YEAR              5 YEAR                07/5/95
                                                        ------              ------             ---------------
Class R                                                  13.65%               3.56%                 7.19%
Lehman Brothers Aggregate Bond Index                      4.10%               6.62%                 7.22%(1)
Strategic Allocation Income Composite Index(2)           12.75%               4.88%                 7.79%(1)

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Strategic Allocation Income Portfolio against the Lehman Brothers Aggregate Bond Index and the Strategic Allocation Income Composite Index. The Indices are unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE
"FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 07/01/95.

The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Portfolio and the composite were 10% in large capitalization stocks, 10% in small-/mid-captilization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through September 30, 2002 reflects benchmark weightings of 15% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities. International investing involves special risks, including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. The value of high-yield bonds is more sensitive to economic and market conditions other than bonds. Convertible securities' values may fall when interest rates rise; portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price; the prices of mortgage-related securities are sensitive to changes in interest rates and prepayment patterns; and stocks of small-/mid-sized companies may be more volatile than those of larger companies. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 16.

                               INDEX DESCRIPTIONS

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

The LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX consists of more than 1,000 securities taken from the largest market capitalization companies based in Europe, Australia and Asia (Australasia), and the Far East.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,482 securities - with values expressed in U.S. dollars.

The RUSSELL 3000 INDEX is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

The STANDARD AND POOR'S ("S&P") 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P MIDCAP 400 INDEX is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

The S&P SMALLCAP 600 INDEX is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $820 million.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
of ING Variable Portfolios, Inc. and ING Strategic Allocation Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities of ING VP Index Plus LargeCap Portfolio, ING VP Index Plus MidCap Portfolio and ING VP Index Plus SmallCap Portfolio, each a series of ING Variable Portfolios, Inc., and ING VP Strategic Allocation Growth Portfolio, ING VP Strategic Allocation Balanced Portfolio, and ING VP Strategic Allocation Income Portfolio, each a series of ING Strategic Allocation Portfolios, Inc., including the portfolios of investments, as of December 31, 2003, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


                                  /s/ KPMG LLP

Boston, Massachusetts
February 16, 2004

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003

                                                                                       ING VP          ING VP          ING VP
                                      ING VP           ING VP         ING VP          STRATEGIC       STRATEGIC       STRATEGIC
                                    INDEX PLUS       INDEX PLUS     INDEX PLUS       ALLOCATION      ALLOCATION      ALLOCATION
                                     LARGECAP          MIDCAP        SMALLCAP          GROWTH         BALANCED         INCOME
                                     PORTFOLIO        PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                  ---------------  --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in securities
  at value*+                      $ 1,431,116,175  $  464,361,814  $  182,973,868  $  211,973,911  $  202,399,830  $  132,197,483
Short-term investments at
  amortized cost                       11,862,000       6,633,000       3,291,000      14,445,099      20,430,657      17,397,653
Cash                                           --           3,119              --              --              --          31,514
Cash collateral for securities
  loaned                              364,981,737     100,053,273      27,588,374      44,786,151      47,071,121      35,862,259
Cash collateral for futures               288,000         140,000              --              --              --              --
Foreign currencies at value**                  --              --              --          82,177              --               2
Receivables:
     Investment securities sold        12,698,593              --       1,700,492       1,586,892       1,328,321         934,877
     Dividends and interest             1,713,063         302,798         116,756         491,349         689,898         620,773
     Futures variation margin              13,050              --              --              --              --              --
Prepaid expenses                           26,745          10,033           3,929           3,901           3,717           2,605
                                  ---------------  --------------  --------------  --------------  --------------  --------------
         Total assets               1,822,699,363     571,504,037     215,674,419     273,369,480     271,923,544     187,047,166
                                  ---------------  --------------  --------------  --------------  --------------  --------------
LIABILITIES:
Payable for investment
  securities purchased                  8,242,926              --       3,499,869       3,812,793      12,337,753       2,531,493
Payable for investment
  securities purchased on a
  when-issued basis                            --              --              --       5,244,060       3,405,052      12,833,715
Payable upon return of
  securities loaned                   364,981,737     100,053,273      27,588,374      44,786,151      47,071,121      35,862,259
Payable to affiliates                     491,495         180,292          71,965         148,699         143,700          82,351
Payable for director fees                  24,455          10,361           2,288           4,450           1,131           3,423
Other accrued expenses
  and liabilities                         160,295          86,529          57,746         113,799         127,565         105,823
                                  ---------------  --------------  --------------  --------------  --------------  --------------
         Total liabilities            373,900,908     100,330,455      31,220,242      54,109,952      63,086,322      51,419,064
                                  ---------------  --------------  --------------  --------------  --------------  --------------
NET ASSETS                        $ 1,448,798,455  $  471,173,582  $  184,454,177  $  219,259,528  $  208,837,222  $  135,628,102
                                  ===============  ==============  ==============  ==============  ==============  ==============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                   $ 1,732,544,560  $  415,518,725  $  159,614,838  $  220,144,188  $  205,278,954  $  130,689,838
Accumulated net investment
  income                               15,569,822       2,512,854         402,928       2,537,489       3,041,453       2,697,184
Accumulated net realized loss on
  investments, foreign
  currencies and futures             (480,058,262)    (10,293,166)     (2,689,107)    (34,829,326)    (24,194,226)     (9,512,058)
Net unrealized appreciation
  of investments, foreign
  currencies and futures              180,742,335      63,435,169      27,125,518      31,407,177      24,711,041      11,753,138
                                  ---------------  --------------  --------------  --------------  --------------  --------------
NET ASSETS                        $ 1,448,798,455  $  471,173,582  $  184,454,177  $  219,259,528  $  208,837,222  $  135,628,102
                                  ===============  ==============  ==============  ==============  ==============  ==============
+Including securities on loan
  at value                        $   354,346,389  $   96,225,094  $   26,298,877  $   43,376,297  $   45,786,820  $   34,945,186
*Cost of securities               $ 1,250,526,628  $  400,949,305  $  155,848,350  $  180,580,300  $  177,696,329  $  120,448,506
**Cost of foreign currencies      $            --  $           --  $           --  $       80,231  $           --  $            1

CLASS R:
Net assets                        $ 1,389,298,154  $  451,213,354  $  168,035,074  $  219,259,528  $  208,837,222  $  135,628,102
Shares authorized                   2,000,000,000   2,000,000,000   2,000,000,000   2,000,000,000   2,000,000,000   2,000,000,000
Par value                         $         0.001  $        0.001  $        0.001  $        0.001  $        0.001  $        0.001
Shares outstanding                    102,621,069      28,849,918      12,425,005      16,464,773      16,335,283      11,016,085
Net asset value and
  redemption price per share     $         13.54  $        15.64  $        13.52  $        13.32  $        12.78  $        12.31

CLASS S:
Net assets                        $    59,500,301  $   19,960,228  $   16,419,103             n/a             n/a             n/a
Shares authorized                     100,000,000     100,000,000     100,000,000             n/a             n/a             n/a
Par value                         $         0.001  $        0.001  $        0.001             n/a             n/a             n/a
Shares outstanding                      4,411,722       1,281,665       1,219,915             n/a             n/a             n/a
Net asset value and redemption
  price per share                 $         13.49  $        15.57  $        13.46             n/a             n/a             n/a

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the Year Ended December 31, 2003

                                                                                       ING VP          ING VP          ING VP
                                      ING VP           ING VP          ING VP         STRATEGIC       STRATEGIC       STRATEGIC
                                    INDEX PLUS       INDEX PLUS      INDEX PLUS      ALLOCATION      ALLOCATION      ALLOCATION
                                     LARGECAP          MIDCAP         SMALLCAP         GROWTH         BALANCED         INCOME
                                     PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                  ---------------  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*  $    20,559,615  $    4,170,160  $    1,085,596  $    2,957,016  $    2,258,565  $    1,038,280
Interest                                  173,967          62,419          17,551         882,939       2,063,164       2,503,245
Securities loaned income                   26,762          11,478           7,174           6,629          11,418          10,399
Other                                      24,544           8,001           4,050           9,815           7,375           3,505
                                  ---------------  --------------  --------------  --------------  --------------  --------------
     Total investment income           20,784,888       4,252,058       1,114,371       3,856,399       4,340,522       3,555,429
                                  ---------------  --------------  --------------  --------------  --------------  --------------
EXPENSES:
Investment management fees              4,040,800       1,320,189         480,088       1,112,195       1,059,826         752,133
Distribution fees:
     Class S                               54,668          24,458          18,026              --              --              --
Transfer agent fees                        10,920          10,920          10,920           3,990           3,990           3,990
Administrative and service fees           634,973         181,523          66,011         101,949          97,149          68,944
Shareholder reporting expense              67,614          21,947          10,080          13,123          12,410          11,503
Registration and filing fees                3,084           7,895           3,485              --              --              --
Professional fees                          50,050          31,583          27,307          30,991          31,428          31,193
Custody and accounting fees               172,081          61,002          59,341          90,148          86,537          51,521
Directors' fees                            62,411          19,459           5,539          10,637           6,511           7,589
Insurance expense                          17,926           4,618           1,559           3,282           3,121           2,314
Commitment fees                                --           7,421           2,672           3,387           2,408           3,514
Miscellaneous expense                      28,270           3,971           2,971           5,993           3,778           1,862
                                  ---------------  --------------  --------------  --------------  --------------  --------------
     Total expenses                     5,142,797       1,694,986         687,999       1,375,695       1,307,158         934,563
Less:
     Net waived and reimbursed
       (recouped) fees                         --              --              --         (17,885)         68,373         116,429
                                  ---------------  --------------  --------------  --------------  --------------  --------------
     Net expenses                       5,142,797       1,694,986         687,999       1,393,580       1,238,785         818,134
                                  ---------------  --------------  --------------  --------------  --------------  --------------
Net investment income                  15,642,091       2,557,072         426,372       2,462,819       3,101,737       2,737,295
                                  ---------------  --------------  --------------  --------------  --------------  --------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCIES AND
  FUTURES:
Net realized gain (loss) on:
     Investments                      (21,265,988)     14,417,993       6,040,106       4,569,343       4,777,123       3,808,444
     Futures                             (554,246)         32,372              --         206,274          19,145             330
                                  ---------------  --------------  --------------  --------------  --------------  --------------
Net realized gain (loss) on
  investments, foreign currencies
  and futures                         (21,820,234)     14,450,365       6,040,106       4,775,617       4,796,268       3,808,774
Net change in unrealized
  appreciation or depreciation
  on investments, foreign
  currencies and futures              288,630,476      81,403,828      33,092,580      34,258,082      24,406,773       9,681,310
                                  ---------------  --------------  --------------  --------------  --------------  --------------
Net realized and unrealized gain
  on investments, foreign
  currencies and futures              266,810,242      95,854,193      39,132,686      39,033,699      29,203,041      13,490,084
                                  ---------------  --------------  --------------  --------------  --------------  --------------
INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                 $   282,452,333  $   98,411,265  $   39,559,058  $   41,496,518  $   32,304,778  $   16,227,379
                                  ===============  ==============  ==============  ==============  ==============  ==============

----------

 * Foreign taxes                  $            --  $           --  $          414  $       39,645  $       19,037  $          196

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      ING VP                                ING VP
                                                                    INDEX PLUS                            INDEX PLUS
                                                                 LARGECAP PORTFOLIO                     MIDCAP PORTFOLIO
                                                         -----------------------------------   -----------------------------------
                                                               YEAR               YEAR               YEAR               YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                           DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                               2003               2002               2003               2002
                                                         ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS:
Net investment income                                    $     15,642,091   $     12,536,155   $      2,557,072   $      1,423,770
Net realized gain (loss) on investments
   and futures                                                (21,820,234)      (177,517,198)        14,450,365        (15,137,316)
Net change in unrealized appreciation or depreciation
   of investments and futures                                 288,630,476       (100,806,324)        81,403,828        (25,159,575)
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations                                            282,452,333       (265,787,367)        98,411,265        (38,873,121)
                                                         ----------------   ----------------   ----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class R                                                  (12,348,811)        (2,550,540)        (1,377,191)          (919,552)
     Class S                                                     (156,715)            (3,645)           (27,291)           (11,496)
                                                         ----------------   ----------------   ----------------   ----------------
Total distributions                                           (12,505,526)        (2,554,185)        (1,404,482)          (931,048)
                                                         ----------------   ----------------   ----------------   ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                            1,567,948,548        178,297,057        138,161,411        154,563,617
Dividends reinvested                                           12,505,526          2,554,185          1,404,482            931,048
                                                         ----------------   ----------------   ----------------   ----------------
                                                            1,580,454,074        180,851,242        139,565,893        155,494,665
Cost of shares redeemed                                    (1,349,719,284)      (131,106,867)       (22,990,593)       (20,592,268)
                                                         ----------------   ----------------   ----------------   ----------------
Net increase in net assets resulting from
   capital share transactions                                 230,734,790         49,744,375        116,575,300        134,902,397
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets                         500,681,597       (218,597,177)       213,582,083         95,098,228
NET ASSETS:
Beginning of year                                             948,116,858      1,166,714,035        257,591,499        162,493,271
                                                         ----------------   ----------------   ----------------   ----------------
End of year                                              $  1,448,798,455   $    948,116,858   $    471,173,582   $    257,591,499
                                                         ================   ================   ================   ================
Accumulated net investment income at end of year         $     15,569,822   $     12,504,312   $      2,512,854   $      1,401,105
                                                         ================   ================   ================   ================

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      ING VP                                 ING VP
                                                                    INDEX PLUS                        STRATEGIC ALLOCATION
                                                                SMALLCAP PORTFOLIO                      GROWTH PORTFOLIO
                                                         -----------------------------------   -----------------------------------
                                                               YEAR               YEAR               YEAR               YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                           DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                               2003               2002               2003               2002
                                                         ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS:
Net investment income                                    $        426,372   $        226,803   $      2,462,819   $      2,103,647
Net realized gain (loss) on investments,
   foreign currencies and futures                               6,040,106         (6,987,835)         4,775,617        (14,609,511)
Net change in unrealized appreciation or depreciation
   of investments, foreign currencies and futures              33,092,580         (8,584,061)        34,258,082        (15,179,052)
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations                                             39,559,058        (15,345,093)        41,496,518        (27,684,916)
                                                         ----------------   ----------------   ----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class R                                                     (212,503)          (115,216)        (1,692,396)        (3,207,413)
     Class S                                                       (6,458)            (1,248)                --                 --
Net realized gain from investments:
     Class R                                                           --           (931,920)                --                 --
     Class S                                                           --            (30,280)                --                 --
                                                         ----------------   ----------------   ----------------   ----------------
Total distributions                                              (218,961)        (1,078,664)        (1,692,396)        (3,207,413)
                                                         ----------------   ----------------   ----------------   ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               77,170,982         75,976,064         23,016,183         13,874,644
Dividends reinvested                                              218,960          1,078,664          1,692,396          3,207,413
                                                         ----------------   ----------------   ----------------   ----------------
                                                               77,389,942         77,054,728         24,708,579         17,082,057
Cost of shares redeemed                                       (22,784,198)       (17,359,620)       (10,985,790)       (17,494,782)
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets
  resulting from capital share transactions                    54,605,744         59,695,108         13,722,789           (412,725)
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets                          93,945,841         43,271,351         53,526,911        (31,305,054)
NET ASSETS:
Beginning of year                                              90,508,336         47,236,985        165,732,617        197,037,671
                                                         ----------------   ----------------   ----------------   ----------------
End of year                                              $    184,454,177   $     90,508,336   $    219,259,528   $    165,732,617
                                                         ================   ================   ================   ================
Accumulated net investment income at end of year         $        402,928   $        216,866   $      2,537,489   $      1,754,943
                                                         ================   ================   ================   ================

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      ING VP                                 ING VP
                                                                STRATEGIC ALLOCATION                  STRATEGIC ALLOCATION
                                                                 BALANCED PORTFOLIO                     INCOME PORTFOLIO
                                                         -----------------------------------   -----------------------------------
                                                               YEAR               YEAR               YEAR               YEAR
                                                               ENDED              ENDED              ENDED              ENDED
                                                           DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                               2003               2002               2003               2002
                                                         ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS:
Net investment income                                    $      3,101,737   $      2,955,184   $      2,737,295   $      2,980,392
Net realized gain (loss) on investments,
   foreign currencies and futures                               4,796,268        (10,532,189)         3,808,774         (4,647,565)
Net change in unrealized appreciation or depreciation
   of investments, foreign currencies and futures              24,406,773         (9,879,042)         9,681,310         (4,188,434)
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations                                             32,304,778        (17,456,047)        16,227,379         (5,855,607)
                                                         ----------------   ----------------   ----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class R                                                   (2,679,069)        (4,331,408)        (2,954,235)        (4,243,329)
                                                         ----------------   ----------------   ----------------   ----------------
Total distributions                                            (2,679,069)        (4,331,408)        (2,954,235)        (4,243,329)
                                                         ----------------   ----------------   ----------------   ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               29,723,305         16,813,796         15,209,893         16,635,548
Dividends reinvested                                            2,679,069          4,331,408          2,954,235          4,243,329
                                                         ----------------   ----------------   ----------------   ----------------
                                                               32,402,374         21,145,204         18,164,128         20,878,877
Cost of shares redeemed                                       (11,359,470)       (22,485,434)       (16,424,023)       (20,163,483)
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting from
   capital share transactions                                  21,042,904         (1,340,230)         1,740,105            715,394
                                                         ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets                          50,668,613        (23,127,685)        15,013,249         (9,383,542)
NET ASSETS:
Beginning of year                                             158,168,609        181,296,294        120,614,853        129,998,395
                                                         ----------------   ----------------   ----------------   ----------------
End of year                                              $    208,837,222   $    158,168,609   $    135,628,102   $    120,614,853
                                                         ================   ================   ================   ================
Accumulated net investment income at end of year         $      3,041,453   $      2,738,711   $      2,697,184   $      2,988,431
                                                         ================   ================   ================   ================

                 See Accompanying Notes to Financial Statements

ING VP INDEX PLUS LARGECAP PORTFOLIO                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS R
                                                        ---------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------
                                                           2003         2002       2001        2000        1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $        10.85     13.86       16.73       20.87       17.59
 Income from investment operations:
 Net investment income (loss)                        $         0.14      0.14        0.15        0.13        0.12
 Net realized and unrealized gain (loss)
 on investments                                      $         2.68     (3.12)      (2.40)      (1.99)       4.09
 Total from investment operations                    $         2.82     (2.98)      (2.25)      (1.86)       4.21
 Less distributions from:
 Net investment income                               $         0.13      0.03        0.13        0.14        0.10
 Net realized gain on investments                    $           --        --        0.49        2.14        0.83
 Total distributions                                 $         0.13      0.03        0.62        2.28        0.93
 Net asset value, end of period                      $        13.54     10.85       13.86       16.73       20.87
 TOTAL RETURN(2)                                     %        26.14    (21.53)     (13.62)      (9.41)      24.30

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $    1,389,298   943,520   1,165,893   1,248,768   1,162,472
 Ratios to average net assets:
 Expenses(3)                                         %         0.43      0.45        0.45        0.44        0.45
 Net investment income(3)                            %         1.33      1.18        1.05        0.73        0.78
 Portfolio turnover rate                             %           88       139         125         111          88

                                                                        CLASS S
                                                        ---------------------------------------
                                                                                     JULY 16,
                                                        YEAR ENDED DECEMBER 31,     2001(1) TO
                                                        -----------------------    DECEMBER 31,
                                                           2003          2002          2001
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $        10.83       13.86       14.80
 Income from investment operations:
 Net investment income (loss)                        $         0.15        0.12          --*
 Net realized and unrealized gain (loss)
 on investments                                      $         2.63       (3.13)      (0.83)
 Total from investment operations                    $         2.78       (3.01)      (0.83)
 Less distributions from:
 Net investment income                               $         0.12        0.02        0.11
 Net realized gain on investments                    $           --          --          --
 Total distributions                                 $         0.12        0.02        0.11
 Net asset value, end of period                      $        13.49       10.83       13.86
 TOTAL RETURN(2)                                     %        25.84      (21.74)      (5.56)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $       59,500       4,597         821
 Ratios to average net assets:
 Expenses(3)                                         %         0.68        0.71        0.69
 Net investment income(3)                            %         1.11        0.93        0.80
 Portfolio turnover rate                             %           88         139         125

(1)  Commencement of offering of shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING VP INDEX PLUS MIDCAP PORTFOLIO                          FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS R
                                                        ---------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------
                                                           2003         2002       2001        2000        1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $        11.86     13.54       14.67       12.40       12.20
 Income from investment operations:
 Net investment income                               $         0.09      0.04        0.07        0.04        0.06
 Net realized and unrealized gain (loss)
 on investments                                      $         3.75     (1.67)      (0.26)       2.43        1.76
 Total from investment operations                    $         3.84     (1.63)      (0.19)       2.47        1.82
 Less distributions from:
 Net investment income                               $         0.06      0.05        0.03          --        0.06
 Net realized gain on investments                    $           --        --        0.91        0.20        1.56
 Total distributions                                 $         0.06      0.05        0.94        0.20        1.62
 Net asset value, end of period                      $        15.64     11.86       13.54       14.67       12.40
 TOTAL RETURN(2)                                     %        32.45    (12.09)      (1.32)      19.91       15.81

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $      451,213   251,674     161,663      94,727      19,244
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)      %         0.50      0.53        0.55        0.58        0.60
 Gross expenses prior to expense
 reimbursement(3)                                    %         0.50      0.53        0.55        0.62        0.80
 Net investment income after expense
 reimbursement(3)(4)                                 %         0.78      0.61        0.77        0.66        0.68
 Portfolio turnover rate                             %          113       139         189         154         143

                                                                        CLASS S
                                                        ---------------------------------------
                                                                                     JULY 16,
                                                        YEAR ENDED DECEMBER 31,     2001(1) TO
                                                        -----------------------    DECEMBER 31,
                                                           2003          2002          2001
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $        11.83       13.52       13.58
 Income from investment operations:
 Net investment income                               $         0.04        0.01          --
 Net realized and unrealized gain (loss)
 on investments                                      $         3.74       (1.66)      (0.06)
 Total from investment operations                    $         3.78       (1.65)      (0.06)
 Less distributions from:
 Net investment income                               $         0.04        0.04          --
 Net realized gain on investments                    $           --          --          --
 Total distributions                                 $         0.04        0.04          --
 Net asset value, end of period                      $        15.57       11.83       13.52
 TOTAL RETURN(2)                                     %        32.06      (12.26)      (0.44)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $       19,960       5,917         830
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)      %         0.75        0.78        0.80
 Gross expenses prior to expense
 reimbursement(3)                                    %         0.75        0.78        0.80
 Net investment income after expense
 reimbursement(3)(4)                                 %         0.54        0.37        0.51
 Portfolio turnover rate                             %          113         139         189

(1)  Commencement of offering of shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING VP INDEX PLUS SMALLCAP PORTFOLIO                        FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS R
                                                        ---------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------
                                                           2003         2002       2001        2000        1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $         9.95     11.60       11.97       10.90        9.86
 Income from investment operations:
 Net investment income                               $         0.03      0.01        0.02        0.02        0.02
 Net realized and unrealized gain (loss)
 on investments                                      $         3.56     (1.53)       0.25        1.05        1.04
 Total from investment operations                    $         3.59     (1.52)       0.27        1.07        1.06
 Less distributions from:
 Net investment income                               $         0.02      0.01        0.02          --        0.02
 Net realized gain on investments                    $           --      0.12        0.62          --          --
 Total distributions                                 $         0.02      0.13        0.64          --        0.02
 Net asset value, end of period                      $        13.52      9.95       11.60       11.97       10.90
 TOTAL RETURN(2)                                     %        36.15    (13.21)       2.41        9.82       10.79

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $      168,035    86,494      46,547      20,484      12,484
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)      %         0.56      0.58        0.60        0.60        0.60
 Gross expenses prior to expense
 reimbursement(3)                                    %         0.56      0.63        0.71        0.86        0.90
 Net investment income after expense
 reimbursement(3)(4)                                 %         0.37      0.30        0.35        0.28        0.28
 Portfolio turnover rate                             %          120       134         134         142         107

                                                                        CLASS S
                                                        ---------------------------------------
                                                                                     JULY 16,
                                                        YEAR ENDED DECEMBER 31,     2001(1) TO
                                                        -----------------------    DECEMBER 31,
                                                           2003          2002          2001
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $         9.92       11.58       11.40
 Income from investment operations:
 Net investment income                               $         0.01        0.00*         --
 Net realized and unrealized gain (loss)
 on investments                                      $         3.54       (1.53)       0.18
 Total from investment operations                    $         3.55       (1.53)       0.18
 Less distributions from:
 Net investment income                               $         0.01        0.01          --
 Net realized gain on investments                    $           --        0.12          --
 Total distributions                                 $         0.01        0.13          --
 Net asset value, end of period                      $        13.46        9.92       11.58
 TOTAL RETURN(2)                                     %        35.83      (13.39)       1.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $       16,419       4,014         690
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)      %         0.80        0.84        0.85
 Gross expenses prior to expense
 reimbursement(3)                                    %         0.80        0.88        0.96
 Net investment income after expense
 reimbursement(3)(4)                                 %         0.13        0.05        0.10
 Portfolio turnover rate                             %          120         134         134

(1)  Commencement of offering of shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*    Amount represents less than $0.01.

                 See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO                FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS R
                                                        ---------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------
                                                           2003         2002       2001        2000        1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                  $        10.81     12.75       14.65       14.92       14.02
 Income from investment operations:
 Net investment income                               $         0.15      0.13        0.20        0.23        0.39
 Net realized and unrealized gain (loss)
 on investments                                      $         2.47     (1.87)      (1.88)      (0.32)       1.56
 Total from investment operations                    $         2.62     (1.74)      (1.68)      (0.09)       1.95
 Less distributions from:
 Net investment income                               $         0.11      0.20        0.22        0.06        0.33
 Net realized gain on investments                    $           --        --          --        0.12        0.72
 Total distributions                                 $         0.11      0.20        0.22        0.18        1.05
 Net asset value, end of year                        $        13.32     10.81       12.75       14.65       14.92
 TOTAL RETURN(1)                                     %        24.34    (13.76)     (11.54)      (0.67)      14.35

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                     $      219,260   165,733     197,038     216,319     214,412
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 recoupment(2)                                       $         0.75      0.75        0.74        0.75        0.74
 Gross expenses prior to expense reimbursement/
 recoupment                                          $         0.74      0.77        0.74        0.75        0.74
 Net investment income after expense
 reimbursement(2)                                    $         1.32      1.14        1.58        1.59        2.31
 Portfolio turnover rate                             %          232       271         247         215         135

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges.

(2) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS R
                                                        ---------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------
                                                           2003         2002       2001        2000        1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                  $        10.86     12.31       13.58       13.77       13.32
 Income from investment operations:
 Net investment income                               $         0.18      0.20        0.29        0.35        0.45
 Net realized and unrealized gain (loss)
 on investments                                      $         1.92     (1.36)      (1.23)      (0.29)       0.87
 Total from investment operations                    $         2.10     (1.16)       0.94)       0.06        1.32
 Less distributions from:
 Net investment income                               $         0.18      0.29        0.33        0.09        0.36
 Net realized gain on investments                    $           --        --          --        0.16        0.51
 Total distributions                                 $         0.18      0.29        0.33        0.25        0.87
 Net asset value, end of year                        $        12.78     10.86       12.31       13.58       13.77
 TOTAL RETURN(1)                                     %        19.47     (9.54)      (6.99)       0.41       10.22

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                     $      208,837   158,169     181,296     189,109     197,702
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)         %         0.70      0.70        0.70        0.70        0.74
 Gross expenses prior to expense reimbursement       %         0.74      0.77        0.74        0.75        0.74
 Net investment income after expense
 reimbursement(2)                                    %         1.75      1.71        2.39        2.53        3.05
 Portfolio turnover rate                             %          278       267         195         213         142

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges.

(2) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO                FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS R
                                                        ---------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------
                                                           2003         2002       2001        2000        1999
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                  $        11.09     11.99       12.84       12.49       12.37
 Income from investment operations:
 Net investment income                               $         0.25      0.27        0.38        0.49        0.52
 Net realized and unrealized gain (loss)
 on investments                                      $         1.25     (0.78)      (0.68)       0.11        0.34
 Total from investment operations                    $         1.50     (0.51)      (0.30)       0.60        0.86
 Less distributions from:
 Net investment income                               $         0.28      0.39        0.46        0.11        0.41
 Net realized gain on investments                    $           --        --        0.09        0.14        0.33
 Total distributions                                 $         0.28      0.39        0.55        0.25        0.74
 Net asset value, end of year                        $        12.31     11.09       11.99       12.84       12.49
 TOTAL RETURN(1)                                     %        13.65     (4.34)      (2.37)       4.81        7.10

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                     $      135,628   120,615     129,998     128,379     131,207
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)         %         0.65      0.65        0.65        0.65        0.75
 Gross expenses prior to expense reimbursement       %         0.74      0.77        0.76        0.76        0.75
 Net investment income after expense
 reimbursement(2)                                    %         2.18      2.36        3.30        3.81        3.75
 Portfolio turnover rate                             %          332       248         155         180         140

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of December 31, 2003

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Variable Portfolios, Inc. and the ING Strategic Allocation Portfolios, Inc., are each registered under the Investment Company Act of 1940 as an open-end management investment company.

The ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996. There are eight separate investment portfolios, which comprise the ING Variable Portfolios. The three portfolios (each a "Portfolio", collectively the "Portfolios") that are in this report are: ING VP Index Plus LargeCap Portfolio ("VP Index Plus LargeCap"), ING VP Index Plus MidCap Portfolio ("VP Index Plus MidCap") and ING VP Index Plus SmallCap Portfolio ("VP Index Plus SmallCap").

The ING Strategic Allocation Portfolios, Inc. is a company incorporated under the laws of Maryland on October 14, 1994. There are three separate investment portfolios (each a "Portfolio", collectively the "Portfolios"), which comprise the ING Strategic Allocation Portfolios, ING VP Strategic Allocation Growth Portfolio ("VP Strategic Allocation Growth"), ING VP Strategic Allocation Balanced Portfolio ("VP Strategic Allocation Balanced") and ING VP Strategic Allocation Income Portfolio ("VP Strategic Allocation Income").

Each Portfolio offers Class R shares. VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus SmallCap also offer Class S. The two classes differ principally in the applicable shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including shareholder servicing fees.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Portfolio's custodian. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

   Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.

   Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Portfolios record distributions to their shareholders on ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F. FEDERAL INCOME TAXES. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. No federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the agreement at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral cash or securities whose market value is equal to at least 100% of the carrying amount of the repurchase agreements plus accrued interest being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities.

J. SWAP CONTRACTS. VP Strategic Allocation Growth, VP Strategic Allocation Balanced and VP Strategic Allocation Income may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

K. ILLIQUID AND RESTRICTED SECURITIES. Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933
   Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

L. DELAYED DELIVERY TRANSACTIONS. VP Strategic Allocation Growth, VP Strategic Allocation Balanced and VP Strategic Allocation Income Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Portfolio's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to segregate liquid assets sufficient to cover the purchase price.

M. MORTGAGE DOLLAR ROLL TRANSACTIONS. In connection with a Portfolio's ability to purchase or sell securities on a when-issued basis, VP Strategic Allocation Growth, VP Strategic Allocation Balanced and VP Strategic Allocation Income Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, the cost of purchases and the proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

                                        PURCHASES         SALES
                                      -------------   -------------
VP Index Plus LargeCap                1,223,089,821   1,003,473,078
VP Index Plus MidCap                    488,354,769     369,237,115
VP Index Plus SmallCap                  198,460,758     144,110,714
VP Strategic Allocation Growth          332,536,312     325,862,296
VP Strategic Allocation Balanced        417,268,093     395,543,367
VP Strategic Allocation Income          167,398,821     156,622,832

U.S. Government securities not included above were as follows:

                                        PURCHASES         SALES
                                      -------------   -------------
VP Strategic Allocation Growth           92,219,534      91,208,930
VP Strategic Allocation Balanced         75,459,117      79,582,197
VP Strategic Allocation Income          238,185,458     243,954,981

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Portfolios has entered into an Investment Management Agreement with ING Investments, LLC. (the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

VP Index Plus LargeCap                         0.35%
VP Index Plus MidCap                           0.40%
VP Index Plus SmallCap                         0.40%
VP Strategic Allocation Growth                 0.60%
VP Strategic Allocation Balanced               0.60%
VP Strategic Allocation Income                 0.60%

The Adviser entered into a subadvisory agreement with Aeltus Investment Management, Inc. ("ING Aeltus"), a wholly owned subsidiary of ING Groep N.V.. Subject to such policies as the Board or the Adviser may determine, ING Aeltus manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

Pursuant to the Administrative Services Agreement ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

NOTE 5 -- DISTRIBUTION FEES

Each Class S share of the Portfolios has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of the Portfolio's Class S shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of the Portfolio's S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S of the Portfolios pays the Distributor a Distribution Fee at a rate of 0.25% based on average daily net assets.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2003, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                   ACCRUED                           ACCRUED
                  INVESTMENT      ACCRUED          SHAREHOLDER
                  MANAGEMENT   ADMINISTRATIVE     SERVICES AND
                     FEES           FEES        DISTRIBUTION FEES     TOTAL
                  ----------   --------------   -----------------   ---------
VP Index Plus
   LargeCap       $  414,741     $  65,164          $  11,590       $ 491,495
VP Index Plus
   MidCap            155,081        21,320              3,891         180,292
VP Index Plus
   SmallCap           60,466         8,313              3,186          71,965
VP Strategic
   Allocation
   Growth            138,739         9,960                 --         148,699
VP Strategic
   Allocation
   Balanced          134,171         9,529                 --         143,700
VP Strategic
   Allocation
   Income             76,102         6,249                 --          82,351

The Portfolios have adopted a Retirement Policy covering all independent directors of the Portfolio who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Portfolios, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                       CLASS R    CLASS S
                                       -------    -------
VP Index Plus LargeCap                  0.55%      0.80%
VP Index Plus MidCap                    0.60%      0.85%
VP Index Plus SmallCap                  0.60%      0.85%
VP Strategic Allocation Growth          0.75%       N/A
VP Strategic Allocation Balanced        0.70%       N/A
VP Strategic Allocation Income          0.65%       N/A

The Investment Manager will, at a later date, recoup from each Portfolio expenses during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Adviser are as follows:

VP Index Plus SmallCap               $  26,169
VP Strategic Allocation Growth           8,853
VP Strategic Allocation Balanced       171,986
VP Strategic Allocation Income         235,370

NOTE 8 -- LINE OF CREDIT

The Portfolios, in addition to certain other Portfolios managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $150,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. At December 31, 2003, the Portfolios did not have any loans outstanding under the line of credit. The VP Index Plus SmallCap Portfolio utilized the line of credit for 1 day with an approximate average daily balance of $550,000 and an approximate weighted average interest rate of 1.81% during the year ended December 31, 2003.

NOTE 9 -- SECURITIES LENDING

Under an agreement with Bank of New York ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The cash collateral received is reflected on the Statement of Assets and Liabilities as cash collateral for securities loaned. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2003, the Portfolios had securities on loan and received collateral with the following market values:

                                          VALUE OF          VALUE OF
                                      SECURITIES LOANED    COLLATERAL
                                      -----------------   -------------
VP Index Plus LargeCap                  $ 354,346,389     $ 364,981,737
VP Index Plus MidCap                       96,225,094       100,053,273
VP Index Plus SmallCap                     26,298,877        27,588,374
VP Strategic Allocation
   Growth                                  43,376,297        44,786,151
VP Strategic Allocation
   Balanced                                45,786,820        47,071,121
VP Strategic Allocation
   Income                                  34,945,186        35,862,258

NOTE 10 -- CAPITAL SHARE TRANSACTIONS

Transaction in capital shares and dollars were as follows:

                                                        CLASS R SHARES                        CLASS S SHARES
                                              ----------------------------------    ----------------------------------
                                                   YEAR               YEAR               YEAR               YEAR
                                                   ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                   2003               2002               2003               2002
                                              ---------------    ---------------    ---------------    ---------------
VP INDEX PLUS LARGECAP (NUMBER OF SHARES)
Shares sold                                        22,640,138         13,826,220          5,101,101            607,236
Dividends reinvested                                  932,690            215,054             13,158                308
Shares redeemed                                    (7,924,422)       (11,171,498)        (1,127,031)          (242,287)
                                              ---------------    ---------------    ---------------    ---------------
Net increase in shares outstanding                 15,648,406          2,869,776          3,987,228            365,257
                                              ===============    ===============    ===============    ===============
VP INDEX PLUS LARGECAP ($)
Shares sold                                   $ 1,506,897,350    $   171,222,224    $    61,069,198    $     7,074,833
Dividends reinvested                               12,348,811          2,550,540            156,715              3,645
Shares redeemed                                (1,337,529,687)      (128,415,786)       (12,189,597)        (2,691,081)
                                              ---------------    ---------------    ---------------    ---------------
Net increase                                  $   181,716,474    $    45,356,978    $    49,036,316    $     4,387,397
                                              ===============    ===============    ===============    ===============

                                                        CLASS R SHARES                        CLASS S SHARES
                                              ----------------------------------    ----------------------------------
                                                   YEAR               YEAR               YEAR               YEAR
                                                   ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                   2003               2002               2003               2002
                                              ---------------    ---------------    ---------------    ---------------
VP INDEX PLUS MIDCAP (NUMBER OF SHARES)
Shares sold                                         8,999,559         10,654,062          1,219,454            723,970
Dividends reinvested                                  104,017             70,572              2,068                884
Shares redeemed                                    (1,471,636)        (1,447,104)          (440,135)          (285,975)
                                              ---------------    ---------------    ---------------    ---------------
Net increase in shares outstanding                  7,631,940          9,277,530            781,387            438,879
                                              ===============    ===============    ===============    ===============
VP INDEX PLUS MIDCAP ($)
Shares sold                                   $   121,968,447    $   145,334,427    $    16,192,964    $     9,229,190
Dividends reinvested                                1,377,191            919,552             27,291             11,496
Shares redeemed                                   (17,897,180)       (17,125,858)        (5,093,413)        (3,466,410)
                                              ---------------    ---------------    ---------------    ---------------
Net increase                                  $   105,448,458    $   129,128,121    $    11,126,842    $     5,774,276
                                              ===============    ===============    ===============    ===============

                                                        CLASS R SHARES                        CLASS S SHARES
                                              ----------------------------------    ----------------------------------
                                                   YEAR               YEAR               YEAR               YEAR
                                                   ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                   2003               2002               2003               2002
                                              ---------------    ---------------    ---------------    ---------------
VP INDEX PLUS SMALLCAP (NUMBER OF SHARES)
Shares sold                                         5,422,840          5,786,072          1,184,635            822,304
Dividends reinvested                                   19,041             92,996                581              2,805
Shares redeemed                                    (1,712,672)        (1,197,075)          (370,022)          (480,010)
                                              ---------------    ---------------    ---------------    ---------------
Net increase in shares outstanding                  3,729,209          4,681,993            815,194            345,099
                                              ===============    ===============    ===============    ===============
VP INDEX PLUS SMALLCAP ($)
Shares sold                                   $    63,427,915    $    67,293,482    $    13,743,067    $     8,682,582
Dividends reinvested                                  212,503          1,047,136              6,457             31,528
Shares redeemed                                   (19,025,127)       (12,477,096)        (3,759,071)        (4,882,524)
                                              ---------------    ---------------    ---------------    ---------------
Net increase                                  $    44,615,291    $    55,863,522    $     9,990,453    $     3,831,586
                                              ===============    ===============    ===============    ===============

                                                        CLASS R SHARES
                                              ----------------------------------
                                                   YEAR               YEAR
                                                   ENDED              ENDED
                                               DECEMBER 31,       DECEMBER 31,
                                                   2003               2002
                                              ---------------    ---------------
VP STRATEGIC ALLOCATION GROWTH (NUMBER OF
SHARES)
Shares sold                                         2,058,284          1,140,817
Dividends reinvested                                  141,946            269,531
Shares redeemed                                    (1,070,683)        (1,523,423)
                                              ---------------    ---------------
Net increase (decrease) in shares
outstanding                                         1,129,547           (113,075)
                                              ===============    ===============
VP STRATEGIC ALLOCATION GROWTH ($)
Shares sold                                   $    23,016,183    $    13,874,644
Dividends reinvested                                1,692,396          3,207,413
Shares redeemed                                   (10,985,790)       (17,494,782)
                                              ---------------    ---------------
Net increase (decrease)                       $    13,722,789    $      (412,725)
                                              ===============    ===============

                                                        CLASS R SHARES
                                              ----------------------------------
                                                   YEAR               YEAR
                                                   ENDED              ENDED
                                               DECEMBER 31,       DECEMBER 31,
                                                   2003               2002
                                              ---------------    ---------------
VP STRATEGIC ALLOCATION BALANCED (NUMBER
OF SHARES)
Shares sold                                         2,725,924          1,444,418
Dividends reinvested                                  228,713            373,719
Shares redeemed                                    (1,180,144)        (1,982,213)
                                              ---------------    ---------------
Net increase (decrease) in shares
outstanding                                         1,774,493           (164,076)
                                              ===============    ===============
VP STRATEGIC ALLOCATION BALANCED ($)
Shares sold                                   $    29,723,305    $    16,813,796
Dividends reinvested                                2,679,069          4,331,408
Shares redeemed                                   (11,359,470)       (22,485,434)
                                              ---------------    ---------------
Net increase (decrease)                       $    21,042,904    $    (1,340,230)
                                              ===============    ===============

                                                        CLASS R SHARES
                                              ----------------------------------
                                                   YEAR               YEAR
                                                   ENDED              ENDED
                                               DECEMBER 31,       DECEMBER 31,
                                                   2003               2002
                                              ---------------    ---------------
VP STRATEGIC ALLOCATION INCOME (NUMBER OF
SHARES)
Shares sold                                         1,584,623          1,437,200
Dividends reinvested                                  255,069            371,570
Shares redeemed                                    (1,702,803)        (1,772,699)
                                              ---------------    ---------------
Net increase (decrease) in shares
outstanding                                           136,889             36,071
                                              ===============    ===============
VP STRATEGIC ALLOCATION INCOME ($)
Shares sold                                   $    15,209,893    $    16,635,548
Dividends reinvested                                2,954,235          4,243,329
Shares redeemed                                   (16,424,023)       (20,163,483)
                                              ---------------    ---------------
Net increase (decrease)                       $     1,740,105    $       715,394
                                              ===============    ===============

NOTE 11 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for Investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2003:

                                          UNDISTRIBUTED    ACCUMULATED
                                         NET INVESTMENT    NET REALIZED
                             PAID-IN        INCOME ON         GAINS
                             CAPITAL       INVESTMENTS       (LOSSES)
                            ---------    --------------    ------------
VP Index Plus LargeCap      $  (5,390)     $  (71,055)      $  76,445
VP Index Plus MidCap          (17,021)        (40,841)         57,862
VP Index Plus SmallCap          4,337         (21,349)         17,012
VP Strategic Allocation
   Growth                          --          12,123         (12,123)
VP Strategic Allocation
   Balanced                        --        (119,926)        119,926
VP Strategic Allocation
   Income                          --         (74,307)         74,307

The tax composition of dividends and distributions to shareholders was as follows:

                                          YEAR ENDED                YEAR ENDED
                                      DECEMBER 31, 2003         DECEMBER 31, 2002
                                      -----------------   ------------------------------
                                                                             LONG-TERM
                                       ORDINARY INCOME    ORDINARY INCOME   CAPITAL GAIN
                                      -----------------   ---------------   ------------
VP Index Plus LargeCap                  $  12,505,526      $  2,554,185      $       --
VP Index Plus MidCap                        1,404,482           931,048              --
VP Index Plus SmallCap                        218,961           384,326         694,338
VP Strategic Allocation
   Growth                                   1,692,396         3,207,413              --
VP Strategic Allocation
   Balanced                                 2,679,069         4,331,408              --
VP Strategic Allocation
   Income                                   2,954,235         4,243,329              --

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2003 are as follows:

                                                     UNDISTRIBUTED     UNREALIZED        CAPITAL
                                    UNDISTRIBUTED      LONG-TERM      APPRECIATION/       LOSS          EXPIRATION
                                   ORDINARY INCOME   CAPITAL GAINS   (DEPRECIATION)   CARRYFORWARDS        DATES
                                   ---------------   -------------   --------------   -------------    -----------
VP Index Plus LargeCap             $    15,567,008   $          --   $   70,008,802   $ (369,321,915)     2009-2011
VP Index Plus MidCap                     2,507,023              --       55,306,134       (2,158,301)          2010
VP Index Plus SmallCap                   1,128,137         622,991       23,088,210               --             --
VP Strategic Allocation Growth           2,499,340              --       28,540,561      (31,924,559)     2009-2010
VP Strategic Allocation Balanced         2,983,867              --       21,862,264      (21,287,863)     2009-2010
VP Strategic Allocation Income           2,659,705              --       10,138,289       (7,859,731)     2009-2010

NOTE 12 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios' Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% of the Portfolios' net assets, at market value, at time of purchase.

                                                          INITIAL                    PERCENT
                                            PRINCIPAL   ACQUISITION                  OF NET
PORTFOLIO                    SECURITY         AMOUNT       DATE       COST   VALUE   ASSETS
---------                 ---------------   ---------   -----------   ----   -----   ------
VP Index Plus SmallCap    Mascotech, Inc.    $ 2,000     11/29/00     $ --    $ --    0.0%
                                                                      ----   -----   ------

NOTE 13 - OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

ING
VP Index Plus
LargeCap
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 98.8%

                      ADVERTISING: 0.3%
      54,850    @,L   Interpublic Group of Cos., Inc.            $       855,660
      41,550          Omnicom Group                                    3,628,562
                                                                 ---------------
                                                                       4,484,222
                                                                 ---------------
                      AEROSPACE/DEFENSE: 1.5%
     105,000     L    Boeing Co.                                       4,424,700
      42,600          General Dynamics Corp.                           3,850,614
      23,950          Goodrich Corp.                                     711,076
      59,650          Lockheed Martin Corp.                            3,066,010
      35,050     L    Rockwell Collins, Inc.                           1,052,552
      96,550     L    United Technologies Corp.                        9,150,043
                                                                 ---------------
                                                                      22,254,995
                                                                 ---------------
                      AGRICULTURE: 1.1%
     253,500          Altria Group, Inc.                              13,795,470
      58,500          Monsanto Co.                                     1,683,630
      11,700     L    RJ Reynolds Tobacco
                        Holdings, Inc.                                   680,355
                                                                 ---------------
                                                                      16,159,455
                                                                 ---------------
                      AIRLINES: 0.1%
      31,500     L    Delta Air Lines, Inc.                              372,015
      98,750     L    Southwest Airlines Co.                           1,593,825
                                                                 ---------------
                                                                       1,965,840
                                                                 ---------------
                      APPAREL: 0.5%
      29,650          Jones Apparel Group, Inc.                        1,044,570
      12,800          Liz Claiborne, Inc.                                453,888
      81,250     L    Nike, Inc.                                       5,562,375
       9,700     L    Reebok Intl. Ltd.                                  381,404
                                                                 ---------------
                                                                       7,442,237
                                                                 ---------------
                      AUTO MANUFACTURERS: 1.1%
     567,300     L    Ford Motor Co.                                   9,076,800
      71,200     L    General Motors Corp.                             3,802,080
      34,225          Paccar, Inc.                                     2,913,232
                                                                 ---------------
                                                                      15,792,112
                                                                 ---------------
                      AUTO PARTS AND EQUIPMENT: 0.3%
      15,400     L    Dana Corp.                                         282,590
     183,200     L    Delphi Corp.                                     1,870,472
      12,700          Johnson Controls, Inc.                           1,474,724
                                                                 ---------------
                                                                       3,627,786
                                                                 ---------------
                      BANKS: 6.8%
      43,050     L    Amsouth Bancorp                                  1,054,725
     254,650     L    Bank of America Corp.                           20,481,499
      96,300          Bank of New York Co., Inc.                       3,189,456
     142,550          Bank One Corp.                                   6,498,854
      28,050          BB&T Corp.                                       1,083,852
      26,615          Charter One Financial, Inc.                        919,548
      23,100     L    Comerica, Inc.                                   1,294,986
      13,400          First Tennessee National Corp.                     590,940
     136,750          FleetBoston Financial Corp.                      5,969,138
      25,060          Huntington Bancshares, Inc.                        563,850
      50,550          Keycorp                                          1,482,126
      25,000          Marshall & Ilsley Corp.                            956,250
      48,700          Mellon Financial Corp.                           1,563,757
      77,700          National City Corp.                              2,637,138
      18,450     L    North Fork Bancorporation, Inc.                    746,672
      24,700          Northern Trust Corp.                             1,146,574
      33,450          PNC Financial Services
                        Group, Inc.                              $     1,830,719
      26,250          Regions Financial Corp.                            976,500
      62,350          SouthTrust Corp.                                 2,040,716
      37,900          State Street Corp.                               1,973,832
      34,450     L    SunTrust Banks, Inc.                             2,463,175
      15,750          Synovus Financial Corp.                            455,490
      26,800     L    Union Planters Corp.                               843,932
     238,797          US Bancorp                                       7,111,374
     328,050          Wachovia Corp.                                  15,283,849
     217,350          Wells Fargo & Co.                               12,799,741
      19,800          Zions Bancorporation                             1,214,334
                                                                 ---------------
                                                                      97,173,027
                                                                 ---------------
                      BEVERAGES: 2.4%
     104,800          Anheuser-Busch Cos., Inc.                        5,520,864
       9,100          Brown-Forman Corp.                                 850,395
     316,950     L    Coca-Cola Co.                                   16,085,213
      48,800          Coca-Cola Enterprises, Inc.                      1,067,256
      43,500          Pepsi Bottling Group, Inc.                       1,051,830
     218,300          PepsiCo, Inc.                                   10,177,146
                                                                 ---------------
                                                                     34,752,704
                                                                 ---------------
                      BIOTECHNOLOGY: 0.9%
     171,740     @    Amgen, Inc.                                     10,613,532
      23,250    @,L   Chiron Corp.                                     1,325,018
      25,100    @,L   Genzyme Corp.                                    1,238,434
      12,550     @    Medimmune, Inc.                                    318,770
                                                                 ---------------
                                                                      13,495,754
                                                                 ---------------
                      BUILDING MATERIALS: 0.2%
       9,300    @,L   American Standard Cos., Inc.                       936,510
      55,250          Masco Corp.                                      1,514,402
      13,050          Vulcan Materials Co.                               620,789
                                                                 ---------------
                                                                       3,071,701
                                                                 ---------------
                      CHEMICALS: 1.1%
      31,750          Air Products & Chemicals, Inc.                   1,677,353
     116,150          Dow Chemical Co.                                 4,828,355
      32,750          Ecolab, Inc.                                       896,368
      41,200     L    Engelhard Corp.                                  1,233,940
       9,200          International Flavors &
                        Fragrances, Inc.                                 321,264
      40,400          PPG Industries, Inc.                             2,586,408
      47,200          Praxair, Inc.                                    1,803,040
      28,400          Rohm & Haas Co.                                  1,212,964
      18,950     L    Sherwin-Williams Co.                               658,323
       9,600     L    Sigma-Aldrich Corp.                                548,928
                                                                 ---------------
                                                                      15,766,943
                                                                 ---------------
                      COMMERCIAL SERVICES: 1.3%
      21,350     @    Apollo Group, Inc.                               1,451,800
     313,150    @,L   Cendant Corp.                                    6,973,850
      58,600     @    Concord EFS, Inc.                                  869,624
      27,550    @,    Convergys Corp.                                    481,023
       3,000          Deluxe Corp.                                       123,990
      18,000     L    Equifax, Inc.                                      441,000
      38,400     L    H&R Block, Inc.                                  2,126,208
      14,700          McKesson Corp.                                     472,752
      19,850          Moody's Corp.                                    1,201,918
      82,500    @,L   Paychex, Inc.                                    3,069,000
      21,100    @,L   Robert Half Intl., Inc.                            492,474
      14,650     L    RR Donnelley & Sons Co.                            441,698
                                                                 ---------------
                                                                      18,145,337
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Index Plus
LargeCap
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      COMPUTERS: 4.2%
      43,300    @,L   Apple Computer, Inc.                       $       925,321
     332,700     @    Dell, Inc.                                      11,298,492
      62,000     L    Electronic Data Systems Corp.                    1,521,480
     762,900    @,L   EMC Corp.                                        9,856,668
     100,050     @    Gateway, Inc.                                      460,230
     377,518     L    Hewlett-Packard Co.                              8,671,588
     223,000    @,L   International Business
                        Machines Corp.                                20,667,639
      28,050    @,L   Lexmark Intl., Inc.                              2,205,852
     102,100    @,L   Network Appliance, Inc.                          2,096,113
     432,750     @    Sun Microsystems, Inc.                           1,943,048
      14,750     @    Sungard Data Systems, Inc.                         408,723
      45,250    @,L   Unisys Corp.                                       671,963
                                                                 ---------------
                                                                      60,727,117
                                                                 ---------------
                      COSMETICS/PERSONAL CARE: 2.6%
       8,700     L    Alberto-Culver Co.                                 548,796
      30,300     L    Avon Products, Inc.                              2,044,947
      65,300     L    Colgate-Palmolive Co.                            3,268,265
     306,300     L    Gillette Co.                                    11,250,399
      64,000          Kimberly-Clark Corp.                             3,781,760
     167,900     L    Procter & Gamble Co.                            16,769,852
                                                                 ---------------
                                                                      37,664,019
                                                                 ---------------
                      DISTRIBUTION/WHOLESALE: 0.0%
      12,200          WW Grainger, Inc.                                  578,158
                                                                 ---------------
                                                                         578,158
                                                                 ---------------
                      DIVERSIFIED FINANCIAL
                        SERVICES: 8.7%
     161,450          American Express Co.                             7,786,734
      29,750          Bear Stearns Cos., Inc.                          2,378,513
      49,300     L    Capital One Financial Corp.                      3,021,597
     165,550     L    Charles Schwab Corp.                             1,960,112
     651,200          Citigroup, Inc.                                 31,609,247
      57,800     L    Countrywide Financial Corp.                      4,384,130
     123,200          Fannie Mae                                       9,247,391
      29,350          Franklin Resources, Inc.                         1,527,961
      87,700          Freddie Mac                                      5,114,664
      58,250     L    Goldman Sachs Group, Inc.                        5,751,023
     489,600          JP Morgan Chase & Co.                           17,983,007
      61,000          Lehman Brothers Holdings, Inc.                   4,710,420
     164,475          MBNA Corp.                                       4,087,204
     248,900     L    Merrill Lynch & Co., Inc.                       14,597,984
     136,350          Morgan Stanley                                   7,890,575
      33,400     @    Providian Financial Corp.                          388,776
      52,650     L    SLM Corp.                                        1,983,852
      15,450          T Rowe Price Group, Inc.                           732,485
                                                                 ---------------
                                                                     125,155,675
                                                                 ---------------
                      ELECTRIC: 2.3%
     127,350     @    AES Corp.                                        1,202,184
      20,450     L    Ameren Corp.                                       940,700
      45,500     L    American Electric Power Co., Inc.                1,388,205
      67,450     L    Centerpoint Energy, Inc.                           653,591
      19,650     L    Cinergy Corp.                                      762,617
      10,950     L    Consolidated Edison, Inc.                          470,960
      36,150          Constellation Energy Group, Inc.                 1,415,634
      40,750     L    Dominion Resources, Inc.                         2,601,072
      43,850     L    Duke Energy Corp.                                  896,733
      96,300     @    Edison Intl.                                     2,111,858
      25,100          Entergy Corp.                                    1,433,963
      68,150     L    Exelon Corp.                               $     4,522,433
      41,300          FirstEnergy Corp.                                1,453,760
      21,850          FPL Group, Inc.                                  1,429,427
      23,500          NiSource, Inc.                                     515,590
      46,950    @,L   PG&E Corp.                                       1,303,802
       4,900          Pinnacle West Capital Corp.                        196,098
      32,950     L    PPL Corp.                                        1,441,563
      30,800          Progress Energy, Inc.                            1,394,008
      29,250     L    Public Service Enterprise
                        Group, Inc.                                    1,281,150
      92,250     L    Southern Co.                                     2,790,562
      68,950     L    TXU Corp.                                        1,635,494
      51,200          Xcel Energy, Inc.                                  869,376
                                                                 ---------------
                                                                      32,710,780
                                                                 ---------------
                      ELECTRICAL COMPONENTS AND
                        EQUIPMENT: 0.3%
      25,750          American Power Conversion                          629,588
      49,000          Emerson Electric Co.                             3,172,749
      19,150          Molex, Inc.                                        668,144
                                                                 ---------------
                                                                       4,470,481
                                                                 ---------------
                      ELECTRONICS: 0.6%
      55,550    @,L   Agilent Technologies, Inc.                       1,624,282
      27,000     L    Applera Corp. -
                        Applied Biosystems Group                         559,170
      21,850    @,L   Jabil Circuit, Inc.                                618,355
      15,250     L    Parker Hannifin Corp.                              907,375
      25,800          Perkinelmer, Inc.                                  440,406
     162,300    @,L   Sanmina-SCI Corp.                                2,046,603
     105,000    @,L   Solectron Corp.                                    620,550
      29,500          Symbol Technologies, Inc.                          498,255
      18,300          Tektronix, Inc.                                    578,280
      18,300     @    Thermo Electron Corp.                              461,160
                                                                 ---------------
                                                                       8,354,436
                                                                 ---------------
                      ENTERTAINMENT: 0.1%
      53,800          International Game
                         Technology                                    1,920,660
                                                                 ---------------
                                                                       1,920,660
                                                                 ---------------
                      ENVIRONMENTAL CONTROL: 0.2%
      52,500    @,L   Allied Waste Industries, Inc.                      728,700
      77,050          Waste Management, Inc.                           2,280,680
                                                                 ---------------
                                                                       3,009,380
                                                                 ---------------
                      FOOD: 1.4%
      76,577          Archer-Daniels-Midland Co.                       1,165,502
      49,650          Campbell Soup Co.                                1,330,620
      69,050          Conagra Foods, Inc.                              1,822,230
      44,850          General Mills, Inc.                              2,031,704
       6,450          Hershey Foods Corp.                                496,586
      44,500          HJ Heinz Co.                                     1,621,135
      47,000          Kellogg Co.                                      1,789,760
     104,550     @    Kroger Co.                                       1,935,221
      15,900          McCormick & Co., Inc.                              478,590
      22,600    @,L   Safeway, Inc.                                      495,166
      89,500          Sara Lee Corp.                                   1,943,045
      35,500          Supervalu, Inc.                                  1,014,945
      75,000          Sysco Corp.                                      2,792,249
      19,000     L    Winn-Dixie Stores, Inc.                            189,050
      26,100          WM Wrigley Jr Co.                                1,467,081
                                                                 ---------------
                                                                      20,572,884
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Index Plus
LargeCap
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      FOREST PRODUCTS AND PAPER: 0.5%
       5,000          Boise Cascade Corp.                        $       164,300
      52,800          Georgia-Pacific Corp.                            1,619,376
      54,800     L    International Paper Co.                          2,362,428
      23,250    @,L   Louisiana-Pacific Corp.                            415,710
      26,650          MeadWestvaco Corp.                                 792,838
      26,800     L    Weyerhaeuser Co.                                 1,715,200
                                                                 ---------------
                                                                       7,069,852
                                                                 ---------------
                      GAS: 0.2%
      24,700          KeySpan Corp.                                      908,960
      12,600     L    Peoples Energy Corp.                               529,704
      45,850          Sempra Energy                                    1,378,251
                                                                 ---------------
                                                                       2,816,915
                                                                 ---------------
                      HAND/MACHINE TOOLS: 0.1%
       9,900     L    Black & Decker Corp.                               488,268
       5,100          Snap-On, Inc.                                      164,424
       8,500     L    Stanley Works                                      321,895
                                                                 ---------------
                                                                         974,587
                                                                 ---------------
                      HEALTHCARE-PRODUCTS: 3.6%
       6,300     L    Bausch & Lomb, Inc.                                326,970
      79,650          Baxter Intl., Inc.                               2,430,918
      34,100          Becton Dickinson & Co.                           1,402,874
      28,750          Biomet, Inc.                                     1,046,788
     185,250     @    Boston Scientific Corp.                          6,809,790
      10,800          CR Bard, Inc.                                      877,500
     100,600          Guidant Corp.                                    6,056,120
     383,450          Johnson & Johnson                               19,809,026
     161,400          Medtronic, Inc.                                  7,845,654
      22,100     @    St. Jude Medical, Inc.                           1,355,835
      23,150          Stryker Corp.                                    1,967,982
      30,550    @,L   Zimmer Holdings, Inc.                            2,150,720
                                                                 ---------------
                                                                      52,080,177
                                                                 ---------------
                      HEALTHCARE-SERVICES: 1.4%
      19,450     L    Aetna, Inc.                                      1,314,431
      17,350    @,L   Anthem, Inc.                                     1,301,250
      50,150     @    Humana, Inc.                                     1,145,928
      11,800     L    Manor Care, Inc.                                   407,926
     189,650     L    UnitedHealth Group, Inc.                        11,033,836
      48,450     @    WellPoint Health Networks                        4,699,166
                                                                 ---------------
                                                                      19,902,537
                                                                 ---------------
                      HOME BUILDERS: 0.2%
      13,850          Centex Corp.                                     1,490,953
       6,000     L    KB Home                                            435,120
       6,800          Pulte Homes, Inc.                                  636,616
                                                                 ---------------
                                                                       2,562,689
                                                                 ---------------
                      HOME FURNISHINGS: 0.1%
      22,900     L    Leggett & Platt, Inc.                              495,327
      21,900          Whirlpool Corp.                                  1,591,035
                                                                 ---------------
                                                                       2,086,362
                                                                 ---------------
                      HOUSEHOLD PRODUCTS/WARES: 0.2%
      27,250          Clorox Co.                                       1,323,260
      30,600     L    Fortune Brands, Inc.                             2,187,594
                                                                 ---------------
                                                                       3,510,854
                                                                 ---------------
                      INSURANCE: 4.6%
      61,950    @@    ACE Ltd.                                         2,565,969
      60,700          Aflac, Inc.                                      2,196,126
      83,350     L    Allstate Corp.                             $     3,585,717
      12,700          Ambac Financial Group, Inc.                        881,253
     337,374     L    American Intl. Group                            22,361,148
      39,300     L    AON Corp.                                          940,842
      22,800          Chubb Corp.                                      1,552,680
      44,400          Cigna Corp.                                      2,553,000
      19,450          Cincinnati Financial Corp.                         814,566
      34,150          Hartford Financial Services
                        Group, Inc.                                    2,015,875
      19,025          Jefferson-Pilot Corp.                              963,616
      35,750          John Hancock Financial
                        Services, Inc.                                 1,340,625
      38,700          Lincoln National Corp.                           1,562,319
      27,000          Marsh & McLennan Cos., Inc.                      1,293,030
      18,600          MBIA, Inc.                                       1,101,678
      94,350     L    Metlife, Inc.                                    3,176,765
      13,050     L    MGIC Investment Corp.                              743,067
      43,400          Principal Financial Group                        1,435,238
      48,150          Progressive Corp.                                4,024,858
     115,500     L    Prudential Financial, Inc.                       4,824,434
      30,950          Safeco Corp.                                     1,204,884
      28,000          St. Paul Cos.                                    1,110,200
      18,700          Torchmark Corp.                                    851,598
     123,372          Travelers Property
                        Casualty Corp.                                 2,093,623
      16,900    @@    XL Capital Ltd.                                  1,310,595
                                                                 ---------------
                                                                      66,503,706
                                                                 ---------------
                      INTERNET: 0.7%
      81,300    @,L   eBay, Inc.                                       5,251,167
      37,450    @,L   Symantec Corp.                                   1,297,643
      82,000    @,L   Yahoo!, Inc.                                     3,703,940
                                                                 ---------------
                                                                      10,252,750
                                                                 ---------------
                      LEISURE TIME: 0.2%
      17,600          Brunswick Corp.                                    560,208
      31,700          Carnival Corp.                                   1,259,441
      37,650     L    Harley-Davidson, Inc.                            1,789,505
                                                                 ---------------
                                                                       3,609,154
                                                                 ---------------
                      LODGING: 0.2%
      11,900          Harrah's Entertainment, Inc.                       592,263
      32,700     L    Hilton Hotels Corp.                                560,151
      22,250          Marriott Intl., Inc.                             1,027,950
      23,650     @    Starwood Hotels & Resorts
                        Worldwide, Inc.                                  850,691
                                                                 ---------------
                                                                       3,031,055
                                                                 ---------------
                      MACHINERY-CONSTRUCTION AND
                        MINING: 0.2%
      39,500          Caterpillar, Inc.                                3,279,290
                                                                 ---------------
                                                                       3,279,290
                                                                 ---------------
                      MACHINERY-DIVERSIFIED: 0.5%
      75,100          Deere & Co.                                      4,885,255
      23,600          Dover Corp.                                        938,100
      37,900          Rockwell Automation, Inc.                        1,349,240
                                                                 ---------------
                                                                       7,172,595
                                                                 ---------------
                      MEDIA: 3.2%
     284,700    @,L   Comcast Corp.                                    9,358,089
      10,700          Dow Jones & Co., Inc.                              533,395
      34,450          Gannett Co., Inc.                                3,071,562
      10,400     L    Knight-Ridder, Inc.                                804,648

                 See Accompanying Notes to Financial Statements

ING
VP Index Plus
LargeCap
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      MEDIA (CONTINUED)
      41,050          McGraw-Hill Cos., Inc.                     $     2,870,216
      10,000          Meredith Corp.                                     488,100
      17,350          New York Times Co.                                 829,157
     586,350    @,L   Time Warner, Inc.                               10,548,436
      38,150          Tribune Co.                                      1,968,540
     222,300          Viacom, Inc.                                     9,865,674
     259,350     L    Walt Disney Co.                                  6,050,636
                                                                 ---------------
                                                                      46,388,453
                                                                 ---------------
                      MINING: 0.6%
     102,000    @,L   Alcoa, Inc.                                      3,876,000
      22,400     L    Freeport-McMoRan
                        Copper & Gold, Inc.                              943,712
      50,600     L    Newmont Mining Corp.                             2,459,666
      12,400     @    Phelps Dodge Corp.                                 943,516
                                                                 ---------------
                                                                       8,222,894
                                                                 ---------------
                      MISCELLANEOUS MANUFACTURING: 5.4%
     193,900     L    3M Co.                                          16,487,316
      10,350          Cooper Industries Ltd.                             599,576
      32,200     L    Danaher Corp.                                    2,954,350
      35,300     L    Eastman Kodak Co.                                  906,151
      11,750          Eaton Corp.                                      1,268,765
   1,268,000          General Electric Co.                            39,282,639
     111,150          Honeywell Intl., Inc.                            3,715,745
      38,550          Illinois Tool Works, Inc.                        3,234,731
      19,750    @@    Ingersoll-Rand Co.                               1,340,630
      10,100          ITT Industries, Inc.                               749,521
      16,200          Pall Corp.                                         434,646
      17,750     L    Textron, Inc.                                    1,012,815
     248,550    @@    Tyco Intl. Ltd.                                  6,586,575
                                                                 ---------------
                                                                      78,573,460
                                                                 ---------------
                      OFFICE/BUSINESS EQUIPMENT: 0.2%
      29,300          Pitney Bowes, Inc.                               1,190,166
      96,100    @,L   Xerox Corp.                                      1,326,180
                                                                 ---------------
                                                                       2,516,346
                                                                 ---------------
                      OIL AND GAS: 5.9%
      15,200          Amerada Hess Corp.                                 808,184
      29,600          Anadarko Petroleum Corp.                         1,509,896
       8,302          Apache Corp.                                       673,292
      25,250          Burlington Resources, Inc.                       1,398,345
     240,400          ChevronTexaco Corp.                             20,768,155
     144,194          ConocoPhillips                                   9,454,801
      72,950          Devon Energy Corp.                               4,177,117
      14,700          EOG Resources, Inc.                                678,699
     841,100          Exxon Mobil Corp.                               34,485,099
       4,900          Kerr-McGee Corp.                                   227,801
      37,300          Marathon Oil Corp.                               1,234,257
      17,500  @,@@,L  Nabors Industries Ltd.                             726,250
       7,250     @    Noble Corp.                                        259,405
     121,550     L    Occidental Petroleum Corp.                       5,134,272
      27,300     L    Sunoco, Inc.                                     1,396,395
      37,350    @,L   Transocean, Inc.                                   896,774
      30,250          Unocal Corp.                                     1,114,108
                                                                 ---------------
                                                                      84,942,850
                                                                 ---------------
                      OIL AND GAS SERVICES: 0.1%
      18,550    @,L   BJ Services Co.                                    665,945
      53,350          Halliburton Co.                                  1,387,100
                                                                 ---------------
                                                                       2,053,045
                                                                 ---------------
                      PACKAGING AND CONTAINERS: 0.2%
       6,950          Ball Corp.                                 $       414,012
       5,900          Bemis Co.                                          295,000
      28,450     @    Pactiv Corp.                                       679,955
      24,850    @,L   Sealed Air Corp.                                 1,345,379
                                                                 ---------------
                                                                       2,734,346
                                                                 ---------------
                      PHARMACEUTICALS: 5.8%
     207,000          Abbott Laboratories                              9,646,200
      15,950     L    Allergan, Inc.                                   1,225,120
      98,350          Bristol-Myers Squibb Co.                         2,812,810
     148,200          Eli Lilly & Co.                                 10,422,906
       9,900    @,L   Express Scripts, Inc.                              657,657
      18,500    @,L   Forest Laboratories, Inc.                        1,143,300
      30,016     @    King Pharmaceuticals, Inc.                         458,044
      56,504     @    Medco Health Solutions, Inc.                     1,920,571
     282,200          Merck & Co., Inc.                               13,037,639
     967,800          Pfizer, Inc.                                    34,192,373
      21,250    @,L   Watson Pharmaceuticals, Inc.                       977,500
     177,150          Wyeth                                            7,520,018
                                                                 ---------------
                                                                      84,014,138
                                                                 ---------------
                      PIPELINES: 0.1%
      16,050          Kinder Morgan, Inc.                                948,555
     104,700          Williams Cos., Inc.                              1,028,154
                                                                 ---------------
                                                                       1,976,709
                                                                 ---------------
                      REAL ESTATE: 0.2%
      45,750          Equity Office Properties Trust                   1,310,737
      34,950          Equity Residential                               1,031,375
      25,100          Simon Property Group, Inc.                       1,163,134
                                                                 ---------------
                                                                       3,505,246
                                                                 ---------------
                      RETAIL: 8.2%
      35,800    @,L   Autonation, Inc.                                   657,646
      61,150     @    Bed Bath & Beyond, Inc.                          2,650,853
     103,050          Best Buy Co., Inc.                               5,383,332
      15,600     @    Big Lots, Inc.                                     221,676
     100,250    @,L   Costco Wholesale Corp.                           3,727,295
      50,800          CVS Corp.                                        1,834,896
      20,250          Darden Restaurants, Inc.                           426,060
      76,100          Dollar General Corp.                             1,597,339
      22,950          Family Dollar Stores                               823,446
      60,200          Federated Department Stores                      2,837,226
     282,300     L    Gap, Inc.                                        6,552,183
     522,700          Home Depot, Inc.                                18,550,622
     110,950          Limited Brands                                   2,000,429
      99,150          Lowe's Cos., Inc.                                5,491,919
      36,650     L    May Department Stores Co.                        1,065,416
     398,450          McDonald's Corp.                                 9,893,513
      18,600     L    Nordstrom, Inc.                                    637,980
      39,200     @    Office Depot, Inc.                                 655,032
      51,400          RadioShack Corp.                                 1,576,952
      36,750     L    Sears Roebuck And Co.                            1,671,758
     158,100     @    Staples, Inc.                                    4,316,130
      89,050    @,L   Starbucks Corp.                                  2,943,993
      18,900     L    Tiffany & Co.                                      854,280
      26,950     L    TJX Cos., Inc.                                     594,248
      49,200    @,L   Toys R US, Inc.                                    621,888
     554,140     L    Wal-Mart Stores, Inc.                           29,397,126
     217,900          Walgreen Co.                                     7,927,201
      39,300          Wendy's Intl., Inc.                              1,542,132
      35,800     @    Yum! Brands, Inc.                                1,231,520
                                                                 ---------------
                                                                     117,684,091
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Index Plus
LargeCap
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      SAVINGS AND LOANS: 0.5%
      18,550          Golden West Financial Corp.                $     1,914,175
     115,200     L    Washington Mutual, Inc.                          4,621,824
                                                                 ---------------
                                                                       6,535,999
                                                                 ---------------
                      SEMICONDUCTORS: 4.5%
     128,250     @    Altera Corp.                                     2,911,275
      41,750          Analog Devices, Inc.                             1,905,888
     351,400    @,L   Applied Materials, Inc.                          7,888,929
      83,000     @    Applied Micro Circuits Corp.                       496,340
      15,300    @,L   Broadcom Corp.                                     521,577
   1,010,650          Intel Corp.                                     32,542,929
      37,700          Linear Technology Corp.                          1,586,039
      79,800    @,L   LSI Logic Corp.                                    707,826
      99,900     L    Maxim Integrated Products                        4,975,020
      20,950    @,L   National Semiconductor Corp.                       825,640
      17,650    @,L   Novellus Systems, Inc.                             742,183
      19,650    @,L   Nvidia Corp.                                       456,863
      11,100    @,L   Qlogic Corp.                                       572,760
      25,300    @,L   Teradyne, Inc.                                     643,885
     211,950          Texas Instruments, Inc.                          6,227,090
      74,650    @,L   Xilinx, Inc.                                     2,891,941
                                                                 ---------------
                                                                      65,896,185
                                                                 ---------------
                      SOFTWARE: 5.3%
      71,400          Adobe Systems, Inc.                              2,806,020
      39,250          Autodesk, Inc.                                     964,765
      68,850     L    Automatic Data Processing                        2,727,149
      25,950    @,L   BMC Software, Inc.                                 483,968
      47,600    @,L   Citrix Systems, Inc.                             1,009,596
     127,950     L    Computer Associates Intl., Inc.                  3,498,153
      89,300     @    Compuware Corp.                                    539,372
      36,700    @,L   Electronic Arts, Inc.                            1,753,526
      92,200          First Data Corp.                                 3,788,498
      23,100    @,L   Fiserv, Inc.                                       912,681
      71,750     L    IMS Health, Inc.                                 1,783,705
      23,500    @,L   Intuit, Inc.                                     1,243,385
      20,250    @,L   Mercury Interactive Corp.                          984,960
   1,370,850     L    Microsoft Corp.                                 37,753,208
      41,700     @    Novell, Inc.                                       438,684
     646,500     @    Oracle Corp.                                     8,533,799
      36,350    @,L   Peoplesoft, Inc.                                   828,780
     149,850    @,L   Siebel Systems, Inc.                             2,078,420
     132,300     @    Veritas Software Corp.                           4,916,268
                                                                 ---------------
                                                                      77,044,937
                                                                 ---------------
                      TELECOMMUNICATIONS: 6.5%
      37,250          Alltel Corp.                                     1,735,105
     101,460          AT&T Corp.                                       2,059,638
     119,250     @    Avaya, Inc.                                      1,543,095
     361,400          Bellsouth Corp.                                 10,227,619
      28,550          CenturyTel, Inc.                                   931,301
      80,600    @,L   Ciena Corp.                                        535,184
   1,108,950     @    Cisco Systems, Inc.                             26,936,395
      51,500    @,L   Comverse Technology, Inc.                          905,885
     140,550    @,L   Corning, Inc.                                    1,465,937
     536,400    @,L   Lucent Technologies, Inc.                        1,523,376
     292,350     L    Motorola, Inc.                                   4,113,365
     353,800    @,L   Nextel Communications, Inc.                      9,927,628
      98,950     L    Qualcomm, Inc.                                   5,336,374
     416,550          SBC Communications, Inc.                        10,859,458
      49,550          Scientific-Atlanta, Inc.                         1,352,715
     113,600     L    Sprint Corp.-FON Group                           1,865,312
     128,850    @,L   Sprint Corp.-PCS Group                     $       724,137
      46,750    @,L   Tellabs, Inc.                                      394,103
     347,000          Verizon Communications, Inc.                    12,172,759
                                                                 ---------------
                                                                      94,609,386
                                                                 ---------------
                      TOYS/GAMES/HOBBIES: 0.2%
      57,700          Hasbro, Inc.                                     1,227,856
      99,450          Mattel, Inc.                                     1,916,402
                                                                 ---------------
                                                                       3,144,258
                                                                 ---------------
                      TRANSPORTATION: 1.2%
      47,050          Burlington Northern
                        Santa Fe Corp.                                 1,522,068
      33,750          FedEx Corp.                                      2,278,125
      49,700          Norfolk Southern Corp.                           1,175,405
      13,100          Ryder System, Inc.                                 447,365
      12,100          Union Pacific Corp.                                840,708
     145,700     L    United Parcel Service, Inc.                     10,861,935
                                                                 ---------------
                                                                      17,125,606
                                                                 ---------------
                      Total Common Stock
                        (Cost $1,250,526,628)                      1,431,116,175
                                                                 ---------------

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.8%

               REPURCHASE AGREEMENT: 0.8%
$ 11,862,000   Morgan Stanley Repurchase
                 Agreement, 0.970%, due
                 01/02/04, $11,862,639 to be
                 received upon repurchase
                 (Collateralized by $12,095,000,
                 Federal Home Loan Mortgage
                 Corporation, 0.000%, Market
                 Value $12,102,912, due 09/09/05)                     11,862,000
                                                                 ---------------
               Total Short-Term Investments
                 (Cost $11,862,000)                                   11,862,000
                                                                 ---------------
               TOTAL INVESTMENTS IN
                 SECURITIES (COST
                 $1,262,388,628)*                        99.6%   $ 1,442,978,175
               OTHER ASSETS AND
                 LIABILITIES-NET                          0.4          5,820,280
                                                        -----    ---------------
               NET ASSETS                               100.0%   $ 1,448,798,455
                                                        =====    ===============

@    Non-income producing security
@@   Foreign Issuer
L Loaned security, a portion or all of the security is on loan at December 31, 2003

* Cost for federal income tax purposes is $1,372,969,373. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                      $    81,596,948
              Gross Unrealized Depreciation                          (11,588,146)
                                                                 ---------------
              Net Unrealized Appreciation                        $    70,008,802
                                                                 ===============

Information concerning open futures at December 31, 2003 is shown below:

                                       NOTIONAL
                        NO. OF          MARKET        EXPIRATION     UNREALIZED
LONG CONTRACT          CONTRACTS        VALUE            DATE           GAIN
-------------          --------------------------------------------------------
S&P 500 Index             18          $  4,997,700      Mar-04       $  152,788
                                      ============                   ==========

               See Accompanying Notes to Financial Statements

ING
VP Index Plus
MidCap
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 98.6%

                      ADVERTISING: 0.3%
      21,700    @,L   Catalina Marketing Corp.                   $       437,472
      40,250          Harte-Hanks, Inc.                                  875,438
                                                                 ---------------
                                                                       1,312,910
                                                                 ---------------
                      AEROSPACE/DEFENSE: 0.7%
      44,150    @,L   L-3 Communications Holdings, Inc.                2,267,544
       2,350     @    Sequa Corp.                                        115,150
      34,900     @    Titan Corp.                                        761,169
                                                                 ---------------
                                                                       3,143,863
                                                                 ---------------
                      AGRICULTURE: 0.1%
      11,250          Universal Corp.                                    496,913
                                                                 ---------------
                                                                         496,913
                                                                 ---------------
                      AIRLINES: 0.2%
      10,550    @,L   Alaska Air Group, Inc.                             287,910
      18,000    @,L   Jetblue Airways Corp.                              477,360
                                                                 ---------------
                                                                         765,270
                                                                 ---------------
                      APPAREL: 1.2%
     123,300     @    Coach, Inc.                                      4,654,575
      16,100     @    Timberland Co.                                     838,327
      40,100     @    Unifi, Inc.                                        258,645
                                                                 ---------------
                                                                       5,751,547
                                                                 ---------------
                      AUTO PARTS AND EQUIPMENT: 1.2%
      30,800          Arvinmeritor, Inc.                                 742,896
       8,000          Bandag, Inc.                                       329,600
      11,750          Borgwarner, Inc.                                   999,573
      30,600          Lear Corp.                                       1,876,698
      41,200          Modine Manufacturing Co.                         1,111,576
       9,950          Superior Industries Intl.                          433,024
                                                                 ---------------
                                                                       5,493,367
                                                                 ---------------
                      BANKS: 6.6%
      50,027          Associated Banc-Corp.                            2,133,652
      25,900          Bank of Hawaii Corp.                             1,092,980
      73,850          Banknorth Group, Inc.                            2,402,340
      38,050          City National Corp.                              2,363,665
     149,650          Colonial Bancgroup, Inc.                         2,591,937
      33,950          Commerce Bancorp, Inc.                           1,788,486
      58,550          Compass Bancshares, Inc.                         2,301,601
      23,100          Cullen/Frost Bankers, Inc.                         937,167
      34,800          Firstmerit Corp.                                   938,556
      21,650          Greater Bay BanCorp.                               616,592
      73,350          Hibernia Corp.                                   1,724,459
      28,000     L    Investors Financial Services Corp.               1,075,480
      22,400     L    M&T Bank Corp.                                   2,201,920
      36,900          Mercantile Bankshares Corp.                      1,681,902
      92,200          National Commerce Financial Corp.                2,515,215
      18,950          Provident Financial Group, Inc.                    605,453
      24,450    @,L   Silicon Valley Bancshares                          881,912
      33,350          TCF Financial Corp.                              1,712,523
       7,000          Westamerica Bancorporation                         347,900
      29,700          Wilmington Trust Corp.                           1,069,200
                                                                 ---------------
                                                                      30,982,940
                                                                 ---------------
                      BEVERAGES: 0.6%
      49,000     @    Constellation Brands, Inc.                       1,613,570
      63,450          Pepsiamericas, Inc.                              1,086,264
                                                                 ---------------
                                                                       2,699,834
                                                                 ---------------
                      BIOTECHNOLOGY: 0.7%
      21,200    @,L   Charles River Laboratories
                        Intl., Inc.                              $       727,796
     130,500     @    Millennium Pharmaceuticals, Inc.                 2,436,435
      17,400     L    Protein Design Labs, Inc.                          311,460
                                                                 ---------------
                                                                       3,475,691
                                                                 ---------------
                      BUILDING MATERIALS: 0.6%
      36,100          Martin Marietta Materials, Inc.                  1,695,617
      31,550          York Intl. Corp.                                 1,161,040
                                                                 ---------------
                                                                       2,856,657
                                                                 ---------------
                      CHEMICALS: 1.7%
      34,450          Airgas, Inc.                                       739,986
      19,950          Albemarle Corp.                                    597,902
      29,100     @    Cabot Corp.                                        926,544
      11,800     @    Cabot Microelectronics Corp.                       578,200
      50,250          Crompton Corp.                                     360,293
      30,950     @    Cytec Industries, Inc.                           1,188,171
      15,300     @    FMC Corp.                                          522,189
      21,600          Lubrizol Corp.                                     702,432
       3,500          Minerals Technologies, Inc.                        207,375
      10,950          Olin Corp.                                         219,657
      51,750     L    Rpm Intl., Inc.                                    851,805
      25,150          Valspar Corp.                                    1,242,912
                                                                 ---------------
                                                                       8,137,466
                                                                 ---------------
                      COAL: 0.4%
      25,250          Arch Coal, Inc.                                    787,043
      24,100          Peabody Energy Corp.                             1,005,211
                                                                 ---------------
                                                                       1,792,254
                                                                 ---------------
                      COMMERCIAL SERVICES: 4.1%
      21,400          Banta Corp.                                        866,700
      44,800     @    Career Education Corp.                           1,795,135
      40,450     @    Choicepoint, Inc.                                1,540,741
      19,050     @    Corinthian Colleges, Inc.                        1,058,418
      28,600    @,L   DeVry, Inc.                                        718,718
      31,800     @    Education Management Corp.                         987,072
      40,900    @,L   First Health Group Corp.                           795,914
     146,350    @,L   Gartner, Inc.                                    1,655,219
       8,050          Kelly Services, Inc.                               229,747
      16,550     @    Korn/Ferry Intl.                                   220,777
      36,550     L    Manpower, Inc.                                   1,720,773
     115,600     @    MPS Group, Inc.                                  1,080,860
      15,800     @    Plexus Corp.                                       271,286
      49,700    @,L   Quanta Services, Inc.                              362,810
      36,350     @    Rent-A-Center, Inc.                              1,086,138
      35,725          Rollins, Inc.                                      805,599
      15,900    @,L   Sylvan Learning Systems, Inc.                      457,761
      34,800    @,L   United Rentals, Inc.                               670,248
      19,650    @,L   Valassis Communications, Inc.                      576,728
     104,450          Viad Corp.                                       2,611,249
                                                                 ---------------
                                                                      19,511,893
                                                                 ---------------
                      COMPUTERS: 4.3%
      55,250          BISYS Group, Inc.                                  822,120
     126,950    @,L   Cadence Design Systems, Inc.                     2,282,561
      70,800     @    Ceridian Corp.                                   1,482,552
      32,450          Diebold, Inc.                                    1,748,082
      38,250    @,L   DST Systems, Inc.                                1,597,320
     108,050          Henry (Jack) & Associates                        2,223,669
       6,100          Imation Corp.                                      214,415
      45,300    @,L   McData Corp.                                       431,709

                 See Accompanying Notes to Financial Statements

ING
VP Index Plus
MidCap
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      COMPUTERS (CONTINUED)
     113,250     @    Quantum Corp.                              $       353,340
      32,200          Reynolds & Reynolds Co.                            935,410
      36,700    @,L   Sandisk Corp.                                    2,243,838
     135,200     @    Storage Technology Corp.                         3,481,399
      72,800    @,L   Synopsys, Inc.                                   2,457,728
                                                                 ---------------
                                                                      20,274,143
                                                                 ---------------
                      DISTRIBUTION/WHOLESALE: 0.5%
      37,550     L    CDW Corp.                                        2,168,888
                                                                 ---------------
                                                                       2,168,888
                                                                 ---------------
                      DIVERSIFIED FINANCIAL SERVICES: 3.9%
      37,750          AG Edwards, Inc.                                 1,367,683
      69,900    @,L   Americredit Corp.                                1,113,507
     376,750    @,L   E*TRADE Group, Inc.                              4,765,887
      30,550     L    Eaton Vance Corp.                                1,119,352
      42,400          Indymac Bancorp, Inc.                            1,263,096
      22,300     @    Investment Technology Group, Inc.                  360,145
      22,450     L    Labranche & Co., Inc.                              261,992
      63,200     L    Legg Mason, Inc.                                 4,877,775
      59,800          Raymond James Financial, Inc.                    2,254,460
      35,600          Waddell & Reed Financial, Inc.                     835,176
                                                                 ---------------
                                                                      18,219,073
                                                                 ---------------
                      ELECTRIC: 5.1%
      38,350          Allete, Inc.                                     1,173,510
      51,550          Alliant Energy Corp.                             1,283,595
      14,050          Black Hills Corp.                                  419,112
      98,900          DPL, Inc.                                        2,065,031
      34,950          Duquesne Light Holdings, Inc.                      640,983
      26,900          Energy East Corp.                                  602,560
      53,000     L    Great Plains Energy, Inc.                        1,686,460
      15,050     L    Hawaiian Electric Industries                       712,919
      16,450          IdaCorp., Inc.                                     492,184
      90,950          Mdu Resources Group, Inc.                        2,165,519
     106,700     L    Northeast Utilities                              2,152,138
      22,450          NSTAR                                            1,088,825
      69,700          OGE Energy Corp.                                 1,686,043
      18,200          PNM Resources, Inc.                                511,420
      38,900          Puget Energy, Inc.                                 924,653
      51,550     L    Scana Corp.                                      1,765,587
      82,800          Westar Energy, Inc.                              1,676,700
      52,650     L    Wisconsin Energy Corp.                           1,761,143
      28,150          WPS Resources Corp.                              1,301,375
                                                                 ---------------
                                                                      24,109,757
                                                                 ---------------
                      ELECTRICAL COMPONENTS AND EQUIPMENT: 1.1%
      15,300          Ametek, Inc.                                       738,378
      67,450    @,L   Energizer Holdings, Inc.                         2,533,422
      47,300          Hubbell, Inc.                                    2,085,930
                                                                 ---------------
                                                                       5,357,730
                                                                 ---------------
                      ELECTRONICS: 1.7%
      81,550    @,L   Arrow Electronics, Inc.                          1,887,067
     141,100     @    Avnet, Inc.                                      3,056,225
      34,300          Gentex Corp.                                     1,514,688
      35,050     @    Kemet Corp.                                        479,835
      26,750    @,L   Varian, Inc.                                     1,116,278
                                                                 ---------------
                                                                       8,054,093
                                                                 ---------------
                      ENGINEERING AND CONSTRUCTION: 0.6%
      20,900     @    Dycom Industries, Inc.                             560,538
      48,550          Granite Construction, Inc.                       1,140,440
      26,150     @    Jacobs Engineering Group, Inc.                   1,255,461
                                                                 ---------------
                                                                       2,956,439
                                                                 ---------------
                      ENTERTAINMENT: 0.6%
      25,000          GTECH Holdings Corp.                       $     1,237,250
      22,900          International Speedway Corp.                     1,022,714
      18,250     @    Macrovision Corp.                                  412,268
      38,550     @    Six Flags, Inc.                                    289,896
                                                                 ---------------
                                                                       2,962,128
                                                                 ---------------
                      ENVIRONMENTAL CONTROL: 0.6%
      72,850          Republic Services, Inc.                          1,867,146
      18,150    @,L   Stericycle, Inc.                                   847,605
                                                                 ---------------
                                                                       2,714,751
                                                                 ---------------
                      FOOD: 2.5%
      70,568     @    Dean Foods Co.                                   2,319,570
      63,450          Hormel Foods Corp.                               1,637,645
      23,060          JM Smucker Co.                                   1,044,387
      17,450          Ruddick Corp.                                      312,355
       8,250     L    Sensient Technologies Corp.                        163,103
      49,100    @,L   Smithfield Foods, Inc.                           1,016,370
      39,994          Tootsie Roll Industries, Inc.                    1,439,784
     160,205     L    Tyson Foods, Inc.                                2,121,114
      26,900          Whole Foods Market, Inc.                         1,805,797
                                                                 ---------------
                                                                      11,860,125
                                                                 ---------------
                      FOREST PRODUCTS AND PAPER: 0.6%
      18,150          Glatfelter                                         225,968
      18,950          Longview Fibre Co.                                 234,033
      34,850          Potlatch Corp.                                   1,211,734
      19,764          Rayonier, Inc.                                     820,384
      28,700          Wausau-Mosinee Paper Corp.                         388,024
                                                                 ---------------
                                                                       2,880,143
                                                                 ---------------
                      GAS: 0.7%
      27,250          AGL Resources, Inc.                                792,975
      42,300     L    Oneok, Inc.                                        933,984
      33,000          Vectren Corp.                                      813,450
      20,250          WGL Holdings, Inc.                                 562,748
                                                                 ---------------
                                                                       3,103,157
                                                                 ---------------
                      HAND/MACHINE TOOLS: 0.1%
      16,650          Kennametal, Inc.                                   661,838
                                                                 ---------------
                                                                         661,838
                                                                 ---------------
                      HEALTHCARE-PRODUCTS: 3.8%
      38,450     @    Apogent Technologies, Inc.                         885,888
      70,750     L    Beckman Coulter, Inc.                            3,596,222
      84,750    @,L   Cytyc Corp.                                      1,166,160
      36,500          Dentsply Intl., Inc.                             1,648,705
      18,900    @,L   Henry Schein, Inc.                               1,277,262
      28,100          Hillenbrand Industries, Inc.                     1,743,886
      30,500    @,L   Patterson Dental Co.                             1,956,880
      12,250     @    Steris Corp.                                       276,850
      67,600     @    Varian Medical Systems, Inc.                     4,671,159
      36,650     @    Visx, Inc.                                         848,448
                                                                 ---------------
                                                                      18,071,460
                                                                 ---------------
                      HEALTHCARE-SERVICES: 3.9%
      20,750    @,L   Apria Healthcare Group, Inc.                       590,753
      42,700     @    Community Health Systems, Inc.                   1,134,966
      10,750     @    Covance, Inc.                                      288,100
      65,250    @,L   Coventry Health Care, Inc.                       4,207,972
     126,350    @,L   Health Net, Inc.                                 4,131,644
      43,250    @,L   Lincare Holdings, Inc.                           1,298,798

                 See Accompanying Notes to Financial Statements

ING
VP Index Plus
MidCap
Portfolio          PORTFOLIO OF INVESTMENTS as of December 31, 2003  (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      HEALTHCARE-SERVICES (CONTINUED)
      38,900          Oxford Health Plans                        $     1,692,150
      50,950    @,L   Pacificare Health Systems                        3,444,220
      27,450     L    Universal Health Services, Inc.                  1,474,614
                                                                 ---------------
                                                                      18,263,217
                                                                 ---------------
                      HOME BUILDERS: 1.8%
      69,500     L    DR Horton, Inc.                                  3,006,570
      13,950    @,L   Hovnanian Enterprises, Inc.                      1,214,487
      37,000     L    Lennar Corp.                                     3,552,000
      13,000    @,L   Toll Brothers, Inc.                                516,880
                                                                 ---------------
                                                                       8,289,937
                                                                 ---------------
                      HOUSEHOLD PRODUCTS/WARES: 1.4%
      53,050          Blyth, Inc.                                      1,709,271
      47,750     L    Church & Dwight, Inc.                            1,890,900
      76,000          Dial Corp.                                       2,163,720
      13,950     @    Scotts Co.                                         825,282
                                                                 ---------------
                                                                       6,589,173
                                                                 ---------------
                      INSURANCE: 7.2%
      25,800     @    Allmerica Financial Corp.                          793,866
      31,950          American Financial Group, Inc.                     845,397
      15,150     L    Amerus Group Co.                                   529,796
      43,450          Arthur J Gallagher & Co.                         1,411,691
      11,950          Brown & Brown, Inc.                                389,690
      56,000    @@    Everest Re Group Ltd.                            4,737,599
     140,225     L    Fidelity National Financial, Inc.                5,437,925
      92,000          First American Corp.                             2,738,840
      46,950          HCC Insurance Holdings, Inc.                     1,493,010
      13,400     L    Leucadia National Corp.                            617,740
       8,300    @,L   Mony Group, Inc.                                   259,707
      48,000     @    Ohio Casualty Corp.                                833,280
     135,225          Old Republic Intl. Corp.                         3,429,305
      44,550          PMI Group, Inc.                                  1,658,597
      30,300          Protective Life Corp.                            1,025,352
      42,150          Radian Group, Inc.                               2,054,813
      13,050          Stancorp Financial Group, Inc.                     820,584
      29,800          Unitrin, Inc.                                    1,234,018
     101,425          WR Berkley Corp.                                 3,544,803
                                                                 ---------------
                                                                      33,856,013
                                                                 ---------------
                      INTERNET: 1.0%
      18,900     @    Avocent Corp.                                      690,228
      33,700    @,L   Checkfree Corp.                                    931,805
      18,600    @,L   Internet Security Systems                          350,238
      27,850     @    Macromedia, Inc.                                   496,844
      70,500    @,L   Network Associates, Inc.                         1,060,320
      69,450     @    RSA Security, Inc.                                 986,190
                                                                 ---------------
                                                                       4,515,625
                                                                 ---------------
                      IRON/STEEL: 0.2%
      27,100          Carpenter Technology                               801,347
                                                                 ---------------
                                                                         801,347
                                                                 ---------------
                      LEISURE TIME: 0.1%
      30,850     L    Callaway Golf Co.                                  519,823
                                                                 ---------------
                                                                         519,823
                                                                 ---------------
                      LODGING: 0.6%
      29,550          Boyd Gaming Corp.                                  476,937
      44,400          Extended Stay America, Inc.                        642,912
      10,100          Mandalay Resort Group                              451,672
     131,500     @    Park Place Entertainment Corp.                   1,424,145
                                                                 ---------------
                                                                       2,995,666
                                                                 ---------------
                      MACHINERY-DIVERSIFIED: 0.8%
      45,200     @    Flowserve Corp.                            $       943,776
      52,850          Graco, Inc.                                      2,119,285
       6,300          Nordson Corp.                                      217,539
       8,550          Zebra Technologies Corp.                           567,464
                                                                 ---------------
                                                                       3,848,064
                                                                 ---------------
                      MEDIA: 1.8%
      49,750          Belo Corp.                                       1,409,915
      10,000    @,L   Emmis Communications Corp.                         270,500
      23,500    @,L   Entercom Communications Corp.                    1,244,560
      20,250     L    lee Enterprises, Inc.                              883,913
      10,250          Media General, Inc.                                667,275
      42,300          Reader's Digest Association, Inc.                  620,118
       4,350          Washington Post                                  3,442,590
                                                                 ---------------
                                                                       8,538,871
                                                                 ---------------
                      METAL FABRICATE/HARDWARE: 0.3%
      29,100     L    Precision Castparts Corp.                        1,321,431
                                                                 ---------------
                                                                       1,321,431
                                                                 ---------------
                      MISCELLANEOUS MANUFACTURING: 2.1%
      26,200          Brink's Co.                                        592,382
      14,550          Carlisle Cos., Inc.                                885,513
      20,850          Donaldson Co., Inc.                              1,233,486
      19,200          Harsco Corp.                                       841,344
      15,000          Lancaster Colony Corp.                             677,400
      23,000          Pentair, Inc.                                    1,051,100
      77,000    @,L   SPX Corp.                                        4,528,370
       6,050          Teleflex, Inc.                                     292,397
                                                                 ---------------
                                                                      10,101,992
                                                                 ---------------
                      OFFICE FURNISHINGS: 0.5%
      22,350          Herman Miller, Inc.                                542,435
      46,300          Hon Industries, Inc.                             2,005,716
                                                                 ---------------
                                                                       2,548,151
                                                                 ---------------
                      OIL AND GAS: 3.7%
         256          Cross Timbers Royalty Trust                          7,301
      67,150     L    Ensco Intl., Inc.                                1,824,466
       9,850    @,L   Forest Oil Corp.                                   281,415
      43,400     L    Murphy Oil Corp.                                 2,834,454
      27,550          Noble Energy, Inc.                               1,224,047
      52,250     @    Pioneer Natural Resources Co.                    1,668,343
      73,700          Pogo Producing Co.                               3,559,709
     109,850     L    Valero Energy Corp.                              5,090,448
      34,300          XTO Energy, Inc.                                   970,690
                                                                 ---------------
                                                                      17,460,873
                                                                 ---------------
                      OIL AND GAS SERVICES: 1.4%
      26,200     @    Cooper Cameron Corp.                             1,220,920
      33,150     @    FMC Technologies, Inc.                             772,395
      58,700     @    Grant Prideco, Inc.                                764,274
      34,900    @,L   Hanover Compressor Co.                             389,135
      18,800    @,L   Smith Intl., Inc.                                  780,576
      29,000          Tidewater, Inc.                                    866,520
      44,150     @    Varco Intl., Inc.                                  910,815
      24,000     @    Weatherford Intl. Ltd.                             864,000
                                                                 ---------------
                                                                       6,568,635
                                                                 ---------------
                      PACKAGING AND CONTAINERS: 0.4%
      46,850          Packaging Corp. of America                       1,024,141
      42,480          Sonoco Products Co.                              1,045,858
                                                                 ---------------
                                                                       2,069,999
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Index Plus
MidCap
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      PHARMACEUTICALS: 3.8%
      67,750    @,L   AdvancePCS                                 $     3,567,714
      31,500    @,L   Barr Laboratories, Inc.                          2,423,925
      90,750     @    IVAX Corp.                                       2,167,110
     125,887          Mylan Laboratories                               3,179,905
      45,900          Omnicare, Inc.                                   1,853,901
      27,650          Perrigo Co.                                        434,658
      15,050    @,L   Pharmaceutical Resources, Inc.                     980,508
      36,100     L    Sepracor, Inc.                                     863,873
      52,000     @    Sicor, Inc.                                      1,414,400
      37,600          Valeant Pharmaceuticals Intl.                      945,640
                                                                 ---------------
                                                                      17,831,634
                                                                 ---------------
                      PIPELINES: 0.8%
      86,400          Aquila, Inc.                                       292,896
      37,350          National Fuel Gas Co.                              912,834
      37,700          Questar Corp.                                    1,325,155
      24,900          Western Gas Resources, Inc.                      1,176,525
                                                                 ---------------
                                                                       3,707,410
                                                                 ---------------
                      REAL ESTATE: 1.1%
      38,650          AMB Property Corp.                               1,270,812
      21,550     L    Highwoods Properties, Inc.                         547,370
      11,400          Hospitality Properties Trust                       470,592
      37,550          Liberty Property Trust                           1,460,695
      27,150          Mack-Cali Realty Corp.                           1,129,983
      23,950          United Dominion Realty
                        Trust, Inc.                                      459,840
                                                                 ---------------
                                                                       5,339,292
                                                                 ---------------
                      RETAIL: 7.5%
     115,850     @    Abercrombie & Fitch Co.                          2,862,653
      27,500    @,L   American Eagle Outfitters                          451,000
      25,300          Applebees Intl., Inc.                              993,531
      78,750    @,L   Barnes & Noble, Inc.                             2,586,937
      28,550    @,L   BJ's Wholesale Club, Inc.                          655,508
      11,800          Bob Evans Farms                                    383,028
      92,200          Borders Group, Inc.                              2,021,024
      45,350    @,L   Brinker Intl., Inc.                              1,503,806
      19,450    @,    Carmax, Inc.                                       601,589
      39,250          CBRL Group, Inc.                                 1,501,705
      40,950    @,L   Chico's FAS, Inc.                                1,513,103
     117,800          Claire's Stores, Inc.                            2,219,351
      37,150     @    Copart, Inc.                                       612,975
      52,250     @    Dollar Tree Stores, Inc.                         1,570,635
      16,900          Longs Drug Stores Corp.                            418,106
      29,650          Michaels Stores, Inc.                            1,310,530
      36,950     @    Neiman-Marcus Group, Inc.                        1,983,107
      23,850    @,L   O'Reilly Automotive, Inc.                          914,886
      13,450          Outback Steakhouse, Inc.                           594,625
      64,100     L    Petsmart, Inc.                                   1,525,580
      68,350     L    Pier 1 Imports, Inc.                             1,494,131
      68,400          Ross Stores, Inc.                                1,807,812
      28,900          Ruby Tuesday, Inc.                                 823,361
     176,000     @    Saks, Inc.                                       2,647,039
      54,600    @,L   Williams-Sonoma, Inc.                            1,898,442
                                                                 ---------------
                                                                      34,894,464
                                                                 ---------------
                      SAVINGS AND LOANS: 2.4%
      38,050          Astoria Financial Corp.                          1,415,460
      64,150          Greenpoint Financial Corp.                       2,265,778
      27,000     L    Independence Community Bank                        971,190
      90,900     L    New York Community
                        Bancorp, Inc.                            $     3,458,745
      52,300          Sovereign Bancorp, Inc.                          1,242,125
      31,500          Washington Federal, Inc.                           894,600
      20,150     L    Webster Financial Corp.                            924,079
                                                                 ---------------
                                                                      11,171,977
                                                                 ---------------
                      SEMICONDUCTORS: 3.8%
     372,300     @    Atmel Corp.                                      2,237,522
      10,800     L    Credence Systems Corp.                             142,128
      56,200    @,L   Cypress Semiconductor Corp.                      1,200,432
      50,950    @,    Fairchild Semiconductor Intl., Inc.              1,272,222
      32,250    @,L   Integrated Circuit Systems, Inc.                   918,803
      41,400     @    Integrated Device Technology, Inc.                 710,838
      29,550     @    International Rectifier Corp.                    1,460,066
      62,950          Intersil Corp.                                   1,564,307
      59,900    @,L   Lam Research Corp.                               1,934,769
      44,450     @    Lattice Semiconductor Corp.                        430,276
      20,550    @,L   LTX Corp.                                          308,867
      37,950    @,    Micrel, Inc.                                       591,261
      93,650     L    Microchip Technology, Inc.                       3,124,163
      35,000    @,L   Semtech Corp.                                      795,550
      20,950    @,L   Silicon Laboratories, Inc.                         905,459
      49,150     @    Triquint Semiconductor, Inc.                       347,491
                                                                 ---------------
                                                                      17,944,154
                                                                 ---------------
                      SOFTWARE: 2.6%
      16,100     @    Activision, Inc.                                   293,020
      39,900    @,L   Acxiom Corp.                                       740,943
      22,800     @    Advent Software, Inc.                              397,404
      44,675     @    Ascential Software Corp.                         1,158,423
      29,350          Certegy, Inc.                                      962,680
      22,350     @    CSG Systems Intl.                                  279,152
      34,650     @    D&B Corp.                                        1,757,101
      20,250     L    Fair Isaac Corp.                                   995,490
      81,450    @,L   Keane, Inc.                                      1,192,428
      23,750          National Instruments Corp.                       1,079,913
      23,900     @    Retek, Inc.                                        221,792
      46,750          SEI Investments Co.                              1,424,472
      44,650    @,    Sybase, Inc.                                       918,897
      42,600     @    Transaction Systems
                        Architects, Inc.                                 964,038
                                                                 ---------------
                                                                      12,385,753
                                                                 ---------------
                      TELECOMMUNICATIONS: 2.7%
     432,750     @    3Com Corp.                                       3,535,567
      34,400          Adtran, Inc.                                     1,066,400
      68,050     @    Advanced Fibre Communication                     1,371,208
     114,100     @    Cincinnati Bell, Inc.                              576,205
      49,850     @    Commscope, Inc.                                    814,051
      29,500          Harris Corp.                                     1,119,525
      14,800     @    Newport Corp.                                      244,644
      17,000    @,L   Plantronics, Inc.                                  555,050
      46,100     @    Polycom, Inc.                                      899,872
      24,550     L    Powerwave Technologies, Inc.                       187,808
      33,250     @    Price Communications Corp.                         456,523
      28,800          Telephone & Data Systems, Inc.                   1,801,439
                                                                 ---------------
                                                                      12,628,292
                                                                 ---------------
                      TEXTILES: 0.5%
      31,250     @    Mohawk Industries, Inc.                          2,204,375
                                                                 ---------------
                                                                       2,204,375
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Index Plus
MidCap
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      TRANSPORTATION: 1.6%
      35,950          Alexander & Baldwin, Inc.                  $     1,211,156
      38,450          CH Robinson Worldwide, Inc.                      1,457,639
      21,550          CNF, Inc.                                          730,545
       8,750          EGL, Inc.                                          153,650
      61,650     @    JB Hunt Transport Services, Inc.                 1,665,166
      27,650          Overseas Shipholding Group                         941,483
      39,400     @    Swift Transportation Co., Inc.                     828,188
      31,487          Werner Enterprises, Inc.                           613,682
                                                                 ---------------
                                                                       7,601,509
                                                                 ---------------
                      TRUCKING AND LEASING: 0.1%
      19,650          Gatx Corp.                                         549,807
                                                                 ---------------
                                                                         549,807
                                                                 ---------------
               Total Common Stock
                 (Cost $400,949,305)                                 464,361,814
                                                                 ---------------

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 1.4%

               REPURCHASE AGREEMENT: 1.4%

$  6,633,000   Goldman Sachs Repurchase
                Agreement, 0.990%, due
                01/02/04, $6,633,365 to be
                received upon repurchase
                (Collateralized by various
                U.S. Government Agency
                Obligations, 0.000%-7.350%,
                Market Value $6,768,134,
                due 06/16/04-05/21/18)                                 6,633,000
                                                                 ---------------
               Total Short-Term Investments
                 (Cost $6,633,000)                                     6,633,000
                                                                 ---------------
               TOTAL INVESTMENTS IN
                 SECURITIES (COST
                 $407,582,305)*                         100.0%   $   470,994,814
               OTHER ASSETS AND
                 LIABILITIES-NET                          0.0            178,768
                                                        -----    ---------------
               NET ASSETS                               100.0%   $   471,173,582
                                                        =====    ===============

@    Non-income producing security
@@   Foreign Issuer
L Loaned security, a portion or all of the security is on loan at December 31, 2003

* Cost for federal income tax purposes is $415,688,680. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                     $    59,919,730
               Gross Unrealized Depreciation                          (4,613,596)
                                                                 ---------------
               Net Unrealized Appreciation                       $    55,306,134
                                                                 ===============

Information concerning open futures at December 31, 2003 is shown below:

                                        NOTIONAL
                          NO. OF         MARKET       EXPIRATION     UNREALIZED
LONG CONTRACT            CONTRACTS       VALUE           DATE           GAIN
--------------------------------------------------------------------------------
S&P MidCap 400 Index        10        $  2,880,250      Mar-04       $    22,660
                                      ============                   ===========

                 See Accompanying Notes to Financial Statements

ING
VP Index Plus
SmallCap
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 99.2%

                      ADVERTISING: 0.2%
      11,600          Advo, Inc.                                 $       368,416
                                                                 ---------------
                                                                         368,416
                                                                 ---------------
                      AEROSPACE/DEFENSE: 2.3%
      17,600     @    AAR Corp.                                          263,120
      15,800     @    Alliant Techsystems, Inc.                          912,607
      11,700     @    Armor Holdings, Inc.                               307,827
       7,100          Curtiss-Wright Corp.                               319,571
      10,200     @    Drs Technologies, Inc.                             283,356
       7,550     L    EDO Corp.                                          186,108
       9,925          Engineered Support Systems, Inc.                   546,471
       9,700     @    Esterline Technologies Corp.                       258,699
       7,300          GenCorp, Inc.                                       78,621
       7,350          Kaman Corp.                                         93,566
       7,150          Moog, Inc.                                         353,210
      19,500     @    Teledyne Technologies, Inc.                        367,575
       5,800     @    Triumph Group, Inc.                                211,120
                                                                 ---------------
                                                                       4,181,851
                                                                 ---------------
                      AGRICULTURE: 0.3%
      18,950          Delta & Pine Land Co.                              481,330
      22,350          Dimon, Inc.                                        150,863
                                                                 ---------------
                                                                         632,193
                                                                 ---------------
                      AIRLINES: 0.5%
      17,850    @,L   Atlantic Coast Airlines
                        Holdings, Inc.                                   176,715
      13,700     @    Frontier Airlines, Inc.                            195,362
      23,250    @,L   Mesa Air Group, Inc.                               291,090
       9,800          Skywest, Inc.                                      177,576
                                                                 ---------------
                                                                         840,743
                                                                 ---------------
                      APPAREL: 1.7%
      10,050     @    Ashworth, Inc.                                      81,104
      11,600     @    Gymboree Corp.                                     199,868
       5,250          Haggar Corp.                                       102,428
      24,200          K-Swiss, Inc.                                      582,251
      10,750          Kellwood Co.                                       440,750
       1,550          Oshkosh B'Gosh, Inc.                                33,263
       9,100          Oxford Industries, Inc.                            308,308
      11,600          Phillips-Van Heusen                                205,784
      22,000    @,L   Quiksilver, Inc.                                   390,060
      13,550          Russell Corp.                                      237,938
      27,600          Stride Rite Corp.                                  314,088
      15,850          Wolverine World Wide, Inc.                         323,023
                                                                 ---------------
                                                                       3,218,865
                                                                 ---------------
                      AUTO MANUFACTURERS: 0.5%
      13,950          Oshkosh Truck Corp.                                711,869
      10,000    @,L   Wabash National Corp.                              293,000
                                                                 ---------------
                                                                       1,004,869
                                                                 ---------------
                      AUTO PARTS AND EQUIPMENT: 0.1%
       8,150          Standard Motor Products, Inc.                       99,023
      19,650     @    Tower Automotive, Inc.                             134,209
                                                                 ---------------
                                                                         233,232
                                                                 ---------------
                      BANKS: 5.9%
      10,550     L    Boston Private Financial
                        Holdings, Inc.                                   262,062
      14,650          Chittenden Corp.                                   492,826
      16,100          Community First Bankshares, Inc.                   465,934
      10,250          East-West Bancorp, Inc.                    $       550,220
      23,050    @@    First Bancorp Puerto Rico                          911,627
      20,262          First Midwest Bancorp, Inc.                        656,691
       7,700          First Republic Bank                                275,660
      43,650          Fremont General Corp.                              738,121
      16,850          Gold Banc Corp Inc                                 236,911
      19,150          Hudson United BanCorp.                             707,593
      20,450          Irwin Financial Corp.                              642,130
      10,239     L    Provident Bankshares Corp.                         301,436
      25,410          Republic Bancorp, Inc.                             342,781
      24,850          South Financial Group, Inc.                        692,321
       5,150          Southwest Bancorp of Texas, Inc.                   200,078
      19,150          Sterling Bancshares, Inc.                          255,270
      17,400          Susquehanna Bancshares, Inc.                       435,174
      31,648          Trustco Bank Corp. NY                              416,171
      19,000          UCBH Holdings, Inc.                                740,429
      18,950          United Bankshares, Inc.                            591,240
      17,375          Whitney Holding Corp.                              712,201
       7,850          Wintrust Financial Corp.                           354,035
                                                                 ---------------
                                                                      10,980,911
                                                                 ---------------
                      BIOTECHNOLOGY: 0.7%
       9,800     @    Arqule, Inc.                                        47,824
      12,400          Cambrex Corp.                                      313,223
       7,000    @,L   CryoLife, Inc.                                      40,460
      10,580     @    Enzo Biochem, Inc.                                 189,488
       9,800    @,L   Integra Lifesciences
                        Holdings Corp.                                   280,574
      19,400     @    Regeneron Pharmaceuticals, Inc.                    285,374
      18,750     @    Savient Pharmaceuticals, Inc.                       86,438
                                                                 ---------------
                                                                       1,243,381
                                                                 ---------------
                      BUILDING MATERIALS: 1.5%
      10,900          Apogee Enterprises, Inc.                           123,715
       1,350          Butler Manufacturing Co.                            29,700
       8,250          ElkCorp.                                           220,275
      17,700          Florida Rock Industries, Inc.                      970,845
      24,352          Lennox Intl., Inc.                                 406,678
       9,950     @    Simpson Manufacturing Co., Inc.                    506,057
       9,400          Texas Industries Inc                               347,800
       7,550          Universal Forest Products, Inc.                    242,959
                                                                 ---------------
                                                                       2,848,029
                                                                 ---------------
                      CHEMICALS: 1.3%
      12,050          Arch Chemicals, Inc.                               309,203
      14,200          Georgia Gulf Corp.                                 410,096
      18,600          Macdermid, Inc.                                    636,864
      12,600     @    OM Group, Inc.                                     329,994
       6,050          Penford Corp.                                       83,067
      19,700          Polyone Corp.                                      125,883
       3,300          Quaker Chemical Corp.                              101,475
      12,360          Schulman (A.), Inc.                                263,515
       5,000          Wellman, Inc.                                       51,050
                                                                 ---------------
                                                                       2,311,147
                                                                 ---------------
                      COAL: 0.4%
      32,650          Massey Energy Co.                                  679,120
                                                                 ---------------
                                                                         679,120
                                                                 ---------------
                      COMMERCIAL SERVICES: 4.4%
      12,425          Aaron Rents, Inc.                                  250,115
      20,050          ABM Industries, Inc.                               349,070
      17,350    @,L   Administaff, Inc.                                  301,543
      17,400     @    Arbitron, Inc.                                     725,927

                 See Accompanying Notes to Financial Statements

ING
VP Index Plus
SmallCap
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      COMMERCIAL SERVICES (CONTINUED)
       4,700          Bowne & Co., Inc.                          $        63,732
       7,550          CDI Corp.                                          247,263
       6,600    @,L   Coinstar, Inc.                                     119,196
       7,550     @    Consolidated Graphics, Inc.                        238,429
       4,750          CPI Corp.                                           95,998
      12,500    @,L   Cross Country Healthcare, Inc.                     186,500
       9,100     @    Heidrick & Struggles Intl., Inc.                   198,380
      25,300          Hooper Holmes, Inc.                                156,354
       2,800     @    Insurance Auto Auctions, Inc.                       36,540
      32,050     @    ITT Educational Services, Inc.                   1,505,388
      16,500    @,L   Kroll, Inc.                                        428,999
      19,400    @,L   Labor Ready, Inc.                                  254,140
       8,650     @    Maximus, Inc.                                      338,475
       8,200    @,L   Memberworks, Inc.                                  222,794
       5,200     @    Midas, Inc.                                         74,360
       9,850     @    NCO Group, Inc.                                    224,285
       8,200     @    On Assignment, Inc.                                 42,722
      11,300     @    Parexel Intl. Corp.                                183,738
      21,750     @    Pharmaceutical Product
                        Development, Inc.                                586,597
       6,350    @,L   Pre-Paid Legal Services, Inc.                      165,862
      18,650    @,L   PRG-Schultz Intl., Inc.                             91,385
       3,500          Roto-Rooter, Inc.                                  161,350
       8,300     @    SourceCorp.                                        212,729
       6,550          Startek, Inc.                                      267,175
       6,100     @    Volt Information Sciences, Inc.                    137,860
      13,300     @    Watson Wyatt & Co. Holdings                        321,195
                                                                 ---------------
                                                                       8,188,101
                                                                 ---------------
                      COMPUTERS: 2.5%
      13,600          Agilysys, Inc.                                     151,640
       9,550     @    Brooktrout, Inc.                                   120,139
      12,350     @    CACI Intl., Inc.                                   600,456
      13,400     @    Carreker Corp.                                     187,734
       3,750     @    Catapult Communications Corp.                       54,375
      26,500    @,L   Ciber, Inc.                                        229,490
      14,900     L    Factset Research Systems, Inc.                     569,329
      14,600     @    Hutchinson Technology, Inc.                        448,804
      13,537     @    Kronos, Inc.                                       536,201
       4,600    @,L   Manhattan Associates, Inc.                         127,144
       8,600     @    Mercury Computer Systems, Inc.                     214,140
       7,950    @,L   Micros Systems, Inc.                               344,712
      12,700     @    Nyfix, Inc.                                        100,965
      14,600     @    Radiant Systems, Inc.                              122,786
       6,850    @,L   Radisys Corp.                                      115,491
      15,950     @    Rainbow Technologies, Inc.                         179,597
       4,850     @    SCM Microsystems, Inc.                              37,442
      15,350     @    Systems & Computer
                        Technology Corp.                                 250,973
       6,050          Talx Corp.                                         139,332
                                                                 ---------------
                                                                       4,530,750
                                                                 ---------------
                      DISTRIBUTION/WHOLESALE: 1.4%
       6,800     @    Bell Microproducts, Inc.                            61,608
       5,900          Building Material Holding Corp.                     91,627
       9,800          Hughes Supply, Inc.                                486,276
      15,100          Owens & Minor, Inc.                                330,841
      13,925     @    SCP Pool Corp.                                     455,069
      23,300     @    United Stationers, Inc.                            953,436
      10,300          Watsco, Inc.                                       234,119
                                                                 ---------------
                                                                       2,612,976
                                                                 ---------------
                      DIVERSIFIED FINANCIAL SERVICES: 1.1%
       7,400     @    Financial Federal Corp.                    $       226,070
      23,750          Jefferies Group, Inc.                              784,225
      20,650          New Century Financial Corp.                        819,186
       7,900          SWS Group, Inc.                                    140,620
                                                                 ---------------
                                                                       1,970,101
                                                                 ---------------
                      ELECTRIC: 1.0%
      24,100          Avista Corp.                                       436,692
       3,700          Central Vermont Public
                        Service Corp.                                     86,950
       5,850          CH Energy Group, Inc.                              274,365
      25,360          Cleco Corp.                                        455,972
       5,950     @    El Paso Electric Co.                                79,433
       2,250          Green Mountain Power Corp.                          53,100
       5,250     L    UIL Holdings Corp.                                 236,775
      12,150          Unisource Energy Corp.                             299,619
                                                                 ---------------
                                                                       1,922,906
                                                                 ---------------
                      ELECTRICAL COMPONENTS AND EQUIPMENT: 0.9%
      13,650    @,L   Advanced Energy Industries, Inc.                   355,582
      24,800    @,L   Artesyn Technologies, Inc.                         211,296
      14,550          Belden, Inc.                                       306,860
       4,100          C&D Technologies, Inc.                              78,597
       6,150     @    Intermagnetics General Corp.                       136,284
       8,350     @    Magnetek, Inc.                                      55,027
      17,550     @    Vicor Corp.                                        200,246
       8,350     @    Wilson Greatbatch
                        Technologies, Inc.                               352,954
                                                                 ---------------
                                                                       1,696,846
                                                                 ---------------
                      ELECTRONICS: 4.5%
       6,000          Analogic Corp.                                     246,000
       2,100          BEI Technologies, Inc.                              42,000
       6,850          Bel Fuse, Inc.                                     223,516
      31,200     @    Benchmark Electronics, Inc.                      1,086,071
       9,000          Brady Corp.                                        366,750
      14,200    @,L   Checkpoint Systems, Inc.                           268,522
       1,300     @    Coherent, Inc.                                      30,940
      15,900          CTS Corp.                                          182,850
      11,150          Cubic Corp.                                        256,450
       6,250          Cymer, Inc.                                        288,688
       9,000     @    Dionex Corp.                                       414,179
      10,900     @    Electro Scientific Industries, Inc.                259,420
       5,450    @,L   FEI Co.                                            122,625
      25,700     @    Flir Systems, Inc.                                 938,049
       9,400    @,    Invision Technologies, Inc.                        315,558
       9,050     @    Itron, Inc.                                        166,158
       2,700          Keithley Instruments, Inc.                          49,410
       7,350     @    Meade Instruments Corp.                             25,358
      16,050          Methode Electronics                                196,292
      10,750          Park Electrochemical Corp.                         284,768
      17,300     @    Paxar Corp.                                        231,820
       7,100     @    Photon Dynamics, Inc.                              285,704
       9,650     @    Planar Systems, Inc.                               234,688
       7,200     @    Rogers Corp.                                       317,664
      11,300     @    SBS Technologies, Inc.                             166,223
      17,800          Technitrol, Inc.                                   369,172
       4,950     @    Trimble Navigation Ltd.                            184,338
      12,750          Watts Industries, Inc.                             283,050
       5,900          Woodward Governor Co.                              335,297
      12,350          X-Rite, Inc.                                       139,802
                                                                 ---------------
                                                                       8,311,362
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Index Plus
SmallCap
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      ENGINEERING AND CONSTRUCTION: 0.3%
       9,800     @    Insituform Technologies, Inc.              $       161,700
      13,550     @    URS Corp.                                          338,886
                                                                 ---------------
                                                                         500,586
                                                                 ---------------
                      ENTERTAINMENT: 0.2%
      11,550     @    Argosy Gaming Co.                                  300,185
      12,300     @    Pinnacle Entertainment, Inc.                       114,636
                                                                 ---------------
                                                                         414,821
                                                                 ---------------
                      ENVIRONMENTAL CONTROL: 0.6%
       9,350     @    Imco Recycling, Inc.                                92,472
       2,750    @,L   Ionics, Inc.                                        87,588
      22,531     @    Tetra Tech, Inc.                                   560,120
      11,450    @,L   Waste Connections, Inc.                            432,466
                                                                 ---------------
                                                                       1,172,646
                                                                 ---------------
                      FOOD: 1.8%
      18,500          Corn Products Intl., Inc.                          637,324
      23,675          Flowers Foods, Inc.                                610,815
          50     @    Great Atlantic & Pacific Tea Co.                       420
      16,450     @    Hain Celestial Group, Inc.                         381,805
       3,000     @    International Multifoods Corp.                      54,000
       4,250     @    J&J Snack Foods Corp.                              160,480
      14,900          Lance, Inc.                                        223,947
       7,200          Nash Finch Co.                                     160,848
       8,950    @,L   Performance Food Group Co.                         323,722
      15,100     @    Ralcorp Holdings, Inc.                             473,536
       9,550     @    United Natural Foods, Inc.                         342,941
                                                                 ---------------
                                                                       3,369,838
                                                                 ---------------
                      FOREST PRODUCTS AND PAPER: 0.6%
      14,450     @    Buckeye Technologies, Inc.                         145,223
      11,700     @    Caraustar Industries, Inc.                         161,460
       5,450          Deltic Timber Corp.                                165,680
       2,950          Pope & Talbot, Inc.                                 51,950
      17,100          Rock-Tenn Co.                                      295,145
       9,600          Schweitzer-Mauduit Intl., Inc.                     285,888
                                                                 ---------------
                                                                       1,105,346
                                                                 ---------------
                      GAS: 2.4%
      19,800          Atmos Energy Corp.                                 481,140
       3,400          Cascade Natural Gas Corp.                           71,706
      18,800          Energen Corp.                                      771,363
       6,950          Laclede Group, Inc.                                198,423
      10,900          New Jersey Resources Corp.                         419,759
       9,200          Northwest Natural Gas Co.                          282,900
       4,850          NUI Corp.                                           78,182
      12,350     L    Piedmont Natural Gas Co.                           536,731
      29,924    @,L   Southern Union Co.                                 550,602
      12,350          Southwest Gas Corp.                                277,258
      23,525          UGI Corp.                                          797,497
                                                                 ---------------
                                                                       4,465,561
                                                                 ---------------
                      HAND/MACHINE TOOLS: 0.3%
      13,600          Baldor Electric Co.                                310,760
      12,700     L    Milacron, Inc.                                      52,959
      10,600          Regal-Beloit Corp.                                 233,200
                                                                 ---------------
                                                                         596,919
                                                                 ---------------
                      HEALTHCARE-PRODUCTS: 4.7%
      10,900    @,L   Advanced Medical Optics, Inc.                      214,185
      12,850     @    American Medical Systems
                        Holdings, Inc.                                   280,130
       2,700     @    Arthrocare Corp.                           $        66,150
      10,450     @    Conmed Corp.                                       248,710
      12,450          Cooper Cos., Inc.                                  586,769
       9,600          Datascope Corp.                                    344,160
      11,300     L    Diagnostic Products Corp.                          518,783
       8,700     @    Haemonetics Corp.                                  207,843
       5,900     @    Hologic, Inc.                                      102,247
       1,750    @,L   ICU Medical, Inc.                                   59,990
      13,300    @,L   Idexx Laboratories, Inc.                           615,524
      22,650     @    Inamed Corp.                                     1,088,558
      12,100          Invacare Corp.                                     488,477
       6,800          Mentor Corp.                                       163,608
       5,100     @    Osteotech, Inc.                                     44,880
       3,700     L    PolyMedica Corp.                                    97,347
       6,450     @    Possis Medical, Inc.                               127,388
      13,000    @,L   Resmed, Inc.                                       540,020
      22,550     @    Respironics, Inc.                                1,016,779
      11,450     @    Sola Intl., Inc.                                   215,260
      24,950     @    Sybron Dental Specialties, Inc.                    701,095
      15,800    @,L   Techne Corp.                                       596,924
      13,250     @    Viasys Healthcare, Inc.                            272,950
       6,600          Vital Signs, Inc.                                  215,820
                                                                 ---------------
                                                                       8,813,597
                                                                 ---------------
                      HEALTHCARE-SERVICES: 4.3%
      11,500    @,L   American Healthways, Inc.                          274,505
       9,200     @    Amerigroup Corp.                                   392,380
       8,000     @    Amsurg Corp.                                       303,120
       7,050     @    Centene Corp.                                      197,471
       3,700    @,L   Curative Health Services, Inc.                      51,060
      32,500     @    Mid Atlantic Medical Services                    2,105,999
      13,750    @,L   Odyssey Healthcare, Inc.                           402,325
       7,150    @,L   Orthodontic Centers of America                      57,558
      12,150    @,    Pediatrix Medical Group, Inc.                      669,344
      33,100     @    Province Healthcare Co.                            529,600
       4,950     @    Rehabcare Group, Inc.                              105,237
      32,500     @    Renal Care Group, Inc.                           1,338,999
      10,500    @,    Sierra Health Services                             288,225
       7,600    @,L   Sunrise Senior Living, Inc.                        294,424
      10,200     @    United Surgical Partners Intl., Inc.               341,496
      46,250    @,L   US Oncology, Inc.                                  497,650
                                                                 ---------------
                                                                       7,849,393
                                                                 ---------------
                      HOME BUILDERS: 2.5%
      41,900    @,L   Champion Enterprises, Inc.                         293,300
      11,650          MDC Holdings, Inc.                                 751,425
      11,800     @    Monaco Coach Corp.                                 280,840
       3,000    @,L   NVR, Inc.                                        1,398,000
      10,000          Ryland Group, Inc.                                 886,400
       4,000          Skyline Corp.                                      139,480
      13,300          Standard-Pacific Corp.                             645,715
       2,750     L    Winnebago Industries                               189,063
                                                                 ---------------
                                                                       4,584,223
                                                                 ---------------
                      HOME FURNISHINGS: 2.2%
       8,500          Applica, Inc.                                       64,600
       3,900          Bassett Furniture Industries, Inc.                  64,350
      15,600          Ethan Allen Interiors, Inc.                        653,328
      22,400          Fedders Corp.                                      161,280
      35,250          Harman Intl. Industries, Inc.                    2,607,795
      22,200     L    La-Z-Boy, Inc.                                     465,756
       4,950    @,L   Salton, Inc.                                        64,598
                                                                 ---------------
                                                                       4,081,707
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Index Plus
SmallCap
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      HOUSEHOLD PRODUCTS/WARES: 0.9%
      19,300     @    Fossil, Inc.                               $       540,593
      11,150          Harland John H. Co.                                304,395
       5,800          New England Business
                        Service, Inc.                                    171,100
       8,050          Russ Berrie & Co., Inc.                            272,895
       8,300          Wd-40 Co.                                          293,488
                                                                 ---------------
                                                                       1,582,471
                                                                 ---------------
                      HOUSEWARES: 0.5%
       8,150     @    Enesco Group, Inc.                                  84,108
       5,550          Libbey, Inc.                                       158,064
       5,000          National Presto Industries, Inc.                   180,750
       9,650          Toro Co.                                           447,760
                                                                 ---------------
                                                                         870,682
                                                                 ---------------
                      INSURANCE: 2.2%
      13,026     L    Delphi Financial Group                             468,936
       5,500          Hilb Rogal & Hamilton Co.                          176,385
      13,550     L    Landamerica Financial Group, Inc.                  708,123
       9,550     @    Philadelphia Consolidated
                        Holding Co.                                      466,327
      13,300          Presidential Life Corp                             175,028
      10,800          RLI Corp.                                          404,568
       3,650          SCPIE Holdings, Inc.                                32,193
      11,650     L    Selective Insurance Group                          376,994
      13,200          Stewart Information Services Corp.                 535,260
      19,950     @    UICI                                               264,936
      13,000     L    Zenith National Insurance Corp.                    423,150
                                                                 ---------------
                                                                       4,031,900
                                                                 ---------------
                      INTERNET: 0.8%
      13,200    @,L   j2 Global Communications, Inc.                     326,964
      21,950     @    Netegrity, Inc.                                    226,305
       6,050     @    PC-Tel, Inc.                                        64,191
       7,000     @    QRS Corp.                                           56,840
      14,500     @    Verity, Inc.                                       242,005
      18,450     @    Webex Communications, Inc.                         370,844
       3,600     @    Websense, Inc.                                     105,264
                                                                 ---------------
                                                                       1,392,413
                                                                 ---------------
                      IRON/STEEL: 0.6%
       4,750     @    Cleveland-Cliffs, Inc.                             242,013
       5,800          Material Sciences Corp.                             58,638
      18,000          Reliance Steel & Aluminum Co.                      597,779
       4,750          Ryerson Tull, Inc.                                  54,388
       9,050     @    Steel Dynamics, Inc.                               212,585
                                                                 ---------------
                                                                       1,165,403
                                                                 ---------------
                      LEISURE TIME: 1.2%
       8,550          Arctic Cat, Inc.                                   211,185
      13,700    @,L   K2, Inc.                                           208,377
      11,750          Nautilus Group, Inc.                               165,088
       4,250          Pegasus Solutions, Inc.                             44,498
       9,050     L    Polaris Industries, Inc.                           801,648
      12,000          Thor Industries, Inc.                              674,640
       4,750    @,L   WMS Industries, Inc.                               124,450
                                                                 ---------------
                                                                       2,229,886
                                                                 ---------------
                      LODGING: 0.4%
      13,500     @    Aztar Corp.                                        303,750
      10,200          Marcus Corp.                                       167,280
      19,200     @    Prime Hospitality Corp.                            195,840
                                                                 ---------------
                                                                         666,870
                                                                 ---------------
                      MACHINERY-CONSTRUCTION AND MINING: 0.1%
       2,600     @    Astec Industries, Inc.                     $        31,902
       6,800          JLG Industries Inc                                 103,564
                                                                 ---------------
                                                                         135,466
                                                                 ---------------
                      MACHINERY-DIVERSIFIED: 2.2%
      18,470          Albany Intl. Corp.                                 626,133
       7,800          Applied Industrial
                        Technologies, Inc.                               186,108
      12,050          Briggs & Stratton                                  812,170
      18,050          Cognex Corp.                                       509,732
       7,900     @    Gardner Denver, Inc.                               188,573
      16,300     @    Gerber Scientific, Inc.                            129,748
      13,400          IDEX Corp.                                         557,306
       2,000          Lindsay Manufacturing Co.                           50,500
      11,050          Manitowoc Co.                                      344,760
       7,350          Robbins & Myers, Inc.                              139,577
      12,100          Stewart & Stevenson Services                       170,005
       7,500          Thomas Industries, Inc.                            259,950
                                                                 ---------------
                                                                       3,974,562
                                                                 ---------------
                      MEDIA: 0.2%
       1,750    @,L   4Kids Entertainment, Inc.                           45,535
       8,800     @    Information Holdings, Inc.                         194,480
       9,850          Thomas Nelson, Inc.                                190,401
                                                                 ---------------
                                                                         430,416
                                                                 ---------------
                      METAL FABRICATE/HARDWARE: 1.6%
      11,900          Commercial Metals Co.                              361,760
       6,600          Intermet Corp.                                      35,838
      20,370     L    Kaydon Corp.                                       526,361
       3,050          Lawson Products                                    101,199
      16,850     @    Maverick Tube Corp.                                324,363
      24,450     @    Mueller Industries, Inc.                           840,101
       8,550          Quanex Corp.                                       394,155
          50          Timken Co.                                           1,003
      11,200          Valmont Industries, Inc.                           259,280
       2,850     @    Wolverine Tube, Inc.                                17,955
                                                                 ---------------
                                                                       2,862,015
                                                                 ---------------
                      MINING: 0.4%
       7,100     @    Brush Engineered Materials, Inc.                   108,701
      15,800     @    Century Aluminum Co.                               300,358
      12,550          Commonwealth Industries, Inc.                      126,002
      14,650     @    RTI Intl. Metals, Inc.                             247,146
                                                                 ---------------
                                                                         782,207
                                                                 ---------------
                      MISCELLANEOUS MANUFACTURING: 2.5%
      23,400          Acuity Brands, Inc.                                603,720
      12,350          AO Smith Corp.                                     432,868
      22,450          Aptargroup, Inc.                                   875,549
       4,150     @    AT Cross Co.                                        27,681
       9,750          Barnes Group, Inc.                                 315,023
      10,300          Clarcor, Inc.                                      454,230
       9,000    @,L   Concord Camera Corp.                                83,250
       6,900     @    Cuno, Inc.                                         310,707
      16,770    @,L   Griffon Corp.                                      339,760
       4,800     @    Lydall, Inc.                                        48,912
       2,000   @,@@,I Mascotech, Inc.                                         --
      12,916          Myers Industries, Inc.                             156,542
      12,850          Roper Industries, Inc.                             632,990
       6,300          Standex Intl. Corp.                                176,400
       8,450          Sturm Ruger & Co., Inc.                             96,077
       5,450          Tredegar Corp.                                      84,639
                                                                 ---------------
                                                                       4,638,348
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Index Plus
SmallCap
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      OFFICE FURNISHINGS: 0.1%
      17,350     @    Interface, Inc.                            $        95,946
                                                                 ---------------
                                                                          95,946
                                                                 ---------------
                      OFFICE/BUSINESS EQUIPMENT: 0.4%
       8,650     @    Global Imaging Systems, Inc.                       274,638
      11,350     @    Imagistics Intl., Inc.                             425,625
                                                                 ---------------
                                                                         700,263
                                                                 ---------------
                      OIL AND GAS: 4.4%
      13,900          Cabot Oil & Gas Corp.                              407,965
      31,450    @L    Cimarex Energy Co.                                 839,400
      18,850     @    Evergreen Resources, Inc.                          612,814
      15,900          Frontier Oil Corp.                                 273,798
      24,000     @    Newfield Exploration Co.                         1,068,959
      13,300     @    Nuevo Energy Co.                                   321,461
      14,443          Patina Oil & Gas Corp.                             707,562
       5,450     @    Prima Energy Corp.                                 191,622
      10,450     @    Remington Oil & Gas Corp.                          205,761
      13,350     @    Southwestern Energy Co.                            319,065
      14,550     @    Spinnaker Exploration Co.                          469,529
      11,850     L    St. Mary Land & Exploration Co.                    337,725
      18,850     @    Stone Energy Corp.                                 800,182
      14,600     @    Swift Energy Co.                                   246,010
      19,700     @    Tom Brown, Inc.                                    635,324
      19,150     @    Unit Corp.                                         450,983
      24,750          Vintage Petroleum, Inc.                            297,743
                                                                 ---------------
                                                                       8,185,903
                                                                 ---------------
                      OIL AND GAS SERVICES: 0.9%
       6,150          Carbo Ceramics, Inc.                               315,187
       7,100     @    Dril-Quip, Inc.                                    115,730
       8,850     @    Hydril Co.                                         211,781
      10,000     @    Oceaneering Intl., Inc.                            280,000
       2,750     @    Seacor Smit, Inc.                                  115,583
       9,650     @    Tetra Technologies, Inc.                           233,916
      19,050     @    Veritas DGC, Inc.                                  199,644
      10,750     @    W-H Energy Services, Inc.                          174,150
                                                                 ---------------
                                                                       1,645,991
                                                                 ---------------
                      PACKAGING AND CONTAINERS: 0.2%
      11,050          Chesapeake Corp.                                   292,604
                                                                 ---------------
                                                                         292,604
                                                                 ---------------
                      PHARMACEUTICALS: 2.5%
      18,550     @    Accredo Health, Inc.                               586,366
      18,900          Alpharma, Inc.                                     379,890
      21,550    @,L   Cephalon, Inc.                                   1,043,235
       2,100    @,L   Cima Labs, Inc.                                     68,502
      10,100          Medicis Pharmaceutical                             720,130
      11,250    @,L   MGI Pharma, Inc.                                   462,938
       6,200          Natures Sunshine Prods, Inc.                        52,390
      33,800     @    NBTY, Inc.                                         907,867
      14,600     @    Noven Pharmaceuticals, Inc.                        222,066
       7,008     @    Priority Healthcare Corp.                          168,963
      16,400     @    Theragenics Corp.                                   89,708
                                                                 ---------------
                                                                       4,702,055
                                                                 ---------------
                      PIPELINES: 0.1%
       9,550     @    Plains Resources, Inc.                             153,278
                                                                 ---------------
                                                                         153,278
                                                                 ---------------
                      REAL ESTATE: 1.2%
      13,800     L    Capital Automotive Reit                            441,599
       3,900     L    Colonial Properties Trust                  $       154,440
       3,650          Essex Property Trust, Inc.                         234,403
      11,900     L    Gables Residential Trust                           413,405
      11,450          Glenborough Realty Trust, Inc.                     228,428
      11,850          Kilroy Realty Corp.                                388,088
       5,450          Lexington Corporate
                        Properties Trust                                 110,036
       7,650          Shurgard Storage Centers, Inc.                     288,023
                                                                 ---------------
                                                                       2,258,422
                                                                 ---------------
                      RETAIL: 9.0%
      18,750    @,L   Anntaylor Stores Corp.                             731,249
       8,450          Brown Shoe Co., Inc.                               320,509
      17,300          Burlington Coat Factory
                        Warehouse Corp.                                  366,068
      25,100          Casey's General Stores, Inc.                       443,266
      11,300          Cash America Intl., Inc.                           239,334
       7,150          Cato Corp.                                         146,575
      10,700     @    CEC Entertainment, Inc.                            507,073
      11,100    @,L   Childrens Place                                    296,703
      15,325     L    Christopher & Banks Corp.                          299,297
       3,200    @,    Cost Plus, Inc.                                    131,200
      10,200     @    Dress Barn, Inc.                                   152,898
       9,550     @    Electronics Boutique
                        Holdings Corp.                                   218,600
       6,425     L    Fred's, Inc.                                       199,047
       7,500     @    Genesco, Inc.                                      113,475
      24,000          Goody's Family Clothing, Inc.                      224,640
       9,450     @    Group 1 Automotive, Inc.                           341,996
       9,950     @    Guitar Center, Inc.                                324,171
      14,500          Haverty Furniture Cos., Inc.                       287,970
      19,425     @    HOT Topic, Inc.                                    572,261
       8,800          Ihop Corp.                                         338,624
      32,000     @    Insight Enterprises, Inc.                          601,599
       6,300    @,L   J Jill Group, Inc.                                  80,073
      13,850     @    Jack in The Box, Inc.                              295,836
       8,682     @    Jo-Ann Stores, Inc.                                177,113
      17,850     @    Linens 'N Things, Inc.                             536,928
      11,800          Lone Star Steakhouse & Saloon                      273,524
      15,600     @    Men's Wearhouse, Inc.                              390,156
      12,850     @    Movie Gallery, Inc.                                240,038
       3,050     @    O'Charleys, Inc.                                    54,748
      43,500     @    Pacific Sunwear of California                      918,719
      11,550    @,L   Panera Bread Co.                                   456,572
       7,220    @,L   Papa John's Intl., Inc.                            241,004
      29,750          Pep Boys-Manny Moe & Jack                          680,382
      10,300    @,L   PF Chang's China Bistro, Inc.                      524,064
      12,875     @    Rare Hospitality Intl., Inc.                       314,665
      17,750          Regis Corp.                                        701,479
      16,800     @    Ryan's Family Steak Houses, Inc.                   254,352
       6,400    @,L   School Specialty, Inc.                             217,664
      11,350     @    Shopko Stores, Inc.                                173,088
      15,962    @,L   Sonic Corp.                                        488,756
      11,350     @    Steak N Shake Co.                                  202,598
      24,350     @    Stein Mart, Inc.                                   200,644
       8,200     @    TBC Corp.                                          211,642
       5,500     @    Too, Inc.                                           92,840
      15,000     @    Tractor Supply Co.                                 583,350
      13,900          Triarc Cos                                         149,842
      20,950     @    Urban Outfitters, Inc.                             776,197
       4,650    @,    Wet Seal, Inc.                                      45,989
      11,100     @    Zale Corp.                                         590,519
                                                                 ---------------
                                                                      16,729,337
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Index Plus
SmallCap
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      SAVINGS AND LOANS: 2.8%
      10,600          Anchor Bancorp
                        Wisconsin, Inc.                          $       263,940
      12,400     @    Bankunited Financial Corp.                         319,796
      25,400          Brookline BanCorp, Inc.                            389,636
      17,500          Commercial Federal Corp.                           467,425
      18,600          Dime Community Bancshares                          572,136
      11,850     L    Downey Financial Corp.                             584,205
      10,150     @    Firstfed Financial Corp.                           441,525
      44,000          Flagstar Bancorp, Inc.                             942,480
      14,250          MAF Bancorp, Inc.                                  597,075
      11,050          Seacoast Financial Services Corp.                  302,881
      12,887     L    Waypoint Financial Corp.                           279,519
                                                                 ---------------
                                                                       5,160,618
                                                                 ---------------
                      SEMICONDUCTORS: 3.6%
      11,450    @,L   Actel Corp.                                        275,945
      21,100     @    Alliance Semiconductor Corp.                       150,021
       5,250     @    ATMI, Inc.                                         121,485
      43,200     @    Axcelis Technologies, Inc.                         441,504
      18,850    @,L   Brooks Automation, Inc.                            455,605
      16,950     @    DSP Group, Inc.                                    422,225
      28,250    @,    ESS Technology                                     480,532
      18,150     @    Exar Corp.                                         310,002
      19,350          Helix Technology Corp.                             398,223
       7,100     @    Kopin Corp.                                         47,641
       8,600     @    Kulicke & Soffa Industries, Inc.                   123,668
      17,850     @    Microsemi Corp.                                    438,753
      11,550     @    Pericom Semiconductor Corp.                        123,123
      14,550    @,L   Photronics, Inc.                                   289,836
      13,150     @    Power Integrations, Inc.                           439,999
       7,350    @,L   Rudolph Technologies, Inc.                         180,369
       7,650     @    Standard Microsystems Corp.                        193,545
       5,500     @    Supertex, Inc.                                     105,050
       6,500     @    Three-Five Systems, Inc.                            34,060
      17,000     @    Ultratech, Inc.                                    499,289
      15,350     @    Varian Semiconductor
                        Equipment Associates, Inc.                       670,641
      13,050    @,L   Veeco Instruments, Inc.                            368,010
                                                                 ---------------
                                                                       6,569,526
                                                                 ---------------
                      SOFTWARE: 4.5%
      19,100     @    American Management Systems                        287,837
       8,700     @    Ansys, Inc.                                        345,390
      13,550    @,L   Avid Technology, Inc.                              650,399
       7,650          Barra, Inc.                                        271,499
      14,400     @    Captaris, Inc.                                      80,928
      13,750    @,L   Cerner Corp.                                       520,438
       4,700     @    Concerto Software, Inc.                             56,306
       9,700    @,L   Concord Communications, Inc.                       193,709
      14,800    @,L   Dendrite Intl., Inc.                               231,916
      11,550     @    Digi Intl., Inc.                                   110,880
      35,500     @    eFunds Corp.                                       615,924
       2,900     @    EPIQ Systems, Inc.                                  49,677
      15,650     @    Filenet Corp.                                      423,802
      16,860          Global Payments, Inc.                              794,442
      16,700    @,L   Hyperion Solutions Corp.                           503,338
      11,100          Inter-Tel, Inc.                                    277,278
      11,650     @    Jda Software Group, Inc.                           192,342
      14,150     @    Mantech Intl. Corp.                                353,043
       8,300     @    Mapinfo Corp.                                       83,664
      16,200    @,L   Midway Games, Inc.                                  62,856
      14,900     @    MRO Software, Inc.                                 200,554
      13,050     L    Ndchealth Corp.                                    334,341
       9,350     @    Phoenix Technologies Ltd.                  $        75,548
      25,400     @    Progress Software Corp.                            519,684
       9,800    @,L   Roxio, Inc.                                         46,942
      17,700    @,L   Serena Software, Inc.                              324,795
       5,650     @    SPSS, Inc.                                         101,022
      19,000     @    Take-Two Interactive
                        Software, Inc.                                   547,390
                                                                 ---------------
                                                                       8,255,944
                                                                 ---------------
                      STORAGE/WAREHOUSING: 0.0%
       4,050    @,L   Mobile Mini, Inc.                                   79,866
                                                                 ---------------
                                                                          79,866
                                                                 ---------------
                      TELECOMMUNICATIONS: 2.2%
      82,500    @,L   Adaptec, Inc.                                      728,474
      28,400     @    Aeroflex, Inc.                                     331,996
      15,750     @    Anixter Intl., Inc.                                407,610
      15,650     @    Audiovox Corp.                                     200,946
       7,900          Black Box Corp.                                    363,953
       4,700     @    Boston Communications Group                         43,663
      24,300     @    C-COR.net Corp.                                    270,459
      17,525    @,L   Cable Design Technologies Corp.                    157,550
      13,300    @,L   Commonwealth Telephone
                        Enterprises, Inc.                                502,075
      21,350     @    General Communication                              185,745
      29,950     @    Harmonic, Inc.                                     217,138
      12,650     @    Network Equipment
                        Technologies, Inc.                               139,150
      22,500     @    Symmetricom, Inc.                                  163,800
       5,800     @    Tollgrade Communications, Inc.                     101,674
      10,600     @    Viasat, Inc.                                       202,884
                                                                 ---------------
                                                                       4,017,117
                                                                 ---------------
                      TEXTILES: 0.2%
       2,600          Angelica Corp.                                      57,200
       8,400          G&K Services, Inc.                                 308,700
                                                                 ---------------
                                                                         365,900
                                                                 ---------------
                      TOYS/GAMES/HOBBIES: 0.2%
       2,550          Action Performance Cos., Inc.                       49,980
       8,000     @    Department 56                                      104,800
      10,100    @,L   Jakks Pacific, Inc.                                132,916
                                                                 ---------------
                                                                         287,696
                                                                 ---------------
                      TRANSPORTATION: 2.2%
       3,950          Arkansas Best Corp.                                123,991
      11,300     @    Forward Air Corp.                                  310,750
      20,400          Heartland Express, Inc.                            493,476
      26,350    @,L   Kansas City Southern                               377,332
       9,450    @,L   Kirby Corp.                                        329,616
      15,000     @    Knight Transportation, Inc.                        384,750
      21,300     @    Landstar System, Inc.                              810,251
      11,550     @    Offshore Logistics, Inc.                           283,206
       4,350          USF Corp.                                          148,727
      19,820    @,L   Yellow Roadway Corp.                               716,878
                                                                 ---------------
                                                                       3,978,977
                                                                 ---------------
                      Total Common Stock
                        (Cost $155,848,351)                          182,972,518
                                                                 ---------------

RIGHTS: 0.0%

                      HOME FURNISHINGS: 0.0%
      22,400     @    Fedders Corp.                                        1,344
                                                                 ---------------
                      Total Rights
                        (Cost $0)                                          1,344
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Index Plus
SmallCap
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
WARRANTS: 0.0%

                      DISTRIBUTION/WHOLESALE: 0.0%
         116     @    Timco Aviation Services,
                        Expires 02/27/06                         $            --
                                                                 ---------------
                      Total Warrants
                        (Cost $0)                                             --
                                                                 ---------------

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS: 0.0%

                      DISTRIBUTION/WHOLESALE: 0.0%

$        112     @    Timco Aviation Services,
                        0.000%, due 01/02/07                                   6
                                                                 ---------------
                      Total Corporate Bonds
                        (Cost $0)                                              6
                                                                 ---------------
                      Total Long-Term Investments
                        (Cost $155,848,350)                          182,973,868
                                                                 ---------------
REPURCHASE AGREEMENT: 1.8%

               REPURCHASE AGREEMENT: 1.8%
   3,291,000   Goldman Sachs Repurchase
                 Agreement dated 12/31/03, 0.990%,
                 due 01/02/04, $3,291,181 to be
                 received upon repurchase
                 (Collateralized by various
                 U.S. Government Agency
                 Obligations, 0.000%-6.783%,
                 Market Value $3,361,508, due
                 02/04/04-11/07/13)                                    3,291,000
                                                                 ---------------
               Total Short-Term Investments
                 (Cost $3,291,000)                                     3,291,000
                                                                 ---------------
               TOTAL INVESTMENTS IN
                 SECURITIES (COST
                 $159,139,350)*                         101.0%   $   186,264,868
               OTHER ASSETS AND

                 LIABILITIES-NET                         (1.0)        (1,810,691)
                                                        -----    ---------------
               NET ASSETS                               100.0%   $   184,454,177
                                                        =====    ===============

@    Non-income producing security
@@   Foreign Issuer
L Loaned security, a portion or all of the security is on loan at December 31, 2003
I    Illiquid Security

* Cost for federal income tax purposes is $163,176,659. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                     $    24,662,952
               Gross Unrealized Depreciation                          (1,574,742)
                                                                 ---------------
               Net Unrealized Appreciation                       $    23,088,210
                                                                 ===============

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Growth
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 84.2%

                      ADVERTISING: 0.4%
       9,000          Omnicom Group                              $       785,970
       7,300    @@    WPP Group PLC                                       71,636
                                                                 ---------------
                                                                         857,606
                                                                 ---------------
                      AEROSPACE/DEFENSE: 1.3%
      11,000          Boeing Co.                                         463,540
       6,200          General Dynamics Corp.                             560,418
      11,650          Rockwell Collins, Inc.                             349,850
      15,750          United Technologies Corp.                        1,492,627
                                                                 ---------------
                                                                       2,866,435
                                                                 ---------------
                      AGRICULTURE: 0.9%
      26,400          Altria Group, Inc.                               1,436,688
      17,850          Monsanto Co.                                       513,723
       1,100     L    RJ Reynolds Tobacco
                        Holdings, Inc.                                    63,965
                                                                 ---------------
                                                                       2,014,376
                                                                 ---------------
                      AIRLINES: 0.2%
       6,050    @,L   Alaska Air Group, Inc.                             165,105
      14,875     @    Frontier Airlines, Inc.                            212,117
                                                                 ---------------
                                                                         377,222
                                                                 ---------------
                      APPAREL: 0.7%
      10,350          Liz Claiborne, Inc.                                367,011
      12,600     L    Nike, Inc.                                         862,596
       8,400     L    Reebok Intl. Ltd.                                  330,288
                                                                 ---------------
                                                                       1,559,895
                                                                 ---------------
                      AUTO MANUFACTURERS: 1.2%
       2,400    @@    DaimlerChrysler AG                                 111,552
      66,150     L    Ford Motor Co.                                   1,058,400
       6,950     L    General Motors Corp.                               371,130
      11,500    @@    Nissan Motor Co. Ltd.                              129,696
       7,550          Paccar, Inc.                                       642,656
       2,100    @@    Peugeot SA                                         107,117
       2,700    @@    Suzuki Motor Corp.                                  40,073
       5,200    @@    Toyota Motor Corp.                                 177,859
                                                                 ---------------
                                                                       2,638,483
                                                                 ---------------
                      AUTO PARTS AND EQUIPMENT: 0.3%
       4,000    @@    Bridgestone Corp.                                   54,122
      31,600          Delphi Corp.                                       322,635
      13,950     @    Dura Automotive Systems, Inc.                      178,142
                                                                 ---------------
                                                                         554,899
                                                                 ---------------
                      BANKS: 5.3%
       2,100    @@    Alpha Bank A.E.                                     63,613
       7,700    @@    Banco Bilbao Vizcaya
                        Argentaria SA                                    106,351
         800    @@    Banco Popular Espanol                               47,822
      34,650     L    Bank of America Corp.                            2,786,899
      14,950          Bank One Corp.                                     681,571
       2,500    @@    BNP Paribas                                        157,971
     141,000          CITIC International Financial
                        Holdings Ltd                                      76,404
       3,200    @@    Commerzbank AG                                      62,442
       3,200    @@    Credit Agricole SA                                  76,436
       3,070    @@    Credit Suisse Group                                112,009
       5,000    @@    DBS Group Holdings Ltd.                             43,306
       5,500    @@    Fortis                                             110,949
      26,700          Fremont General Corp.                              451,497
       9,500    @@    HBOS PLC                                   $       123,460
      17,875          Hibernia Corp.                                     420,241
      18,900    @@    HSBC Holdings PLC                                  297,615
          14    @@    Mitsubishi Tokyo Financial
                        Group, Inc.                                      109,161
          28    @@    Mizuho Financial Group, Inc.                        86,226
       4,200    @@    National Australia Bank Ltd.                        94,496
       5,725          Royal Bank of Scotland Group PLC                   169,029
      21,050     L    SouthTrust Corp.                                   688,967
       3,800    @@    St. George Bank Ltd.                                55,939
          14    @@    Sumitomo Mitsui Financial
                        Group, Inc.                                       75,687
      23,000    @@    The Bank of Fukuoka Ltd.                            96,841
       2,370    @@    UBS AG                                             162,206
          16    @@    UFJ Holdings Inc.                                   78,069
      15,600    @@    Unicredito Italiano S.p.A.                          84,334
      24,400          US Bancorp                                         726,632
      39,000          Wachovia Corp.                                   1,817,009
      22,100          Wells Fargo & Co.                                1,301,469
       6,050          Zions Bancorporation                               371,047
                                                                 ---------------
                                                                      11,535,698
                                                                 ---------------
                      BEVERAGES: 1.3%
      31,800          Coca-Cola Co.                                    1,613,850
       7,000    @@    Diageo PLC                                          92,063
      22,250          PepsiCo, Inc.                                    1,037,295
                                                                 ---------------
                                                                       2,743,208
                                                                 ---------------
                      BIOTECHNOLOGY: 1.0%
       2,725    @,L   Alexion Pharmaceuticals, Inc.                       46,380
      16,850     @    Amgen, Inc.                                      1,041,329
      23,225     @    Applera Corp - Celera
                        Genomics Group                                   323,060
       7,775    @,    Geron Corp.                                         77,517
      16,175    @,L   Intermune, Inc.                                    374,613
       4,650    @,L   Invitrogen Corp.                                   325,500
                                                                 ---------------
                                                                       2,188,399
                                                                 ---------------
                      BUILDING MATERIALS: 0.3%
       2,000    @@    Daikin Industries Ltd.                              46,502
         916    @@    Lafarge SA                                          81,903
      10,700          Rinker Group Ltd                                    52,925
       5,000    @@    Tostem Inax Holding Corp.                           96,648
       6,900          Vulcan Materials Co.                               328,232
                                                                 ---------------
                                                                         606,210
                                                                 ---------------
                      CHEMICALS: 0.7%
         300    @@    Air Liquide                                         53,013
       2,300    @@    Bayer AG                                            68,069
      11,850          Dow Chemical Co.                                   492,604
       9,100     L    Engelhard Corp.                                    272,545
      27,925    @,L   Hercules, Inc.                                     340,685
       1,000    @@    Nitto Denko Corp.                                   53,609
       1,400    @@    Shin-Etsu Chemical Co. Ltd.                         57,477
       4,250     L    Sigma-Aldrich Corp.                                243,015
                                                                 ---------------
                                                                       1,581,017
                                                                 ---------------
                      COMMERCIAL SERVICES: 1.5%
         960    @@    Adecco SA                                           61,992
      46,450    @,L   Cendant Corp.                                    1,034,442
       5,000     @    Corporate Executive Board Co.                      233,350
       5,000    @@    Dai Nippon Printing Co. Ltd.                        70,619
      11,800          H&R Block, Inc.                                    653,366
      21,800    @@    Macquarie Infrastructure Group                      56,058

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Growth
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      COMMERCIAL SERVICES (CONTINUED)
      14,700    @@    Mayne Group Ltd.                           $        36,227
      20,750    @,L   Paychex, Inc.                                      771,900
      13,650     @    Rent-A-Center, Inc.                                407,862
                                                                 ---------------
                                                                       3,325,816
                                                                 ---------------
                      COMPUTERS: 3.2%
      23,350     @    Apple Computer, Inc.                               498,990
       1,300    @@    Cap Gemini SA                                       58,118
      33,800     @    Dell, Inc.                                       1,147,848
      92,700     @    EMC Corp.                                        1,197,684
      40,250          Hewlett-Packard Co.                                924,543
      21,800          International Business
                        Machines Corp.                                 2,020,423
       8,300     @    Lexmark Intl., Inc.                                652,712
       7,600    @@    LogicaCMG PLC                                       35,598
      21,650    @,L   Network Appliance, Inc.                            444,475
       9,175    @,L   PalmOne, Inc.                                      107,806
                                                                 ---------------
                                                                       7,088,197
                                                                 ---------------
                      COSMETICS/PERSONAL CARE: 1.4%
      36,650          Gillette Co.                                     1,346,155
      16,950          Procter & Gamble Co.                             1,692,966
                                                                 ---------------
                                                                       3,039,121
                                                                 ---------------
                      DISTRIBUTION/WHOLESALE: 0.1%
      32,000    @@    Li & Fung Ltd.                                      54,925
      13,000    @@    Mitsui & Co. Ltd.                                  105,333
                                                                 ---------------
                                                                         160,258
                                                                 ---------------
                      DIVERSIFIED FINANCIAL SERVICES: 6.8%
       7,450    @,L   Affiliated Managers Group                          518,446
      16,300          American Express Co.                               786,149
       7,400          Amvescap PLC                                        54,089
       6,450     L    Bear Stearns Cos., Inc.                            515,678
      12,550     L    Capital One Financial Corp.                        769,190
      66,550          Citigroup, Inc.                                  3,230,336
      10,067     L    Countrywide Financial Corp.                        763,557
         800          Deutsche Boerse AG                                  43,936
      10,850          Doral Financial Corp.                              350,238
      12,400          Fannie Mae                                         930,744
      56,150          JP Morgan Chase & Co.                            2,062,389
      12,750          Lehman Brothers Holdings, Inc.                     984,555
      28,550          Merrill Lynch & Co., Inc.                        1,674,457
       1,500    @@    MLP AG                                              29,679
      31,500          Morgan Stanley                                   1,822,904
      10,050          New Century Financial Corp.                        398,684
      17,050     @    Providian Financial Corp.                          198,462
                                                                 ---------------
                                                                      15,133,493
                                                                 ---------------
                      ELECTRIC: 2.2%
      38,050     @    AES Corp.                                          359,192
      20,200     L    Centerpoint Energy, Inc.                           195,738
       2,700    @@    Chubu Electric Power Co., Inc.                      56,308
      10,500          Constellation Energy Group, Inc.                   411,180
       4,150     L    Dominion Resources, Inc.                           264,895
      26,050          DPL, Inc.                                          543,923
       1,600    @@    E.ON AG                                            104,883
      22,450     @    Edison Intl.                                       492,328
       3,050          Entergy Corp.                                      174,247
      15,400          Exelon Corp.                                     1,021,943
       8,925     L    Great Plains Energy, Inc.                          283,994
      15,100    @@    National Grid Transco PLC                          108,658
       9,450     L    Southern Co.                               $       285,863
      20,600     L    TXU Corp.                                          488,632
                                                                 ---------------
                                                                       4,791,784
                                                                 ---------------
                      ELECTRICAL COMPONENTS AND
                        EQUIPMENT: 0.3%
       5,500          Emerson Electric Co.                               356,125
      11,000    @@    Hitachi Ltd.                                        65,883
       6,000    @@    Sharp Corp.                                         94,977
      10,000    @@    Toshiba Corp.                                       38,166
                                                                 ---------------
                                                                         555,151
                                                                 ---------------
                      ELECTRONICS: 0.6%
       6,774     @    Benchmark Electronics, Inc.                        235,803
       7,975    @,L   Fisher Scientific Intl.                            329,926
      14,600     @    Itron, Inc.                                        268,056
         300    @@    Keyence Corp.                                       63,372
       2,700    @@    Koninklijke Philips Electronics NV                  78,988
      33,700    @,L   Sanmina-SCI Corp.                                  424,957
                                                                 ---------------
                                                                       1,401,102
                                                                 ---------------
                      ENGINEERING AND CONSTRUCTION: 0.1%
      10,625    @@    ABB Ltd.                                            53,866
       1,500          Bouygues                                            52,561
       5,475          Granite Construction, Inc.                         128,608
      21,000    @@    Kajima Corp.                                        68,602
                                                                 ---------------
                                                                         303,637
                                                                 ---------------
                      ENTERTAINMENT: 0.3%
      13,875     @    Alliance Gaming Corp.                              342,019
       5,725          GTECH Holdings Corp.                               283,330
       5,400    @@    TABCorp. Holdings Ltd.                              45,734
                                                                 ---------------
                                                                         671,083
                                                                 ---------------
                      FOOD: 0.6%
       5,000          Ajinomoto Co., Inc.                                 57,557
      30,950          Conagra Foods, Inc.                                816,770
       2,600    @@    Foodland Associated Ltd.                            38,127
         300    @@    Groupe Danone                                       48,966
       5,400   @,@@   Koninklijke Ahold NV                                41,140
       1,400          Metro AG                                            62,042
         430    @@    Nestle SA                                          107,384
      22,300   @,@@   Tesco PLC                                          102,895
       1,800    @@    Unilever NV ADR                                    117,722
                                                                 ---------------
                                                                       1,392,603
                                                                 ---------------
                      FOOD SERVICE: 0.0%
       7,100    @@    Compass Group PLC                                   48,416
                                                                 ---------------
                                                                          48,416
                                                                 ---------------
                      FOREST PRODUCTS AND PAPER: 0.7%
      15,600          Georgia-Pacific Corp.                              478,452
      23,075     @    Louisiana-Pacific Corp.                            412,581
      16,000    @@    OJI Paper Co. Ltd.                                 103,517
       2,000     L    Plum Creek Timber Co., Inc.                         60,900
       8,750          Rayonier, Inc.                                     363,213
       4,900    @@    Stora Enso OYJ                                      66,460
                                                                 ---------------
                                                                       1,485,123
                                                                 ---------------
                      GAS: 0.1%
      13,500          Centrica PLC                                        50,993
      10,025          Oneok, Inc.                                        221,351
      18,000    @@    Osaka Gas Co. Ltd.                                  48,708
                                                                 ---------------
                                                                         321,052
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Growth
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      HAND/MACHINE TOOLS: 0.2%
         600    @@    Nidec Corp.                                $        57,460
         900    @@    Schneider Electric SA                               59,000
         800    @@    SMC Corp.                                           99,668
       4,200     L    Snap-On, Inc.                                      135,408
                                                                 ---------------
                                                                         351,536
                                                                 ---------------
                      HEALTHCARE-PRODUCTS: 2.1%
      32,300     @    Boston Scientific Corp.                          1,187,348
      15,600          Guidant Corp.                                      939,120
      37,700          Johnson & Johnson                                1,947,582
         775    @,L   Patterson Dental Co.                                49,724
       5,600     @    Respironics, Inc.                                  252,504
       9,100          Ventas, Inc.                                       200,200
                                                                 ---------------
                                                                       4,576,478
                                                                 ---------------
                      HEALTHCARE-SERVICES: 1.9%
       8,700    @,L   Anthem, Inc.                                       652,500
      16,300     @    Humana, Inc.                                       372,455
       2,775     @    Mid Atlantic Medical Services                      179,820
       7,925          Oxford Health Plans                                344,738
       8,300     @    Pacificare Health Systems                          561,080
      21,600     L    UnitedHealth Group, Inc.                         1,256,688
       8,600     @    WellPoint Health Networks                          834,114
                                                                 ---------------
                                                                       4,201,395
                                                                 ---------------
                      HOME BUILDERS: 0.1%
         650    @,L   NVR, Inc.                                          302,900
                                                                 ---------------
                                                                         302,900
                                                                 ---------------
                      HOME FURNISHINGS: 0.4%
       4,650          Harman Intl. Industries, Inc.                      344,007
       5,000    @@    Matsushita Electric
                        Industrial Co. Ltd.                               69,579
       2,300    @@    Sony Corp.                                          79,710
       4,350     L    Whirlpool Corp.                                    316,028
                                                                 ---------------
                                                                         809,324
                                                                 ---------------
                      HOUSEHOLD PRODUCTS/WARES: 0.3%
       8,400          Fortune Brands, Inc.                               600,516
                                                                 ---------------
                                                                         600,516
                                                                 ---------------
                      INSURANCE: 3.3%
      18,500    @@    ACE Ltd.                                           766,270
       6,400    @@    Aegon NV                                            95,392
      33,150          American Intl. Group                             2,197,181
      10,900          AMP Ltd                                             41,145
       2,800    @@    Assicurazioni Generali S.p.A.                       74,345
       3,000    @@    AXA                                                 64,480
       9,550          Cigna Corp.                                        549,125
      17,450          Fidelity National Financial, Inc.                  676,711
      15,150          First American Corp.                               451,016
      10,900          HHG PLC                                              7,884
       6,925          Landamerica Financial Group, Inc.                  361,901
      11,550          Lincoln National Corp.                             466,274
           8    @@    Millea Holdings, Inc.                              106,155
      23,650          Prudential Financial, Inc.                         987,860
      10,800    @@    Prudential PLC                                      91,497
       1,350    @@    Swiss Reinsurance                                   91,444
         780    @@    Zurich Financial Services AG                       112,753
                                                                 ---------------
                                                                       7,141,433
                                                                 ---------------
                      INTERNET: 1.0%
      18,325    @,L   Autobytel, Inc.                                    166,391
      36,725     @    Earthlink, Inc.                                    367,250
       8,200    @,L   eBay, Inc.                                 $       529,638
      11,650    @,L   Gric Communications, Inc.                           62,910
      18,775     @    RSA Security, Inc.                                 266,605
      19,500    @,L   Symantec Corp.                                     675,675
      33,050          Verso Technologies Inc                             105,760
           3   @,@@   Yahoo Japan Corp.                                   40,495
                                                                 ---------------
                                                                       2,214,724
                                                                 ---------------
                      IRON/STEEL: 0.1%
       3,900    @@    Arcelor                                             68,240
       2,600    @@    JFE Holdings, Inc.                                  71,249
                                                                 ---------------
                                                                         139,489
                                                                 ---------------
                      LODGING: 0.1%
       1,300    @@    Accor                                               58,925
       5,000     @    Starwood Hotels & Resorts
                        Worldwide, Inc.                                  179,850
                                                                 ---------------
                                                                         238,775
                                                                 ---------------
                      MACHINERY-CONSTRUCTION AND
                        MINING: 0.2%
       4,300          Caterpillar, Inc.                                  356,986
                                                                 ---------------
                                                                         356,986
                                                                 ---------------
                      MACHINERY-DIVERSIFIED: 0.9%
      12,000    @@    Alstom                                              18,920
       3,825          Briggs & Stratton                                  257,805
       6,000     L    Cummins, Inc.                                      293,640
      13,350          Deere & Co.                                        868,418
      11,050          Rockwell Automation, Inc.                          393,380
       3,100          Tecumseh Products Co.                              150,133
                                                                 ---------------
                                                                       1,982,296
                                                                 ---------------
                      MEDIA: 2.0%
      28,250    @,L   Comcast Corp.                                      928,577
      10,650          McGraw-Hill Cos., Inc.                             744,648
       7,700    @@    Reed Elsevier PLC                                   64,366
      10,900    @@    Seven Network Ltd.                                  50,525
      53,250    @,L   Time Warner, Inc.                                  957,967
      20,650          Viacom, Inc.                                       916,447
       2,100   @,@@   Vivendi Universal SA                                51,107
      25,850          Walt Disney Co.                                    603,081
                                                                 ---------------
                                                                       4,316,718
                                                                 ---------------
                      METAL FABRICATE/HARDWARE: 0.2%
       8,500          Quanex Corp.                                       391,850
                                                                 ---------------
                                                                         391,850
                                                                 ---------------
                      MINING: 0.4%
      11,850     L    Alcoa, Inc.                                        450,299
       3,000          Anglo American PLC                                  65,222
      11,000    @@    BHP Billiton Ltd.                                  100,125
       5,650     L    Newmont Mining Corp.                               274,647
                                                                 ---------------
                                                                         890,293
                                                                 ---------------
                      MISCELLANEOUS MANUFACTURING: 3.6%
      21,750          3M Co.                                           1,849,403
      10,450          Ceradyne Inc                                       355,927
       8,850     L    Danaher Corp.                                      811,988
     129,100          General Electric Co.                             3,999,518
       4,300          Honeywell Intl., Inc.                              143,749
     102,700          Invensys PLC                                        33,552
       1,000    @@    Olympus Corp.                                       21,823
       1,400    @@    Siemens AG                                         112,232

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Growth
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      MISCELLANEOUS MANUFACTURING (CONTINUED)
      25,450    @@    Tyco Intl. Ltd.                            $       674,425
                                                                 ---------------
                                                                       8,002,617
                                                                 ---------------
                      OFFICE/BUSINESS EQUIPMENT: 0.0%
       1,000          Canon, Inc.                                         47,554
                                                                 ---------------
                                                                          47,554
                                                                 ---------------
                      OIL AND GAS: 5.2%
      46,607    @@    BP PLC                                             378,980
      26,800          ChevronTexaco Corp.                              2,315,252
      22,350          ConocoPhillips                                   1,465,490
      13,500          Devon Energy Corp.                                 773,010
       7,600    @@    ENI-Ente Nazionale
                        Idrocarburi S.p.A.                               144,028
      81,950          Exxon Mobil Corp.                                3,359,949
       9,600     @    Houston Exploration Co.                            350,592
       9,325     @    Newfield Exploration Co.                           415,336
      20,200          Occidental Petroleum Corp.                         853,248
       9,125          Pogo Producing Co.                                 440,738
       6,000    @@    Royal Dutch Petroleum Co.                          314,198
       5,700          Sunoco, Inc.                                       291,555
       1,050    @@    Total SA                                           194,814
                                                                 ---------------
                                                                      11,297,190
                                                                 ---------------
                      PACKAGING AND CONTAINERS: 0.2%
      13,925    @,L   Owens-Illinois, Inc.                               165,568
       5,000     @    Sealed Air Corp.                                   270,700
                                                                 ---------------
                                                                         436,268
                                                                 ---------------
                      PHARMACEUTICALS: 3.7%
      20,650          Abbott Laboratories                                962,290
       2,600    @@    Astrazeneca PLC                                    124,928
       1,300    @@    Aventis SA                                          86,184
      14,400     L    Eli Lilly & Co.                                  1,012,752
       4,900   @@,L   GlaxoSmithKline PLC                                228,438
      29,000          Merck & Co., Inc.                                1,339,800
       3,720    @@    Novartis AG                                        170,269
      13,975    @,L   NPS Pharmaceuticals, Inc.                          429,592
      98,600          Pfizer, Inc.                                     3,483,538
       1,700    @@    Roche Holding AG                                   171,854
       3,000    @@    Shionogi & Co. Ltd.                                 56,017
       1,500    @@    Yamanouchi Pharmaceutical
                        Co. Ltd.                                          46,781
                                                                 ---------------
                                                                       8,112,443
                                                                 ---------------
                      PIPELINES: 0.2%
       6,900          National Fuel Gas Co.                              168,636
      35,700          Williams Cos., Inc.                                350,574
                                                                 ---------------
                                                                         519,210
                                                                 ---------------
                      REAL ESTATE: 5.1%
      10,700          Acadia Realty Trust                                133,750
       2,800          Alexandria Real Estate
                        Equities, Inc.                                   162,120
       4,100          AMB Property Corp.                                 134,808
      13,700          American Financial Realty Trust                    233,585
       2,300          American Land Lease, Inc.                           45,885
       6,500          Apartment Investment &
                        Management Co.                                   224,250
       8,832          Archstone-Smith Trust                              247,119
       4,400          Arden Realty, Inc.                                 133,496
       5,675          Avalonbay Communities, Inc.                        271,265
       3,500          Bedford Property Investors                         100,205
       6,300          Boston Properties, Inc.                    $       303,597
       2,200          BRE Properties                                      73,480
       2,700          Capital Automotive Reit                             86,400
       5,300          Carramerica Realty Corp.                           157,834
       4,300          CBL & Associates Properties, Inc.                  242,950
       2,600          Centerpoint Properties Trust                       194,740
      13,350          Chelsea Property Group, Inc.                       731,713
      11,000    @@    Cheung Kong Holdings Ltd.                           87,603
       3,300     L    Colonial Properties Trust                          130,680
       4,300          Commercial Net Lease Realty                         76,540
       8,800          Corporate Office Properties
                        Trust Sbi MD                                     184,800
      11,700          Crescent Real Estate EQT Co.                       200,421
       3,000          Developers Diversified
                        Realty Corp.                                     100,710
      15,769          Equity Office Properties Trust                     451,782
       1,600          Equity One, Inc.                                    27,008
       8,904          Equity Residential                                 262,757
         900          Essex Property Trust, Inc.                          57,798
       5,000     L    Felcor Lodging Trust, Inc.                          55,400
      15,300          General Growth Properties, Inc.                    424,575
       5,900          Glenborough Realty Trust, Inc.                     117,705
       4,900          Hospitality Properties Trust                       202,272
      12,600    @,L   Host Marriott Corp.                                155,232
       5,800          Istar Financial, Inc.                              225,620
       4,500          Kilroy Realty Corp.                                147,375
      11,500          Kimco Realty Corp.                                 514,625
       9,900     L    LNR Property Corp.                                 490,149
       5,300          Mack-Cali Realty Corp.                             220,586
       4,500          Meristar Hospitality Corp.                          29,295
       6,100          National Health Investors, Inc.                    151,768
       8,100          New Plan Excel Realty Trust                        199,827
       4,300          Newcastle Investment Corp.                         116,530
       2,500          Pan Pacific Retail Properties, Inc.                119,125
       3,700          Pennsylvania Real Estate
                        Investment Trust                                 134,310
       8,300          Prologis                                           266,347
       6,700          PS Business Parks, Inc.                            276,442
       2,250     L    Public Storage, Inc.                                97,628
       2,300          Ramco-Gershenson Properties                         65,090
       6,500          Reckson Associates Realty Corp.                    157,950
      10,400     L    Regency Centers Corp.                              414,440
       4,100     L    Rouse Co.                                          192,700
      10,600     L    Simon Property Group, Inc.                         491,204
       2,600          SL Green Realty Corp.                              106,730
       3,300          Sovran Self Storage, Inc.                          122,595
       2,175          Sun Communities, Inc.                               84,173
       7,700          United Dominion Realty
                        Trust, Inc.                                      147,840
       7,500          Vornado Realty Trust                               410,625
                                                                 ---------------
                                                                      11,195,454
                                                                 ---------------
                      RETAIL: 6.3%
      15,950     @    Bed Bath & Beyond, Inc.                            691,433
      14,800          Best Buy Co., Inc.                                 773,152
      23,650    @,L   Costco Wholesale Corp.                             879,307
      10,450          Federated Department Stores                        492,509
      38,200     L    Gap, Inc.                                          886,622
      55,500          Home Depot, Inc.                                 1,969,694
       2,000    @@    Ito-Yokado Co. Ltd.                                 63,445
       1,425    @,L   Krispy Kreme Doughnuts, Inc.                        52,155
       9,850          Lowe's Cos., Inc.                                  545,592
      43,350          McDonald's Corp.                                 1,076,380
         200    @@    Pinault-Printemps-Redoute                           19,387

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Growth
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      RETAIL (CONTINUED)
      10,950          RadioShack Corp.                           $       335,946
      25,800     @    Staples, Inc.                                      704,340
      21,100    @,L   Starbucks Corp.                                    697,566
       6,875          United Auto Group, Inc.                            215,188
      55,550          Wal-Mart Stores, Inc.                            2,946,927
      35,350     L    Walgreen Co.                                     1,286,032
       6,400          Wendy's Intl., Inc.                                251,136
                                                                 ---------------
                                                                      13,886,811
                                                                 ---------------
                      SAVINGS AND LOANS: 0.5%
      20,825          Bankatlantic BanCorp., Inc.                        395,675
       6,600     @    Firstfed Financial Corp.                           287,100
      20,700          Flagstar Bancorp, Inc.                             443,394
                                                                 ---------------
                                                                       1,126,169
                                                                 ---------------
                      SEMICONDUCTORS: 4.3%
       4,450    @,L   Advanced Micro Devices, Inc.                        66,305
      23,300     @    Altera Corp.                                       528,910
      57,900     @    Applied Materials, Inc.                          1,299,854
      87,475     @    Applied Micro Circuits Corp.                       523,101
       2,100   @,@@   ASML Holding NV                                     42,039
      51,300     @    Cirrus Logic, Inc.                                 393,471
     130,800          Intel Corp.                                      4,211,759
      46,350    @,L   LSI Logic Corp.                                    411,125
      16,650     L    Maxim Integrated Products                          829,170
      19,975     @    Mindspeed Technologies, Inc.                       136,829
       4,000          Sanken Electric Co Ltd                              56,123
      32,100     @    Silicon Image, Inc.                                232,083
       1,000          Stmicroelectronics NV                               27,155
      22,900          Texas Instruments, Inc.                            672,802
                                                                 ---------------
                                                                       9,430,726
                                                                 ---------------
                      SOFTWARE: 4.3%
      15,400          Adobe Systems, Inc.                                605,220
       8,300          Autodesk, Inc.                                     204,014
       4,325     @    Avid Technology, Inc.                              207,600
      21,800    @,L   BMC Software, Inc.                                 406,570
      11,550     @    Citrix Systems, Inc.                               244,976
      31,150     L    Computer Associates Intl., Inc.                    851,641
       3,325     @    D&B Corp.                                          168,611
      17,800     L    IMS Health, Inc.                                   442,508
     139,350     L    Microsoft Corp.                                  3,837,698
      68,850     @    Oracle Corp.                                       908,820
      14,600    @@    Sage Group PLC                                      46,096
         500    @@    SAP AG                                              83,193
      26,225    @,L   Scansoft, Inc.                                     139,517
      34,100     @    Siebel Systems, Inc.                               472,967
      22,300     @    Veritas Software Corp.                             828,668
                                                                 ---------------
                                                                       9,448,099
                                                                 ---------------
                      TELECOMMUNICATIONS: 5.1%
       3,100   @,@@   Alcatel SA                                          39,983
      26,800     @    Avaya, Inc.                                        346,792
      57,050          Bellsouth Corp.                                  1,614,514
     147,400     @    Cisco Systems, Inc.                              3,580,345
      30,100   @,@@   Colt Telecom Group PLC                              51,114
      13,700    @,L   Comverse Technology, Inc.                          240,983
       6,200   @,@@   Deutsche Telekom AG                                112,905
      28,000          Motorola, Inc.                                     393,960
      43,450    @,L   Nextel Communications, Inc.                      1,219,207
       7,500    @@    Nokia OYJ ADR                                      127,500
          45    @@    NTT Docomo, Inc.                                   102,902
      15,100    @@    Portugal Telecom SGPS SA                           151,990
       6,850    @,L   PTEK Holdings, Inc.                                 60,349
       9,700          Qualcomm, Inc.                                     523,121
      10,850    @,L   Safenet, Inc.                              $       333,855
       9,100          Scientific-Atlanta, Inc.                           248,430
      15,450    @,    Tellabs, Inc.                                      130,244
      35,550          Verizon Communications, Inc.                     1,247,093
     131,889    @@    Vodafone Group PLC                                 327,704
      54,175     @    Zhone Technologies, Inc.                           267,625
                                                                 ---------------
                                                                      11,120,616
                                                                 ---------------
                      TOYS/GAMES/HOBBIES: 0.4%
       1,700   @,@@   Bandai Co. Ltd.                                     43,036
      11,900          Hasbro, Inc.                                       253,232
      28,900          Mattel, Inc.                                       556,903
                                                                 ---------------
                                                                         853,171
                                                                 ---------------
                      TRANSPORTATION: 0.6%
      14,000    @@    Nippon Yusen Kabushiki Kaisha                       63,646
      18,325     @    OMI Corp.                                          163,642
      14,350          United Parcel Service, Inc.                      1,069,793
                                                                 ---------------
                                                                       1,297,081
                                                                 ---------------
                      WATER: 0.0%
       3,100    @@    Suez SA                                             62,552
                                                                 ---------------
                                                                          62,552
                                                                 ---------------
                      Total Common Stock
                        (Cost $153,455,056)                          184,590,958
                                                                 ---------------

PREFERRED STOCK: 0.1%

                      BANKS: 0.1%
          12   XX,#   DG Funding Trust                                   130,200
                                                                 ---------------
                                                                         130,200
                                                                 ---------------
                      OIL AND GAS: 0.0%
       3,440    @@    Nexen, Inc.                                         89,956
                                                                 ---------------
                                                                          89,956
                                                                 ---------------
                      Total Preferred Stock
                        (Cost $216,511)                                  220,156
                                                                 ---------------

RIGHTS: 0.0%

                      MACHINERY-DIVERSIFIED: 0.0%
      12,000          Alstom                                                 454
                                                                 ---------------
                      Total Rights
                        (Cost $5,027)                                        454
                                                                 ---------------

WARRANTS: 0.0%

                      MACHINERY-DIVERSIFIED: 0.0%
      12,000   @,@@   Alstom, Expires 01/09/04                               151
                                                                 ---------------
                      Total Warrants
                        (Cost $7,855)                                        151
                                                                 ---------------

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS: 2.5%

                      AIRLINES: 0.1%
$     62,000          American Airlines, Inc.,
                        7.020%, due 10/15/09                              61,919
      29,494          Continental Airlines, Inc.,
                        6.900%, due 07/02/19                              29,131
      16,491          Continental Airlines, Inc.,
                        6.550%, due 08/02/20                              16,309

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Growth
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
                      AIRLINES (CONTINUED)
$     62,334          US Airways Pass Through Trust,
                        6.850%, due 01/30/18                     $        59,681
                                                                 ---------------
                                                                         167,040
                                                                 ---------------
                      AUTO MANUFACTURERS: 0.1%
      21,000          Ford Motor Co.,
                        6.630%, due 10/01/28                              19,373
      84,000          Ford Motor Co.,
                        6.380%, due 02/01/29                              75,158
     110,000     L    General Motors Corp.,
                        8.380%, due 07/15/33                             128,074
                                                                 ---------------
                                                                         222,605
                                                                 ---------------
                      BANKS: 0.6%
      65,000   #,@@   Banco Bradesco SA,
                        8.750%, due 10/24/13                              68,250
      41,000          Bank of America Corp.,
                        6.380%, due 02/15/08                              45,468
      54,000     #    Bank of New York Institutional
                        Capital Trust A,
                        7.780%, due 12/01/26                              59,611
       7,000     #    BankAmerica Institutional, Class B,
                        7.700%, due 12/31/26                               7,858
      23,000          BankBoston Capital Trust III,
                        1.920%, due 06/15/27                              22,027
       6,000          BankBoston Corp.,
                        1.780%, due 06/08/28                               5,622
       6,000          Barnett Capital I,
                        8.060%, due 12/01/26                               6,869
       9,000          Barnett Capital II,
                        7.950%, due 12/01/26                              10,247
      18,000          Chase Capital VI,
                        1.790%, due 08/01/28                              17,013
      35,000     #    Corestates Capital Trust II,
                        1.800%, due 01/15/27                              33,149
     175,000     #    Dresdner Funding Trust I,
                        8.150%, due 06/30/31                             200,351
       6,000          FBS Capital I,
                        8.090%, due 11/15/26                               6,889
      29,000          First Union Institutional Capital II,
                        7.85%, due 01/01/27                               32,875
      88,000   #,@@   HBOS PLC,
                        5.380%, due 11/29/49                              88,179
      15,000    @@    Hongkong & Shanghai
                        Banking Corp. Ltd.,
                        1.310%, due 07/29/49                              12,258
      20,000    @@    HSBC Bank PLC,
                        1.350%, due 06/29/49                              16,108
      68,000    @@    HSBC Holdings PLC,
                        7.500%, due 07/15/09                              79,601
      56,000    @@    HSBC Holdings PLC,
                        5.250%, due 12/12/12                              57,449
      42,000          M & T Bank Corp.,
                        3.850%, due 04/01/13                              41,763
      10,000          Mellon Capital I,
                        7.720%, due 12/01/26                              11,246
      40,000    @@    National Westminster Bank PLC,
                        1.31%, due 11/29/49                               33,250
      16,000          Nationsbank Cap Trust III,
                        1.700%, due 01/15/27                              15,088
      56,000     #    Rabobank Capital Funding II,
                        5.260%, due 12/29/49                              56,207
      32,000          RBS Capital Trust I,
                        4.710%, due 12/29/49                              30,666
$     10,000    @@    Societe Generale,
                        1.310%, due 11/29/49                     $         8,115
      30,000    @@    Standard Chartered PLC,
                        1.280%, due 01/29/49                              22,770
      10,000    @@    Standard Chartered PLC,
                        1.250%, due 07/29/49                               7,303
     110,000    @@    Standard Chartered PLC,
                        1.500%, due 11/29/49                              82,454
      80,000    @@    Standard Chartered PLC,
                        1.400%, due 12/29/49                              60,099
      17,000          Wachovia Capital Trust II,
                        1.650%, due 01/15/27                              16,087
      55,000          Wells Fargo & Co.,
                        3.120%, due 08/15/08                              54,391
                                                                 ---------------
                                                                       1,209,263
                                                                 ---------------
                      BEVERAGES: 0.0%
      21,000  #,@@,L  Coca-Cola HBC Finance BV,
                        5.130%, due 09/17/13                              21,094
      67,000     #    Miller Brewing Co.,
                        4.250%, due 08/15/08                              67,964
                                                                 ---------------
                                                                          89,058
                                                                 ---------------
                      CHEMICALS: 0.0%
      15,000     L    Dow Chemical Co.,
                        5.750%, due 11/15/09                              16,080
                                                                 ---------------
                                                                          16,080
                                                                 ---------------
                      DIVERSIFIED FINANCIAL SERVICES: 0.4%
      60,000          Boeing Capital Corp.,
                        7.380%, due 09/27/10                              69,061
      94,000   #,@@   Brazilian Merchant Voucher
                        Receivables Ltd.,
                        5.910%, due 06/15/11                              92,120
      28,000          CitiCorp Capital I,
                        7.930%, due 02/15/27                              32,384
      10,000          Citigroup Capital II,
                        7.750%, due 12/01/36                              11,311
     136,000     #    Corestates Capital Trust I,
                        8.000%, due 12/15/26                             154,780
      69,000          Countrywide Home Loans, Inc.,
                        4.250%, due 12/19/07                              71,227
      63,000     #    Farmers Exchange Capital,
                        7.050%, due 07/15/28                              59,131
      35,000          Ford Motor Credit Co,
                        7.380%, due 02/01/11                              38,201
      23,000     L    Ford Motor Credit Co.,
                        5.630%, due 10/01/08                              23,636
      49,000     L    Lehman Brothers Holdings, Inc.,
                        3.500%, due 08/07/08                              48,745
     105,000   XX,#   Mangrove Bay Pass-
                        Through Trust,
                        6.100%, due 07/15/33                             103,502
      58,000          MassMutual Global Funding II,
                        2.550%, due 07/15/08                              55,530
      53,000     #    OneAmerica Financial
                        Partners, Inc.,
                        7.000%, due 10/15/33                              52,630
      50,000   #,@@   PF Export Receivables
                        Master Trust,
                        3.750%, due 06/01/13                              48,766
      42,709   #,@@   PF Export Receivables
                        Master Trust,
                        6.440%, due 06/01/15                              43,567

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Growth
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$     38,000          Takefuji Corp,
                      9.20%, due 04/15/11                        $        42,164
                                                                 ---------------
                                                                         946,755
                                                                 ---------------
                      ELECTRIC: 0.2%
      74,000     #    Consumers Energy Co.,
                        4.800%, due 02/17/09                              75,726
      91,000          Firstenergy Corp.,
                        7.380%, due 11/15/31                              93,425
      28,000          Nisource Finance Corp.,
                        7.630%, due 11/15/05                              30,603
      64,000     #    Ohio Edison Co.,
                        4.000%, due 05/01/08                              62,651
      93,000          Ohio Power Co.,
                        6.380%, due 07/15/33                              93,301
      40,000          Oncor Electric Delivery Co.,
                        6.380%, due 01/15/15                              43,572
      15,000     #    Power Contract Financing LLC,
                        5.200%, due 02/01/06                              15,233
      15,000     #    Power Contract Financing LLC,
                        6.260%, due 02/01/10                              15,839
                                                                 ---------------
                                                                         430,350
                                                                 ---------------
                      FOOD: 0.1%
      30,000          Kroger Co.,
                        7.250%, due 06/01/09                              34,215
      23,000          Kroger Co.,
                        5.500%, due 02/01/13                              23,435
      56,000          Safeway, Inc.,
                        4.800%, due 07/16/07                              58,171
      82,000          Supervalu, Inc.,
                        7.880%, due 08/01/09                              95,758
      77,000          Tyson Foods, Inc.,
                        7.250%, due 10/01/06                              84,432
                                                                 ---------------
                                                                         296,011
                                                                 ---------------
                      FOREST PRODUCTS AND PAPER: 0.0%
      53,000          Weyerhaeuser Co.,
                        7.380%, due 03/15/32                              57,806
                                                                 ---------------
                                                                          57,806
                                                                 ---------------
                      INSURANCE: 0.1%
      69,000     #    Farmers Insurance Exchange,
                        8.630%, due 05/01/24                              72,316
      46,000     #    Monumental Global Funding II,
                        3.850%, due 03/03/08                              46,456
      97,000    #,L   Zurich Capital Trust I,
                        8.380%, due 06/01/37                             111,725
                                                                 ---------------
                                                                         230,497
                                                                 ---------------
                      MEDIA: 0.1%
      23,000     L    AOL Time Warner, Inc.,
                        6.880%, due 05/01/12                              25,932
      37,000          Comcast Cable Communications,
                        7.130%, due 06/15/13                              42,221
      81,000          Comcast Corp.,
                        5.300%, due 01/15/14                              80,917
      32,000          Time Warner, Inc.,
                        6.950%, due 01/15/28                              34,300
                                                                 ---------------
                                                                         183,370
                                                                 ---------------
                      MINING: 0.0%
$     46,000   @@,L   Corp Nacional del
                        Cobre de Chile - CODELCO,
                        5.500%, due 10/15/13                     $        46,786
                                                                 ---------------
                                                                          46,786
                                                                 ---------------
                      MISCELLANEOUS MANUFACTURING: 0.0%
      80,000     L    General Electric Co.,
                        5.000%, due 02/01/13                              81,053
                                                                 ---------------
                                                                          81,053
                                                                 ---------------
                      MULTI-NATIONAL: 0.1%
      64,000    @@    Corp Andina de Fomento CAF,
                        6.880%, due 03/15/12                              71,147
      68,000    @@    Corp Andina de Fomento CAF,
                        5.200%, due 05/21/13                              67,831
                                                                 ---------------
                                                                         138,978
                                                                 ---------------
                      OIL AND GAS: 0.1%
      66,000          Enterprise Products Partners LP,
                        6.880%, due 03/01/33                              66,157
      93,000          Pemex Project Funding
                        Master Trust,
                        7.380%, due 12/15/14                              99,744
      33,000          Valero Energy Corp.,
                        6.130%, due 04/15/07                              35,853
      36,000          Valero Energy Corp.,
                        8.750%, due 06/15/30                              45,057
                                                                 ---------------
                                                                         246,811
                                                                 ---------------
                      PACKAGING AND CONTAINERS: 0.1%
      73,000     #    Sealed Air Corp.,
                        6.950%, due 05/15/09                              82,135
      65,000    #,L   Sealed Air Corp.,
                        5.630%, due 07/15/13                              66,636
                                                                 ---------------
                                                                         148,771
                                                                 ---------------
                      REAL ESTATE: 0.2%
      63,000          EOP Operating LP,
                        7.750%, due 11/15/07                              72,282
      74,000          Liberty Property LP,
                        7.750%, due 04/15/09                              86,539
      20,000          Liberty Property Trust,
                        6.380%, due 08/15/12                              21,561
      79,000          Simon Property Group LP,
                        7.380%, due 01/20/06                              86,798
      30,000          Simon Property Group LP,
                        4.880%, due 03/18/10                              30,619
                                                                 ---------------
                                                                         297,799
                                                                 ---------------
                      SAVINGS AND LOANS: 0.0%
      69,000          Washington Mutual, Inc.,
                        4.380%, due 01/15/08                              71,000
                                                                 ---------------
                                                                          71,000
                                                                 ---------------
                      TELECOMMUNICATIONS: 0.3%
     146,000     L    AT&T Corp.,
                        8.050%, due 11/15/11                             168,344
      59,000     L    AT&T Wireless Services, Inc.,
                        8.130%, due 05/01/12                              69,511
      66,000     L    Sprint Capital Corp.,
                        6.000%, due 01/15/07                              70,550
      81,000          Sprint Capital Corp.,
                        6.880%, due 11/15/28                              79,320

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Growth
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
                      TELECOMMUNICATIONS (CONTINUED)
$     97,000     L    Verizon Florida, Inc.,
                        6.130%, due 01/15/13                     $       104,024
      61,000          Verizon Virginia, Inc.,
                        4.630%, due 03/15/13                              58,921
                                                                 ---------------
                                                                         550,670
                                                                 ---------------
                      Total Corporate Bonds
                        (Cost $5,275,123)                              5,430,703
                                                                 ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.2%

                      FEDERAL HOME LOAN BANK: 0.2%
     365,000     L    2.500%, due 12/15/05                               369,338
                                                                 ---------------
                                                                         369,338
                                                                 ---------------
                      FEDERAL HOME LOAN MORTGAGE
                        CORPORATION: 1.0%
     245,000     L    2.880%, due 09/15/05                               249,583
     230,000          5.880%, due 03/21/11                               249,671
      61,150          7.500%, due 12/01/11                                65,278
     165,000          6.000%, due 01/15/28                               173,135
      48,975          6.000%, due 06/01/28                                50,739
     940,000     W    6.500%, due 01/15/34                               984,651
     406,000          4.500%, due 10/15/12                               410,885
                                                                 ---------------
                                                                       2,183,942
                                                                 ---------------
                      FEDERAL NATIONAL MORTGAGE
                        ASSOCIATION: 3.7%
     255,000     L    2.380%, due 04/13/06                               255,027
     480,000     L    4.380%, due 10/15/06                               504,541
     470,000     L    5.250%, due 04/15/07                               506,276
     230,000     L    3.500%, due 01/28/08                               230,209
     240,000     L    4.000%, due 09/02/08                               243,306
      41,405          7.500%, due 07/01/11                                44,305
     255,000     L    4.380%, due 03/15/13                               250,911
     318,005          6.000%, due 08/01/16                               334,012
     710,000     W    5.000%, due 01/01/17                               724,201
     208,452          5.500%, due 02/01/18                               216,320
     100,000     W    4.500%, due 01/15/19                               100,125
      24,335          7.000%, due 12/01/27                                25,817
     549,455          7.000%, due 02/01/31                               581,948
     103,291          7.500%, due 09/01/31                               110,408
     237,042          6.500%, due 10/01/32                               248,017
     235,851          7.000%, due 10/01/32                               249,798
     890,000     W    5.500%, due 01/01/33                               901,682
     978,000     W    5.000%, due 01/15/34                               967,916
   1,475,000     W    6.000%, due 01/15/34                             1,524,782
      19,184          5.500%, due 11/01/17                                19,907
     174,327          6.500%, due 04/01/27                               182,758
                                                                 ---------------
                                                                       8,222,266
                                                                 ---------------
                      GOVERNMENT NATIONAL MORTGAGE
                        ASSOCIATION: 0.3%
      82,201          8.000%, due 07/15/24                                89,940
      22,333          7.000%, due 04/15/26                                23,887
     107,458          6.500%, due 01/15/29                               113,446
      91,074          6.500%, due 01/15/32                                96,047
      80,000     W    6.000%, due 01/01/34                                83,150
      22,278          7.000%, due 04/15/26                                23,828
$      3,430          7.000%, due 01/15/28                       $         3,663
     121,256          7.000%, due 02/15/28                               129,478
                                                                 ---------------
                                                                         563,439
                                                                 ---------------
                      Total U.S. Government
                        Agency Obligations
                        (Cost $11,228,027)                            11,338,985
                                                                 ---------------

U.S. TREASURY OBLIGATIONS: 3.3%

                      U.S. TREASURY BONDS: 0.5%
     375,000     L    6.250%, due 08/15/23                               427,544
     609,000     L    5.380%, due 02/15/31                               635,288
                                                                 ---------------
                                                                       1,062,832
                                                                 ---------------
                      U.S. TREASURY NOTES: 2.8%
   3,175,000     L    2.250%, due 07/31/04                             3,197,945
     441,000     L    1.880%, due 11/30/05                               441,965
     441,000          1.880%, due 12/31/05                               441,431
     399,000     L    2.630%, due 11/15/06                               402,647
     793,000     L    3.380%, due 12/15/08                               798,638
     807,000     L    4.250%, due 11/15/13                               806,370
                                                                 ---------------
                                                                       6,088,996
                                                                 ---------------
                      Total U.S. Treasury Obligations
                        (Cost $7,135,115)                              7,151,828
                                                                 ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.4%

                      AUTOMOBILE ASSET BACKED
                        SECURITIES: 0.1%
     120,000          USAA Auto Owner Trust,
                        2.040%, due 02/16/10                             118,619
                                                                 ---------------
                                                                         118,619
                                                                 ---------------
                      COMMERCIAL MORTGAGE BACKED
                        SECURITIES: 0.6%
     350,000          CS First Boston Mortgage
                        Securities Corp.,
                        3.860%, due 03/15/36                             352,030
      30,000          CS First Boston Mortgage
                        Securities Corp.,
                        7.810%, due 04/14/62                              35,385
     166,000          DLJ Commercial
                        Mortgage Corp.,
                        6.240%, due 11/12/31                             183,536
     400,000          DLJ Commercial Mortgage Corp.,
                        7.300%, due 06/10/32                             463,188
      74,000          GE Capital Commercial
                        Mortgage Corp.,
                        5.990%, due 12/10/35                              80,848
     159,000          GMAC Commercial
                        Mortgage Securities, Inc.,
                        6.700%, due 04/15/34                             179,959
      46,000          JP Morgan Chase Commercial
                        Mortgage Securities Corp.,
                        5.160%, due 10/12/37                              47,366
     140,000     L    Wachovia Bank Commercial
                        Mortgage Trust,
                        3.990%, due 06/15/35                             131,908
                                                                 ---------------
                                                                       1,474,220
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Growth
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
                      CREDIT CARD ASSET BACKED
                        SECURITIES: 0.2%
$     45,000          Bank One Issuance Trust,
                        4.540%, due 09/15/10                     $        46,031
      42,000          Capital One Master Trust,
                        4.900%, due 03/15/10                              44,358
     130,000     L    Chemical Master Credit
                        Card Trust 1,
                        7.090%, due 02/15/09                             142,284
     140,000          Citibank Credit Card
                        Issuance Trust,
                        5.650%, due 06/16/08                             150,445
                                                                 ---------------
                                                                         383,118
                                                                 ---------------
                      OTHER ASSET BACKED SECURITIES: 0.1%
     120,000          Chase Funding Mortgage Loan,
                        2.730%, due 09/25/24                             119,261
      70,000          Chase Funding Mortgage Loan,
                        4.050%, due 05/25/33                              69,413
                                                                 ---------------
                                                                         188,674
                                                                 ---------------
                      WHOLE LOAN COLLATERALIZED
                        MORTGAGE: 0.3%
     268,461          Bank of America
                        Mortgage Securities,
                        4.410%, due 03/25/33                             272,501
      58,677    XX    Bank of America
                        Mortgage Securities,
                        5.500%, due 11/25/33                              58,347
     251,000          CS First Boston Mortgage
                        Securities Corp.,
                        4.19%, due 10/25/33                              250,780
     236,628          Washington Mutual,
                        5.00%, due 06/25/18                              240,899
                                                                 ---------------
                                                                         822,527
                                                                 ---------------
                      WHOLE LOAN COLLATERALIZED PLANNED
                        AMORTIZATION CLASS: 0.1%
     155,000          Residential Funding
                        Securities Corp.,
                        4.750%, due 02/25/33                             155,788
                                                                 ---------------
                                                                         155,788
                                                                 ---------------
                      Total Collateralized
                        Mortgage Obligations
                        (Cost $3,164,455)                              3,142,946
                                                                 ---------------

OTHER BONDS: 0.0%

                      SOVEREIGN: 0.0%
      37,000    @@    Mexico Government Intl. Bond,
                        4.630%, due 10/08/08                              37,555
      58,000    @@    Mexico Government Intl. Bond,
                        6.630%, due 03/03/15                              60,175
                                                                 ---------------
                      Total Other Bonds
                        (Cost $93,131)                                    97,730
                                                                 ---------------
                      Total Long-Term Investment
                        (Cost $180,580,300)                          211,973,911
                                                                 ---------------

SHORT-TERM INVESTMENTS: 3.6%

                      COMMERCIAL PAPER: 3.6%
$  2,000,000          Blue Ridge Asset Funding,
                        0.000%, due 01/05/04                     $     2,000,000
   1,000,000          Blue Ridge Asset Funding,
                        0.000%, due 01/07/04                           1,000,000
   1,000,000          Ciesco, 0.000%, due 01/26/04                       999,243
   1,400,000          Concord Minutemen Cap,
                        1.160%, due 01/13/05                           1,400,006
   1,000,000          Crown Point Capital Co.,
                        0.000%, due 01/12/04                           1,000,000
   1,000,000          Old Line Funding Corp.,
                        0.000%, due 01/07/04                             999,850
     500,000          Yorktown Capital,
                        0.000%, due 01/14/04                             500,000
                                                                 ---------------
                                                                       7,899,099
                                                                 ---------------

REPURCHASE AGREEMENT: 3.0%

               REPURCHASE AGREEMENT: 3.0%
   6,546,000   Goldman Sachs Repurchase
                 Agreement dated 12/31/03, 0.990%,
                 due 01/02/04, $6,546,360 to be
                 received upon repurchase
                 (Collateralized by various U.S.
                 Government Agency Obligations,
                 2.125%-7.125%, Market Value
                 $6,678,801,due 01/05/04-04/12/18)                     6,546,000
                                                                 ---------------
               Total Short-term Investments
                 (Cost $14,444,116)                                   14,445,099
                                                                 ---------------
               TOTAL INVESTMENTS IN
                 SECURITIES (COST
                 $195,024,416)*                         103.3%   $   226,419,010
               OTHER ASSETS AND
                 LIABILITIES-NET                         (3.3)        (7,159,482)
                                                        -----    ---------------
               NET ASSETS                               100.0%   $   219,259,528
                                                        =====    ===============

@    Non-income producing security
@@   Foreign Issuer
X Fair value determined by ING Funds Pricing Committee appointed by the Portfolio's Board of Directors.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures.
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Directors.
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
W    When-issued or delayed delivery security.

* Cost for federal income tax purposes is $197,889,130. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                      $    29,488,003
              Gross Unrealized Depreciation                             (958,123)
                                                                 ---------------
              Net Unrealized Appreciation                        $    28,529,880
                                                                 ===============

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Balanced
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 66.8%

                      ADVERTISING: 0.3%
       6,850          Omnicom Group                              $       598,211
       3,500    @@    WPP Group PLC                                       34,346
                                                                 ---------------
                                                                         632,557
                                                                 ---------------
                      AEROSPACE/DEFENSE: 1.0%
       8,350     L    Boeing Co.                                         351,869
       3,500          General Dynamics Corp.                             316,365
       8,900          Rockwell Collins, Inc.                             267,267
      12,050          United Technologies Corp.                        1,141,979
                                                                 ---------------
                                                                       2,077,480
                                                                 ---------------
                      AGRICULTURE: 0.7%
      20,450          Altria Group, Inc.                               1,112,889
      12,350          Monsanto Co.                                       355,433
         850     L    RJ Reynolds Tobacco
                        Holdings, Inc.                                    49,428
                                                                 ---------------
                                                                       1,517,750
                                                                 ---------------
                      AIRLINES: 0.1%
       4,725    @,L   Alaska Air Group, Inc.                             128,945
      11,700     @    Frontier Airlines, Inc.                            166,842
                                                                 ---------------
                                                                         295,787
                                                                 ---------------
                      APPAREL: 0.6%
       7,925          Liz Claiborne, Inc.                                281,021
       9,050     L    Nike, Inc.                                         619,563
       6,575     L    Reebok Intl. Ltd.                                  258,529
                                                                 ---------------
                                                                       1,159,113
                                                                 ---------------
                      AUTO MANUFACTURERS: 0.9%
       1,100    @@    DaimlerChrysler AG                                  51,128
      50,400     L    Ford Motor Co.                                     806,401
       5,400     L    General Motors Corp.                               288,360
       5,500    @@    Nissan Motor Co. Ltd.                               62,028
       5,700          Paccar, Inc.                                       485,184
       1,000    @@    Peugeot SA                                          51,008
       1,300    @@    Suzuki Motor Corp.                                  19,294
       2,500    @@    Toyota Motor Corp.                                  85,509
                                                                 ---------------
                                                                       1,848,912
                                                                 ---------------
                      AUTO PARTS AND EQUIPMENT: 0.2%
       2,000    @@    Bridgestone Corp.                                   27,061
      23,700     L    Delphi Corp.                                       241,977
      10,600     @    Dura Automotive Systems, Inc.                      135,362
                                                                 ---------------
                                                                         404,400
                                                                 ---------------
                      BANKS: 3.9%
       1,000    @@    Alpha Bank A.E.                                     30,292
       3,600    @@    Banco Bilbao Vizcaya
                        Argentaria SA                                     49,723
         400    @@    Banco Popular Espanol                               23,911
      26,350     L    Bank of America Corp.                            2,119,330
      11,050          Bank One Corp.                                     503,770
       1,200    @@    BNP Paribas                                         75,826
      67,000          CITIC International Financial
                        Holdings Ltd                                      36,305
       1,600    @@    Commerzbank AG                                      31,221
       1,500    @@    Credit Agricole SA                                  35,829
       1,450    @@    Credit Suisse Group                                 52,903
       2,000    @@    DBS Group Holdings Ltd.                             17,323
       2,600    @@    Fortis                                              52,449
      20,975          Fremont General Corp.                              354,687
       4,500    @@    HBOS PLC                                   $        58,481
      13,950          Hibernia Corp.                                     327,965
       9,100    @@    HSBC Holdings PLC                                  143,296
           7    @@    Mitsubishi Tokyo Financial
                        Group, Inc.                                       54,581
          13    @@    Mizuho Financial Group, Inc.                        40,033
       2,000    @@    National Australia Bank Ltd.                        44,998
       2,815          Royal Bank of Scotland
                        Group PLC                                         83,112
      15,850     L    SouthTrust Corp.                                   518,771
       1,800    @@    St. George Bank Ltd.                                26,497
           7    @@    Sumitomo Mitsui Financial
                        Group, Inc.                                       37,844
      11,000    @@    The Bank of Fukuoka Ltd.                            46,315
       1,140    @@    UBS AG                                              78,023
           7    @@    UFJ Holdings Inc.                                   34,155
       7,400    @@    Unicredito Italiano S.p.A.                          40,005
      18,500          US Bancorp                                         550,930
      29,750          Wachovia Corp.                                   1,386,052
      16,900          Wells Fargo & Co.                                  995,240
       4,550          Zions Bancorporation                               279,052
                                                                 ---------------
                                                                       8,128,919
                                                                 ---------------
                      BEVERAGES: 1.0%
      24,550     L    Coca-Cola Co.                                    1,245,912
       3,400    @@    Diageo PLC                                          44,717
      16,950          PepsiCo, Inc.                                      790,209
                                                                 ---------------
                                                                       2,080,838
                                                                 ---------------
                      BIOTECHNOLOGY: 0.8%
       2,125    @,L   Alexion Pharmaceuticals, Inc.                       36,168
      12,900     @    Amgen, Inc.                                        797,219
      18,250     @    Applera Corp - Celera
                        Genomics Group                                   253,858
       6,050     @    Geron Corp.                                         60,319
      12,700    @,L   Intermune, Inc.                                    294,132
       3,725    @,L   Invitrogen Corp.                                   260,750
                                                                 ---------------
                                                                       1,702,446
                                                                 ---------------
                      BUILDING MATERIALS: 0.1%
         444    @@    Lafarge SA                                          39,699
       5,100          Rinker Group Ltd                                    25,226
       2,000    @@    Tostem Inax Holding Corp.                           38,659
       4,400          Vulcan Materials Co.                               209,308
                                                                 ---------------
                                                                         312,892
                                                                 ---------------
                      CHEMICALS: 0.6%
         150    @@    Air Liquide                                         26,507
       1,100    @@    Bayer AG                                            32,555
       9,050     L    Dow Chemical Co.                                   376,208
       6,950     L    Engelhard Corp.                                    208,153
      21,775    @,L   Hercules, Inc.                                     265,654
         500    @@    Nitto Denko Corp.                                   26,804
         600    @@    Shin-Etsu Chemical Co. Ltd.                         24,633
       3,350     L    Sigma-Aldrich Corp.                                191,553
                                                                 ---------------
                                                                       1,152,067
                                                                 ---------------
                      COMMERCIAL SERVICES: 1.2%
         450    @@    Adecco SA                                           29,059
      35,200    @,L   Cendant Corp.                                      783,904
       3,900     @    Corporate Executive Board Co.                      182,013
       2,000          Dai Nippon Printing Co. Ltd.                        28,248
       8,900     L    H&R Block, Inc.                                    492,793
      10,400    @@    Macquarie Infrastructure Group                      26,743
       7,000    @@    Mayne Group Ltd.                                    17,251

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      COMMERCIAL SERVICES (CONTINUED)
      15,900    @,L   Paychex, Inc.                              $       591,480
      10,900     @    Rent-A-Center, Inc.                                325,692
                                                                 ---------------
                                                                       2,477,183
                                                                 ---------------
                      COMPUTERS: 2.6%
      17,700     @    Apple Computer, Inc.                               378,249
         600    @@    Cap Gemini SA                                       26,824
      25,900     @    Dell, Inc.                                         879,564
      70,650     @    EMC Corp.                                          912,798
      30,850          Hewlett-Packard Co.                                708,625
      16,600          International Business
                        Machines Corp.                                 1,538,487
       6,400     @    Lexmark Intl., Inc.                                503,296
       3,600    @@    LogicaCMG PLC                                       16,862
      16,300    @,L   Network Appliance, Inc.                            334,639
       7,200    @,L   PalmOne, Inc.                                       84,600
                                                                 ---------------
                                                                       5,383,944
                                                                 ---------------
                      COSMETICS/PERSONAL CARE: 1.1%
      27,950          Gillette Co.                                     1,026,604
      12,800          Procter & Gamble Co.                             1,278,464
                                                                 ---------------
                                                                       2,305,068
                                                                 ---------------
                      DISTRIBUTION/WHOLESALE: 0.0%
      16,000    @@    Li & Fung Ltd.                                      27,463
       6,000    @@    Mitsui & Co. Ltd.                                   48,615
                                                                 ---------------
                                                                          76,078
                                                                 ---------------
                      DIVERSIFIED FINANCIAL SERVICES: 5.6%
       5,825    @,L   Affiliated Managers Group                          405,362
      12,350          American Express Co.                               595,641
       3,500          Amvescap PLC                                        25,583
       4,950     L    Bear Stearns Cos., Inc.                            395,753
       9,500     L    Capital One Financial Corp.                        582,255
      50,800          Citigroup, Inc.                                  2,465,831
       7,667     L    Countrywide Financial Corp.                        581,517
         400          Deutsche Boerse AG                                  21,968
       8,525          Doral Financial Corp.                              275,187
       9,700          Fannie Mae                                         728,082
      41,650          JP Morgan Chase & Co.                            1,529,804
       9,650          Lehman Brothers Holdings, Inc.                     745,173
      22,450          Merrill Lynch & Co., Inc.                        1,316,692
         700    @@    MLP AG                                              13,850
      24,050          Morgan Stanley                                   1,391,773
       7,900          New Century Financial Corp.                        313,393
      13,200     @    Providian Financial Corp.                          153,648
                                                                 ---------------
                                                                      11,541,512
                                                                 ---------------
                      ELECTRIC: 1.7%
      29,150     @    AES Corp.                                          275,176
      15,300     L    Centerpoint Energy, Inc.                           148,257
       1,200    @@    Chubu Electric Power Co., Inc.                      25,026
       7,900          Constellation Energy Group, Inc.                   309,364
       3,150          Dominion Resources, Inc.                           201,065
      20,450          DPL, Inc.                                          426,996
         800    @@    E.ON AG                                             52,441
      17,000     @    Edison Intl.                                       372,810
       2,300          Entergy Corp.                                      131,399
      11,800          Exelon Corp.                                       783,047
       6,825     L    Great Plains Energy, Inc.                          217,172
       7,163    @@    National Grid Transco PLC                           51,544
       7,250     L    Southern Co.                                       219,313
      15,800     L    TXU Corp.                                          374,776
                                                                 ---------------
                                                                       3,588,386
                                                                 ---------------
                      ELECTRICAL COMPONENTS AND EQUIPMENT: 0.2%
       4,150          Emerson Electric Co.                       $       268,713
       5,000    @@    Hitachi Ltd.                                        29,947
       3,000    @@    Sharp Corp.                                         47,488
       5,000    @@    Toshiba Corp.                                       19,083
                                                                 ---------------
                                                                         365,231
                                                                 ---------------
                      ELECTRONICS: 0.5%
       5,300     @    Benchmark Electronics, Inc.                        184,493
       6,200    @,L   Fisher Scientific Intl.                            256,494
      11,175     @    Itron, Inc.                                        205,173
         100    @@    Keyence Corp.                                       21,124
       1,300    @@    Koninklijke Philips Electronics NV                  38,031
      24,650    @,L   Sanmina-SCI Corp.                                  310,837
                                                                 ---------------
                                                                       1,016,152
                                                                 ---------------
                      ENGINEERING & CONSTRUCTION: 0.1%
       5,100    @@    ABB Ltd.                                            25,856
         700          Bouygues                                            24,529
       4,275          Granite Construction, Inc.                         100,419
      10,000    @@    Kajima Corp.                                        32,668
                                                                 ---------------
                                                                         183,472
                                                                 ---------------
                      ENTERTAINMENT: 0.2%
      10,625     @    Alliance Gaming Corp.                              261,906
       4,475          GTECH Holdings Corp.                               221,468
       2,600    @@    TABCorp. Holdings Ltd.                              22,020
                                                                 ---------------
                                                                         505,394
                                                                 ---------------
                      FOOD: 0.4%
       3,000          Ajinomoto Co., Inc.                                 34,534
      23,700          Conagra Foods, Inc.                                625,443
       1,200    @@    Foodland Associated Ltd.                            17,597
         100    @@    Groupe Danone                                       16,322
       2,600   @,@@   Koninklijke Ahold NV                                19,808
         700          Metro AG                                            31,021
         200    @@    Nestle SA                                           49,946
       9,900   @,@@   Tesco PLC                                           45,680
         800    @@    Unilever NV ADR                                     52,321
                                                                 ---------------
                                                                         892,672
                                                                 ---------------
                      FOOD SERVICE: 0.0%
       3,900    @@    Compass Group PLC                                   26,595
                                                                 ---------------
                                                                          26,595
                                                                 ---------------
                      FOREST PRODUCTS AND PAPER: 0.5%
      12,000          Georgia-Pacific Corp.                              368,039
      17,875     @    Louisiana-Pacific Corp.                            319,605
       8,000    @@    OJI Paper Co. Ltd.                                  51,759
       1,900     L    Plum Creek Timber Co., Inc.                         57,855
       6,825          Rayonier, Inc.                                     283,306
       2,600    @@    Stora Enso OYJ                                      35,265
                                                                 ---------------
                                                                       1,115,829
                                                                 ---------------
                      GAS: 0.1%
       6,500          Centrica PLC                                        24,552
       8,200     L    Oneok, Inc.                                        181,056
       8,000    @@    Osaka Gas Co. Ltd.                                  21,648
                                                                 ---------------
                                                                         227,256
                                                                 ---------------
                      HAND/MACHINE TOOLS: 0.1%
         300    @@    Nidec Corp.                                         28,730
         400    @@    Schneider Electric SA                               26,222
         400    @@    SMC Corp.                                           49,834

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      HAND/MACHINE TOOLS (CONTINUED)
       3,200     L    Snap-On, Inc.                              $       103,168
                                                                 ---------------
                                                                         207,954
                                                                 ---------------
                      HEALTHCARE-PRODUCTS: 1.7%
      24,750     @    Boston Scientific Corp.                            909,810
      11,950     @    Guidant Corp.                                      719,390
      28,700          Johnson & Johnson                                1,482,642
         600    @,L   Patterson Dental Co.                                38,496
       4,375     @    Respironics, Inc.                                  197,269
       8,700          Ventas, Inc.                                       191,400
                                                                 ---------------
                                                                       3,539,007
                                                                 ---------------
                      HEALTHCARE-SERVICES: 1.5%
       6,650    @,L   Anthem, Inc.                                       498,750
      12,475     @    Humana, Inc.                                       285,054
       2,150     @    Mid Atlantic Medical Services                      139,320
       6,200          Oxford Health Plans                                269,700
       6,475     @    Pacificare Health Systems                          437,710
      16,450     L    UnitedHealth Group, Inc.                           957,060
       6,550     @    WellPoint Health Networks                          635,285
                                                                 ---------------
                                                                       3,222,879
                                                                 ---------------
                      HOME BUILDERS: 0.1%
         500    @,L   NVR, Inc.                                          233,000
                                                                 ---------------
                                                                         233,000
                                                                 ---------------
                      HOME FURNISHINGS: 0.3%
       3,650          Harman Intl. Industries, Inc.                      270,027
       2,000    @@    Matsushita Electric Industrial
                        Co. Ltd.                                          27,832
       1,100    @@    Sony Corp.                                          38,122
       3,350          Whirlpool Corp.                                    243,378
                                                                 ---------------
                                                                         579,359
                                                                 ---------------
                      HOUSEHOLD PRODUCTS/WARES: 0.2%
       7,050          Fortune Brands, Inc.                               504,005
                                                                 ---------------
                                                                         504,005
                                                                 ---------------
                      INSURANCE: 2.5%
      13,100    @@    ACE Ltd.                                           542,602
       3,244    @@    Aegon NV                                            48,352
      25,200          American Intl. Group                             1,670,255
       5,200          AMP Ltd                                             19,629
       1,400    @@    Assicurazioni Generali S.p.A.                       37,172
       1,400    @@    AXA                                                 30,091
       7,300          Cigna Corp.                                        419,750
      13,625     L    Fidelity National Financial, Inc.                  528,378
      11,825          First American Corp.                               352,030
       5,200          HHG PLC                                              3,761
       5,425          Landamerica Financial Group, Inc.                  283,511
       8,850          Lincoln National Corp.                             357,275
           4    @@    Millea Holdings, Inc.                               53,078
      18,750     L    Prudential Financial, Inc.                         783,188
       5,500    @@    Prudential PLC                                      46,595
         630    @@    Swiss Reinsurance                                   42,674
         390    @@    Zurich Financial Services AG                        56,376
                                                                 ---------------
                                                                       5,274,717
                                                                 ---------------
                      INTERNET: 0.8%
      14,375     @    Autobytel, Inc.                                    130,525
      28,675     @    Earthlink, Inc.                                    286,750
       6,250    @,L   eBay, Inc.                                         403,688
       9,125    @,L   Gric Communications, Inc.                           49,275
      14,525     @    RSA Security, Inc.                         $       206,255
      14,850    @,L   Symantec Corp.                                     514,552
      25,800          Verso Technologies Inc                              82,560
           1   @,@@   Yahoo Japan Corp.                                   13,498
                                                                 ---------------
                                                                       1,687,103
                                                                 ---------------
                      IRON/STEEL: 0.0%
       2,100    @@    Arcelor                                             36,745
       1,300    @@    JFE Holdings, Inc.                                  35,624
                                                                 ---------------
                                                                          72,369
                                                                 ---------------
                      LODGING: 0.1%
         600    @@    Accor                                               27,196
       4,800     @    Starwood Hotels & Resorts
                        Worldwide, Inc.                                  172,656
                                                                 ---------------
                                                                         199,852
                                                                 ---------------
                      MACHINERY-CONSTRUCTION AND MINING: 0.1%
       3,250          Caterpillar, Inc.                                  269,815
                                                                 ---------------
                                                                         269,815
                                                                 ---------------
                      MACHINERY-DIVERSIFIED: 0.7%
       5,700    @@    Alstom                                               8,987
       3,100          Briggs & Stratton                                  208,940
       4,675     L    Cummins, Inc.                                      228,795
      10,200          Deere & Co.                                        663,510
       8,300     L    Rockwell Automation, Inc.                          295,480
       2,400          Tecumseh Products Co.                              116,232
                                                                 ---------------
                                                                       1,521,944
                                                                 ---------------
                      MEDIA: 1.5%
      20,150    @,L   Comcast Corp.                                      662,331
       8,200     L    McGraw-Hill Cos., Inc.                             573,344
       4,000    @@    Reed Elsevier PLC                                   33,437
       5,200    @@    Seven Network Ltd.                                  24,104
      40,500    @,L   Time Warner, Inc.                                  728,594
      15,750     L    Viacom, Inc.                                       698,985
       1,000   @,@@   Vivendi Universal SA                                24,337
      19,600          Walt Disney Co.                                    457,268
                                                                 ---------------
                                                                       3,202,400
                                                                 ---------------
                      METAL FABRICATE/HARDWARE: 0.1%
       6,500          Quanex Corp.                                       299,650
                                                                 ---------------
                                                                         299,650
                                                                 ---------------
                      MINING: 0.3%
       8,900    @,L   Alcoa, Inc.                                        338,200
       1,400          Anglo American PLC                                  30,437
       5,200    @@    BHP Billiton Ltd.                                   47,332
       4,300     L    Newmont Mining Corp.                               209,023
                                                                 ---------------
                                                                         624,992
                                                                 ---------------
                      MISCELLANEOUS MANUFACTURING: 2.9%
      16,550          3M Co.                                           1,407,247
       8,200          Ceradyne Inc                                       279,292
       6,700          Danaher Corp.                                      614,725
      98,503          General Electric Co.                             3,051,623
         100     L    Honeywell Intl., Inc.                                3,343
      49,700          Invensys PLC                                        16,237
       1,000    @@    Olympus Corp.                                       21,823
         700    @@    Siemens AG                                          56,116
      19,300    @@    Tyco Intl. Ltd.                                    511,450
                                                                 ---------------
                                                                       5,961,856
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      OFFICE/BUSINESS EQUIPMENT: 0.0%
       1,000          Canon, Inc.                                $        47,554
                                                                 ---------------
                                                                          47,554
                                                                 ---------------
                      OIL AND GAS: 4.1%
      22,263    @@    BP PLC                                             181,029
      20,550          ChevronTexaco Corp.                              1,775,314
      17,750     L    ConocoPhillips                                   1,163,867
      10,350          Devon Energy Corp.                                 592,641
       3,700    @@    ENI-Ente Nazionale
                        Idrocarburi S.p.A.                                70,119
      62,800          Exxon Mobil Corp.                                2,574,799
       7,350     @    Houston Exploration Co.                            268,422
       7,275     @    Newfield Exploration Co.                           324,029
      15,900          Occidental Petroleum Corp.                         671,615
       7,125          Pogo Producing Co.                                 344,138
       2,900    @@    Royal Dutch Petroleum Co.                          151,863
       4,300     L    Sunoco, Inc.                                       219,945
         500    @@    Total SA                                            92,769
                                                                 ---------------
                                                                       8,430,550
                                                                 ---------------
                      PACKAGING AND CONTAINERS: 0.2%
      10,925    @,L   Owens-Illinois, Inc.                               129,898
       3,800    @,L   Sealed Air Corp.                                   205,732
                                                                 ---------------
                                                                         335,630
                                                                 ---------------
                      PHARMACEUTICALS: 2.8%
      15,250          Abbott Laboratories                                710,650
       1,200    @@    Astrazeneca PLC                                     57,659
         600    @@    Aventis SA                                          39,777
      11,000     L    Eli Lilly & Co.                                    773,630
       2,300    @@    GlaxoSmithKline PLC                                107,226
      22,150          Merck & Co., Inc.                                1,023,330
       1,770    @@    Novartis AG                                         81,015
      10,925    @,L   NPS Pharmaceuticals, Inc.                          335,835
      75,100          Pfizer, Inc.                                     2,653,284
         820    @@    Roche Holding AG                                    82,894
       1,000    @@    Shionogi & Co. Ltd.                                 18,672
       1,100    @@    Yamanouchi Pharmaceutical
                        Co. Ltd.                                          34,306
                                                                 ---------------
                                                                       5,918,278
                                                                 ---------------
                      PIPELINES: 0.2%
       5,425          National Fuel Gas Co.                              132,587
      24,000          Williams Cos., Inc.                                235,680
                                                                 ---------------
                                                                         368,267
                                                                 ---------------
                      REAL ESTATE: 5.10%
      10,100          Acadia Realty Trust                                126,250
       2,700          Alexandria Real Estate
                        Equities, Inc.                                   156,330
       3,900          AMB Property Corp.                                 128,232
      13,100          American Financial Realty Trust                    223,355
       2,200          American Land Lease, Inc.                           43,890
       6,200          Apartment Investment &
                        Management Co.                                   213,900
       8,440          Archstone-Smith Trust                              236,151
       4,200          Arden Realty, Inc.                                 127,428
       4,425          Avalonbay Communities, Inc.                        211,515
       3,300          Bedford Property Investors                          94,479
       6,000          Boston Properties, Inc.                            289,140
       2,100          BRE Properties                                      70,140
       2,600     L    Capital Automotive Reit                             83,200
       5,100          Carramerica Realty Corp.                           151,878
       4,100          CBL & Associates Properties, Inc.          $       231,650
       2,400          Centerpoint Properties Trust                       179,760
      11,275          Chelsea Property Group, Inc.                       617,982
       5,000    @@    Cheung Kong Holdings Ltd.                           39,820
       3,100     L    Colonial Properties Trust                          122,760
       4,100          Commercial Net Lease Realty                         72,980
       8,400          Corporate Office Properties
                        Trust Sbi MD                                     176,400
      11,100          Crescent Real Estate EQT Co.                       190,143
       2,900          Developers Diversified
                        Realty Corp.                                      97,353
      14,972          Equity Office Properties Trust                     428,948
       1,500          Equity One, Inc.                                    25,320
       8,502     L    Equity Residential                                 250,894
         900          Essex Property Trust, Inc.                          57,798
       4,800          Felcor Lodging Trust, Inc.                          53,184
      14,400          General Growth Properties, Inc.                    399,600
       5,600          Glenborough Realty Trust, Inc.                     111,720
       4,600          Hospitality Properties Trust                       189,888
      12,000    @,L   Host Marriott Corp.                                147,840
       5,500          Istar Financial, Inc.                              213,950
       4,300          Kilroy Realty Corp.                                140,825
       9,875          Kimco Realty Corp.                                 441,906
       7,750     L    LNR Property Corp.                                 383,702
       5,000          Mack-Cali Realty Corp.                             208,100
       4,300          Meristar Hospitality Corp.                          27,993
       5,800          National Health Investors, Inc.                    144,304
       7,700          New Plan Excel Realty Trust                        189,959
       4,100          Newcastle Investment Corp.                         111,110
       2,400          Pan Pacific Retail Properties, Inc.                114,360
       3,500          Pennsylvania Real Estate
                        Investment Trust                                 127,050
       7,900          Prologis                                           253,511
       6,400          PS Business Parks, Inc.                            264,064
       2,100     L    Public Storage, Inc.                                91,119
       2,200          Ramco-Gershenson Properties                         62,260
       6,700          Reckson Associates Realty Corp.                    162,810
       9,900     L    Regency Centers Corp.                              394,515
       3,900     L    Rouse Co.                                          183,300
      10,100          Simon Property Group, Inc.                         468,034
       2,500          SL Green Realty Corp.                              102,625
       3,100          Sovran Self Storage, Inc.                          115,165
       2,100          Sun Communities, Inc.                               81,270
       7,400          United Dominion Realty
                        Trust, Inc.                                      142,080
       7,200          Vornado Realty Trust                               394,200
                                                                 ---------------
                                                                      10,368,140
                                                                 ---------------
                      RETAIL: 5.2%
      12,150     @    Bed Bath & Beyond, Inc.                            526,703
      12,050          Best Buy Co., Inc.                                 629,492
      18,050     @    Costco Wholesale Corp.                             671,099
       8,000     L    Federated Department Stores                        377,040
      29,100     L    Gap, Inc.                                          675,411
      42,200          Home Depot, Inc.                                 1,497,677
       1,000    @@    Ito-Yokado Co. Ltd.                                 31,723
       1,100    @,L   Krispy Kreme Doughnuts, Inc.                        40,260
       7,450          Lowe's Cos., Inc.                                  412,656
      33,150          McDonald's Corp.                                   823,115
         100    @@    Pinault-Printemps-Redoute                            9,693
       8,250          RadioShack Corp.                                   253,110
      19,650     @    Staples, Inc.                                      536,445
      16,100    @,L   Starbucks Corp.                                    532,266
       5,225     L    United Auto Group, Inc.                            163,543

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      RETAIL (CONTINUED)
      43,050          Wal-Mart Stores, Inc.                      $     2,283,802
      26,900     L    Walgreen Co.                                       978,621
       5,100          Wendy's Intl., Inc.                                200,124
                                                                 ---------------
                                                                      10,642,780
                                                                 ---------------
                      SAVINGS AND LOANS: 0.4%
      15,950          Bankatlantic BanCorp., Inc.                        303,050
       5,150     @    Firstfed Financial Corp.                           224,025
      16,525          Flagstar Bancorp, Inc.                             353,966
                                                                 ---------------
                                                                         881,041
                                                                 ---------------
                      SEMICONDUCTORS: 3.4%
       3,475    @,L   Advanced Micro Devices, Inc.                        51,778
      17,750     @    Altera Corp.                                       402,925
      44,400     @    Applied Materials, Inc.                            996,780
      68,300     @    Applied Micro Circuits Corp.                       408,434
       1,100   @,@@   ASML Holding NV                                     22,020
      40,275     @    Cirrus Logic, Inc.                                 308,909
      99,550          Intel Corp.                                      3,205,509
      36,400    @,L   LSI Logic Corp.                                    322,868
      12,750     L    Maxim Integrated Products                          634,950
      15,575     @    Mindspeed Technologies, Inc.                       106,689
       2,000          Sanken Electric Co Ltd                              28,061
      24,875     @    Silicon Image, Inc.                                179,846
         400          Stmicroelectronics NV                               10,862
      17,750          Texas Instruments, Inc.                            521,495
                                                                 ---------------
                                                                       7,201,126
                                                                 ---------------
                      SOFTWARE: 3.4%
      11,800          Adobe Systems, Inc.                                463,740
       6,450          Autodesk, Inc.                                     158,541
       3,375     @    Avid Technology, Inc.                              162,000
      17,025    @,L   BMC Software, Inc.                                 317,516
       8,800     @    Citrix Systems, Inc.                               186,648
      23,750     L    Computer Associates Intl., Inc.                    649,325
       2,600     @    D&B Corp.                                          131,846
           0          First Data Corp.                                         0
      13,500     L    IMS Health, Inc.                                   335,610
     106,200     L    Microsoft Corp.                                  2,924,748
      52,750     @    Oracle Corp.                                       696,300
       7,100    @@    Sage Group PLC                                      22,417
         200    @@    SAP AG                                              33,277
      20,450    @,L   Scansoft, Inc.                                     108,794
      26,300     @    Siebel Systems, Inc.                               364,781
      17,000     @    Veritas Software Corp.                             631,720
                                                                 ---------------
                                                                       7,187,263
                                                                 ---------------
                      TELECOMMUNICATIONS: 3.9%
       1,500   @,@@   Alcatel SA                                          19,347
      20,300     @    Avaya, Inc.                                        262,682
      43,700          Bellsouth Corp.                                  1,236,709
     112,300     @    Cisco Systems, Inc.                              2,727,766
      14,500   @,@@   Colt Telecom Group PLC                              24,623
      10,000    @,L   Comverse Technology, Inc.                          175,900
       3,200   @,@@   Deutsche Telekom AG                                 58,273
      21,400     L    Motorola, Inc.                                     301,098
      33,150     @    Nextel Communications, Inc.                        930,189
       3,600   @@,L   Nokia OYJ ADR                                       61,200
          21    @@    NTT Docomo, Inc.                                    48,021
       7,300    @@    Portugal Telecom SGPS SA                            73,479
       5,350    @,L   PTEK Holdings, Inc.                                 47,134
       7,600          Qualcomm, Inc.                                     409,868
       8,475    @,L   Safenet, Inc.                                      260,776
       6,850          Scientific-Atlanta, Inc.                   $       187,005
      12,100     @    Tellabs, Inc.                                      102,003
      27,150          Verizon Communications, Inc.                       952,422
      63,331    @@    Vodafone Group PLC                                 157,358
      42,300     @    Zhone Technologies, Inc.                           208,962
                                                                 ---------------
                                                                       8,244,815
                                                                 ---------------
                      TOYS/GAMES/HOBBIES: 0.3%
         800   @,@@   Bandai Co. Ltd.                                     20,252
       8,950          Hasbro, Inc.                                       190,456
      21,850          Mattel, Inc.                                       421,050
                                                                 ---------------
                                                                         631,758
                                                                 ---------------
                      TRANSPORTATION: 0.5%
       7,000    @@    Nippon Yusen Kabushiki Kaisha                       31,823
      14,375     @    OMI Corp.                                          128,369
      10,950          United Parcel Service, Inc.                        816,322
                                                                 ---------------
                                                                         976,514
                                                                 ---------------
                      WATER: 0.0%
       1,500    @@    Suez SA                                             30,267
                                                                 ---------------
                                                                          30,267
                                                                 ---------------
                      Total Common Stock
                        (Cost $115,639,873)                          139,682,818
                                                                 ---------------

PREFERRED STOCK: 0.3%

                      BANKS: 0.2%
          29   XX,#   DG Funding Trust                                   314,650
                                                                 ---------------
                                                                         314,650
                                                                 ---------------
                      OIL AND GAS: 0.1%
       7,960    @@    Nexen, Inc.                                        208,154
                                                                 ---------------
                                                                         208,154
                                                                 ---------------
                      Total Preferred Stock
                        (Cost $514,328)                                  522,804
                                                                 ---------------

RIGHTS: 0.0%

                      MACHINERY-DIVERSIFIED: 0.0%
       5,700     @    Alstom                                                 216
                                                                 ---------------
                      Total Rights
                        (Cost $2,388)                                        216
                                                                 ---------------
WARRANTS: 0.0%

                      MACHINERY-DIVERSIFIED: 0.0%
       5,700   @,@@   Alstom, Expires 01/09/04                                72
                                                                 ---------------
                      Total Warrants
                        (Cost $3,731)                                         72
                                                                 ---------------

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS: 6.1%

                      AIRLINES: 0.2%
$    146,000          American Airlines, Inc.,
                        7.020%, due 10/15/09                             145,812
      65,729          Continental Airlines, Inc.,
                        6.900%, due 07/02/19                              64,920
      38,190     L    Continental Airlines, Inc.,
                        6.550%, due 08/02/20                              37,768
     145,739          US Airways Pass Through Trust,
                        6.850%, due 01/30/18                             139,535
                                                                 ---------------
                                                                         388,035
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
                      AUTO MANUFACTURERS: 0.3%
$     49,000          Ford Motor Co., 6.630%,
                        due 10/01/28                             $        45,205
     201,000          Ford Motor Co., 6.380%,
                        due 02/01/29                                     179,843
     256,000     L    General Motors Corp., 8.380%,
                        due 07/15/33                                     298,061
                                                                 ---------------
                                                                         523,109
                                                                 ---------------
                      BANKS: 1.3%
     154,000   #,@@   Banco Bradesco SA, 8.750%,
                        due 10/24/13                                     161,700
      97,000          Bank of America Corp.,
                        6.380%, due 02/15/08                             107,570
     127,000     #    Bank of New York Institutional
                        Capital Trust A, 7.780%,
                        due 12/01/26                                     140,197
      32,000     #    BankAmerica Institutional,
                        Class B, 7.700%, due 12/31/26                     35,920
      53,000          BankBoston Capital Trust III,
                        1.920%, due 06/15/27                              50,758
      14,000          BankBoston Corp., 1.780%,
                        due 06/08/28                                      13,118
      13,000          Barnett Capital I, 8.060%,
                        due 12/01/26                                      14,883
      39,000          Barnett Capital II, 7.950%,
                        due 12/01/26                                      44,404
      39,000          Chase Capital VI, 1.790%,
                        due 08/01/28                                      36,863
      83,000     #    Corestates Capital Trust II,
                        1.800%, due 01/15/27                              78,612
     397,000     #    Dresdner Funding Trust I,
                        8.150%, due 06/30/31                             454,508
      13,000          FBS Capital I, 8.090%,
                        due 11/15/26                                      14,926
      68,000          First Union Institutional Capital II,
                        7.850%, due 01/01/27                              77,087
     206,000   #,@@   HBOS PLC, 5.380%, due
                        11/29/49                                         206,418
      30,000    @@    Hongkong & Shanghai Banking
                        Corp. Ltd., 1.310%,
                        due 07/29/49                                      24,515
      50,000    @@    HSBC Bank PLC, 1.350%,
                        due 06/29/49                                      40,270
     163,000    @@    HSBC Holdings PLC, 7.500%,
                        due 07/15/09                                     190,807
     134,000   @@,L   HSBC Holdings PLC, 5.250%,
                        due 12/12/12                                     137,468
     101,000          M & T Bank Corp., 3.850%,
                        due 04/01/13                                     100,430
      30,000          Mellon Capital I, 7.720%,
                        due 12/01/26                                      33,738
      70,000    @@    National Westminster Bank PLC,
                        1.310%, due 11/29/49                              58,187
      29,000          Nationsbank Cap Trust III,
                        1.700%, due 01/15/27                              27,347
     130,000   #,@@   Rabobank Capital Funding II,
                        5.260%,due 12/29/49                              130,481
      74,000          RBS Capital Trust I, 4.710%,
                        due 12/29/49                                      70,915
      40,000    @@    Societe Generale, 1.310%,
                        due 11/29/49                                      32,459
      80,000    @@    Standard Chartered PLC,
                        1.280%, due 01/29/49                              60,721
$     40,000    @@    Standard Chartered PLC,
                        1.250%, due 07/29/49                     $        29,214
     240,000    @@    Standard Chartered PLC,
                        1.500%, due 11/29/49                             179,898
     190,000    @@    Standard Chartered PLC,
                        1.400%, due 12/29/49                             142,736
      36,000          Wachovia Capital Trust II,
                        1.650%, due 01/15/27                              34,066
     120,000          Wells Fargo & Co., 3.120%,
                        due 08/15/08                                     118,672
                                                                 ---------------
                                                                       2,848,888
                                                                 ---------------
                      BEVERAGES: 0.1%
      51,000   #,@@   Coca-Cola HBC Finance BV,
                        5.130%, due 09/17/13                              51,228
     160,000     #    Miller Brewing Co., 4.250%,
                        due 08/15/08                                     162,302
                                                                 ---------------
                                                                         213,530
                                                                 ---------------
                      CHEMICALS: 0.0%
      36,000          Dow Chemical Co., 5.750%,
                        due 11/15/09                                      38,591
                                                                 ---------------
                                                                          38,591
                                                                 ---------------
                      DIVERSIFIED FINANCIAL SERVICES: 1.0%
     143,000          Boeing Capital Corp., 7.380%,
                        due 09/27/10                                     164,595
     214,000   #,@@   Brazilian Merchant Voucher
                        Receivables Ltd., 5.910%,
                        due 06/15/11                                     209,720
      47,000          CitiCorp Capital I, 7.930%,
                        due 02/15/27                                      54,358
      23,000          Citigroup Capital II, 7.750%,
                        due 12/01/36                                      26,015
     322,000     #    Corestates Capital Trust I,
                        8.000%, due 12/15/26                             366,466
     164,000          Countrywide Home Loans, Inc.,
                        4.250%, due 12/19/07                             169,293
     155,000     #    Farmers Exchange Capital,
                        7.050%, due 07/15/28                             145,482
      86,000          Ford Motor Credit Co, 7.380%,
                        due 02/01/11                                      93,865
      53,000     L    Ford Motor Credit Co., 5.630%,
                        due 10/01/08                                      54,466
     116,000     L    Lehman Brothers Holdings, Inc.,
                        3.500%, due 08/07/08                             115,396
     244,000   XX,#   Mangrove Bay Pass-Through
                        Trust, 6.100%, due 07/15/33                      240,521
     140,000          MassMutual Global Funding II,
                        2.550%, due 07/15/08                             134,038
     120,000     #    OneAmerica Financial Partners,
                        Inc., 7.000%, due 10/15/33                       119,161
     115,000   #,@@   PF Export Receivables Master
                        Trust, 3.750%, due 06/01/13                      112,162
     109,145   #,@@   PF Export Receivables Master
                        Trust, 6.440%, due 06/01/15                      111,338
      88,000          Takefuji Corp, 9.200%,
                        due 04/15/11                                      97,642
                                                                 ---------------
                                                                       2,214,518
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
                      ELECTRIC: 0.5%
$    175,000     #    Consumers Energy Co.,
                        4.800%, due 02/17/09                     $       179,082
     219,000          Firstenergy Corp., 7.380%,
                        due 11/15/31                                     224,835
      68,000          Nisource Finance Corp.,
                        7.630%, due 11/15/05                              74,322
     152,000     #    Ohio Edison Co., 4.000%,
                        due 05/01/08                                     148,796
     226,000          Ohio Power Co., 6.380%,
                        due 07/15/33                                     226,732
     100,000          Oncor Electric Delivery Co.,
                        6.380%, due 01/15/15                             108,931
      35,000     #    Power Contract Financing LLC,
                        5.200%, due 02/01/06                              35,543
      35,000    #,L   Power Contract Financing LLC,
                        6.260%, due 02/01/10                              36,958
                                                                 ---------------
                                                                       1,035,199
                                                                 ---------------
                      FOOD: 0.3%
      72,000          Kroger Co., 7.250%,
                        due 06/01/09                                      82,116
      55,000          Kroger Co., 5.500%,
                        due 02/01/13                                      56,039
     134,000          Safeway, Inc., 4.800%,
                        due 07/16/07                                     139,195
     194,000     L    Supervalu, Inc., 7.880%,
                        due 08/01/09                                     226,551
     182,000          Tyson Foods, Inc., 7.250%,
                        due 10/01/06                                     199,567
                                                                 ---------------
                                                                         703,468
                                                                 ---------------
                      FOREST PRODUCTS AND PAPER: 0.1%
     128,000          Weyerhaeuser Co., 7.380%,
                        due 03/15/32                                     139,607
                                                                 ---------------
                                                                         139,607
                                                                 ---------------
                      INSURANCE: 0.2%
     162,000     #    Farmers Insurance Exchange,
                        8.630%, due 05/01/24                             169,786
     110,000     #    Monumental Global Funding II,
                        3.850%, due 03/03/08                             111,089
     193,000    #,L   Zurich Capital Trust I, 8.380%,
                        due 06/01/37                                     222,299
                                                                 ---------------
                                                                         503,174
                                                                 ---------------
                      MEDIA: 0.2%
      56,000          AOL Time Warner, Inc., 6.880%,
                        due 05/01/12                                      63,139
      87,000          Comcast Cable Communications,
                        7.130%, due 06/15/13                              99,276
     191,000     L    Comcast Corp., 5.300%,
                        due 01/15/14                                     190,806
      74,000          Time Warner, Inc., 6.950%,
                        due 01/15/28                                      79,318
                                                                 ---------------
                                                                         432,539
                                                                 ---------------
                      MINING: 0.1%
     104,000   @@,L   Corp Nacional del Cobre de
                        Chile - CODELCO, 5.500%,
                        due 10/15/13                                     105,776
                                                                 ---------------
                                                                         105,776
                                                                 ---------------
                      MISCELLANEOUS MANUFACTURING: 0.1%
$    185,000     L    General Electric Co., 5.000%,
                        due 02/01/13                             $       187,436
                                                                 ---------------
                                                                         187,436
                                                                 ---------------
                      MULTI-NATIONAL: 0.2%
     157,000    @@    Corp Andina de Fomento CAF,
                        6.880%, due 03/15/12                             174,533
     161,000    @@    Corp Andina de Fomento CAF,
                        5.200%, due 05/21/13                             160,600
                                                                 ---------------
                                                                         335,133
                                                                 ---------------
                      OIL AND GAS: 0.3%
     158,000          Enterprise Products Partners LP,
                        6.880%, due 03/01/33                             158,377
     212,000          Pemex Project Funding Master
                        Trust, 7.380%, due 12/15/14                      227,369
      80,000          Valero Energy Corp., 6.130%,
                        due 04/15/07                                      86,917
      85,000          Valero Energy Corp., 8.750%,
                        due 06/15/30                                     106,386
                                                                 ---------------
                                                                         579,049
                                                                 ---------------
                      PACKAGING AND CONTAINERS: 0.2%
     172,000     #    Sealed Air Corp., 6.950%,
                        due 05/15/09                                     193,523
     145,000    #,L   Sealed Air Corp., 5.630%,
                        due 07/15/13                                     148,650
                                                                 ---------------
                                                                         342,173
                                                                 ---------------
                      REAL ESTATE: 0.4%
     149,000          EOP Operating LP, 7.750%,
                        due 11/15/07                                     170,953
     176,000          Liberty Property LP, 7.750%,
                        due 04/15/09                                     205,822
      43,000          Liberty Property Trust, 6.380%,
                        due 08/15/12                                      46,356
     186,000          Simon Property Group LP,
                        7.380%, due 01/20/06                             204,360
      70,000          Simon Property Group LP,
                        4.880%, due 03/18/10                              71,445
                                                                 ---------------
                                                                         698,936
                                                                 ---------------
                      SAVINGS AND LOANS: 0.1%
     163,000          Washington Mutual, Inc.,
                        4.380%, due 01/15/08                             167,724
                                                                 ---------------
                                                                         167,724
                                                                 ---------------
                      TELECOMMUNICATIONS: 0.5%
     342,000     L    AT&T Corp., 8.050%, due
                        11/15/11                                         394,339
     140,000     L    AT&T Wireless Services, Inc.,
                        8.130%, due 05/01/12                             164,941
     160,000     L    Sprint Capital Corp., 6.000%,
                        due 01/15/07                                     171,029
     189,000          Sprint Capital Corp., 6.880%,
                        due 11/15/28                                     185,081
     222,000     L    Verizon Florida, Inc., 6.130%,
                        due 01/15/13                                     238,076

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
                      TELECOMMUNICATIONS (CONTINUED)
$    145,000     L    Verizon Virginia, Inc., 4.630%,
                        due 03/15/13                             $       140,058
                                                                 ---------------
                                                                       1,293,524
                                                                 ---------------
                      Total Corporate Bonds
                        (Cost $12,389,107)                            12,750,409
                                                                 ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.8%

                      AGENCY COLLATERAL PAC CMO: 0.5%
     961,000          4.500%, due 10/15/12                               972,563
                                                                 ---------------
                                                                         972,563
                                                                 ---------------
                      FEDERAL HOME LOAN BANK: 0.4%
     890,000     L    2.500%, due 12/15/05                               900,579
                                                                 ---------------
                                                                         900,579
                                                                 ---------------
                      FEDERAL HOME LOAN MORTGAGE
                        CORPORATION: 2.1%
     550,000     L    2.880%, due 09/15/05                               560,288
     550,000          5.880%, due 03/21/11                               597,039
     384,000          6.000%, due 01/15/28                               402,932
     604,351          7.000%, due 11/01/31                               639,620
   2,006,000     W    6.500%, due 01/15/34                             2,101,286
                                                                 ---------------
                                                                       4,301,165
                                                                 ---------------
                      FEDERAL NATIONAL MORTGAGE
                        ASSOCIATION: 8.9%
     590,000     L    2.380%, due 04/13/06                               590,062
   1,115,000     L    4.380%, due 10/15/06                             1,172,008
   1,085,000     L    5.250%, due 04/15/07                             1,168,745
     550,000          3.500%, due 01/28/08                               550,501
     550,000     L    4.000%, due 09/02/08                               557,577
     575,000     L    4.380%, due 03/15/13                               565,779
     740,991          6.000%, due 06/01/16                               778,291
   2,080,000     W    5.000%, due 01/01/17                             2,121,600
     492,704          5.500%, due 02/01/18                               511,302
     200,000     W    4.500%, due 01/15/19                               200,250
     250,913          6.500%, due 02/01/28                               262,801
     365,627          7.000%, due 02/01/31                               387,248
     222,473          7.500%, due 09/01/31                               237,801
     257,594          7.000%, due 07/01/32                               272,822
   2,000,000     W    5.500%, due 01/01/33                             2,026,250
   2,283,000     W    5.000%, due 01/15/34                             2,259,458
   2,995,000     W    6.000%, due 01/15/34                             3,096,082
     220,000     W    6.000%, due 01/15/19                               230,725
     182,722          7.000%, due 06/01/31                               193,527
     696,664          6.500%, due 09/01/32                               728,920
     674,466          7.000%, due 12/01/32                               714,405
      41,000     W    5.500%, due 02/01/34                                41,397
                                                                 ---------------
                                                                      18,667,551
                                                                 ---------------
                      FEDERAL HOME LOAN MORTGAGE CORPORATION
                        COLLATERAL: 0.2%
      91,000     W    5.500%, due 01/15/19                                94,299
     343,467          6.00%, due 02/01/29                                355,838
                                                                 ---------------
                                                                         450,137
                                                                 ---------------
                      GOVERNMENT NATIONAL MORTGAGE
                        ASSOCIATION: 0.7%
     219,044          7.50%, due 12/15/23                                236,695
      98,642          8.00%, due 07/15/24                                107,928
      33,970          7.00%, due 01/15/28                                 36,273
     147,552          7.00%, due 02/15/28                                157,556
$    135,359          6.50%, due 01/15/29                        $       142,901
     346,950          6.50%, due 01/15/32                                365,896
     185,000     W    6.00%, due 01/01/34                                192,284
      17,996          7.00%, due 12/15/27                                 19,226
      27,771          7.00%, due 01/15/28                                 29,654
      32,880          7.00%, due 02/15/28                                 35,110
      66,240          7.00%, due 02/15/28                                 70,731
                                                                 ---------------
                                                                       1,394,254
                                                                 ---------------
                      Total U.S. Government
                        Agency Obligations
                        (Cost $26,419,104)                            26,686,249
                                                                 ---------------

U.S. TREASURY OBLIGATIONS: 7.2%

                      U.S. TREASURY BONDS: 1.2%
     900,000     L    6.250%, due 08/15/23                             1,026,106
   1,330,000     L    5.380%, due 02/15/31                             1,387,410
                                                                 ---------------
                                                                       2,413,516
                                                                 ---------------
                      U.S. TREASURY NOTES: 6.0%
   6,255,000     L    2.250%, due 07/31/04                             6,300,206
   1,023,000     L    1.880%, due 11/30/05                             1,025,238
   1,024,000          1.880%, due 12/31/05                             1,025,000
   1,094,000     L    2.630%, due 11/15/06                             1,104,000
   1,472,000     L    3.380%, due 12/15/08                             1,482,466
   1,650,000     L    4.250%, due 11/15/13                             1,648,711
                                                                 ---------------
                                                                      12,585,621
                                                                 ---------------
                      Total U.S. Treasury Obligations
                        (Cost $14,954,574)                            14,999,137
                                                                 ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.6%

                      AUTOMOBILE ASSET BACKED SECURITIES: 0.1%
     270,000          USAA Auto Owner Trust,
                        2.040%, due 02/16/10                             266,892
                                                                 ---------------
                                                                         266,892
                                                                 ---------------
                      COMMERCIAL MORTGAGE BACKED
                        SECURITIES: 1.6%
     795,000          CS First Boston Mortgage
                        Securities Corp., 3.860%,
                        due 03/15/36                                     799,612
      68,000          CS First Boston Mortgage
                        Securities Corp., 7.810%,
                        due 04/14/62                                      80,205
     380,000          DLJ Commercial Mortgage Corp.,
                        6.240%, due 11/12/31                             420,143
     905,000          DLJ Commercial Mortgage Corp.,
                        7.300%, due 06/10/32                           1,047,963
     170,000          GE Capital Commercial
                        Mortgage Corp., 5.990%, due
                        12/10/35                                         185,733
     340,000          GMAC Commercial Mortgage
                        Securities, Inc., 6.700%,
                        due 04/15/34                                     384,819
     105,000          JP Morgan Chase Commercial
                        Mortgage Securities Corp.,
                        5.160%, due 10/12/37                             108,117
     320,000     L    Wachovia Bank Commercial
                        Mortgage Trust, 3.990%,
                        due 06/15/35                                     301,503
                                                                 ---------------
                                                                       3,328,095
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
                      CREDIT CARD ASSET BACKED SECURITIES: 0.6%
$     95,000          Bank One Issuance Trust,
                        4.540%, due 09/15/10                     $        97,176
      95,000          Capital One Master Trust,
                        4.900%, due 03/15/10                             100,334
     640,000     L    Chemical Master Credit Card
                        Trust 1, 7.090%, due 02/15/09                    700,475
     325,000          Citibank Credit Card Issuance
                        Trust, 5.650%, due 06/16/08                      349,247
                                                                 ---------------
                                                                       1,247,232
                                                                 ---------------
                      OTHER ASSET BACKED SECURITIES: 0.0%
      41,000          Chase Funding Mortgage Loan,
                        2.730%, due 09/25/24                              40,747
      24,000          Chase Funding Mortgage Loan,
                        4.050%, due 05/25/33                              23,799
                                                                 ---------------
                                                                          64,546
                                                                 ---------------
                      WHOLE LOAN COLLATERALIZED MORTGAGE: 1.1%
     805,384          Bank of America Mortgage
                        Securities, 4.410%,
                        due 03/25/33                                     817,504
     146,195    XX    Bank of America Mortgage
                        Securities, 5.500%,
                        due 11/25/33                                     145,372
     571,000          CS First Boston Mortgage
                        Securities Corp., 4.190%,
                        due 10/25/33                                     570,500
     717,771          Washington Mutual, 5.000%,
                        due 06/25/18                                     730,727
                                                                 ---------------
                                                                       2,264,103
                                                                 ---------------
                      WHOLE LOAN COLLATERALIZED PLANNED
                        AMORTIZATION CLASS: 0.2%
     354,000          Residential Funding Securities
                        Corp., 4.750%, due 02/25/33                      355,799
                                                                 ---------------
                                                                         355,799
                                                                 ---------------
                      Total Collateralized Mortgage
                        Obligations
                        (Cost $7,552,652)                              7,526,667
                                                                 ---------------

OTHER BONDS: 0.1%

                      SOVEREIGN: 0.1%
      88,000   @@,L   Mexico Government Intl. Bond,
                        4.630%, due 10/08/08                              89,320
     137,000    @@    Mexico Government Intl. Bond,
                        6.630%, due 03/03/15                             142,138
                                                                 ---------------
                      Total Other Bonds
                        (Cost $220,572)                                  231,458
                                                                 ---------------
                      Total Long-Term Investments
                        (Cost $177,696,329)                          202,399,830
                                                                 ---------------

SHORT-TERM INVESTMENTS: 6.4%

                      COMMERCIAL PAPER: 6.4%
   2,000,000          Blue Ridge Asset Funding,
                        0.000%, due 01/05/04                           2,000,000
   1,070,000          Ciesco, 0.000%, due 01/26/04                     1,069,190
   1,800,000          Concord Minutemen Cap,
                        1.160%, due 01/13/05                           1,800,007
   1,000,000          Crown Point Capital Co.,
                        0.000%, due 01/07/04                           1,000,000
$  1,500,000          Crown Point Capital Co.,
                        0.000%, due 01/12/04                     $     1,500,000
   2,000,000          Old Line Funding Corp.,
                        0.000%, due 01/06/04                           1,999,760
   2,000,000          Old Line Funding Corp.,
                        0.000%, due 01/07/04                           1,999,700
   1,000,000          St. Germain Holdings, 0.000%,
                        due 01/09/04                                   1,000,000
   1,000,000          Yorktown Capital, 0.000%,
                        due 01/14/04                                   1,000,000
                                                                 ---------------
                                                                      13,368,657
                                                                 ---------------

REPURCHASE AGREEMENT: 3.4%

               REPURCHASE AGREEMENT: 1.6%
   7,062,000   Goldman Sachs Repurchase
                 Agreement dated 12/31/03, 0.990%,
                 due 01/02/04, $7,062,388 to be
                 received upon repurchase
                 (Collateralized by various
                 U.S. Government Agency,
                 0.000%-7.125%, Market Value
                 $7,206,171, due 02/15/04-01/15/30)                    7,062,000
                                                                 ---------------
               Total Short-Term Investments
                 (Cost $20,428,965)                                   20,430,657
                                                                 ---------------
               TOTAL INVESTMENTS IN
                 SECURITIES (COST
                 $198,125,294)*                         106.7%   $   222,830,487
               OTHER ASSETS AND
                 LIABILITIES-NET                         (6.7)       (13,993,265)
                                                        -----    ---------------
               NET ASSETS                               100.0%   $   208,837,222
                                                        =====    ===============

@    Non-income producing security
@@   Foreign Issuer
X Fair value determined by ING Funds Pricing Committee appointed by the Portfolio's Board of Directors.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures.
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Directors.
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
W    When-issued or delayed delivery security
* Cost for federal income tax purposes is $200,974,310. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                     $    22,550,887
               Gross Unrealized Depreciation                            (694,710)
                                                                 ---------------
               Net Unrealized Appreciation                       $    21,856,177
                                                                 ===============

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Income
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 47.4%

                      ADVERTISING: 0.2%
       3,300          Omnicom Group                              $       288,189
                                                                 ---------------
                                                                         288,189
                                                                 ---------------
                      AEROSPACE/DEFENSE: 0.7%
       4,150     L    Boeing Co.                                         174,881
       1,100          General Dynamics Corp.                              99,429
       4,300          Rockwell Collins, Inc.                             129,129
       5,800          United Technologies Corp.                          549,666
                                                                 ---------------
                                                                         953,105
                                                                 ---------------
                      AGRICULTURE: 0.5%
       9,400     L    Altria Group, Inc.                                 511,548
       5,950          Monsanto Co.                                       171,241
         400     L    RJ Reynolds Tobacco
                        Holdings, Inc.                                    23,260
                                                                 ---------------
                                                                         706,049
                                                                 ---------------
                      AIRLINES: 0.1%
       2,325    @,L   Alaska Air Group, Inc.                              63,449
       5,550     @    Frontier Airlines, Inc.                             79,143
                                                                 ---------------
                                                                         142,592
                                                                 ---------------
                      APPAREL: 0.4%
       3,750          Liz Claiborne, Inc.                                132,975
       4,350     L    Nike, Inc.                                         297,801
       3,050     L    Reebok Intl. Ltd.                                  119,926
                                                                 ---------------
                                                                         550,702
                                                                 ---------------
                      AUTO MANUFACTURERS: 0.6%
      24,200     L    Ford Motor Co.                                     387,200
       2,650     L    General Motors Corp.                               141,510
       3,000          Paccar, Inc.                                       255,360
                                                                 ---------------
                                                                         784,070
                                                                 ---------------
                      AUTO PARTS AND EQUIPMENT: 0.1%
      11,750          Delphi Corp.                                       119,968
       5,500     @    Dura Automotive Systems, Inc.                       70,235
                                                                 ---------------
                                                                         190,203
                                                                 ---------------
                      BANKS: 2.5%
      12,600     L    Bank of America Corp.                            1,013,417
       5,450          Bank One Corp.                                     248,466
       9,925          Fremont General Corp.                              167,832
       6,625          Hibernia Corp.                                     155,754
       7,600     L    SouthTrust Corp.                                   248,748
       9,500          US Bancorp                                         282,910
      14,350          Wachovia Corp.                                     668,566
       7,900          Wells Fargo & Co.                                  465,230
       2,250          Zions Bancorporation                               137,993
                                                                 ---------------
                                                                       3,388,916
                                                                 ---------------
                      BEVERAGES: 0.7%
      11,400     L    Coca-Cola Co.                                      578,550
       8,200          PepsiCo, Inc.                                      382,284
                                                                 ---------------
                                                                         960,834
                                                                 ---------------
                      BIOTECHNOLOGY: 0.6%
       1,050    @,L   Alexion Pharmaceuticals, Inc.                       17,871
       5,950     @    Amgen, Inc.                                        367,709
       8,650     @    Applera Corp - Celera
                        Genomics Group                                   120,322
       2,975    @,    Geron Corp.                                         29,661
       6,050    @,L   Intermune, Inc.                            $       140,118
       1,675    @,L   Invitrogen Corp.                                   117,250
                                                                 ---------------
                                                                         792,931
                                                                 ---------------
                      BUILDING MATERIALS: 0.0%
         100          Vulcan Materials Co.                                 4,757
                                                                 ---------------
                                                                           4,757
                                                                 ---------------
                      CHEMICALS: 0.4%
       4,350          Dow Chemical Co.                                   180,830
       3,500     L    Engelhard Corp.                                    104,825
      10,475    @,L   Hercules, Inc.                                     127,795
       1,600     L    Sigma-Aldrich Corp.                                 91,488
                                                                 ---------------
                                                                         504,938
                                                                 ---------------
                      COMMERCIAL SERVICES: 0.8%
      16,550    @,L   Cendant Corp.                                      368,568
       1,800     @    Corporate Executive Board Co.                       84,006
       4,250     L    H&R Block, Inc.                                    235,323
       7,750     @    Paychex, Inc.                                      288,300
       5,175     @    Rent-A-Center, Inc.                                154,629
                                                                 ---------------
                                                                       1,130,826
                                                                 ---------------
                      COMPUTERS: 1.9%
       8,850     @    Apple Computer, Inc.                               189,125
      12,050     @    Dell, Inc.                                         409,218
      33,950    @,L   EMC Corp.                                          438,633
      14,150          Hewlett-Packard Co.                                325,026
       8,000     @    International Business
                        Machines Corp.                                   741,439
       3,000    @,L   Lexmark Intl., Inc.                                235,920
       7,350    @,L   Network Appliance, Inc.                            150,896
       3,425    @,L   PalmOne, Inc.                                       40,244
                                                                 ---------------
                                                                       2,530,501
                                                                 ---------------
                      COSMETICS/PERSONAL CARE: 0.8%
      13,100          Gillette Co.                                       481,163
           0          Kimberly-Clark Corp.                                     0
       6,250          Procter & Gamble Co.                               624,250
                                                                 ---------------
                                                                       1,105,413
                                                                 ---------------
                      DIVERSIFIED FINANCIAL
                        SERVICES: 4.2%
       2,750    @,L   Affiliated Managers Group                          191,373
       6,300          American Express Co.                               303,849
       2,150     L    Bear Stearns Cos., Inc.                            171,893
       4,750     L    Capital One Financial Corp.                        291,128
      24,500          Citigroup, Inc.                                  1,189,229
       3,800     L    Countrywide Financial Corp.                        288,230
       4,050          Doral Financial Corp.                              130,734
       4,700          Fannie Mae                                         352,782
      20,250          JP Morgan Chase & Co.                              743,782
       4,600          Lehman Brothers Holdings, Inc.                     355,212
      10,750          Merrill Lynch & Co., Inc.                          630,487
      11,600          Morgan Stanley                                     671,291
       3,750          New Century Financial Corp.                        148,763
       6,450     @    Providian Financial Corp.                           75,078
                                                                 ---------------
                                                                       5,543,831
                                                                 ---------------
                      ELECTRIC: 1.2%
      14,250     @    AES Corp.                                          134,520
       7,600     L    Centerpoint Energy, Inc.                            73,644
       4,000          Constellation Energy Group, Inc.                   156,640

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Income
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      ELECTRIC (CONTINUED)
       1,550          Dominion Resources, Inc.                   $        98,937
       9,725          DPL, Inc.                                          203,058
       8,450     @    Edison Intl.                                       185,309
       1,100          Entergy Corp.                                       62,843
       5,650          Exelon Corp.                                       374,933
       3,225     L    Great Plains Energy, Inc.                          102,620
       3,600     L    Southern Co.                                       108,900
       7,700     L    TXU Corp.                                          182,644
                                                                 ---------------
                                                                       1,684,048
                                                                 ---------------
                      ELECTRICAL COMPONENTS AND
                        EQUIPMENT: 0.1%
       2,000          Emerson Electric Co.                               129,500
                                                                 ---------------
                                                                         129,500
                                                                 ---------------
                      ELECTRONICS: 0.3%
       2,500     @    Benchmark Electronics, Inc.                         87,025
       2,975    @,L   Fisher Scientific Intl.                            123,076
       5,300     @    Itron, Inc.                                         97,308
      11,400    @,L   Sanmina-SCI Corp.                                  143,754
                                                                 ---------------
                                                                         451,163
                                                                 ---------------
                      ENGINEERING AND
                        CONSTRUCTION: 0.0%
       2,025          Granite Construction, Inc.                          47,567
                                                                 ---------------
                                                                          47,567
                                                                 ---------------
                      ENTERTAINMENT: 0.2%
       5,025     @    Alliance Gaming Corp.                              123,867
       2,125          GTECH Holdings Corp.                               105,166
                                                                 ---------------
                                                                         229,033
                                                                 ---------------
                      FOOD: 0.2%
      11,600          Conagra Foods, Inc.                                306,124
                                                                 ---------------
                                                                         306,124
                                                                 ---------------
                      FOREST PRODUCTS AND PAPER: 0.3%
       4,000          Georgia-Pacific Corp.                              122,680
       8,575    @,L   Louisiana-Pacific Corp.                            153,321
         900     L    Plum Creek Timber Co., Inc.                         27,405
       3,225          Rayonier, Inc.                                     133,870
                                                                 ---------------
                                                                         437,276
                                                                 ---------------
                      GAS: 0.1%
       3,700     L    Oneok, Inc.                                         81,696
                                                                 ---------------
                                                                          81,696
                                                                 ---------------
                      HAND/MACHINE TOOLS: 0.0%
       1,550     L    Snap-On, Inc.                                       49,972
                                                                 ---------------
                                                                          49,972
                                                                 ---------------
                      HEALTHCARE-PRODUCTS: 1.2%
      12,100     @    Boston Scientific Corp.                            444,796
       5,500     @    Guidant Corp.                                      331,100
      13,700          Johnson & Johnson                                  707,742
         300    @,L   Patterson Dental Co.                                19,248
       2,075     @    Respironics, Inc.                                   93,562
       4,300          Ventas, Inc.                                        94,600
                                                                 ---------------
                                                                       1,691,048
                                                                 ---------------
                      HEALTHCARE-SERVICES: 1.1%
       3,200    @,L   Anthem, Inc.                                       240,000
       6,250     @    Humana, Inc.                                       142,813
       1,050     @    Mid Atlantic Medical Services                       68,040
       2,875          Oxford Health Plans                        $       125,063
       3,075    @,L   Pacificare Health Systems                          207,870
       8,050     L    UnitedHealth Group, Inc.                           468,348
       3,000     @    WellPoint Health Networks                          290,970
                                                                 ---------------
                                                                       1,543,104
                                                                 ---------------
                      HOME BUILDERS: 0.1%
         250    @,L   NVR, Inc.                                          116,500
                                                                 ---------------
                                                                         116,500
                                                                 ---------------
                      HOME FURNISHINGS: 0.2%
       1,850          Harman Intl. Industries, Inc.                      136,863
       1,650          Whirlpool Corp.                                    119,873
                                                                 ---------------
                                                                         256,736
                                                                 ---------------
                      HOUSEHOLD PRODUCTS/WARES: 0.2%
       3,100     L    Fortune Brands, Inc.                               221,619
                                                                 ---------------
                                                                         221,619
                                                                 ---------------
                      INSURANCE: 1.7%
       6,300    @@    ACE Ltd.                                           260,946
      12,050          American Intl. Group                               798,673
       3,550          Cigna Corp.                                        204,125
       6,450     L    Fidelity National Financial, Inc.                  250,131
       5,600          First American Corp.                               166,712
       2,575          Landamerica Financial
                        Group, Inc.                                      134,570
       4,350          Lincoln National Corp.                             175,610
       8,850          Prudential Financial, Inc.                         369,665
                                                                 ---------------
                                                                       2,360,432
                                                                 ---------------
                      INTERNET: 0.6%
       7,050     @    Autobytel, Inc.                                     64,014
      13,600    @,L   Earthlink, Inc.                                    136,000
       2,800    @,L   eBay, Inc.                                         180,852
       4,350    @,L   Gric Communications, Inc.                           23,490
       6,875     @    RSA Security, Inc.                                  97,625
       7,150    @,L   Symantec Corp.                                     247,748
      12,225          Verso Technologies Inc                              39,120
                                                                 ---------------
                                                                         788,849
                                                                 ---------------
                      LODGING: 0.1%
       2,400     @    Starwood Hotels & Resorts
                        Worldwide, Inc.                                   86,328
                                                                 ---------------
                                                                          86,328
                                                                 ---------------
                      MACHINERY-CONSTRUCTION AND
                        MINING: 0.1%
       1,650          Caterpillar, Inc.                                  136,983
                                                                 ---------------
                                                                         136,983
                                                                 ---------------
                      MACHINERY-DIVERSIFIED: 0.5%
       1,450          Briggs & Stratton                                   97,730
       2,275          Cummins, Inc.                                      111,339
       5,000          Deere & Co.                                        325,250
       4,350          Rockwell Automation, Inc.                          154,860
       1,100          Tecumseh Products Co.                               53,273
                                                                 ---------------
                                                                         742,452
                                                                 ---------------
                      MEDIA: 1.1%
       9,750    @,L   Comcast Corp.                                      320,483
       4,000          McGraw-Hill Cos., Inc.                             279,680
      19,350    @,L   Time Warner, Inc.                                  348,106
       7,600     L    Viacom, Inc.                                       337,288

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Income
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      MEDIA (CONTINUED)
       9,000          Walt Disney Co.                            $       209,970
                                                                 ---------------
                                                                       1,495,527
                                                                 ---------------
                      METAL FABRICATE/HARDWARE: 0.1%
       3,150          Quanex Corp.                                       145,215
                                                                 ---------------
                                                                         145,215
                                                                 ---------------
                      MINING: 0.2%
       4,650    @,L   Alcoa, Inc.                                        176,700
       2,150     L    Newmont Mining Corp.                               104,512
                                                                 ---------------
                                                                         281,212
                                                                 ---------------
                      MISCELLANEOUS MANUFACTURING: 2.1%
       8,150    @,L   3M Co.                                             692,995
       3,900          Ceradyne Inc                                       132,834
       3,300     L    Danaher Corp.                                      302,775
      47,350          General Electric Co.                             1,466,903
       9,850    @@    Tyco Intl. Ltd.                                    261,025
                                                                 ---------------
                                                                       2,856,532
                                                                 ---------------
                      OIL AND GAS: 2.8%
      10,050          ChevronTexaco Corp.                                868,219
       8,250          ConocoPhillips                                     540,953
       5,050          Devon Energy Corp.                                 289,163
      30,700          Exxon Mobil Corp.                                1,258,699
       3,575     @    Houston Exploration Co.                            130,559
       3,450     @    Newfield Exploration Co.                           153,663
       7,750          Occidental Petroleum Corp.                         327,360
       3,450          Pogo Producing Co.                                 166,635
       1,650          Sunoco, Inc.                                        84,398
                                                                 ---------------
                                                                       3,819,649
                                                                 ---------------
                      PACKAGING AND CONTAINERS: 0.1%
       5,350    @,L   Owens-Illinois, Inc.                                63,612
       2,100     @    Sealed Air Corp.                                   113,694
                                                                 ---------------
                                                                         177,306
                                                                 ---------------
                      PHARMACEUTICALS: 2.0%
       7,450          Abbott Laboratories                                347,170
       5,300          Eli Lilly & Co.                                    372,749
      10,700          Merck & Co., Inc.                                  494,340
       5,075    @,L   NPS Pharmaceuticals, Inc.                          156,006
      36,100     L    Pfizer, Inc.                                     1,275,413
                                                                 ---------------
                                                                       2,645,678
                                                                 ---------------
                      PIPELINES: 0.1%
       2,575          National Fuel Gas Co.                               62,933
      11,900          Williams Cos., Inc.                                116,858
                                                                 ---------------
                                                                         179,791
                                                                 ---------------
                      REAL ESTATE: 3.7%
       4,900          Acadia Realty Trust                                 61,250
       1,300          Alexandria Real Estate
                        Equities, Inc.                                    75,270
       1,900          AMB Property Corp.                                  62,472
       6,200          American Financial Realty Trust                    105,710
       1,100          American Land Lease, Inc.                           21,945
       3,000          Apartment Investment &
                        Management Co.                                   103,500
       4,157          Archstone-Smith Trust                              116,313
       2,100          Arden Realty, Inc.                                  63,714
       2,150          Avalonbay Communities, Inc.                        102,770
       1,600          Bedford Property Investors                          45,808
       2,900          Boston Properties, Inc.                    $       139,751
       1,000          BRE Properties                                      33,400
       1,300          Capital Automotive Reit                             41,600
       2,500          Carramerica Realty Corp.                            74,450
       2,000          CBL & Associates Properties, Inc.                  113,000
       1,200          Centerpoint Properties Trust                        89,880
       5,325          Chelsea Property Group, Inc.                       291,862
       1,500     L    Colonial Properties Trust                           59,400
       2,000          Commercial Net Lease Realty                         35,600
       4,000          Corporate Office Properties
                        Trust Sbi MD                                      84,000
       5,100          Crescent Real Estate EQT Co.                        87,363
       1,400          Developers Diversified
                        Realty Corp.                                      46,998
       6,780          Equity Office Properties Trust                     194,247
         700          Equity One, Inc.                                    11,816
       3,804          Equity Residential                                 112,256
         400          Essex Property Trust, Inc.                          25,688
       2,200          Felcor Lodging Trust, Inc.                          24,376
       7,200          General Growth Properties, Inc.                    199,800
       2,800          Glenborough Realty Trust, Inc.                      55,860
       2,300          Hospitality Properties Trust                        94,944
       5,900    @,L   Host Marriott Corp.                                 72,688
       2,700          Istar Financial, Inc.                              105,030
       2,100          Kilroy Realty Corp.                                 68,775
       4,725          Kimco Realty Corp.                                 211,444
       3,675     L    LNR Property Corp.                                 181,949
       2,500          Mack-Cali Realty Corp.                             104,050
       2,100          Meristar Hospitality Corp.                          13,671
       2,800          National Health Investors, Inc.                     69,664
       3,800          New Plan Excel Realty Trust                         93,746
       2,000          Newcastle Investment Corp.                          54,200
       1,200          Pan Pacific Retail Properties, Inc.                 57,180
       1,700          Pennsylvania Real Estate
                        Investment Trust                                  61,710
       3,900          Prologis                                           125,151
       2,800          PS Business Parks, Inc.                            115,528
       1,000          Public Storage, Inc.                                43,390
       1,100          Ramco-Gershenson Properties                         31,130
       2,900          Reckson Associates Realty Corp.                     70,470
       4,700     L    Regency Centers Corp.                              187,295
       1,900     L    Rouse Co.                                           89,300
       4,900     L    Simon Property Group, Inc.                         227,066
       1,200          SL Green Realty Corp.                               49,260
       1,500          Sovran Self Storage, Inc.                           55,725
       1,050          Sun Communities, Inc.                               40,635
       3,600          United Dominion Realty
                        Trust, Inc.                                       69,120
       3,500          Vornado Realty Trust                               191,625
                                                                 ---------------
                                                                       4,964,845
                                                                 ---------------
                      RETAIL: 3.9%
       5,850     @    Bed Bath & Beyond, Inc.                            253,598
       5,550          Best Buy Co., Inc.                                 289,932
       8,700     @    Costco Wholesale Corp.                             323,466
       3,850          Federated Department Stores                        181,451
      14,700          Gap, Inc.                                          341,187
      20,200          Home Depot, Inc.                                   716,897
         550    @,L   Krispy Kreme Doughnuts, Inc.                        20,130
       3,750          Lowe's Cos., Inc.                                  207,713
      16,000          McDonald's Corp.                                   397,280
       3,650          RadioShack Corp.                                   111,982
       9,400     @    Staples, Inc.                                      256,620
       7,750    @,L   Starbucks Corp.                                    256,215

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Income
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                      RETAIL (CONTINUED)
       2,525     L    United Auto Group, Inc.                    $        79,033
      20,400          Wal-Mart Stores, Inc.                            1,082,219
      13,350     L    Walgreen Co.                                       485,672
       2,550          Wendy's Intl., Inc.                                100,062
                                                                 ---------------
                                                                       5,103,457
                                                                 ---------------
                      SAVINGS AND LOANS: 0.3%
       7,550          Bankatlantic BanCorp., Inc.                        143,450
       2,450     @    Firstfed Financial Corp.                           106,575
       7,650          Flagstar Bancorp, Inc.                             163,863
                                                                 ---------------
                                                                         413,888
                                                                 ---------------
                      SEMICONDUCTORS: 2.5%
       1,650    @,L   Advanced Micro Devices, Inc.                        24,585
       8,500     @    Altera Corp.                                       192,950
      21,700     @    Applied Materials, Inc.                            487,164
      32,375     @    Applied Micro Circuits Corp.                       193,603
      19,150     @    Cirrus Logic, Inc.                                 146,881
      48,150          Intel Corp.                                      1,550,429
      17,300    @,L   LSI Logic Corp.                                    153,451
       6,250     L    Maxim Integrated Products                          311,250
       7,650     @    Mindspeed Technologies, Inc.                        52,403
      11,800     @    Silicon Image, Inc.                                 85,314
       8,650          Texas Instruments, Inc.                            254,137
                                                                 ---------------
                                                                       3,452,167
                                                                 ---------------
                      SOFTWARE: 2.5%
       5,200          Adobe Systems, Inc.                                204,360
       3,150          Autodesk, Inc.                                      77,427
       1,550     @    Avid Technology, Inc.                               74,400
       8,075    @,L   BMC Software, Inc.                                 150,599
       4,100     @    Citrix Systems, Inc.                                86,961
      11,400     L    Computer Associates Intl., Inc.                    311,676
       1,225     @    D&B Corp.                                           62,120
           0          First Data Corp.                                         0
       5,800     L    IMS Health, Inc.                                   144,188
      51,000     L    Microsoft Corp.                                  1,404,539
      24,300     @    Oracle Corp.                                       320,759
      10,050    @,L   Scansoft, Inc.                                      53,466
      10,850     @    Siebel Systems, Inc.                               150,490
       8,300    @,L   Veritas Software Corp.                             308,428
                                                                 ---------------
                                                                       3,349,413
                                                                 ---------------
                      TELECOMMUNICATIONS: 2.8%
      10,100     @    Avaya, Inc.                                        130,694
      21,050          Bellsouth Corp.                                    595,714
      53,300     @    Cisco Systems, Inc.                              1,294,656
       3,850    @,L   Comverse Technology, Inc.                           67,722
      10,650          Motorola, Inc.                                     149,846
      16,000    @,L   Nextel Communications, Inc.                        448,960
       2,625    @,L   PTEK Holdings, Inc.                                 23,126
       3,650          Qualcomm, Inc.                                     196,845
       3,925    @,    Safenet, Inc.                                      120,772
       3,550          Scientific-Atlanta, Inc.                            96,915
       5,925    @,    Tellabs, Inc.                                       49,948
      13,100          Verizon Communications, Inc.                       459,548
      20,050     @    Zhone Technologies, Inc.                            99,047
                                                                 ---------------
                                                                       3,733,793
                                                                 ---------------
                      TOYS/GAMES/HOBBIES: 0.2%
       4,650          Hasbro, Inc.                                        98,952
      10,650          Mattel, Inc.                                       205,226
                                                                 ---------------
                                                                         304,178
                                                                 ---------------
                      TRANSPORTATION: 0.3%
       7,050     @    OMI Corp.                                  $        62,957
       5,500          United Parcel Service, Inc.                        410,025
                                                                 ---------------
                                                                         472,982
                                                                 ---------------
                      Total Common Stock
                        (Cost $53,340,857)                            64,333,920
                                                                 ---------------
PREFERRED STOCK: 0.4%

                      BANKS: 0.2%
          32   XX,#   DG Funding Trust                                   347,200
                                                                 ---------------
                                                                         347,200
                                                                 ---------------
                      OIL AND GAS: 0.2%
       9,040    @@    Nexen, Inc.                                        236,396
                                                                 ---------------
                                                                         236,396
                                                                 ---------------
                      Total Preferred Stock
                        (Cost $573,967)                                  583,596
                                                                 ---------------

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS: 10.6%

                      AIRLINES: 0.3%
$    166,000     L    American Airlines, Inc.,
                        7.020%, due 10/15/09                             165,785
      75,841          Continental Airlines, Inc.,
                        6.900%, due 07/02/19                              74,908
      45,134     L    Continental Airlines, Inc.,
                        6.550%, due 08/02/20                              44,635
     164,176          US Airways Pass Through Trust,
                        6.850%, due 01/30/18                             157,187
                                                                 ---------------
                                                                         442,515
                                                                 ---------------
                      AUTO MANUFACTURERS: 0.4%
      56,000          Ford Motor Co.,
                        6.630%, due 10/01/28                              51,663
     221,000          Ford Motor Co.,
                        6.380%, due 02/01/29                             197,738
     289,000     L    General Motors Corp.,
                        8.380%, due 07/15/33                             336,483
                                                                 ---------------
                                                                         585,884
                                                                 ---------------
                      BANKS: 2.3%
     168,000   #,@@   Banco Bradesco SA,
                        8.750%, due 10/24/13                             176,400
     110,000          Bank of America Corp.,
                        6.380%, due 02/15/08                             121,987
     146,000     #    Bank of New York Institutional
                        Capital Trust A,
                      7.780%, due 12/01/26                               161,171
      21,000     #    BankAmerica Institutional,
                        Class B,
                        7.700%, due 12/31/26                              23,573
      60,000          BankBoston Capital Trust III,
                        1.920%, due 06/15/27                              57,462
      16,000          BankBoston Corp.,
                        1.780%, due 06/08/28                              14,992
      15,000          Barnett Capital I,
                        8.060%, due 12/01/26                              17,173

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Income
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
                      BANKS (CONTINUED)
$     26,000          Barnett Capital II,
                        7.950%, due 12/01/26                     $        29,602
      48,000          Chase Capital VI,
                        1.790%, due 08/01/28                              45,369
      94,000     #    Corestates Capital Trust II,
                        1.800%, due 01/15/27                              89,030
     447,000     #    Dresdner Funding Trust I,
                        8.150%, due 06/30/31                             511,752
      15,000          FBS Capital I,
                        8.090%, due 11/15/26                              17,223
      78,000          First Union Institutional Capital II,
                        7.850%, due 01/01/27                              88,423
     232,000   #,@@   HBOS PLC,
                        5.380%, due 11/29/49                             232,471
      40,000    @@    Hongkong & Shanghai
                        Banking Corp. Ltd.,
                        1.310%, due 07/29/49                              32,687
      50,000    @@    HSBC Bank PLC,
                      1.350%, due 06/29/49                                40,270
     186,000    @@    HSBC Holdings PLC,
                        7.500%, due 07/15/09                             217,731
     153,000    @@    HSBC Holdings PLC,
                        5.250%, due 12/12/12                             156,959
     116,000          M & T Bank Corp.,
                        3.850%, due 04/01/13                             115,345
      70,000          Mellon Capital I,
                        7.720%, due 12/01/26                              78,721
      80,000    @@    National Westminster Bank PLC,
                        1.310%, due 11/29/49                              66,500
      14,000          Nationsbank Cap Trust III,
                        1.700%, due 01/15/27                              13,202
     147,000   #,@@   Rabobank Capital Funding II,
                        5.260%, due 12/29/49                             147,544
      84,000     L    RBS Capital Trust I,
                        4.710%, due 12/29/49                              80,498
      50,000    @@    Societe Generale,
                        1.310%, due 11/29/49                              40,574
      90,000    @@    Standard Chartered PLC,
                        1.280%, due 01/29/49                              68,311
      30,000    @@    Standard Chartered PLC,
                        1.250%, due 07/29/49                              21,910
     280,000    @@    Standard Chartered PLC,
                        1.500%, due 11/29/49                             209,882
     210,000    @@    Standard Chartered PLC,
                        1.400%, due 12/29/49                             157,761
      43,000          Wachovia Capital Trust II,
                        1.650%, due 01/15/27                              40,690
     140,000          Wells Fargo & Co.,
                        3.120%, due 08/15/08                             138,450
                                                                 ---------------
                                                                       3,213,663
                                                                 ---------------
                      BEVERAGES: 0.2%
      57,000  #,@@,L  Coca-Cola HBC Finance BV,
                        5.130%, due 09/17/13                              57,255
     183,000     #    Miller Brewing Co.,
                        4.250%, due 08/15/08                             185,633
                                                                 ---------------
                                                                         242,888
                                                                 ---------------
                      CHEMICALS: 0.0%
      41,000     L    Dow Chemical Co.,
                        5.750%, due 11/15/09                              43,951
                                                                 ---------------
                                                                          43,951
                                                                 ---------------
                      DIVERSIFIED FINANCIAL
                        SERVICES: 1.8%
$    164,000          Boeing Capital Corp.,
                        7.380%, due 09/27/10                     $       188,766
     236,000   #,@@   Brazilian Merchant Voucher
                        Receivables Ltd.,
                        5.910%, due 06/15/11                             231,280
      30,000          CitiCorp Capital I,
                        7.930%, due 02/15/27                              34,697
      26,000          Citigroup Capital II,
                        7.750%, due 12/01/36                              29,408
     368,000     #    Corestates Capital Trust I,
                        8.000%, due 12/15/26                             418,819
     188,000          Countrywide Home Loans, Inc.,
                        4.250%, due 12/19/07                             194,067
     164,000     #    Farmers Exchange Capital,
                        7.050%, due 07/15/28                             153,930
      94,000          Ford Motor Credit Co,
                        7.380%, due 02/01/11                             102,596
      60,000     L    Ford Motor Credit Co.,
                        5.630%, due 10/01/08                              61,659
     133,000     L    Lehman Brothers Holdings, Inc.,
                        3.500%, due 08/07/08                             132,307
     276,000   XX,#   Mangrove Bay
                        Pass-Through Trust,
                        6.100%, due 07/15/33                             272,064
     156,000          MassMutual Global Funding II,
                        2.550%, due 07/15/08                             149,357
     133,000     #    OneAmerica Financial
                        Partners, Inc.,
                        7.000%, due 10/15/33                             132,070
     135,000   #,@@   PF Export Receivables
                        Master Trust,
                        3.750%, due 06/01/13                             131,669
     123,382   #,@@   PF Export Receivables
                        Master Trust,
                        6.440%, due 06/01/15                             125,860
      95,000          Takefuji Corp,
                        9.200%, due 04/15/11                             105,409
                                                                 ---------------
                                                                       2,463,958
                                                                 ---------------
                      ELECTRIC: 0.9%
     202,000     #    Consumers Energy Co.,
                        4.800%, due 02/17/09                             206,711
     240,000          Firstenergy Corp.,
                        7.380%, due 11/15/31                             246,395
      77,000          Nisource Finance Corp.,
                        7.630%, due 11/15/05                              84,159
     172,000     #    Ohio Edison Co.,
                        4.000%, due 05/01/08                             168,374
     251,000          Ohio Power Co.,
                        6.380%, due 07/15/33                             251,813
     120,000          Oncor Electric Delivery Co.,
                        6.380%, due 01/15/15                             130,717
      38,000     #    Power Contract Financing LLC,
                        5.200%, due 02/01/06                              38,590
      39,000    #,L   Power Contract Financing LLC,
                        6.260%, due 02/01/10                              41,182
                                                                 ---------------
                                                                       1,167,941
                                                                 ---------------
                      FOOD: 0.6%
      82,000          Kroger Co.,
                        7.250%, due 06/01/09                              93,521
      63,000          Kroger Co.,
                        5.500%, due 02/01/13                              64,191

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Income
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
                      FOOD (CONTINUED)
$    154,000          Safeway, Inc.,
                        4.800%, due 07/16/07                     $       159,971
     224,000     L    Supervalu, Inc.,
                        7.880%, due 08/01/09                             261,583
     210,000          Tyson Foods, Inc.,
                        7.250%, due 10/01/06                             230,269
                                                                 ---------------
                                                                         809,535
                                                                 ---------------
                      FOREST PRODUCTS AND PAPER: 0.1%
     142,000          Weyerhaeuser Co.,
                        7.380%, due 03/15/32                             154,877
                                                                 ---------------
                                                                         154,877
                                                                 ---------------
                      INSURANCE: 0.4%
     183,000     #    Farmers Insurance Exchange,
                        8.630%, due 05/01/24                             191,795
     126,000     #    Monumental Global Funding II,
                        3.850%, due 03/03/08                             127,248
     210,000    #,L   Zurich Capital Trust I,
                        8.380%, due 06/01/37                             241,880
                                                                 ---------------
                                                                         560,923
                                                                 ---------------
                      MEDIA: 0.4%
      64,000     L    AOL Time Warner, Inc.,
                        6.880%, due 05/01/12                              72,159
      98,000          Comcast Cable Communications,
                        7.130%, due 06/15/13                             111,828
     219,000          Comcast Corp.,
                        5.300%, due 01/15/14                             218,777
      86,000          Time Warner, Inc.,
                        6.950%, due 01/15/28                              92,181
                                                                 ---------------
                                                                         494,945
                                                                 ---------------
                      MINING: 0.1%
     114,000   @@,L   Corp Nacional del Cobre de
                        Chile - CODELCO,
                        5.500%, due 10/15/13                             115,947
                                                                 ---------------
                                                                         115,947
                                                                 ---------------
                      MISCELLANEOUS MANUFACTURING: 0.2%
     220,000     L    General Electric Co.,
                        5.000%, due 02/01/13                             222,897
                                                                 ---------------
                                                                         222,897
                                                                 ---------------
                      MULTI-NATIONAL: 0.3%
     174,000    @@    Corp Andina de Fomento CAF,
                        6.880%, due 03/15/12                             193,432
     185,000    @@    Corp Andina de Fomento CAF,
                        5.200%, due 05/21/13                             184,540
                                                                 ---------------
                                                                         377,972
                                                                 ---------------
                      OIL AND GAS: 0.5%
     182,000          Enterprise Products Partners LP,
                        6.880%, due 03/01/33                             182,434
     234,000          Pemex Project Funding
                        Master Trust,
                        7.380%, due 12/15/14                             250,965
      89,000          Valero Energy Corp.,
                        6.130%, due 04/15/07                              96,695
      97,000          Valero Energy Corp.,
                        8.750%, due 06/15/30                             121,405
                                                                 ---------------
                                                                         651,499
                                                                 ---------------
                      PACKAGING AND CONTAINERS: 0.3%
$    197,000     #    Sealed Air Corp.,
                        6.950%, due 05/15/09                     $       221,652
     160,000    #,L   Sealed Air Corp.,
                        5.630%, due 07/15/13                             164,027
                                                                 ---------------
                                                                         385,679
                                                                 ---------------
                      REAL ESTATE: 0.6%
     172,000          EOP Operating LP,
                        7.750%, due 11/15/07                             197,342
     203,000          Liberty Property LP,
                        7.750%, due 04/15/09                             237,397
      44,000          Liberty Property Trust,
                        6.380%, due 08/15/12                              47,434
     217,000          Simon Property Group LP,
                        7.380%, due 01/20/06                             238,420
      90,000          Simon Property Group LP,
                        4.880%, due 03/18/10                              91,858
                                                                 ---------------
                                                                         812,451
                                                                 ---------------
                      SAVINGS AND LOANS: 0.1%
     187,000          Washington Mutual, Inc.,
                        4.380%, due 01/15/08                             192,419
                                                                 ---------------
                                                                         192,419
                                                                 ---------------
                      TELECOMMUNICATIONS: 1.1%
     385,000     L    AT&T Corp.,
                        8.050%, due 11/15/11                             443,919
     161,000     L    AT&T Wireless Services, Inc.,
                        8.130%, due 05/01/12                             189,682
     173,000     L    Sprint Capital Corp.,
                        6.000%, due 01/15/07                             184,926
     213,000          Sprint Capital Corp.,
                        6.880%, due 11/15/28                             208,583
     259,000          Verizon Florida, Inc.,
                        6.130%, due 01/15/13                             277,756
     167,000     L    Verizon Virginia, Inc.,
                        4.630%, due 03/15/13                             161,308
                                                                 ---------------
                                                                       1,466,174
                                                                 ---------------
                      Total Corporate Bonds
                        (Cost $14,002,142)                            14,406,118
                                                                 ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 21.6%

                      FEDERAL HOME LOAN BANK: 0.7%
     975,000     L    2.500%, due 12/15/05                               986,589
                                                                 ---------------
                                                                         986,589
                                                                 ---------------
                      FEDERAL HOME LOAN MORTGAGE
                        CORPORATION: 4.8%
     610,000     L    2.880%, due 09/15/05                               621,411
     630,000          5.880%, due 03/21/11                               683,881
     434,000          6.000%, due 01/15/28                               455,398
     137,131          6.000%, due 06/01/28                               142,070
     869,030          7.000%, due 11/01/31                               919,745
   2,431,000     W    6.500%, due 01/15/34                             2,546,473
   1,103,000          4.500%, due 10/15/12                             1,116,271
                                                                 ---------------
                                                                       6,485,249
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Income
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
                      FEDERAL NATIONAL
                        MORTGAGE ASSOCIATION: 14.5%
$    650,000     L    2.380%, due 04/13/06                       $       650,068
   1,260,000     L    4.380%, due 10/15/06                             1,324,421
   1,225,000     L    5.250%, due 04/15/07                             1,319,550
     640,000          3.500%, due 01/28/08                               640,582
     625,000     L    4.000%, due 09/02/08                               633,611
     655,000     L    4.380%, due 03/15/13                               644,496
     848,012          6.000%, due 08/01/16                               890,699
   1,805,000     W    5.000%, due 01/01/17                             1,841,100
     532,871          5.500%, due 02/01/18                               552,985
     230,000     W    4.500%, due 01/15/19                               230,288
      25,748          7.500%, due 11/01/30                                27,524
     272,647          7.000%, due 02/01/31                               288,771
     119,182          7.500%, due 09/01/31                               127,393
   1,037,744          7.000%, due 10/01/32                             1,099,112
   2,245,000     W    5.500%, due 01/01/33                             2,274,466
   2,516,000     W    5.000%, due 01/15/34                             2,490,055
   3,340,000     W    6.000%, due 01/15/34                             3,452,726
      36,376          5.500%, due 01/01/18                                37,747
   1,051,311          6.500%, due 07/01/29                             1,099,982
                                                                 ---------------
                                                                      19,625,576
                                                                 ---------------
                      GOVERNMENT NATIONAL MORTGAGE
                        ASSOCIATION: 1.6%
     498,934          7.500%, due 12/15/23                               539,139
     115,082          8.000%, due 07/15/24                               125,916
      89,204          7.000%, due 02/15/28                                95,252
     169,816          6.500%, due 01/15/29                               179,277
     120,164          6.500%, due 10/15/31                               126,791
     316,592          6.500%, due 01/15/32                               333,879
      84,468          7.000%, due 01/15/28                                90,195
     370,742          7.000%, due 02/15/28                               395,879
     257,212          7.000%, due 02/15/28                               274,652
                                                                 ---------------
                                                                       2,160,980
                                                                 ---------------
                      Total U.S. Government
                        Agency Obligations
                        (Cost $28,949,499)                            29,258,394
                                                                 ---------------

U.S. TREASURY OBLIGATIONS: 10.7%

                      U.S. TREASURY BONDS: 1.9%
   1,125,000     L    6.250%, due 08/15/23                             1,282,633
   1,293,000     L    5.380%, due 02/15/31                             1,348,812
                                                                 ---------------
                                                                       2,631,445
                                                                 ---------------
                      U.S. TREASURY NOTES: 8.8%
   6,815,000     L    2.250%, due 07/31/04                             6,864,253
     576,000     L    1.880%, due 11/30/05                               577,260
     577,000          1.880%, due 12/31/05                               577,564
     785,000     L    2.630%, due 11/15/06                               792,176
   1,449,000     L    3.380%, due 12/15/08                             1,459,302
   1,545,000     L    4.250%, due 11/15/13                             1,543,793
                                                                 ---------------
                                                                      11,814,348
                                                                 ---------------
                      Total U.S. Treasury Obligations
                        (Cost $14,398,704)                            14,445,793
                                                                 ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.6%

                      AUTOMOBILE ASSET BACKED
                        SECURITIES: 0.2%
     325,000          USAA Auto Owner Trust,
                        2.040%, due 02/16/10                             321,259
                                                                 ---------------
                                                                         321,259
                                                                 ---------------
                      COMMERCIAL MORTGAGE BACKED
                        SECURITIES: 2.8%
$    975,000          CS First Boston Mortgage
                        Securities Corp.,
                        3.860%, due 03/15/36                     $       980,656
      82,000          CS First Boston Mortgage
                        Securities Corp.,
                        7.810%, due 04/14/62                              96,718
     460,000          DLJ Commercial Mortgage Corp.,
                        6.240%, due 11/12/31                             508,595
   1,090,000          DLJ Commercial Mortgage Corp.,
                        7.300%, due 06/10/32                           1,262,187
     204,000          GE Capital Commercial
                        Mortgage Corp.,
                        5.990%, due 12/10/35                             222,879
     165,000          GMAC Commercial Mortgage
                        Securities, Inc.,
                        6.700%, due 04/15/34                             186,750
     125,000     L    JP Morgan Chase Commercial
                        Mortgage Securities Corp.,
                        5.160%, due 10/12/37                             128,711
     370,000     L    Wachovia Bank Commercial
                        Mortgage Trust,
                        3.990%, due 06/15/35                             348,613
                                                                 ---------------
                                                                       3,735,109
                                                                 ---------------
                      CREDIT CARD ASSET BACKED
                        SECURITIES: 1.2%
     115,000          Bank One Issuance Trust,
                        4.540%, due 09/15/10                             117,634
     115,000          Capital One Master Trust,
                        4.900%, due 03/15/10                             121,457
     855,000     L    Chemical Master Credit
                        Card Trust 1,
                        7.090%, due 02/15/09                             935,791
     390,000          Citibank Credit Card
                        Issuance Trust,
                        5.650%, due 06/16/08                             419,096
                                                                 ---------------
                                                                       1,593,978
                                                                 ---------------
                      WHOLE LOAN COLLATERALLIZED
                        MORTGAGE: 2.1%
   1,085,269          Bank of America Mortgage
                        Securities,
                        4.410%, due 03/25/33                           1,101,602
     160,118    XX    Bank of America Mortgage
                        Securities,
                        5.500%, due 11/25/33                             159,217
     629,000          CS First Boston Mortgage
                        Securities Corp.,
                        4.190%, due 10/25/33                             628,449
     954,399          Washington Mutual,
                        5.000%, due 06/25/18                             971,626
                                                                 ---------------
                                                                       2,860,894
                                                                 ---------------
                      WHOLE LOAN COLLATERALLIZED PLANNED
                        AMORTIZATION CLASS: 0.3%
     390,000          Residential Funding
                        Securities Corp.,
                        4.750%, due 02/25/33                             391,982
                                                                 ---------------
                                                                         391,982
                                                                 ---------------
                      Total Collateralized
                        Mortgage Obligations
                        (Cost $8,929,433)                              8,903,222
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
VP Strategic
Allocation Income
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
OTHER BONDS: 0.2%

                      SOVEREIGN: 0.2%
$    101,000   @@,L   Mexico Government Intl. Bond,
                        4.630%, due 10/08/08                     $       102,515
     158,000    @@    Mexico Government Intl. Bond,
                        6.630%, due 03/03/15                             163,925
                                                                 ---------------
                      Total Other Bonds
                        (Cost $253,904)                                  266,440
                                                                 ---------------
                      Total Long-Term Investments
                        (Cost $120,448,506)                          132,197,483
                                                                 ---------------

SHORT-TERM INVESTMENTS: 9.5%

                      COMMERCIAL PAPER: 9.5%
   1,300,000          Blue Ridge Asset Funding,
                        0.000%, due 01/05/04                           1,300,000
     500,000          Blue Ridge Asset Funding,
                        0.000%, due 01/07/04                             500,000
   1,259,000          Blue Ridge Asset Funding,
                        0.000%, due 01/09/04                           1,259,000
   1,100,000          Concord Minutemen Cap,
                        1.160%, due 01/13/05                           1,100,004
   1,300,000          Crown Point Capital Co.,
                        0.000%, due 01/07/04                           1,300,000
   1,000,000          Crown Point Capital Co.,
                        0.000%, due 01/12/04                           1,000,000
     881,000          Edison Asset Securitization LLC,
                        0.000%, due 01/08/04                             881,000
   1,300,000          Old Line Funding Corp.,
                        0.000%, due 01/06/04                           1,299,844
   1,300,000          Old Line Funding Corp.,
                        0.000%, due 01/07/04                           1,299,805
     809,000          Thunder Bay,
                        1.110%, due 01/13/04                             809,000
   1,300,000          Thunder Bay,
                        0.000%, due 01/14/04                           1,300,000
     900,000          Yorktown Capital,
                        0.000%, due 01/14/04                             900,000
                                                                 ---------------
                                                                      12,948,653
                                                                 ---------------

REPURCHASE AGREEMENT: 3.3%

               REPURCHASE AGREEMENT: 3.3%
$  4,449,000   Goldman Sachs Repurchase
                 Agreement dated 12/31/03,
                 0.990%, due 01/02/04,
                 $4,449,245 to be received
                 upon repurchase
                 (Collateralized by various U.S.
                 Government Agency,
                 0.000%-7.325%, Market
                 Value $4,539,423, due
                 02/15/05-12/24/18)                              $     4,449,000
                                                                 ---------------
               Total Short-Term Investments
                 (Cost $17,395,093)                                   17,397,653
                                                                 ---------------
               TOTAL INVESTMENTS IN
                 SECURITIES (COST
                 $137,843,599)*                         110.3%   $   149,595,136
               OTHER ASSETS AND
                 LIABILITIES-NET                        (10.3)       (13,967,034)
                                                        -----    ---------------
               NET ASSETS                               100.0%   $   135,628,102
                                                        =====    ===============

@    Non-income producing security
@@   Foreign Issuer
X Fair value determined by ING Funds Pricing Committee appointed by the Portfolio's Board of Directors.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Directors.
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
W    When-issued or delayed delivery security.

* Cost for federal income tax purposes $139,458,448. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                     $    10,569,086
               Gross Unrealized Depreciation                            (432,398)
                                                                 ---------------
               Net Unrealized Appreciation                       $    10,136,688
                                                                 ===============

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)

Dividends paid during the year ended December 31, 2003 were as follows:

FUND NAME                             TYPE   PER SHARE AMOUNT
---------                             ----   ----------------
VP Index Plus LargeCap
    Class R                           NII       $  0.1289
    Class S                           NII       $  0.1225

VP Index Plus MidCap
    Class R                           NII       $  0.0579
    Class S                           NII       $  0.0444

VP Index Plus SmallCap
    Class R                           NII       $  0.0223
    Class S                           NII       $  0.0118

VP Strategic Allocation Growth
    Class R                           NII       $  0.1085

VP Strategic Allocation Balanced
    Class R                           NII       $  0.1784

VP Strategic Allocation Income
    Class R                           NII       $  0.2761

----------
NII -- Net investment income

Of the ordinary distributions made during the fiscal period ended December 31, 2003, the following percentage qualify for the dividends received deduction available to corporate shareholders:

VP Index Plus LargeCap                100.00%
VP Index Plus MidCap                  100.00%
VP Index Plus SmallCap                 98.57%
VP Strategic Allocation Growth         99.85%
VP Strategic Allocation Balanced       62.59%
VP Strategic Allocation Income         31.81%

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) and Internal Revenue Service (tax) purposes.

Shareholder are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099 DIV regarding the federal tax status of the dividends and distributions received by them in the calendar year.

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Series are managed under the direction of the Series' Board of Directors. Information pertaining to the Directors and Officers of the Series is set forth below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                               TERM OF                                    NUMBER OF
                                             OFFICE AND            PRINCIPAL            PORTFOLIOS IN             OTHER
                               POSITION(S)   LENGTH OF           OCCUPATION(S)          FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS            HELD WITH       TIME              DURING THE               OVERSEEN              HELD BY
          AND AGE               COMPANIES     SERVED(1)         PAST FIVE YEARS          BY DIRECTOR            DIRECTOR
       -------------           -----------   ----------         ---------------         -------------         -------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince, Jr.         Director     June         Director, Business and             54                    --
7337 E. Doubletree Ranch Rd.                 1998 -       Economic Research Center,
Scottsdale, AZ 85258                         Present      1999 to present, and
Born: 1941                                                Professor of Economics and
                                                          Finance, Middle Tennessee
                                                          State University, 1991 to
                                                          present.

Maria T. Fighetti               Director     April        Formerly, Associate                54                    --
7337 E. Doubletree Ranch Rd.                 1994 -       Commissioner for Contract
Scottsdale, AZ 85258                         Present      Management, Health
Born: 1943                                                Services, New York City
                                                          Department of Mental
                                                          Health, Mental Retardation
                                                          and Alcohol Services, 1996
                                                          to October 2002.

Sidney Koch                     Director     April        Financial Adviser, self-           54                    --
7337 E. Doubletree Ranch Rd.                 1994 -       employed, January 1993 to
Scottsdale, AZ 85258                         Present      present.
Born: 1935

Corine T. Norgaard              Director     June         Dean of the Barney School          54                    --
7337 E. Doubletree Ranch Rd.                 1991 -       of Business, University of
Scottsdale, AZ 85258                         Present      Hartford (West Hartford,
Born: 1937                                                CT), August 1996 to
                                                          present.

Edward T. O'Dell                Director     June         Formerly, Partner/ Chairman        54                    --
7337 E. Doubletree Ranch Rd.                 2002 -       of Financial Service Group,
Scottsdale, AZ 85258                         Present      Goodwin Proctor LLP
Born: 1935                                                (January 1970 to September
                                                          2000); Chairman, Committee
                                                          I -- International Bar
                                                          Association (1995 to 1999).

Joseph E. Obermeyer(2)          Director     January,     President, Obermeyer &             54                    --
7337 E. Doubletree Ranch Rd.                 2003 -       Associates, Inc. (November
Scottsdale, AZ 85258                         Present      1999 to present) and Senior
Born: 1957                                                Manager, Arthur Anderson
                                                          LLP (1995 to October 1999).


                                               TERM OF                                    NUMBER OF
                                             OFFICE AND            PRINCIPAL            PORTFOLIOS IN             OTHER
                               POSITION(S)   LENGTH OF           OCCUPATION(S)          FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS            HELD WITH       TIME              DURING THE               OVERSEEN              HELD BY
          AND AGE               COMPANIES     SERVED(1)         PAST FIVE YEARS          BY DIRECTOR            DIRECTOR
       -------------           -----------   ----------         ---------------         -------------         -------------
INTERESTED DIRECTORS:

J. Scott Fox(3)                 Director     December     Chief Executive Officer            54         Mr. Fox seves as Director
7337 E. Doubletree Ranch Rd.                 1997 -       (July 2001 to present),                       of the Board of IPC
Scottsdale, AZ 85258                         Present      President (April 2001 to                      Financial Network, Inc.
Born: 1955                                                present), Director, Chief
                                                          Operating Officer (April
                                                          1994 to present), Chief
                                                          Financial Officer (April
                                                          1994 to July 2001),
                                                          Managing Director (April
                                                          1994 to April 2001), Aeltus
                                                          Investment Management,
                                                          Inc.; Executive Vice
                                                          President (April 2001 to
                                                          present), Director, Chief
                                                          Operating Officer (February
                                                          1995 to present), Chief
                                                          Financial Officer, Managing
                                                          Director (February 1995 to
                                                          April 2001).

                                               TERM OF                                    NUMBER OF
                                             OFFICE AND            PRINCIPAL            PORTFOLIOS IN             OTHER
                               POSITION(S)   LENGTH OF           OCCUPATION(S)          FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS            HELD WITH       TIME              DURING THE               OVERSEEN              HELD BY
          AND AGE               COMPANIES     SERVED(1)         PAST FIVE YEARS          BY DIRECTOR            DIRECTOR
       -------------           -----------   ----------         ---------------         -------------         -------------
Thomas J. McInerney(4)          Director     February     Chief Executive Officer,           170        Director, Hemisphere,
7337 E. Doubletree Ranch Rd.                 2001 -       ING U.S. Financial Services                   Inc. (May 2003 -
Scottsdale, AZ 85258                         Present      (September 2001 to                            present). Trustee, ING
Born: 1956                                                present); General Manager                     Invesors Trust (February
                                                          and Chief Executive                           2002 - present);
                                                          Officer, ING U.S. Worksite                    Director, Equitable Life
                                                          Financial Services December                   Insurance Co., Golden
                                                          2000 to present); Member,                     American Life Insurance
                                                          ING Americas Executive                        Co., Life Insurance
                                                          Committee (2001 to                            Company of Georgia,
                                                          present); President, Chief                    Midwestern United Life
                                                          Executive Officer and                         Insurance Co., ReliaStar
                                                          Director of Northern Life                     Life Insurance Co.,
                                                          Insurance Company (2001 to                    Security Life of Denver,
                                                          present), ING Aeltus                          Security Connecticut Life
                                                          Holding Company, Inc. (2000                   Insurance Co., Southland
                                                          to present), ING Retail                       Life Insurance Co., USG
                                                          Holding Company (1998 to                      Annuity and Life Company,
                                                          present). Formerly, ING                       and United Life and
                                                          Life Insurance and Annuity                    Annuity Insurance Co. Inc
                                                          Company (1997 to November                     (March 2001 - Present);
                                                          2002); ING Retirement                         Trustee, Ameribest Life
                                                          Holdings, Inc. (1997 to                       Insurance Co., (2001 -
                                                          March 2003). General                          2003); Trustee, First
                                                          Manager and Chief Executive                   Columbine Life Insurance
                                                          Officer, ING Worksite                         Co., (2001 - 2002);
                                                          Division (December 2000 to                    Member of the Board,
                                                          October 2001), President,                     National Commission on
                                                          ING-SCI, Inc. (August 1997                    Retirement Policy,
                                                          to December 2000);                            Governor's Council on
                                                          President, Aetna Financial                    Economic Competitiveness
                                                          Services (August 1997 to                      and Technology of
                                                          December 2000);                               Connecticut, Connecticut
                                                                                                        Business and Industry
                                                                                                        Association, Bushnell;
                                                                                                        Connecticut Forum; Metro
                                                                                                        Hartford Chamber of
                                                                                                        Commerce; and is
                                                                                                        Chairman, Concerned
                                                                                                        Citizens for Effective
                                                                                                        Government.

----------
(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2)  Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person" as defined under the 1940 Act, because of his relationship with ING Aeltus, an affiliate of ING Investments.
(4) Mr. McInerney is an "interested person", as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments.

                                                                                                    PRINCIPAL
                                                            TERM OF OFFICE                        OCCUPATION(S)
       NAME, ADDRESS                 POSITION(S)            AND LENGTH OF                          DURING THE
          AND AGE                HELD WITH COMPANIES        TIME SERVED(1)                       PAST FIVE YEARS
       -------------             -------------------        --------------                       ---------------
OFFICERS:

James M. Hennessy              President and Chief       February 2002 -        President and Chief Executive Officer of ING
7337 E. Doubletree Ranch Rd.   Executive Officer, and    Present                Capital Corporation, LLC, ING Funds Services,
Scottsdale, AZ 85258           Chief Operating                                  LLC, ING Advisors, Inc., ING Investments, LLC,
Born: 1949                     Officer                                          Lexington Funds Distributor, Inc., Express
                                                                                America T.C. Inc. and EAMC Liquidation Corp.
                                                                                (since December 2001); Executive Vice President
                                                                                and Chief Operating Officer of ING Funds
                                                                                Distributor, LLC (since June 2000). Formerly,
                                                                                Executive Vice President and Chief Operating
                                                                                Officer of ING Quantitative Management, Inc.
                                                                                (October 2001 to September 2002); Senior
                                                                                Executive Vice President (June 2000 to December
                                                                                2000) and Secretary (April 1995 to December 2000)
                                                                                of ING Capital Corporation, LLC, ING Funds
                                                                                Services, LLC, ING Investments, LLC, ING
                                                                                Advisors, Inc., Express America T.C. Inc., and
                                                                                EAMC Liquidation Corp.; and Executive Vice
                                                                                President, ING Capital Corporation, LLC and its
                                                                                affiliates (May 1998 to June 2000) and Senior
                                                                                Vice President, ING Capital Corporation, LLC and
                                                                                its affiliates (April 1995 to April 1998).

Stanley D. Vyner               Executive Vice            February 2002 -        Executive Vice President of ING Advisors, Inc.
7337 E. Doubletree Ranch Rd    President                 Present                and ING Investments, LLC (since July 2000) and
Scottsdale, AZ 85258                                                            Chief Investment Officer of the International
Born: 1950                                                                      Portfolios, ING Investments, LLC (since July
                                                                                1996). Formerly, President and Chief Executive
                                                                                Officer of ING Investments, LLC (August 1996 to
                                                                                August 2000).

Michael J. Roland              Executive Vice            April 2002 - Present   Executive Vice President, Chief Financial Officer
7337 E. Doubletree Ranch Rd.   President and                                    and Treasurer of ING Funds Services, LLC, ING
Scottsdale, AZ 85258           Assistant Secretary                              Funds Distributor, LLC, ING Advisors, Inc., ING
Born: 1958                                                                      Investments, LLC (December 2001 to present),
                               Principal Financial       February 2002 -        Lexington Funds Distributor, Inc., Express
                               Officer                   Present                America T.C. Inc. and EAMC Liquidation Corp.
                                                                                (since December 2001). Formerly, Executive Vice
                                                                                President, Chief Financial Officer and Treasurer
                                                                                of ING Quantitative Management, Inc. (December
                                                                                2001 to October 2002); Senior Vice President, ING
                                                                                Funds Services, LLC, ING Investments, LLC, and
                                                                                ING Funds Distributor, LLC (June 1998 to December
                                                                                2001) and Chief Financial Officer of Endeavor
                                                                                Group (April 1997 to June 1998).

                                                                                                    PRINCIPAL
                                                            TERM OF OFFICE                        OCCUPATION(S)
       NAME, ADDRESS                 POSITION(S)            AND LENGTH OF                          DURING THE
          AND AGE                HELD WITH COMPANIES        TIME SERVED(1)                       PAST FIVE YEARS
       -------------             -------------------        --------------                       ---------------
Robert S. Naka                 Senior Vice President     February 2002 -        Senior Vice President and Assistant Secretary of
7337 E. Doubletree Ranch Rd.   and Assistant Secretary   Present                ING Funds Services, LLC, ING Funds Distributor,
Scottsdale, AZ 85258                                                            LLC, ING Advisors, Inc., ING Investments, LLC
Born: 1963                                                                      (October 2001 to present) and Lexington Funds
                                                                                Distributor, Inc. (since December 2001).
                                                                                Formerly, Senior Vice President and Assistant
                                                                                Secretary for ING Quantitative Management, Inc.
                                                                                (October 2001 to October 2002); Vice President,
                                                                                ING Investments, LLC (April 1997 to October
                                                                                1999), ING Funds Services, LLC (February 1997 to
                                                                                August 1999) and Assistant Vice President, ING
                                                                                Funds Services, LLC (August 1995 to February
                                                                                1997).

Kimberly A. Anderson           Senior Vice President     December 2003 -        Vice President and Assistant Secretary of ING
7337 E. Doubletree Ranch Rd.                             Present                Funds Services, LLC, ING Funds Distributor, LLC,
Scottsdale, AZ 85258                                                            ING Advisors, Inc., ING Investments, LLC (since
Born: 1964                     Vice President            February 2002 -        October 2001) and Lexington Funds Distributor,
                                                         December 2003          Inc. since December 2001). Formerly, Vice
                                                                                President for ING Quantitative Management, Inc.
                               Secretary                 February 2002 -        (October 2001 to October 2002); Assistant Vice
                                                         September 2003         President of ING Funds Services, LLC (November
                                                                                1999 to January 2001) and has held various other
                                                                                positions with ING Funds Services, LLC for more
                                                                                than the last five years.

Robyn L. Ichilov               Vice President and        February 2002 -        Vice President of ING Funds Services, LLC (since
7337 E. Doubletree Ranch Rd.   Treasurer                 Present                October 2001) and ING Investments, LLC (since
Scottsdale, AZ 85258                                                            August 1997); Accounting Manager, ING
Born: 1967                                                                      Investments, LLC (since November 1995).

J. David Greenwald             Vice President            September 2003 -       Vice President of Mutual Fund Compliance of ING
7337 E. Doubletree Ranch Rd.                             Present                Funds Services, LLC (May 2003 - Present).
Scottsdale, Arizona 85258                                                       Formerly Assistant Treasurer and Director of
Born: 1957                                                                      Mutual Fund Compliance and Operations of American
                                                                                Skandia, A Prudential Financial Company (October
                                                                                1996 - May 2003).

Lauren D. Bensinger            Vice President            March 2003 - Present   Vice President and Chief Compliance Officer, ING
7337 E. Doubletree Ranch Rd.                                                    Funds Distributor, LLC. (July 1995 - Present);
Scottsdale, AZ 85258                                                            Vice President (February 1996 - Present) and
Born: 1954                                                                      Chief Compliance Officer (October 2001 - Present)
                                                                                ING Investments, LLC; Vice President and Chief
                                                                                Compliance Officer, ING Advisors, Inc. (July 2000
                                                                                - Present), Vice President and Chief Compliance
                                                                                Officer, ING Quantitative Management, Inc. (July
                                                                                2000 - September 2002), and Vice President, ING
                                                                                Fund Services, LLC (July 1995 - Present).

                                                                                                    PRINCIPAL
                                                            TERM OF OFFICE                        OCCUPATION(S)
       NAME, ADDRESS                 POSITION(S)            AND LENGTH OF                          DURING THE
          AND AGE                HELD WITH COMPANIES        TIME SERVED(1)                       PAST FIVE YEARS
       -------------             -------------------        --------------                       ---------------
Todd Modic                     Vice President            September 2003 -       Vice President of Financial Reporting -- Fund
7337 E. Doubletree Ranch Rd.                             Present                Accounting of ING Funds Services, LLC (September
Scottsdale, AZ 85258                                                            2002 to present). Formerly, Director of Financial
Born: 1967                     Assistant Vice            March 2002 to          Reporting of ING Investments, LLC (March 2001 to  ).
                               President                 September 2003         Director of Financial Reporting, Axient
                                                                                Communications, Inc. (May 2000 to January 2001)
                                                                                and Director of Finance, Rural/Metro Corporation
                                                                                (March 1995 to May 2000).

Theresa Kelety                 Secretary                 September 2003 -       Counsel, ING U.S. Financial Services (April 2003
7337 E. Doubletree Ranch Rd.                             present                - Present). Formerly, Senior Associate with
Scottsdale, Arizona 85258                                                       Shearman & Sterling (February 2000 - April 2003)
Born: 1963                                                                      and Associate with Sutherland Asbill & Brennan
                                                                                (1996 - February 2000).

Susan P. Kinens                Assistant Vice            March 2003 to          Assistant Vice President and Assistant Present
7337 E. Doubletree Ranch Rd.   President and             Present                Secretary, ING Funds Services, LLC (December 2002
Scottsdale, AZ 85258           Assistant Secretary                              - Present); and has held various other positions
Born: 1976                                                                      with ING Funds Services, LLC for the last five
                                                                                years. (1) The officers hold office until the
                                                                                next annual meeting of the Trustees and until
                                                                                their successors have been elected and qualified.

Maria M. Anderson              Assistant Vice            April 2002 to Present  Assistant Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.   President                                        LLC (since October 2001). Formerly, Manager of
Scottsdale, AZ 85258                                                            Fund Accounting and Fund Compliance, ING
Born: 1958                                                                      Investments, LLC (September 1999 to November
                                                                                2001); Section Manager of Fund Accounting, Stein
                                                                                Roe Mutual Funds (July 1998 to August 1999); and
                                                                                Financial Reporting Analyst, Stein Roe Mutual
                                                                                Funds (August 1997 to July 1998).

Huey P. Falgout, Jr.           Assistant Secretary       September 2003 -       Counsel, ING U.S. Financial Services (November
7337 E. Doubletree Ranch Rd.                             present                2002 - Present). Formerly, Associate General
Scottsdale, Arizona 85258                                                       Counsel of AIG American General (January 1999 -
Born: 1963                                                                      November 2002) and Associate General Counsel of
                                                                                Van Kampen, Inc. (April 1992 - January 1999).

----------------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Portfolios, including charges and expenses, may be obtained by calling ING Variable Annuities' Customer Service Desk at 1-800-366-0066. Please read the prospectus carefully before you invest or send money. The Portfolio's proxy voting record will be available without charge on or about August 31, 2004 on the Portfolio's website at www.ingfunds.com; and on the SEC's website www.sec.gov.

[ING FUNDS LOGO]                                             VPIPSAAR1203-021804

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP ("KPMG"), the principal accountant, for the audit of the registrant's annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $125,025, for the year ended December 31, 2003 and $114,250 for the year ended December 31, 2002.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

        None

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $24,000 in the year ended December 31, 2003 and $28,100 in the year ended December 31, 2002. Such services included review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns, tax services related to mergers and routine consulting.

        (d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

        None

(e)(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

                       MODEL AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

                                  JUNE 25, 2003

I. STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under Paragraph I on EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds' may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors' independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

II. AUDIT SERVICES

The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. TAX SERVICES

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. OTHER SERVICES

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

VI. PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. PROCEDURES

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on annual basis, receive from the independent auditors a list of services provided by the auditors during the prior 12-month period.

VIII. DELEGATION

The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. ADDITIONAL REQUIREMENTS

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.


Appendix A
Pre-Approved Audit Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                    THE FUND(S)          FEE RANGE
------------------------------------------------------------------------------------------------------
Statutory audits or financial audits (including tax services            /X/           As presented to
associated with audit services)                                                       Audit Committee

Services associated with SEC registration statements, periodic          /X/            Not to exceed
reports and other documents filed with the SEC or other                              $8,500 per filing
documents issued in connection with securities offerings
(E.G., consents), and assistance in responding to SEC comment letters.

Consultations by Fund management with respect to accounting or          /X/            Not to exceed
disclosure treatment of transactions or events and/or the                              $8,000 during
actual or potential effect of final or proposed rules,                               the Pre-Approval
standards or interpretations by the SEC, Financial Accounting                             Period
Standards Board, or other regulatory or standard setting
bodies.


Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                    THE
                                                   FUND(S)      FUND AFFILIATES          FEE RANGE
---------------------------------------------------------------------------------------------------------
Services related to Fund mergers                     /X/                /X/              Not to exceed
                                                                                      $10,000 per merger

Consultations by Fund management with respect        /X/                                 Not to exceed
to accounting or disclosure treatment of                                                  $5,000 per
transactions or events and/or the actual or                                            occurrence during
potential effect of final or proposed rules,                                           the Pre-Approval
standards or interpretations by the SEC,                                                    Period
Financial Accounting Standards Board, or
other regulatory or standard setting bodies.
[NOTE: Under SEC rules some consultations
may be "audit" services and others may be
"audit-related" services.]

Review of the Funds' semi-annual financial           /X/                                 Not to exceed
statements                                                                              $5,000 for each
                                                                                       set of financial
                                                                                          statements

Reports to regulatory or government agencies         /X/                               Up to $5,000 per
related to the annual engagement                                                       occurrence during
                                                                                       the Pre-Approval
                                                                                            Period

Regulatory compliance assistance                     /X/                /X/              Not to exceed
                                                                                      $5,000 per quarter

Training courses                                                        /X/              Not to exceed
                                                                                       $2,000 per course

SAS 70 Internal Control Review for Investment                           /X/              Not to exceed
Advisers/Affiliated Sub-Advisers                                                        $150,000 during
                                                                                       the Pre-Approval
                                                                                            Period


Appendix C
Pre-Approved Tax Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                          FUND
                                                 THE FUND(S)           AFFILIATES          FEE RANGE
--------------------------------------------------------------------------------------------------------
Preparation of federal and state income tax          /X/                                Not to exceed
returns and federal excise tax returns for the                                         $6,000 per Fund
Funds including assistance and review with excise                                         during the
tax distributions.                                                                       Pre-Approval
                                                                                            Period

Review of IRC Sections 851(b) and 817(h)             /X/                               $750 per retail
diversification testing on a real-time basis                                           Fund and $1,000
                                                                                        per insurance
                                                                                        dedicated Fund
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

Review of year-end reporting for 1099's              /X/                                Not to exceed
                                                                                        $800 per Fund
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

Tax assistance and advice regarding statutory,       /X/                /X/             Not to exceed
regulatory or administrative developments                                               $5,000 for the
                                                                                       Funds or for the
                                                                                      Funds' investment
                                                                                        adviser during
                                                                                       the Pre-Approval
                                                                                            Period

International tax services (e.g., Taiwan and         /X/                                Not to exceed
India)                                                                                 $5,000 per Fund
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

Tax training courses                                                    /X/             Not to exceed
                                                                                      $2,000 per course
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

Loan Staff Services                                  /X/                /X/             Not to exceed
                                                                                        $15,000 during
                                                                                       the Pre-Approval
                                                                                            Period


                                                                          FUND
                                                 THE FUND(S)           AFFILIATES          FEE RANGE
---------------------------------------------------------------------------------------------------------
Tax services associated with Fund mergers            /X/                                Not to exceed
                                                                                      $8,000 per merger
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

Tax services related to CLOs and CBOs                                   /X/             Not to exceed
                                                                                         $15,000 per
                                                                                           quarter


Appendix D
Pre-Approved Other Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                 THE FUND(S)      FUND AFFILIATES          FEE RANGE
--------------------------------------------------------------------------------------------------------
Agreed-upon procedures for Class B share                                /X/              Not to exceed
12b-1 programs                                                                           $25,000 during
                                                                                              the
                                                                                          Pre-Approval
                                                                                             Period

AIMR assistance, and/or verification of                                 /X/              Not to exceed
composites                                                                               $25,000 during
                                                                                              the
                                                                                          Pre-Approval
                                                                                             Period


Appendix E

Prohibited Non-Audit Services
Dated:    200X

    - Bookkeeping or other services related to the accounting records or financial statements of the Funds

    -   Financial information systems design and implementation

    - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

    -   Actuarial services

    -   Internal audit outsourcing services

    -   Management functions

    -   Human resources

    -   Broker-dealer, investment adviser, or investment banking services

    -   Legal services

    -   Expert services unrelated to the audit

    - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

(e)(2) PERCENTAGE OF SERVICES REFERRED TO IN 4(b) - (4)(d) THAT WERE APPROVED BY THE AUDIT COMMITTEE

        100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

        Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $364,873 for the year ended December 31, 2003 and $398,868 for the year ended December 31, 2002.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Portfolios, Inc.
              -----------------------------


By  /s/ James M. Hennessy
   ----------------------------------------------
        James M. Hennessy
        President and Chief Executive Officer

Date March 5, 2004
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/ James M. Hennessy
   ----------------------------------------------
        James M. Hennessy
        President and Chief Executive Officer

Date March 5, 2004
     -------------


By  /s/ Michael J. Roland
   ------------------------------------------
        Michael J. Roland
        Executive Vice President and Chief Financial Officer

Date March 5, 2004
     -------------